THE PRUDENTIAL SERIES FUND, INC.
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          PRUDENTIAL GLOBAL PORTFOLIO                       PROSPECTUS
         PRUDENTIAL JENNISON PORTFOLIO
       PRUDENTIAL MONEY MARKET PORTFOLIO                    AUGUST 11, 2000
       PRUDENTIAL STOCK INDEX PORTFOLIO
SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
      SP AIM AGGRESSIVE GROWTH PORTFOLIO
      SP AIM GROWTH AND INCOME PORTFOLIO
    SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
       SP ALLIANCE TECHNOLOGY PORTFOLIO
    SP BALANCED ASSET ALLOCATION PORTFOLIO
  SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
           SP DAVIS VALUE PORTFOLIO
  SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
     SP GROWTH ASSET ALLOCATION PORTFOLIO
   SP INVESCO SMALL COMPANY GROWTH PORTFOLIO
  SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
         SP LARGE CAP VALUE PORTFOLIO
    SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
        SP MFS MID-CAP GROWTH PORTFOLIO
         SP PIMCO HIGH YIELD PORTFOLIO
        SP PIMCO TOTAL RETURN PORTFOLIO
 SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
       SP SMALL/MID CAP VALUE PORTFOLIO
SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO


AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                                                             [LOGO]

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TABLE OF CONTENTS

   1 RISK/RETURN SUMMARY
   1 Investment Objectives and Principal Strategies
  10 Principal Risks
  13 Evaluating Performance

  17 HOW THE PORTFOLIOS INVEST

  17 INVESTMENT OBJECTIVES AND POLICIES
  17 Prudential Global Portfolio
  17 Prudential Jennison Portfolio
  18 Prudential Money Market Portfolio
  19 Prudential Stock Index Portfolio
  20 SP AIM Aggressive Growth Portfolio
  20 SP AIM Growth and Income Portfolio
  22 SP Alliance Large Cap Growth Portfolio
  23 SP Alliance Technology Portfolio
  24 SP Asset Allocation Portfolios
  25 SP Aggressive Growth Asset Allocation Portfolio
  25 SP Balanced Asset Allocation Portfolio 26 SP Conservative
        Asset Allocation Portfolio
  26 SP Growth Asset Allocation Portfolio
  27 SP Davis Value Portfolio
  28 SP Deutsche International Equity Portfolio
  30 SP INVESCO Small Company Growth Portfolio
  31 SP Jennison International Growth Portfolio
  33 SP Large Cap Value Portfolio
  34 S  MFS Capital Opportunities Portfolio
  34 SP MFS Mid-Cap Growth Portfolio
  35 SP PIMCO High Yield Portfolio
  36 SP PIMCO Total Return Portfolio
  38 SP Prudential U.S. Emerging Growth Portfolio
  40 SP Small/Mid Cap Value Portfolio
  41 SP Strategic Partners Focused Growth Portfolio

  44 OTHER INVESTMENTS AND STRATEGIES

  44 ADRs
  44 Convertible Debt and Convertible Preferred Stock
  44 Derivatives
  45 Dollar Rolls
  45 Forward Foreign Currency Exchange Contracts
  45 Futures
  45 Interest Rate Swaps
  45 Joint Repurchase Account
  45 Loan Participations
  45 Mortgage-related Securities
  46 Options
  46 Real Estate Investment Trusts
  46 Repurchase Agreements
  46 Reverse Repurchase Agreements
  46 Short Sales
  46 Short Sales Against-the-Box
  46 When-issued and Delayed Delivery Securities


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  47 HOW THE FUND IS MANAGED

  47 Board of Directors
  47 Investment Manager
  48 Investment Sub-Advisers
  49 Portfolio Managers

  58 HOW TO BUY AND SELL SHARES OF THE FUND
  59 Net Asset Value
  60 Distributor

  60 OTHER INFORMATION
  60 Federal Income Taxes
  60 European Monetary Union
  60 Monitoring for Possible Conflicts

 F-1 FINANCIAL HIGHLIGHTS

(For more information--see back cover)

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RISK/RETURN SUMMARY

This prospectus provides information about THE PRUDENTIAL SERIES FUND, INC. (the
Fund), which consists of thirty-seven separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America (Prudential) and affiliates as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Class I shares of each Portfolio discussed in this prospectus are available under the Strategic Partners(SM) Annuity One variable annuity.

This section highlights key information about each Portfolio available under the Strategic Partners(SM) annuity. The initials "SP" that appear before the name of several of these Portfolios are an allusion to "Strategic Partners," although the official Portfolio names use the SP initials. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI). Any percentage limitations on Portfolio investments are generally applied at the time of purchase.


INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

The following summarizes the investment objectives, principal strategies and principal risks for each of the available Portfolios. We describe the terms "company risk," "credit risk," "derivatives risk," "foreign investment risk," "high yield risk," "interest rate risk," "leveraging risk," "liquidity risk," "management risk," "market risk," and "mortgage risk" in the section on Principal Risks, on page 10. While we make every effort to achieve the investment objective for each Portfolio, we can't guarantee success.


PRUDENTIAL GLOBAL PORTFOLIO

The Portfolio's investment objective is LONG-TERM GROWTH OF CAPITAL. To achieve this objective, we invest primarily in common stocks (and their equivalents) of foreign and U.S. companies. Generally, we invest in at least three countries, including the U.S., but we may invest up to 35% of the Portfolio's assets in companies located in any one country other than the U.S. While we make every effort to achieve our objective, we can't guarantee success. Loss of money is a risk of investing in this Portfolio.

     PRINCIPAL RISKS:
     o COMPANY RISK
     o CREDIT RISK
     o DERIVATIVES RISK
     o FOREIGN INVESTMENT RISK
     o INTEREST RATE RISK
     o LEVERAGING RISK
     o LIQUIDITY RISK
     o MANAGEMENT RISK
     o MARKET RISK

PRUDENTIAL JENNISON PORTFOLIO

The Portfolio's investment objective is TO ACHIEVE LONG-TERM GROWTH OF CAPITAL. To achieve this objective, the Portfolio invests primarily in equity securities of major, established corporations that it believes offer above-average growth prospects. In addition, the Portfolio may invest up to 30% of its total assets in foreign securities. While the Portfolio makes every effort to achieve its objective, it can't guarantee success. Loss of money is a risk of investing in this Portfolio.

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     PRINCIPAL RISKS:
     o COMPANY RISK
     o CREDIT RISK
     o DERIVATIVES RISK
     o FOREIGN INVESTMENT RISK
     o INTEREST RATE RISK
     o LEVERAGING RISK
     o LIQUIDITY RISK
     o MANAGEMENT RISK
     o MARKET RISK

PRUDENTIAL MONEY MARKET PORTFOLIO

The Portfolio's investment objective is MAXIMUM CURRENT INCOME CONSISTENT WITH THE STABILITY OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY. To achieve its objective, the Portfolio invests in high-quality short-term money market instruments issued by the U.S. government or its agencies, as well as by corporations and banks, both domestic and foreign. The Portfolio will invest only in instruments that mature in thirteen months or less, and which are denominated in U.S. dollars. While the Portfolio makes every effort to achieve its objective, it can't guarantee success.

    PRINCIPAL RISKS:
    o CREDIT RISK
    o INTEREST RATE RISK
    o LEVERAGING RISK
    o MANAGEMENT RISK

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An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to maintain a net asset value of $10 per share, it is possible to lose money by investing in the Portfolio.
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PRUDENTIAL STOCK INDEX PORTFOLIO

The Portfolio's investment objective is INVESTMENT RESULTS THAT GENERALLY CORRESPOND TO THE PERFORMANCE OF PUBLICLY-TRADED COMMON STOCKS. To achieve its objective, the Portfolio attempts to duplicate the price and yield of the S&P
500. The S&P 500 represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not "managed" in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks in proportion to their weighting in the S&P 500. While the Portfolio makes every effort to achieve its objective, it can't guarantee success. Loss of money is a risk of investing in this Portfolio.

     PRINCIPAL RISKS:
     o   COMPANY RISK
     o   DERIVATIVES RISK
     o   LIQUIDITY RISK
     o   MANAGEMENT RISK
     o   MARKET RISK


SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO

     The SP Aggressive Growth Asset Allocation Portfolio seeks capital appreciation by investing in large cap equity Portfolios, international Portfolios, and small/mid cap equity Portfolios. Pertinent risks are those associated with each Portfolio in which this Portfolio invests. Loss of money is a risk of investing in this Portfolio.

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The SP Aggressive Growth Asset Allocation Portfolio is composed of shares of the following Fund Portfolios:

     o a large capitalization equity component (approximately 40% of the Portfolio, invested in shares of the SP Davis Value Portfolio (20% of Portfolio), the SP Alliance Large Cap Growth Portfolio (10% of Portfolio), and the Prudential Jennison Portfolio (10% of Portfolio)); and

     o an international component (approximately 35% of the Portfolio, invested in shares of the SP Jennison International Growth Portfolio (17.5% of Portfolio) and the SP Deutsche International Equity Portfolio (17.5% of Portfolio)); and

     o a small/mid capitalization equity component (approximately 25% of the Portfolio, invested in shares of the SP Small/Mid Cap Value Portfolio (12.5% of Portfolio) and the SP Prudential U.S. Emerging Growth Portfolio (12.5% of Portfolio)).

For more information on the following Portfolios, see the pages indicated: SP Davis Value Portfolio (p.27), SP Alliance Large Cap Growth Portfolio (p.22), Prudential Jennison Portfolio (p.17), SP Jennison International Growth Portfolio (p. 31), SP Deutsche International Equity Portfolio (p.28), SP Small/Mid Cap Value Portfolio (p. 40), SP Prudential U.S. Emerging Growth Portfolio (p.38).

SP AIM AGGRESSIVE GROWTH PORTFOLIO

The Portfolio's investment objective is to achieve LONG-TERM GROWTH OF CAPITAL. The Portfolio seeks to meet this objective by investing primarily in the common stocks of companies whose earnings the Portfolio's portfolio managers expect to grow more than 15% per year. On behalf of the Portfolio, AIM Capital Management, Inc. will invest in securities of small- and medium-sized growth companies and may also invest up to 25% of its total assets in foreign securities. Loss of money is a risk of investing in this Portfolio.

    PRINCIPAL RISKS:
    o COMPANY RISK
    o FOREIGN INVESTMENT RISK
    o LIQUIDITY RISK
    o MANAGEMENT RISK
    o MARKET RISK

SP AIM GROWTH AND INCOME PORTFOLIO

The Portfolio's primary investment objective is GROWTH OF CAPITAL WITH A SECONDARY OBJECTIVE OF CURRENT INCOME. The Portfolio seeks to meet these objectives by investing at least 65% of its total assets in securities of established companies that have long-term above-average growth in earnings and dividends, and growth companies that the portfolio managers believe have the potential for above-average growth in earnings and dividends. AIM Capital Management, Inc. considers whether to sell a particular security when they believe the security no longer has that potential or the capacity to generate income. The Portfolio may also invest up to 20% of its total assets in foreign securities. Loss of money is a risk of investing in this Portfolio.

    PRINCIPAL RISKS:
    o COMPANY RISK
    o CREDIT RISK
    o FOREIGN INVESTMENT RISK
    o INTEREST RATE RISK
    o LIQUIDITY RISK
    o MANAGEMENT RISK
    o MARKET RISK


SP ALLIANCE LARGE CAP GROWTH PORTFOLIO

     The Portfolio's investment objective is GROWTH OF CAPITAL BY PURSUING AGGRESSIVE INVESTMENT POLICIES. The Portfolio invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Portfolio focuses on a relatively small number of intensively researched companies. Alliance Capital Management L.P. selects the Portfolio's investments from a research universe of more than 600 companies that have strong management,


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superior industry positions, excellent balance sheets, and superior earnings growth prospects. "Alliance", "Alliance Capital" and their logos are registered marks of Alliance Capital Management L.P. ("Alliance"). Loss of money is a risk of investing in this Portfolio.

     PRINCIPAL RISKS:
     o COMPANY RISK
     o DERIVATIVES RISK
     o FOREIGN INVESTMENT RISK
     o LEVERAGING RISK
     o LIQUIDITY RISK
     o MANAGEMENT RISK
     o MARKET RISK

SP ALLIANCE TECHNOLOGY PORTFOLIO

The Portfolio's objective is GROWTH OF CAPITAL. The Portfolio invests primarily in securities of companies that use technology extensively in the development of new or improved products or processes. Within this framework, the Portfolio may invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known, established companies or in new or unseasoned companies. The Portfolio also may invest in debt securities and up to 10% of its total assets in foreign securities. Among the principal risks of investing in the Portfolio is market risk. In addition, technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. To the extent the Portfolio invests in debt and foreign securities, your investment has interest rate risk, credit risk, foreign risk, and currency risk. Loss of money is a risk of investing in this Portfolio. This Portfolio is advised by Alliance Capital Management, L.P.

     PRINCIPAL RISKS:
     o COMPANY RISK
     o CREDIT RISK
     o DERIVATIVES RISK
     o FOREIGN INVESTMENT RISK
     o INTEREST RATE RISK
     o LEVERAGING RISK
     o LIQUIDITY RISK
     o MANAGEMENT RISK
     o MARKET RISK

SP BALANCED ASSET ALLOCATION PORTFOLIO

The SP Balanced Asset Allocation Portfolio seeks to provide a balance between current income and growth of capital by investing in fixed income Portfolios, large cap equity Portfolios, small/mid cap equity Portfolios, and international equity Portfolios. Pertinent risks are those associated with each Portfolio in which this Portfolio invests. Loss of money is a risk of investing in this Portfolio.


The SP Balanced Asset Allocation Portfolio is composed of shares of the following Portfolios:

     o a fixed income component (approximately 40% of the Portfolio, invested in shares of the SP PIMCO Total Return Portfolio (25% of Portfolio) and the SP PIMCO High Yield Portfolio (15% of Portfolio)); and

     o a large capitalization equity component (approximately 35% of the Portfolio, invested in shares of the SP Davis Value Portfolio (17.5% of Portfolio), the SP Alliance Large Cap Growth Portfolio (8.75% of Portfolio), and the Prudential Jennison Portfolio (8.75% of Portfolio)); and

     o a small/mid capitalization equity component (approximately 15% of the Portfolio, invested in shares of the SP Small/Mid Cap Value Portfolio (7.5% of Portfolio) and the SP Prudential U.S. Emerging Growth Portfolio (7.5% of Portfolio)); and

     o an international component (approximately 10% of the Portfolio, invested in shares of the SP Jennison International Growth Portfolio (5% of Portfolio) and the SP Deutsche International Equity Portfolio (5% of Portfolio).


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For more information on the following Portfolios, see the pages indicated: SP
PIMCO Total Return Portfolio (p.36), SP PIMCO High Yield Portfolio (p.35), SP Davis Value Portfolio (p.27), SP Alliance Large Cap Growth Portfolio (p.22), Prudential Jennison Portfolio (p.17), SP Small/Mid Cap Value Portfolio (p.40), SP Prudential U.S. Emerging Growth Portfolio (p.38), SP Jennison International Growth Portfolio (p.31), SP Deutsche International Equity Portfolio (p.28).

SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO

The SP Conservative Asset Allocation Portfolio seeks to provide current income with low to moderate capital appreciation by investing in fixed income Portfolios, large cap equity Portfolios, and small/mid cap equity Portfolios. Pertinent risks are those associated with each Portfolio in which this Portfolio invests. Loss of money is a risk of investing in this Portfolio.


The SP Conservative Asset Allocation Portfolio is composed of shares of the following Portfolios:

     o a fixed income component (approximately 60% of the Portfolio, invested in shares of the SP PIMCO Total Return Portfolio (40% of Portfolio) and the SP PIMCO High Yield Portfolio (20% of Portfolio)); and

     o a large capitalization equity component (approximately 30% of the Portfolio, invested in shares of the SP Davis Value Portfolio (15% of Portfolio), the SP Alliance Large Cap Growth Portfolio (7.5% of Portfolio), and the Prudential Jennison Portfolio (7.5% of Portfolio)); and

     o a small/mid capitalization equity component (approximately 10% of the Portfolio, invested in shares of the SP Small/Mid Cap Value Portfolio (5% of Portfolio) and the SP Prudential U.S. Emerging Growth Portfolio (5% of Portfolio)).

For more information on the following Portfolios, see the pages indicated: SP PIMCO Total Return Portfolio (p.36), SP PIMCO High Yield Portfolio (p.35), SP Davis Value Portfolio (p.27), SP Alliance Large Cap Growth Portfolio (p.22), Prudential Jennison Portfolio (p.17), SP Small/Mid Cap Value Portfolio (p.40), SP Prudential U.S. Emerging Growth Portfolio (p.38).

SP DAVIS VALUE PORTFOLIO

SP Davis Value Portfolio's investment objective is GROWTH OF CAPITAL. The Portfolio invests primarily in common stock of U.S. companies with market capitalizations of at least $5 billion.

The portfolio managers use the investment philosophy of Davis Selected Advisors, LP to select common stocks of quality, overlooked growth companies at value prices and to hold them for the long-term. They look for companies with sustainable growth rates selling at modest price-earnings multiples that they hope will expand as other investors recognize the company's true worth. The portfolio managers believe that if you combine a sustainable growth rate with a gradually expanding multiple, these rates compound and can generate returns that could exceed average returns earned by investing in large capitalization domestic stocks. They consider selling a company if the company no longer exhibits the characteristics that they believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns. Loss of money is a risk of investing in this Portfolio.

     PRINCIPAL RISKS:
     o   COMPANY RISK
     o   DERIVATIVES RISK
     o   LEVERAGING RISK
     o   LIQUIDITY RISK
     o   MANAGEMENT RISK
     o   MARKET RISK

SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO

The Portfolio's investment objective is to INVEST FOR LONG-TERM CAPITAL APPRECIATION. The Portfolio invests primarily in the stocks and other equity securities of companies in developed countries outside the United States. The Portfolio seeks to achieve its goal by investing primarily in companies in developed foreign countries. The


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companies are selected by an extensive tracking system plus the input of experts from various financial disciplines. Loss of money is a risk of investing in this Portfolio. This Portfolio is advised by Bankers Trust Company.

     PRINCIPAL RISKS:
     o COMPANY RISK
     o DERIVATIVES RISK
     o FOREIGN INVESTMENT RISK
     o LEVERAGING RISK
     o LIQUIDITY RISK
     o MANAGEMENT RISK
     o MARKET RISK

SP GROWTH ASSET ALLOCATION PORTFOLIO

The SP Growth Asset Allocation Portfolio seeks to provide long-term growth of capital with consideration also given to current income, by investing in large cap equity Portfolios, fixed income Portfolios, international equity Portfolios, and small/mid cap equity Portfolios. Pertinent risks are those associated with each Portfolio in which this Portfolio invests. Loss of money is a risk of investing in this Portfolio.

The Growth Asset Allocation Portfolio is composed of shares of the following
Portfolios:

     o a large capitalization equity component (approximately 45% of the Portfolio, invested in shares of the SP Davis Value Portfolio (22.5% of Portfolio), the SP Alliance Large Cap Growth Portfolio (11.25% of Portfolio), and the Prudential Jennison Portfolio (11.25% of Portfolio)); and

     o a fixed income component (approximately 20% of the Portfolio, invested in shares of the SP PIMCO High Yield Portfolio (10% of Portfolio) and the SP PIMCO Total Return Portfolio (10% of Portfolio)); and

     o an international component (approximately 20% of the Portfolio, invested in shares of the SP Jennison International Growth Portfolio (10% of Portfolio) and the SP Deutsche International Equity Portfolio (10% of Portfolio)); and

     o a small/mid capitalization equity component (approximately 15% of the Portfolio, invested in shares of the SP Small/Mid Cap Value Portfolio (7.5% of Portfolio) and the SP Prudential U.S. Emerging Growth Portfolio (7.5% of Portfolio)).

For more information on the following Portfolios, see the pages indicated: SP Davis Value Portfolio (p.27), SP Alliance Large Cap Growth Portfolio (p.22), Prudential Jennison Portfolio (p.17), SP PIMCO High Yield Portfolio (p.35), SP PIMCO Total Return Portfolio (p.36), SP Jennison International Growth Portfolio (p.31), SP Deutsche International Equity Portfolio (p.28), SP Small/Mid Cap Value Portfolio (p.40), SP Prudential U.S. Emerging Growth Portfolio (p.38).

SP INVESCO SMALL COMPANY GROWTH PORTFOLIO

The Portfolio seeks LONG-TERM CAPITAL GROWTH. Most holdings are in small-capitalization companies--those with market capitalizations under $2 billion at the time of purchase.

Investments in small, developing companies carry greater risk than investments in larger, more established companies. Developing companies generally face intense competition, and have a higher rate of failure than larger companies. On the other hand, large companies were once small companies themselves, and the growth opportunities of some small companies may be quite high. Loss of money is a risk of investing in this Portfolio. This Portfolio is advised by INVESCO Funds Group, Inc.

     PRINCIPAL RISKS:
     o   COMPANY RISK
     o   DERIVATIVES RISK
     o   LEVERAGING RISK
     o   LIQUIDITY RISK
     o   MANAGEMENT RISK
     o   MARKET RISK


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SP JENNISON INTERNATIONAL GROWTH PORTFOLIO

The Portfolio's investment objective is LONG-TERM GROWTH OF CAPITAL. The Portfolio seeks to achieve this objective by investing in equity-related securities of foreign issuers. This means the Portfolio looks for investments that Jennison thinks will increase in value over a period of years. To achieve its objective, the Portfolio invests primarily in the common stock of large and medium-sized foreign companies. Under normal circumstances, the Portfolio invests at least 65% of its total assets in common stock of foreign companies operating or based in at least five different countries. The Portfolio looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitability, strong balance sheets, management strength and strong market share for its products. The Portfolio also tries to buy such stocks at attractive prices in relation to their growth prospects. Loss of money is a risk of investing in this Portfolio. This Portfolio is advised by Jennison Associates LLC.

     PRINCIPAL RISKS:
     o   COMPANY RISK
     o   CREDIT RISK
     o   DERIVATIVES RISK
     o   FOREIGN INVESTMENT RISK
     o   INTEREST RATE RISK
     o   MARKET RISK


SP LARGE CAP VALUE PORTFOLIO

The Portfolio's investment objective is LONG-TERM GROWTH OF CAPITAL. The portfolio's investment strategy includes investing at least 65% of total assets in common stocks of companies with large market capitalizations (over $1 billion at the time of investment). The Portfolio focuses on investing in securities of companies that Fidelity Management & Research Company (FMR) believes are undervalued in the marketplace in relation to factors such as assets, earnings or growth potential (stocks of these companies are often called "value" stocks). The Portfolio invests in domestic and foreign issuers. The Portfolio uses both fundamental analysis of each issuer's financial condition, its industry position and market and economic conditions, and statistical models to evaluate an issuer's growth potential, valuation, liquidity and investment risk, to select investments. An investment in this Portfolio, like any Portfolio, is not a deposit of a bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. Loss of money is a risk of investing in this Portfolio.

     PRINCIPAL RISKS:
     o   COMPANY RISK
     o   DERIVATIVES RISK
     o   FOREIGN INVESTMENT RISK
     o   LEVERAGING RISK
     o   LIQUIDITY RISK
     o   MANAGEMENT RISK
     o   MARKET RISK
     o   "VALUE" INVESTING


SP MFS CAPITAL OPPORTUNITIES PORTFOLIO

The Portfolio's investment objective is CAPITAL APPRECIATION. The Portfolio invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depository receipts for those securities. The Portfolio focuses on companies which Massachusetts Financial Services Company (MFS) believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio's portfolio manager and MFS's large group of equity research analysts. The Portfolio may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies. The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Loss of money is a risk of investing in this Portfolio. High portfolio turnover results in higher transaction costs and can affect the Portfolio's performance.


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


         PRINCIPAL RISKS:
         o COMPANY RISK
         o CREDIT RISK
         o DERIVATIVES RISK
         o FOREIGN INVESTMENT RISK
         o INTEREST RATE RISK
         o LEVERAGING RISK
         o LIQUIDITY RISK
         o MANAGEMENT RISK
         o MARKET RISK

SP MFS MID-CAP GROWTH PORTFOLIO

The Portfolio's investment objective is LONG-TERM GROWTH OF CAPITAL. The Portfolio invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depository receipts for those securities. These securities typically are of medium market capitalizations, which Massachusetts Financial Services Company believes have above-average growth potential.

Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap(TM) Growth Index range at the time of the Portfolio's investment. This Index is a widely recognized, unmanaged index of mid-cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap(TM) Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the Portfolio's 65% investment policy. The Portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the portfolio manager and MFS's large group of equity research analysts. The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest a relatively high percentage of its assets in a small number of issuers. The Portfolio may invest in foreign securities (including emerging markets securities) through which it may have exposure to foreign currencies. The Portfolio is expected to engage in active and frequent trading to achieve its principal investment strategies. Loss of money is a risk of investing in this Portfolio. High portfolio turnover results in higher transaction costs and can affect the Portfolio's performance.

     PRINCIPAL RISKS:
     o COMPANY RISK
     o CREDIT RISK
     o DERIVATIVES RISK
     o FOREIGN INVESTMENT RISK
     o INTEREST RATE RISK
     o LEVERAGING RISK
     o LIQUIDITY RISK
     o MANAGEMENT RISK
     o MARKET RISK

SP PIMCO HIGH YIELD PORTFOLIO

The investment objective of the Portfolio is to SEEK MAXIMUM TOTAL RETURN, CONSISTENT WITH PRESERVATION OF CAPITAL AND PRUDENT INVESTMENT MANAGEMENT. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of high yield securities ("junk bonds") rated below investment grade but rated at least B by Moody's or S&P, or, if unrated, determined by Pacific Investment Management Company (PIMCO) to be of comparable quality. The remainder of the Portfolio's assets may be invested in investment grade fixed income instruments. The average duration of the Portfolio normally varies within a two- to six-year time frame based on PIMCO's forecast for interest rates. The Portfolio may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its assets in euro-denominated securities. The Portfolio normally will hedge at least 75% of its exposure to the euro to reduce the risk of loss due to fluctuations in currency exchange rates. Loss of money is a risk of investing in this Portfolio.

     PRINCIPAL RISKS:
     o   COMPANY RISK
     o   CREDIT RISK
     o   DERIVATIVES RISK
     o   FOREIGN INVESTMENT RISK
     o   HIGH YIELD RISK
     o   INTEREST RATE RISK
     o   LEVERAGING RISK
     o   LIQUIDITY RISK
     o   MANAGEMENT RISK
     o   MARKET RISK
     o   MORTGAGE RISK

SP PIMCO TOTAL RETURN PORTFOLIO

The investment objective of the Portfolio is to SEEK MAXIMUM TOTAL RETURN, CONSISTENT WITH PRESERVATION OF CAPITAL AND PRUDENT INVESTMENT MANAGEMENT. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on Pacific Investment Management Company's forecast for interest rates. Loss of money is a risk of investing in this Portfolio.

     PRINCIPAL RISKS:
     o COMPANY RISK
     o CREDIT RISK
     o DERIVATIVES RISK
     o FOREIGN INVESTMENT RISK
     o INTEREST RATE RISK
     o LEVERAGING RISK
     o LIQUIDITY RISK
     o MANAGEMENT RISK
     o MARKET RISK
     o MORTGAGE RISK

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO

The Portfolio's investment objective is LONG-TERM CAPITAL APPRECIATION, which means that the Portfolio seeks investments whose price will increase over several years. The Portfolio normally invests at least 65% of its total assets in equity securities of small and medium-sized U.S. companies with the potential for above-average growth. The Portfolio also may use derivatives for hedging or to improve the Portfolio's returns. While the Portfolio makes every effort to achieve its objective, it can't guarantee success. The Portfolio may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Portfolio's performance. Loss of money is a risk of investing in this Portfolio. This Portfolio is advised by Jennison Associates LLC.

      PRINCIPAL RISKS:
      o COMPANY RISK
      o CREDIT RISK
      o DERIVATIVES RISK
      o FOREIGN INVESTMENT RISK
      o INTEREST RATE RISK
      o LEVERAGING RISK
      o LIQUIDITY RISK
      o MANAGEMENT RISK
      o MARKET RISK

SP SMALL/MID CAP VALUE PORTFOLIO

The Portfolio's investment objective is LONG-TERM GROWTH OF CAPITAL. The Portfolio's investment strategy includes normally investing at least 65% of total assets in common stocks of companies with small to medium market capitalizations (those with market capitalizations similar to companies in the Russell 2000 or the Russell Midcap at the time of investment). The Portfolio focuses on investing in securities of companies that Fidelity Management & Research Company believes are undervalued in the marketplace in relation to factors such as assets, earnings or growth potential (stocks of these companies are often called "value" stocks). The Portfolio invests in domestic and foreign issuers. The Portfolio uses both fundamental analysis of each issuer's financial condition, its industry position and market and economic conditions, and statistical models to evaluate an issuer's growth potential, valuation, liquidity and investment risk, to select investments. An investment in the Portfolio, like any Portfolio, is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. Loss of money is a risk of investing in this Portfolio.

     PRINCIPAL RISKS:
     o COMPANY RISK
     o DERIVATIVES RISK
     o FOREIGN INVESTMENT RISK
     o LEVERAGING RISK
     o LIQUIDITY RISK
     o MANAGEMENT RISK
     o MARKET RISK
     o SMALL CAP INVESTING
     o "VALUE" INVESTING

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO

The Portfolio's investment objective is LONG-TERM GROWTH OF CAPITAL. This means the Portfolio seeks investments whose price will increase over several years. The Portfolio normally invests at least 65% of its total assets in equity-related securities of U.S. companies that the adviser believes to have strong capital appreciation potential. The Portfolio's strategy is to combine the efforts of two investment advisers and to invest in the favorite stock selection ideas of three portfolio managers (two of whom invest as a team). Each investment adviser to the Portfolio utilizes a growth style to select approximately 20 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio's assets in any one issuer. The Portfolio is nondiversified, meaning it can invest more than 5% of its assets in the securities of any one issuer. Investing in a nondiversified portfolio, particularly a portfolio investing in approximately 40 equity-related securities, involves greater risk than investing in a diversified portfolio because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified portfolio. The Portfolio may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Portfolio's performance. Loss of money is a risk of investing in this Portfolio. This Portfolio is advised by Jennison Associates LLC and Alliance Capital Management, L.P.

     PRINCIPAL RISKS:
     o COMPANY RISK
     o DERIVATIVES RISK
     o FOREIGN INVESTMENT RISK
     o LEVERAGING RISK
     o LIQUIDITY RISK
     o MANAGEMENT RISK
     o MARKET RISK

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

     COMPANY RISK. The price of the stock or debt security of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

     CREDIT RISK. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt - also known as "high-yield bonds" and "junk bonds" - have a higher risk of default and tend to be less liquid than higher-rated securities.

     DERIVATIVES RISK. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

     FOREIGN INVESTMENT RISK. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk is comprised of the specific risks described below.

     CURRENCY RISK. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

     EMERGING MARKET RISK. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

     FOREIGN MARKET RISK. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

     INFORMATION RISK. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

     LIQUIDITY RISK. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

     POLITICAL DEVELOPMENTS. Political developments may adversely affect the value of a Portfolio's foreign securities.

     POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and have imposed high taxes on corporate profits.

     REGULATORY RISK. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

     HIGH YIELD RISK. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Portfolio's ability to sell its high yield securities (liquidity risk).

     INTEREST RATE RISK. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities typically offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

     LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

     LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

     MANAGEMENT RISK. Each Portfolio is subject to management risk because it is an actively managed investment portfolio. Each sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

     MARKET RISK. Common stocks and fixed income securities are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

     MORTGAGE RISK. A Portfolio that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.


                                      * * *

EVALUATING PERFORMANCE

The SP Aggressive Growth Asset Allocation Portfolio, SP AIM Aggressive Growth Portfolio, SP AIM Growth and Income Portfolio, SP Alliance Large Cap Growth Portfolio, SP Alliance Technology Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, SP Davis Value Portfolio, SP Deutsche International Equity Portfolio, SP Growth Asset Allocation Portfolio, SP INVESCO Small Company Growth Portfolio, SP Jennison International Growth Portfolio, SP Large Cap Value Portfolio, SP MFS Capital Opportunities Portfolio, SP MFS Mid-Cap Growth Portfolio, SP PIMCO High Yield Portfolio, SP PIMCO Total Return Portfolio, SP Prudential U.S. Emerging Growth Portfolio, SP Small/Mid Cap Value Portfolio, and SP Strategic Partners Focused Growth Portfolio are newly-created, and therefore do not have any performance history.

--------------------------------------------------------------------------------
PRUDENTIAL GLOBAL PORTFOLIO
--------------------------------------------------------------------------------

A number of factors--including risk--can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I shares)

--------------------------------------------------------------------------------
    1990    1991    1992    1993     1994   1995    1996    1997   1998   1999

 -12.91%   11.39%   -3.42   43.14%  -4.89%  15.88%  19.97%  6.98%  25.08% 48.27%
--------------------------------------------------------------------------------

Best Quarter: 31.04% (4th quarter of 1999) Worst Quarter: (14.21)% (3rd quarter of 1998)

*THESE ANNUAL RETURNS DO NOT INCLUDE CONTRACT CHARGES. IF CONTRACT CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. SEE THE ACCOMPANYING CONTRACT PROSPECTUS.

     Average Annual Returns* (as of 12/31/99)
--------------------------------------------------------------------------------
                                                               SINCE
                                                               INCEPTION
                                1 YEAR   5 YEARS   10 YEARS    (9/19/88)
                                ------   -------   --------    ---------
Class I shares                  48.27%   22.44%    13.38%       14.33%
Morgan Stanley World Index**    24.93%   19.76%    11.42%       12.67%
Lipper Average***               44.18%   19.42%    11.73%       12.55%

--------------------------------------------------------------------------------

* THE PORTFOLIO'S RETURNS ARE AFTER DEDUCTION OF EXPENSES AND DO NOT INCLUDE CONTRACT CHARGES.

** THE MORGAN STANLEY WORLD INDEX (MSWI) IS A WEIGHTED INDEX COMPRISED OF APPROXIMATELY 1,500 COMPANIES LISTED ON THE STOCK EXCHANGES OF THE U.S.A., EUROPE, CANADA, AUSTRALIA, NEW ZEALAND AND THE FAR EAST. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (9/30/88). SOURCE: LIPPER, INC.

*** THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) GLOBAL AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC. AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (9/30/88). SOURCE: LIPPER, INC.

--------------------------------------------------------------------------------
PRUDENTIAL JENNISON PORTFOLIO
--------------------------------------------------------------------------------

A number of factors--including risk--can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I shares)
--------------------------------------------------------------------------------
        1996                 1997               1998             1999

       14.41%               31.71%             37.46%            41.76%
--------------------------------------------------------------------------------

Best Quarter: 29.46% (4th quarter of 1998) Worst Quarter: (12.07)% (3rd quarter of 1998)

*THESE ANNUAL RETURNS DO NOT INCLUDE CONTRACT CHARGES. IF CONTRACT CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. SEE THE ACCOMPANYING CONTRACT PROSPECTUS.

Average Annual Returns* (as of 12/31/99)
--------------------------------------------------------------------------------
                                                                    SINCE
                                                                    INCEPTION
                                       1 YEAR                       (4/25/95)
                                       ------                       ---------
Class I shares                         41.76%                         32.11%
S&P 500**                              21.03%                         27.48%
Lipper Average***                      31.48%                         25.81%
--------------------------------------------------------------------------------


* THE PORTFOLIO'S RETURNS ARE AFTER DEDUCTION OF EXPENSES AND DO NOT INCLUDE CONTRACT CHARGES.

** THE STANDARD & POOR'S 500 STOCK INDEX (S&P 500)--AN UNMANAGED INDEX OF 500 STOCKS OF LARGE U.S. COMPANIES--GIVES A BROAD LOOK AT HOW STOCK PRICES HAVE PERFORMED. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY INVESTMENT MANAGEMENT EXPENSES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF THESE EXPENSES. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (4/30/95). SOURCE: LIPPER, INC.

*** THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) GROWTH FUND AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC. AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (4/30/95). SOURCE: LIPPER, INC.

--------------------------------------------------------------------------------
PRUDENTIAL MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

A number of factors--including risk--can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not assure that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I shares)
--------------------------------------------------------------------------------
    1990    1991    1992    1993     1994   1995    1996    1997   1998   1999

    8.16%   6.16%   3.79%   2.95%    4.05%  5.80%   5.22%   5.41%  5.39%   4.97%
--------------------------------------------------------------------------------

Best Quarter: 2.00% (2nd quarter of 1990) Worst Quarter: 0.71% (2nd quarter of
1993)

*THESE ANNUAL RETURNS DO NOT INCLUDE CONTRACT CHARGES. IF CONTRACT CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. SEE THE ACCOMPANYING CONTRACT PROSPECTUS.

Average Annual Returns* (as of 12/31/99)
--------------------------------------------------------------------------------
                                                               SINCE
                                                               INCEPTION
                       1 YEAR       5 YEARS      10 YEARS      (5/13/83)
                       ------       -------      --------      ---------
Class I shares         4.97%         5.36%        5.18%          6.30%
Lipper Average**       4.75%         5.12%        4.88%          6.23%
--------------------------------------------------------------------------------


*THE PORTFOLIO'S RETURNS ARE AFTER DEDUCTION OF EXPENSES AND DO NOT INCLUDE CONTRACT CHARGES.

** THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) MONEY MARKET AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC., AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THESE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.


7-DAY YIELD* (AS OF 12/31/99)
================================================================================

Money Market Portfolio                         5.65%

Average Money Market Fund**                    5.16%

================================================================================

* THE PORTFOLIO'S YIELD IS AFTER DEDUCTION OF EXPENSES AND DOES NOT INCLUDE CONTRACT CHARGES.

**SOURCE: IBC FINANCIAL DATA, INC. AS OF 12/28/99, BASED ON 311 FUNDS IN THE IBC TAXABLE GENERAL PURPOSE, FIRST AND SECOND TIER MONEY MARKET FUND. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (4/30/83).
SOURCE: LIPPER, INC.

--------------------------------------------------------------------------------
PRUDENTIAL STOCK INDEX PORTFOLIO
--------------------------------------------------------------------------------

A number of factors--including risk--can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Return* (Class I shares)
--------------------------------------------------------------------------------
    1990    1991    1992    1993     1994   1995    1996    1997   1998   1999

   -3.63%   29.72%  7.13%   9.66%    1.01%  37.06%  22.57%  32.83% 28.42% 20.54%
--------------------------------------------------------------------------------

Best Quarter: 21.44% (4th quarter of 1998) Worst Quarter: (13.72)% (3rd quarter of 1990)

*THESE ANNUAL RETURNS DO NOT INCLUDE CONTRACT CHARGES. IF CONTRACT CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. SEE THE ACCOMPANYING CONTRACT PROSPECTUS.

Average Annual Returns* (as of 12/31/99)
--------------------------------------------------------------------------------
                                                                 SINCE
                                                                 INCEPTION
                      1 YEAR       5 YEARS        10 YEARS       (10/19/87)
                      ------       -------        --------       ----------
Class I shares        20.54%       28.14%         17.75%         18.96%
S&P 500**             21.03%       28.54%         18.19%         18.71%
Lipper Average***     20.48%       28.07%         17.74%         18.24%
--------------------------------------------------------------------------------

*THE PORTFOLIO'S RETURNS ARE AFTER DEDUCTION OF EXPENSES AND DO NOT INCLUDE CONTRACT CHARGES.

**THE STANDARD & POOR'S 500 STOCK INDEX (S&P 500)--AN UNMANAGED INDEX OF 500 STOCKS OF LARGE U.S. COMPANIES--GIVES A BROAD LOOK AT HOW STOCK PRICES HAVE PERFORMED. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY INVESTMENT MANAGEMENT EXPENSES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF THESE EXPENSES. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (10/31/87). SOURCE: LIPPER, INC.

***THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) S&P 500 INDEX AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC. AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (10/31/87). SOURCE: LIPPER, INC.

HOW THE PORTFOLIOS INVEST

INVESTMENT OBJECTIVES AND POLICIES

We describe each Portfolio's investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled OTHER INVESTMENTS AND STRATEGIES. Although we make every effort to achieve each Portfolio's objective, we can't guarantee success. The Fund's Board of Directors can change a Portfolio's investment policy if that policy is not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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PRUDENTIAL GLOBAL PORTFOLIO
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The investment objective of this Portfolio is LONG-TERM GROWTH OF CAPITAL. To achieve this objective, the Portfolio invests primarily in equity and equity-related securities of foreign and U.S. companies. While the Portfolio makes every effort to achieve this objective, it can't guarantee success.

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GLOBAL INVESTING
This Portfolio is intended to provide investors with the opportunity to invest in companies located throughout the world. Although the Portfolio is not required to invest in a minimum number of countries, the Portfolio intends generally to invest in at least three countries, including the U.S. However, in response to market conditions, the Portfolio can invest up to 35% of its total assets in any one country other than the U.S.
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When selecting stocks, the Portfolio uses a growth approach which means it looks for companies that have above-average growth prospects. In making its stock picks, the Portfolio looks for companies that have had growth in earnings and sales, high returns on equity and assets or other strong financial characteristics. Often, the companies it chooses have superior management, a unique market niche or a strong new product.

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when it is restructuring. Investing heavily in these securities limits the Portfolio's ability to achieve its investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio may also use alternative investment strategies--including DERIVATIVES--to try to improve its returns, protect its assets or for short-term cash management.

The Portfolio may: purchase and sell OPTIONS on equity securities, stock indexes and foreign currencies; purchase and sell FUTURES contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts; enter into FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS; and purchase securities on a WHEN-ISSUED or DELAYED DELIVERY basis.

The Portfolio may also enter into SHORT SALES AGAINST-THE-BOX.

The Portfolio may also enter into REPURCHASE AGREEMENTS. The Portfolio may participate with certain other Portfolios of the Fund in a JOINT REPURCHASE ACCOUNT under an order obtained from the SEC.

The Portfolio is managed by Prudential.

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 PRUDENTIAL JENNISON PORTFOLIO
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The investment objective of this Portfolio is to achieve LONG-TERM GROWTH OF
CAPITAL. This means the Portfolio seeks investments whose price will increase over several years. While the Portfolio makes every effort to achieve its objective, it can't guarantee success.

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The Portfolio seeks to invest in equity securities of established companies with above-average growth prospects. The Portfolio selects stock on a company-by-company basis using fundamental analysis. In making its stock picks, it looks for companies that have had growth in earnings and sales, high returns on equity and assets or other strong financial characteristics. Often, the companies the Portfolio chooses have superior management, a unique market niche or a strong new product
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In pursuing the Portfolio's objective, the Portfolio normally invests 65% or more of its total assets in common stocks and preferred stocks of companies with capitalization in excess of $1 billion.

For the balance of the Portfolio, the Portfolio may invest in common stocks, preferred stocks and other equity-related securities of companies that are undergoing changes in management, product and/or marketing dynamics which the Portfolio believes have not yet been reflected in reported earnings or recognized by investors.

In addition, the Portfolio may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody's or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. In addition, up to 30% of the Portfolio's assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depository Receipts
(ADRS) as foreign securities.

In response to adverse market conditions or when restructuring the Portfolio, the Portfolio may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits the ability to achieve the Portfolio's investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio may also use alternative investment strategies--including DERIVATIVES--to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

The Portfolio may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency futures contracts and options on those FUTURES CONTRACTS; enter into FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS; and purchase securities on a WHEN-ISSUED OR DELAYED DELIVERY basis.

The Portfolio may also enter into short sales AGAINST-THE-BOX.

The Portfolio may also enter into REPURCHASE AGREEMENTS. The Portfolio may participate with certain other Portfolios of the Fund in a JOINT REPURCHASE ACCOUNT under an order obtained from the SEC.


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PRUDENTIAL MONEY MARKET PORTFOLIO
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The investment objective of this Portfolio is to SEEK THE MAXIMUM CURRENT INCOME
THAT IS CONSISTENT WITH STABILITY OF CAPITAL AND MAINTENANCE OF LIQUIDITY. This means the Portfolio seeks investments that will provide a high level of current income. While the Portfolio makes every effort to achieve its objective, it can't guarantee success.

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STEADY NET ASSET VALUE
The net asset value for the Portfolio will ordinarily remain at $10 per share because dividends are declared and reinvested daily. The price of each share remains the same, but you will have more shares when dividends are declared.
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The Portfolio invests in a diversified portfolio of short-term debt obligations issued by the U.S. government, its agencies and instrumentalities, as well as commercial paper, asset backed securities, funding agreements, certificates of deposit, floating and variable rate demand notes, notes and other obligations issued by banks, corporations and other companies (including trust structures), and obligations issued by foreign banks, companies or foreign governments.

The Portfolio makes investments that meet the requirements of specific rules for money market mutual funds, such as Investment Company Act Rule 2a-7. As such, the Portfolio will not acquire any security with a remaining maturity exceeding thirteen months, and the Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, the Portfolio will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that the Portfolio purchases present "minimal credit risk" and are of "eligible quality." "Eligible quality" for this purpose means a security is: (i) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (ii) if unrated, of comparable quality in our judgment. All securities that the Portfolio purchases will be denominated in U.S. dollars.

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations. An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest. Certificates of deposit, time deposits and bankers' acceptances are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

The Portfolio may purchase debt securities that include demand features, which allow it to demand repayment of a debt obligation before the obligation is due or "matures." This means that longer term securities can be purchased because of the Portfolio's expectation that it can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the rules applicable to money market mutual funds.

The Portfolio may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

The securities that the Portfolio may purchase may change over time as new types of money market instruments are developed. The Portfolio will purchase these new instruments, however, only if their characteristics and features follow the rules governing money market mutual funds.

The Portfolio may also use alternative investment strategies to try to improve its returns, protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may purchase securities on a WHEN-ISSUED or DELAYED DELIVERY basis.

The Portfolio may also enter into REPURCHASE AGREEMENTS. The Portfolio may participate with certain other Portfolios of the Fund in A JOINT REPURCHASE ACCOUNT under an order obtained from the SEC.

The Portfolio may use up to 10% of its net assets in connection with REVERSE REPURCHASE AGREEMENTS.

The Portfolio is managed by Prudential.

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An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of an investment at $10 per share, it is possible to lose money by investing in the Portfolio.
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PRUDENTIAL STOCK INDEX PORTFOLIO
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The investment objective of this Portfolio is to achieve INVESTMENT RESULTS THAT
GENERALLY CORRESPOND TO THE PERFORMANCE OF PUBLICLY-TRADED COMMON STOCKS. To achieve this goal, the Portfolio attempts to duplicate the performance of the S&P 500 Index. While the Portfolio makes every effort to achieve its objective, it can't guarantee success.

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S&P 500 INDEX
The Portfolio attempts to duplicate the performance of the S&P 500 Index (500 Index), a market-weighted index which represents more than 70% of the market value of all publicly-traded common stocks.
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Under normal conditions, the Portfolio attempts to invest in all 500 stocks represented in the S&P 500 Index in proportion to their weighting in the 500 Index. The Portfolio will attempt to remain as fully invested in the S&P 500 stocks as possible in light of cash flow into and out of the Portfolio.

To manage investments and redemptions in the Portfolio, the Portfolio may temporarily hold cash or invest in high-quality money market instruments. To the extent it does so, the Portfolio's performance will differ from that of the 500 Index. The Portfolio attempts to minimize differences in the performance of the Portfolio and the 500 Index by using stock index FUTURES CONTRACTS, options on stock indexes and OPTIONS on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio's holdings.

The Portfolio may also use alternative investment strategies to try to improve the Portfolio's returns or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may: purchase and sell OPTIONS on stock indexes; purchase and sell stock index FUTURES CONTRACTS and options on those futures contracts.

The Portfolio may also enter into SHORT SALES AGAINST-THE-BOX.

The Portfolio may also enter into REPURCHASE AGREEMENTS. The Portfolio may participate with certain other Portfolios of the Fund in a JOINT REPURCHASE ACCOUNT under an order obtained from the SEC.

The Portfolio is managed by Prudential.

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A stock's inclusion in the S&P 500 index in no way implies S&P's opinion as to the stock's attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. "Standard & Poor's," "Standard
& Poor's 500" and "500" are trademarks of McGraw Hill.
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SP AIM AGGRESSIVE GROWTH PORTFOLIO
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The Portfolio's investment objective is to achieve LONG-TERM GROWTH OF CAPITAL.
The Portfolio seeks to meet this objective by investing principally in securities of companies whose earnings the portfolio managers expect to grow more than 15% per year. This investment objective is non-fundamental, meaning that we can change the objective without seeking a vote of contractholders.

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AGGRESSIVE GROWTH STOCK PORTFOLIO
The Portfolio invests primarily in the common stock of small and medium-sized companies that are anticipated to have excellent prospects for long-term growth of earnings.
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The Portfolio will invest in small- and medium-sized growth companies. The portfolio managers focus on companies they believe are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

The Portfolio may also invest up to 25% of its total assets in foreign securities. In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Portfolio may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, the Portfolio may not achieve its investment objective.

The Portfolio is managed by A I M Capital Management, Inc.

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SP AIM GROWTH AND INCOME PORTFOLIO
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The Portfolio's investment objective is GROWTH OF CAPITAL with a secondary objective of current income. This investment objective is non-fundamental, meaning that we can change the objective without seeking a vote of contractholders. The Portfolio seeks to meet this objective by investing at least 65% of its total assets in securities of established companies that have long-term above-average growth in earnings and dividends, and growth companies that the portfolio managers believe have the potential for above-average growth in earnings and dividends.

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A GROWTH AND INCOME PORTFOLIO
This Portfolio invests in a wide variety of equity securities and debt securities in an effort to achieve both capital appreciation as well as current income.
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The Portfolio may invest in corporate debt securities. Corporations issue debt securities of various types, including bonds and debentures (which are long-term), notes (which may be short- or long-term), bankers acceptances (indirectly secured borrowings to facilitate commercial transactions) and commercial paper (short-term unsecured notes).

The Portfolio may also invest in convertible securities whose values will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and price that is unfavorable to the Portfolio.

The values of fixed rate income securities tend to vary inversely with changes in interest rates, with longer-term securities generally being more volatile than shorter-term securities. Corporate securities frequently are subject to call provisions that entitle the issuer to repurchase such securities at a predetermined price prior to their stated maturity. In the event that a security is called during a period of declining interest rates, the Portfolio may be required to reinvest the proceeds in securities having a lower yield. In addition, in the event that a security was purchased at a premium over the call price, the Portfolio will experience a capital loss if the security is called. Adjustable rate corporate debt securities may have interest rate caps and floors.

The Portfolio may invest in securities issued or guaranteed by the United States government or its agencies or instrumentalities. These include Treasury securities (bills, notes, bonds and other debt securities) which differ only in their interest rates, maturities and times of issuance. U.S. Government agency and instrumentality securities include securities which are supported by the full faith and credit of the U.S., securities that are supported by the right of the agency to borrow from the U.S. Treasury, securities that are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality and securities that are supported only by the credit of such agencies. While the U.S. Government may provide financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. The values of such securities fluctuate inversely to interest rates.

To the extent consistent with its investment objective and policies, the Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts ("REITs"). Such investments will not exceed 25% of the total assets of the Portfolio.

To the extent that the Portfolio has the ability to invest in REITs, it could conceivably own real estate directly as a result of a default on the securities it owns. The Portfolio, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic condition, adverse change in the climate for real estate, environmental liability risks, increases in property taxes and operating expense, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

The Portfolio may hold foreign securities. Such investments may include American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and other securities representing underlying securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.

The Portfolio has authority to deal in foreign exchange between currencies of the different countries in which it will invest either for the settlement of transactions or as a hedge against possible variations in the foreign exchange rates between those currencies. This may be accomplished through direct purchases or sales of foreign currency, purchases of futures contracts with respect to foreign currency (and options thereon), and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange-traded futures contracts. The Portfolio may purchase and sell options on futures contracts or forward contracts which are denominated in a particular foreign currency to hedge the risk of fluctuations in the value of another currency.

For the purpose of realizing additional income, the Portfolio may make secured loans of portfolio securities amounting to not more than 33-1/3% of its total assets.

The Portfolio may invest in REVERSE REPURCHASE AGREEMENTS with banks. The Portfolio may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions;
(ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, the Portfolio will segregate liquid securities having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered borrowings by the Portfolio under the Investment Company Act.

The Portfolio may purchase securities of unseasoned issuers. Securities in such issuers may provide opportunities for long term capital growth. Greater risks are associated with investments in securities of unseasoned issuers than in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

The Portfolio may invest in other investment companies to the extent permitted by the Investment Company Act, and rules and regulations thereunder, and if applicable, exemptive orders granted by the SEC.

In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Portfolio may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, the Portfolio may not achieve its investment objective.

The Portfolio is managed by A I M Capital Management, Inc.

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SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
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The investment objective of this Portfolio is GROWTH OF CAPITAL BY PURSUING
AGGRESSIVE INVESTMENT POLICIES.
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LARGE CAP GROWTH
The Portfolio usually invests in about 40-50 companies, with the 25 most highly regarded of these companies generally constituting approximately 70% of the Portfolio's net assets. Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets.
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During market declines, while adding to positions in favored stocks, the
Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully-valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in the portfolio. Through this approach, Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets. The Portfolio also may invest up to 20% of its net assets in CONVERTIBLE SECURITIES.

The Portfolio will invest in special situations from time to time. A special situation arises when, in the opinion of Alliance, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among other, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

Among the principal risks of investing in the Portfolio is market risk. Because the Portfolio invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

The Portfolio seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Portfolio normally invests at least 85% of its total assets in the equity securities of U.S. companies. A U.S. company is a company that is organized under United States law, has its principal office in the United States and issues equity securities that are traded principally in the United States. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

Alliance's investment strategy for the Portfolio emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Portfolio, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes.

Alliance expects the average market capitalization of companies represented in the Portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index.

     The Portfolio also may:
     o    invest up to 15% of its total assets in FOREIGN SECURITIES;

     o purchase and sell exchange-traded index options and stock index FUTURES CONTRACTS;

     o write covered exchange-traded call OPTIONS on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets;

     o    make SHORT SALES "AGAINST-THE-BOX" of up to 15% of its net assets; and

     o    invest up to 10% of its total assets in ILLIQUID SECURITIES.

The Portfolio may invest in a wide variety of equity securities including large cap stocks, convertible and preferred securities, warrants and rights. The Portfolio may also invest in foreign securities, including foreign equity securities, American Depository Receipts (ADRs) and other similar securities that represent interests in foreign equity securities, such as European Depository Receipts (EDRs) and Global Depository Receipts (GDRs). The Portfolio may also invest in derivatives and in short term investments, including money market securities, short term U.S. government obligations, repurchase agreements, commercial paper, banker's acceptances and certificates of deposit.

The Portfolio is managed by Alliance Capital Management, L.P.

In response to adverse market conditions or when restructuring the Portfolio, Alliance may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

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SP ALLIANCE TECHNOLOGY PORTFOLIO
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The Portfolio emphasizes GROWTH OF CAPITAL AND INVESTS FOR CAPITAL APPRECIATION.
Current income is only an incidental consideration.

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A TECHNOLOGY PORTFOLIO
This Portfolio normally invests at least 80% of its assets in technology.
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The Portfolio invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Portfolio will normally have at least 80% of its assets invested in the securities of these companies.

The Portfolio normally will have substantially all of its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Portfolio will invest in listed and unlisted securities, in

U.S. securities, and up to 10% of its total assets in foreign securities. The Portfolio may seek income by writing listed call OPTIONS.

The Portfolio's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

     The Portfolio also may:

     o write covered call OPTIONS on its securities of up to 15% of its total assets and purchase exchange-listed call and put options, including exchange-traded index put OPTIONS of up to, for all options, 10% of its total assets;

     o    invest up to 10% of its total assets in WARRANTS;

     o    invest up to 15% of its net assets in ILLIQUID SECURITIES; and

     o    make LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets.

Because the Portfolio invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Portfolio's net asset value. In addition, the Portfolio's investments in technology stocks, especially those of small, less-seasoned companies, tend to be more volatile than the overall market. The Portfolio's investments in debt and foreign securities have credit risk and foreign risk.

The Portfolio may invest in listed and unlisted securities, in U.S. securities and in foreign securities. The Portfolio may also write covered call options on its securities and purchase exchange-listed call and put options, including exchange-traded index put options. The Portfolio may also invest in warrants, convertibles, preferred securities, and OTC options. In response to adverse market conditions or when restructuring the Portfolio, Alliance may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Alliance Capital Management, L.P.

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SP ASSET ALLOCATION PORTFOLIOS
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There are four Asset Allocation Portfolios, entitled SP Aggressive Growth Asset
Allocation Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, and SP Growth Asset Allocation Portfolio. The investment objective of each of the Portfolios is to OBTAIN THE HIGHEST POTENTIAL TOTAL RETURN CONSISTENT WITH THE SPECIFIED LEVEL OF RISK TOLERANCE. The definition of risk tolerance level is not a fundamental policy and, therefore, can be changed by the Board at any time. The Asset Allocation

Portfolios are designed for:

     o the investor who wants to maximize total return potential, but lacks the time, or expertise to do so effectively;

     o the investor who does not want to watch the financial markets in order to make periodic exchanges among portfolios; and

     o the investor who wants to take advantage of the risk management features of an asset allocation program.

The investor chooses an Asset Allocation Portfolio by determining which risk tolerance level most closely corresponds to the investor's individual planning needs, objectives and comfort.

Each Asset Allocation Portfolio invests its assets in shares of other Portfolios according to the target percentages indicated in the Portfolio descriptions below. Periodically, we will rebalance each Asset Allocation Portfolio to bring the Portfolio's holdings in line with those target percentages. The manager expects that the rebalancing will occur on a monthly basis, although the rebalancing may occur less frequently. In addition, the manager will review the target percentages annually. Based on its evaluation the target percentages may be adjusted. Such adjustments will be reflected in the annual update to this prospectus. With respect to each of the four Asset Allocation Portfolios, Prudential Investments Fund Management LLC reserves the right to alter the percentage allocations indicated below and/or the other Fund Portfolios in which the Asset Allocation Portfolio invests if market conditions warrant. Although we will make every effort to meet each Asset Allocation Portfolio's investment objective, we can't guarantee success.

Each Asset Allocation Portfolio is managed by Prudential Investments Fund Management LLC.

--------------------------------------------------------------------------------
SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AN AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
This Portfolio aggressively seeks capital appreciation by investing in large cap equity Portfolios, international Portfolios, and small/mid cap equity Portfolios.
--------------------------------------------------------------------------------

The SP Aggressive Growth Asset Allocation Portfolio is composed of shares of the following Fund Portfolios:

     o a large capitalization equity component (approximately 40% of the Portfolio, invested in shares of the SP Davis Value Portfolio (20% of Portfolio), the SP Alliance Large Cap Growth Portfolio (10% of Portfolio), and the Prudential Jennison Portfolio (10% of Portfolio)); and

     o an international component (approximately 35% of the Portfolio, invested in shares of the SP Jennison International Growth Portfolio (17.5% of Portfolio) and the SP Deutsche International Equity Portfolio (17.5% of Portfolio)); and

     o a small/mid capitalization equity component (approximately 25% of the Portfolio, invested in shares of the SP Small/Mid Cap Value Portfolio (12.5% of Portfolio) and the SP Prudential U.S. Emerging Growth Portfolio (12.5% of Portfolio)).

For more information on the following Portfolios, see the pages indicated: SP Davis Value Portfolio (p. 27), SP Alliance Large Cap Growth Portfolio (p. 22), Prudential Jennison Portfolio (p. 17), SP Jennison International Growth Portfolio (p. 31), SP Deutsche International Equity Portfolio (p. 28), SP Small/Mid Cap Value Portfolio (p. 40), SP Prudential U.S. Emerging Growth Portfolio (p. 38).

--------------------------------------------------------------------------------
SP BALANCED ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A BALANCE BETWEEN CURRENT INCOME AND CAPITAL APPRECIATION
This Portfolio seeks to balance current income and growth of capital by investing in fixed income Portfolios, large cap equity Portfolios, small/mid cap equity Portfolios, and international equity Portfolios.
--------------------------------------------------------------------------------

The SP Balanced Asset Allocation Portfolio is composed of shares of the following Portfolios:

     o a fixed income component (approximately 40% of the Portfolio, invested in shares of the SP PIMCO Total Return Portfolio (25% of Portfolio) and the SP PIMCO High Yield Portfolio (15% of Portfolio)); and

     o a large capitalization equity component (approximately 35% of the Portfolio, invested in shares of the SP Davis Value Portfolio (17.5% of Portfolio), the SP Alliance Large Cap Growth Portfolio (8.75% of Portfolio, and the Prudential Jennison Portfolio (8.75% of Portfolio)); and

     o a small/mid capitalization equity component (approximately 15% of the Portfolio, invested in shares of the SP Small/Mid Cap Value Portfolio (7.5% of Portfolio) and the SP Prudential U.S. Emerging Growth Portfolio (7.5% of Portfolio)); and

     o an international component (approximately 10% of the Portfolio, invested in shares of the SP Jennison International Growth Portfolio (5% of Portfolio) and the SP Deutsche International Equity Portfolio (5% of Portfolio)).

For more information on the following Portfolios, see the pages indicated: SP PIMCO Total Return Portfolio (p. 36), SP PIMCO High Yield Portfolio (p. 35), SP Davis Value Portfolio (p. 27), SP Alliance Large Cap Growth Portfolio (p. 22), Prudential Jennison Portfolio (p. 17), SP Small/Mid Cap Value Portfolio (p. 40), SP Prudential U.S. Emerging Growth Portfolio (p. 38), SP Jennison International Growth Portfolio (p. 31), SP Deutsche International Equity Portfolio (p. 28).

--------------------------------------------------------------------------------
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AN ASSET ALLOCATION PORTFOLIO INVESTING PRIMARILY IN FIXED INCOME FUNDS
This Portfolio is invested in fixed income, large cap equity, and small/mid cap equity Portfolios.
--------------------------------------------------------------------------------

The SP Conservative Asset Allocation Portfolio is composed of shares of the following Portfolios:

     o a fixed income component (approximately 60% of the Portfolio, invested in shares of the SP PIMCO Total Return Portfolio (40% of Portfolio) and the SP PIMCO High Yield Portfolio (20% of Portfolio)); and

     o a large capitalization equity component (approximately 30% of the Portfolio, invested in shares of the SP Davis Value Portfolio (15% of Portfolio), the SP Alliance Large Cap Growth Portfolio (7.5% of Portfolio), and the Prudential Jennison Portfolio (7.5% of Portfolio)); and

     o a small/mid capitalization equity component (approximately 10% of the Portfolio, invested in shares of the SP Small/Mid Cap Value Portfolio (5% of Portfolio) and the SP Prudential U.S. Emerging Growth Portfolio (5% of Portfolio)).

For more information on the following Portfolios, see the pages indicated: SP PIMCO Total Return Portfolio (p. 36), SP PIMCO High Yield Portfolio (p. 35), SP Davis Value Portfolio (p. 27), SP Alliance Large Cap Growth Portfolio (p. 22), Prudential Jennison Portfolio (p. 17), SP Small/Mid Cap Value Portfolio (p. 40), SP Prudential U.S. Emerging Growth Portfolio (p. 38).

--------------------------------------------------------------------------------
SP GROWTH ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AN ASSET ALLOCATION PORTFOLIO INVESTING PRIMARILY IN GROWTH PORTFOLIOS
This Portfolio seeks to provide long-term growth of capital with consideration also given to current income.
--------------------------------------------------------------------------------

The Growth Asset Allocation Portfolio is composed of shares of the following
Portfolios:

     o a large capitalization equity component (approximately 45% of the Portfolio, invested in shares of the SP Davis Value Portfolio (22.5% of Portfolio), the SP Alliance Large Cap Growth Portfolio (11.25% of Portfolio), and the Prudential Jennison Portfolio (11.25% of Portfolio)); and

     o a fixed income component (approximately 20% of the Portfolio, invested in shares of the SP PIMCO High Yield Portfolio (10% of Portfolio) and the SP PIMCO Total Return Portfolio (10% of Portfolio)); and

     o an international component (approximately 20% of the Portfolio, invested in shares of the SP Jennison International Growth Portfolio (10% of Portfolio) and the SP Deutsche International Equity Portfolio (10% of Portfolio)); and

     o a small/mid capitalization equity component (approximately 15% of the Portfolio, invested in shares of the SP Small/Mid Cap Value Portfolio (7.5% of Portfolio) and the SP Prudential U.S. Emerging Growth Portfolio (7.5% of Portfolio)).

For more information on the following Portfolios, see the pages indicated: SP Davis Value Portfolio (p. 27), SP Alliance Large Cap Growth Portfolio (p. 22), Prudential Jennison Portfolio (p. 17), SP PIMCO High Yield Portfolio (p. 35), SP PIMCO Total Return Portfolio (p. 36), SP Jennison International Growth Portfolio (p. 31), SP Deutsche International Equity Portfolio (p. 28), SP Small/Mid Cap Value Portfolio (p. 40), SP Prudential U.S. Emerging Growth Portfolio (p. 38).

--------------------------------------------------------------------------------
SP DAVIS VALUE PORTFOLIO
--------------------------------------------------------------------------------

SP Davis Value Portfolio's investment objective is GROWTH OF CAPITAL. In keeping with the Davis investment philosophy, the portfolio managers select common stocks that offer the potential for capital growth over the long-term.

--------------------------------------------------------------------------------
THE DAVIS BACK-TO-BASICS APPROACH
Under the Davis philosophy, Davis seeks to identify companies possessing ten basic characteristics, which Davis believes will foster sustainable long-term growth.
--------------------------------------------------------------------------------

The Portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $5 billion, but it may also invest in foreign companies and U.S. companies with smaller capitalizations.

COMMON STOCKS

WHAT THEY ARE. Common stock represents ownership of a company.

HOW THEY PICK THEM. The Davis investment philosophy stresses a back-to-basics approach: they use extensive research to buy growing companies at value prices and hold on to them for the long-term. Over the years, Davis Selected Advisers has developed a list of ten characteristics that they believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns. While very few companies have all ten, Davis searches for those possessing several of the characteristics that are listed below.

WHY THEY BUY THEM. SP Davis Value Portfolio buys common stock to take an ownership position in companies with growth potential, and then holds that position long enough to realize the benefits of growth.

The Portfolio may also invest in foreign securities, primarily as a way of providing additional opportunities to invest in quality overlooked growth stocks. Investment in foreign securities can also offer the Portfolio the potential for economic diversification.

WHAT DAVIS LOOKS FOR IN A COMPANY

1. FIRST-CLASS MANAGEMENT. The Davis investment philosophy believes that great companies are created by great managers. In visiting companies, they look for managers with a record of doing what they say they are going to do.

2. MANAGEMENT OWNERSHIP. Just as they invest heavily in their own
Portfolios, they look for companies where individual managers own a significant stake.

3. STRONG RETURNS ON CAPITAL. They want companies that invest their capital wisely and reap superior returns on those investments.

4. LEAN EXPENSE STRUCTURE. Companies that can keep costs low are able to compete better, especially in difficult times. A low cost structure sharply reduces the risk of owning a company's shares.

5. DOMINANT OR GROWING MARKET SHARE IN A GROWING MARKET. A company that is increasing its share of a growing market has the best of both worlds.

6. PROVEN RECORD AS AN ACQUIRER. When an industry or market downturn occurs, it is a good idea to own companies that can take advantage of attractive prices to expand operations through inexpensive acquisitions.

7. STRONG BALANCE SHEET. Strong finances give a company staying power to weather difficult economic cycles.

8. COMPETITIVE PRODUCTS OR SERVICES. Davis invests in companies with products that are not vulnerable to obsolescence.

9. SUCCESSFUL INTERNATIONAL OPERATIONS. A proven ability to expand internationally reduces the risk of being tied too closely to the U.S. economic cycle.

10. INNOVATION. The savvy use of technology in any business, from a food company to an investment bank, can help reduce costs and increase sales.

OTHER SECURITIES AND INVESTMENT STRATEGIES

The Portfolio invests primarily in the common stock of large capitalization domestic companies. There are other securities in which the Portfolio may invest, and investment strategies which the Portfolio may employ, but they are not principal investment strategies.

The Portfolio uses short-term investments to maintain flexibility while evaluating long-term opportunities. The Portfolio also may use short-term investments for temporary defensive purposes; in the event the portfolio managers anticipate a decline in the market values of common stock of large capitalization domestic companies, they may reduce the risk by investing in short-term securities until market conditions improve. Unlike common stocks, these investments will not appreciate in value when the market advances. In such a circumstance, the short-term investments will not contribute to the Portfolio's investment objective.

The Portfolio is managed by Davis Selected Advisers, L.P.

--------------------------------------------------------------------------------
SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

The Portfolio seeks LONG-TERM CAPITAL APPRECIATION. Under normal circumstances, the Portfolio invests at least 65% of its total assets in the stocks and other securities with equity characteristics of companies in developed countries outside the United States.

--------------------------------------------------------------------------------
INTERNATIONAL EQUITIES FROM DEVELOPED COUNTRIES
The Portfolio invests primarily in the stocks of companies located in developed foreign countries that make up the MSCI EAFE Index, plus Canada. The Portfolio also may invest in emerging markets securities.
--------------------------------------------------------------------------------

The Portfolio invests for capital appreciation, not income; any dividend or interest income is incidental to the pursuit of that goal. While the Portfolio gives priority to capital appreciation, it cannot offer any assurance of achieving this goal.

STRATEGY

The Portfolio invests for the long term. The Portfolio employs a strategy of growth at a reasonable price. The Portfolio seeks to identify companies outside the United States that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their global peers. In evaluating stocks, the Portfolio considers factors such as sales, earnings, cash flow and enterprise value. Enterprise value is a company's market capitalization plus the value of its net debt. The Portfolio further considers the relationship between these and other quantitative factors. Together, these indicators of growth and value may identify companies with improving prospects before the market in general has taken notice.

PRINCIPAL INVESTMENTS

Almost all the companies in which the Portfolio invests are based in the developed foreign countries that make up the MSCI EAFE Index, plus Canada. The Portfolio may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if it believes that its return potential more than compensates for the extra risks associated with these markets. Under normal market conditions investment in emerging markets is not considered to be a central element of the Portfolio's strategy. Typically, the Portfolio will not hold more than 15% of its net assets in emerging markets. The Portfolio may invest in a variety of debt securities, equity securities, and other instruments, including convertible securities, warrants, foreign securities, options (on stock, debt, stock indices, foreign currencies, and futures), futures, forward foreign currency exchange contracts, interest rate swaps, loan participations, reverse repurchase agreements, dollar rolls, when-issued and delayed delivery securities, short sales, and illiquid securities. We explain each of these instruments in detail in the Statement of Additional Information.

INVESTMENT PROCESS

Company research lies at the heart of Bankers Trust's investment process, as it does with many stock mutual fund portfolios. Several thousand companies are tracked to arrive at the approximately 100 stocks the Portfolio normally holds. But the process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines--regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of the investment process.

Temporary Defensive Position. The Portfolio may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. The Portfolio may invest up to 100% of its assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent the Portfolio might adopt such a position over the course of its duration, the Portfolio may not meet its goal of long-term capital appreciation.

RISKS

Below are set forth some of the prominent risks associated with international investing.

PRIMARY RISKS

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities an investor has selected will not perform to expectations. To minimize this risk, Bankers Trust monitors each of the stocks in the Portfolio according to three basic quantitative criteria. They subject a stock to intensive review if:

     o its rate of price appreciation begins to trail that of its national stock index;

     o the financial analysts who follow the stock, both within Bankers Trust and outside, cut their estimates of the stock's future earnings; or

     o the stock's price approaches the downside target set when they first bought the stock (and may since have modified to reflect changes in market and economic conditions).

In this review, Bankers Trust seeks to learn if the deteriorating performance accurately reflects deteriorating prospects or if it merely reflects investor overreaction to temporary circumstances.

Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for reasons including:

     o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Portfolio invests, Bankers Trust analyzes countries and regions to try to anticipate these risks.

     o Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States. Since the "numbers" themselves sometimes mean different things, Bankers Trust devotes much of its research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

     o Liquidity Risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

     o Regulatory Risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

In an effort to reduce these foreign stock market risks, the Portfolio diversifies its investments, just as you may spread your investments among a range of securities so that a setback in one does not overwhelm your entire strategy. In this way, a reversal in one market or stock need not undermine the pursuit of long-term capital appreciation.

Currency Risk. The Portfolio invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the value of foreign securities or the U.S. dollar amount of income or gain received on these securities. Bankers Trust seeks to minimize this risk by actively managing the currency exposure of the Portfolio.

Emerging Market Risk. To the extent that the Portfolio does invest in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. For all these reasons, the Portfolio carefully limits and balances its commitment to these markets.

SECONDARY RISKS

Small Company Risk. Although the Portfolio generally invests in the shares of large, well-established companies, it may occasionally take advantage of exceptional opportunities presented by small companies. Such opportunities pose unique risks. Small company stocks tend to experience steeper price fluctuations--down as well as up--than the stocks of larger companies. A shortage of reliable information--the same information gap that creates opportunity in small company investing - can also pose added risk. Industrywide reversals have had a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks; when things are going poorly, it is harder to find a buyer for a small company's shares.

Pricing Risk. When price quotations for securities are not readily available, they are valued by the method that most accurately reflects their current worth in the judgment of the Board. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. The Portfolio is managed by Bankers Trust Company.

--------------------------------------------------------------------------------
SP INVESCO SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

The Portfolio seeks LONG-TERM CAPITAL GROWTH. Most holdings are in small-capitalization companies.

--------------------------------------------------------------------------------
A SMALL CAP STOCK PORTFOLIO
The Portfolio generally invests at least 65% of its total assets in the stocks of small companies with market capitalizations under $2 billion at the time of purchase. The Portfolio may invest up to 35% of its total assets in the stocks of companies with market capitalizations in excess of $2 billion.
--------------------------------------------------------------------------------

INVESCO is primarily looking for companies in the accelerated developing stages of their life cycles, which are currently priced below INVESCO's estimation of their potential, have earnings which may be expected to grow faster than the U.S. economy in general, and/or offer earnings growth of sales, new products, management changes, or structural changes in the economy. The Portfolio may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depository Receipts are not subject to this 25% limitation.

Most holdings are in small-capitalization companies--those with market capitalizations under $2 billion at the time of purchase. Although not a principal investment, the Portfolio may invest in DERIVATIVES. A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset or rate. Derivatives include options and futures contracts, among a wide range of other instruments.

Although not a principal investment, the Portfolio may invest in OPTIONS AND FUTURES. Options and futures are common types of derivatives that the Portfolio may occasionally use to hedge its investments. An option is the right to buy or sell a security or other instrument, index or commodity at a specific price on or before a specific date. A future is an agreement to buy or sell a security or other instrument, index or commodity at a specific price on a specific date.

Although not a principal investment, the Portfolio may invest in REPURCHASE AGREEMENTS. In addition, the Portfolio may invest in debt securities, ADRs, convertible securities, junk bonds, warrants, options (on stock, debt, stock indices, currencies, and futures), forward foreign currency exchange contracts, interest rate swaps, when-issued and delayed delivery securities, short sales against-the-box, U.S. government securities, Brady Bonds, and illiquid securities. In response to adverse market conditions or when restructuring the Portfolio, INVESCO may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when the markets are unstable. The Portfolio may lend its portfolio securities. We provide additional information on these types of securities in the Statement of Additional Information.

The Portfolio is managed by INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------
SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

The investment objective of the Portfolio is to SEEK LONG-TERM GROWTH OF CAPITAL. The Portfolio seeks to achieve its objective through investment in equity-related securities of foreign companies.

--------------------------------------------------------------------------------
A FOREIGN STOCK GROWTH PORTFOLIO
The Portfolio seeks long-term growth by investing in the common stock of foreign companies The Portfolio generally invests in about 60 securities of issuers located in at least five different foreign countries
--------------------------------------------------------------------------------

This means the Portfolio seeks investments--primarily the common stock of foreign companies--that will increase in value over a period of years. A company is considered to be a foreign company if it satisfies at least one of the following criteria: its securities are traded principally on stock exchanges in one or more foreign countries; it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries; it maintains 50% or more of its assets in one or more foreign countries; it is organized under the laws of a foreign country; or its principal executive office is located in a foreign country.

The Portfolio invests in about 60 securities of primarily non U.S. growth companies whose shares appear attractively valued on a relative and absolute basis. The Portfolio looks for companies that have above-average actual and potential earnings growth over the long term and strong financial and operational characteristics. The Portfolio selects stocks on the basis of individual company research. Thus, country, currency and industry weightings are primarily the result of individual stock selections. Although the Portfolio may invest in companies of all sizes, the Portfolio typically focuses on large and medium sized companies. Under normal conditions, the Portfolio intends to invest at least 65% of its total assets in the equity-related securities of foreign companies in at least five foreign countries. The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but generally not the U.S.

The principal type of equity-related security in which the Portfolio invests is common stock. In addition to common stock, the Portfolio may invest in other equity-related securities that include, but are not limited to, preferred stock, rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible or exchangeable for common or preferred stock and master limited partnerships. The Portfolio may also invest in AMERICAN DEPOSITORY RECEIPTS (ADRS). We consider ADRs to be equity-related securities.


HOW THE PORTFOLIO INVESTS

In deciding which stocks to purchase for the Portfolio, Jennison looks for growth companies that have both strong fundamentals and appear to be attractively valued relative to their growth potential. Jennison uses a bottom-up approach in selecting securities for the Portfolio, which means that they select stocks based on individual company research, rather than allocating by country or sector. In researching which stocks to buy, they look at a company's basic financial and operational characteristics as well as compare the company's stock price to the price of stocks of other companies that are its competitors, absolute historic valuation levels for that company's stock, its earnings growth and the price of existing portfolio holdings. Another important part of Jennison's research process is to have regular contact with management of the companies that they purchase in order to confirm earnings expectations and to assess management's ability to meet its stated goals. Although the Portfolio may invest in companies of all sizes, it typically focuses on large and medium sized companies.

Generally, Jennison looks for companies that have one or more of the following characteristics: actual and potential growth in earnings and cash flow; actual and improving profitability; strong balance sheets; management strength; and strong market share for the company's products.

In addition, Jennison looks for companies whose securities appear to be attractively valued relative to: each company's peer group; absolute historic valuations; and existing holdings of the Portfolio. Generally, they consider selling a security when there is an identifiable change in a company's fundamentals or when expectations of future earnings growth become fully reflected in the price of that security.

OTHER INVESTMENTS AND STRATEGIES

MONEY MARKET INSTRUMENTS, BONDS AND OTHER FIXED-INCOME OBLIGATIONS

Money market instruments and bonds are known as fixed-income securities because issuers of these securities are obligated to pay interest and principal. Typically, FIXED-INCOME securities don't increase or decrease in value in relation to an issuer's financial condition or business prospects as stocks may, although their value does fluctuate inversely to changes in interest rates generally and directly in relation to their perceived credit quality. The Portfolio may buy obligations of companies, foreign countries or the U.S. Government. Money market instruments include the commercial paper and short-term obligations of foreign and domestic corporations, banks and governments and their agencies.

Generally, the Portfolio will purchase only "Investment-Grade" commercial paper and bonds. This means the commercial paper and bonds have received one of the four highest quality ratings determined by Moody's Investors Service, Inc. (Moody's), or Standard & Poor's Ratings Group (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). Obligations rated in the fourth category (Baa for Moody's or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. On occasion, the Portfolio may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above.

TEMPORARY DEFENSIVE INVESTMENTS
In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments or in the stock and other equity-related securities of U.S. companies. Investing heavily in money market instruments limits the ability to achieve capital appreciation, but may help to preserve the Portfolio's assets when global or international markets are unstable. When the Portfolio is temporarily invested in equity-related securities of U.S. companies, the Portfolio may achieve capital appreciation, although not through investment in foreign companies.

REPURCHASE AGREEMENTS

The Portfolio may also use REPURCHASE AGREEMENTS.

DERIVATIVE STRATEGIES

The Portfolio may use a number of alternative derivative strategies--including derivatives--to try to improve its returns or protect its assets, although the Portfolio cannot guarantee these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

OPTIONS

The Portfolio may purchase and sell put and call OPTIONS on equity securities, stock indices and foreign currencies that are traded on U.S. or foreign securities exchanges, on NASDAQ or in the over-the-counter market.

FUTURES CONTRACTS AND RELATED OPTIONS, FOREIGN CURRENCY FORWARD CONTRACTS. The Portfolio may purchase and sell stock and bond index futures contracts and related options on stock and bond index futures. The Portfolio also may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts.

OTHER STRATEGIES

The Portfolio follows certain policies when it borrows money (the Portfolio can borrow up to 33-1/3% of the value of its total assets); lends its securities to others (as an operating policy, which may be changed without stockholder approval, the Portfolio will not lend more than 30% of the value of its total assets, which for this purpose includes the value of any collateral received in the transaction); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including restricted securities with legal or contractual restrictions, those without a readily available market and repurchase agreements with maturities longer than seven days).

--------------------------------------------------------------------------------
SP LARGE CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

The Portfolio is managed by Fidelity Management & Research Company (FMR). FMR normally invests at least 65% of the Portfolio's total assets in common stocks of companies with large market capitalizations.

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A LARGE CAP VALUE PORTFOLIO
The Portfolio normally invests at least 65% of its assets in stocks of companies with large market capitalizations. The Portfolio invest in "value" stocks.
--------------------------------------------------------------------------------

FMR defines large market capitalization companies as companies with market capitalizations equaling or exceeding $1 billion at the time of the Portfolio's investment. Companies whose capitalizations no longer meet this definition after purchase continue to be considered to have large market capitalizations for purposes of the 65% policy.


PRINCIPAL INVESTMENT STRATEGIES

FMR focuses on securities of companies that it believes are undervalued in the marketplace in relation to factors such as the company's assets, earnings, or growth potential. The stocks of these companies are often called "value" stocks.

FMR may invest the Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the Portfolio, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market factors. Factors considered include growth potential, earnings estimates, and management. These securities are then analyzed using statistical models to further evaluate growth potential, valuation, liquidity and investment risk.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the Portfolio may not achieve its objective.

DESCRIPTION OF PRINCIPAL SECURITIES TYPES

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

PRINCIPAL INVESTMENT RISKS

Many factors affect the Portfolio's performance. The Portfolio's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political or financial developments. The Portfolio's reaction to these developments will be affected by the types of the securities in which the Portfolio invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the Portfolio's level of investment in the securities of that issuer. When you sell units corresponding to shares of the Portfolio, they could be worth more or less than what you paid for them.

In addition to company risk, derivatives risk, foreign investment risk, leveraging risk, liquidity risk, management risk, and market risk, the following factor can significantly affect the Portfolio's performance:

"VALUE" INVESTING. "Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

In response to market, economic, political or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

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SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
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The Portfolio invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depository receipts for those securities.

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CAPITAL OPPORTUNITIES IN BOTH U.S. AND FOREIGN STOCKS
The Portfolio invests primarily in stocks, convertible securities, and depository receipts of companies in both the United States and in foreign countries.
--------------------------------------------------------------------------------

The portfolio focuses on companies which Massachusetts Financial Services Company (MFS) believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio's portfolio manager and MFS's large group of equity research analysts. The Portfolio may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies. The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Generally, the SP MFS Capital Opportunities Portfolio will invest no more than (i) 35% of its net assets in foreign securities and (ii) 15% in lower rated bonds, and the Portfolio will not lend more than 30% of the value of its securities.

The Portfolio can invest in a wide variety of debt and equity securities, including corporate debt, lower-rated bonds, U.S. Government securities, variable and floating rate obligations, zero coupon bonds, deferred interest bonds, PIK bonds, Brady Bonds, depository receipts, forward contracts, futures contracts, investment company securities, options (on currencies, futures, securities and stock indices), repurchase agreements, reverse repurchase agreements, dollar rolls, restricted securities, short sales, warrants, and when-issued securities. The Portfolio may lend its securities and borrow from a bank. The Portfolio also may assume a temporary defensive position. In response to adverse market conditions or when restructuring the Portfolio, MFS may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Massachusetts Financial Services Company.

--------------------------------------------------------------------------------
 SP MFS MID-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

The Portfolio's investment objective is LONG-TERM GROWTH OF CAPITAL.

--------------------------------------------------------------------------------
A MID-CAP GROWTH STOCK PORTFOLIO
The Portfolio invests primarily in companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap(TM) Growth Index range at the time of purchase.
--------------------------------------------------------------------------------

The Portfolio invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depository receipts for those securities, of companies with medium market capitalization which the Portfolio's investment adviser believes have above-average growth potential.

Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap(TM) Growth Index range at the time of the Portfolio's investment. This Index is a widely recognized, unmanaged index of mid-cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap(TM) Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the fund's 65% investment policy. As of February 29, 2000, the top of the Russell Midcap(TM) Growth Index range was $59.6 billion. The Portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the portfolio manager and MFS's large group of equity research analysts.

The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest a relatively high percentage of its assets in a small number of issuers. The Portfolio may invest in foreign securities (including emerging markets securities) through which it may have exposure to foreign currencies. The Portfolio is expected to engage in active and frequent trading to achieve its principal investment strategies. Generally, the Portfolio will invest no more than (i) 20% of its net assets in foreign securities and (ii) 10% in lower rated bonds, and the Portfolio will not lend more than 30% of the value of its securities. The Portfolio may invest in a variety of debt securities, equity securities, and other instruments, including corporate debt, lower-rated bonds, U.S. government securities, variable and floating rate obligations, zero coupon bonds, deferred interest bonds, PIK bonds, depository receipts, emerging markets equity securities, forward contracts, futures contracts, investment company securities, options (on currencies, futures, securities, and stock indices), repurchase agreements, restricted securities, short sales, short sales against-the-box, short-term debt, warrants, and when-issued securities. The Portfolio may borrow for temporary purposes, assume a temporary defensive position, and lend its portfolio securities.

The Portfolio is managed by Massachusetts Financial Services Company.

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SP PIMCO HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

Under normal circumstances, the Portfolio invests AT LEAST 65% OF ITS ASSETS IN JUNK BONDS.

--------------------------------------------------------------------------------
A HIGH-YIELD, HIGH-RISK BOND PORTFOLIO
The Portfolio invests primarily in high-yield, high-risk bonds, also known as "junk bonds."
--------------------------------------------------------------------------------

The Portfolio may invest up to 15% of its assets in DERIVATIVE instruments, such as options, futures contracts or swap agreements. The Portfolio may also invest in mortgage- or asset-backed securities.

The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

The Portfolio may invest in Brady Bonds, which are described below in the section on the PIMCO Total Return Portfolio.

Securities rated lower than Baa by Moody's Investors Service, Inc. (Moody's) or lower than BBB by Standard & Poor's Ratings Services ("S&P") are sometimes referred to as "high yield" or "junk" bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

The Portfolio may invest in inflation-indexed bonds, which are described below in the section on the PIMCO Total Return Portfolio.

The Portfolio may invest in CONVERTIBLE SECURITIES.

The Portfolio may invest in MORTGAGE- OR OTHER ASSET-BACKED SECURITIES.

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, which are described in the section on SP PIMCO Total Return Portfolio.

For the purpose of achieving income, each Portfolio may LEND ITS PORTFOLIO SECURITIES to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

The Portfolio may make SHORT SALES as part of its overall portfolio management strategies or to offset a potential decline in value of a security.

The Portfolio may purchase securities which it is eligible to purchase on a WHEN-ISSUED OR DELAYED DELIVERY BASIS, and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments).

The Portfolio may enter into REPURCHASE AGREEMENTS.

The Portfolio may enter into REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS, subject to a Portfolio's limitations on borrowings.

The Portfolio may invest in "event-linked bonds," which are described in the section below on the SP PIMCO Total Return Portfolio.

The Portfolio may invest up to 15% of its net assets in ILLIQUID SECURITIES.

The Portfolio may invest up to 10% of its assets in securities of other investment companies, such as closed-end management investment companies, or in pooled accounts or other investment vehicles which invest in foreign markets. As a shareholder of an investment company, a Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company.

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SP PIMCO TOTAL RETURN PORTFOLIO
--------------------------------------------------------------------------------

The Portfolio invests primarily in investment grade debt securities. It may also invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality.

--------------------------------------------------------------------------------
AN INVESTMENT GRADE BOND PORTFOLIO
The Portfolio invests primarily in investment grade debt securities, including foreign debt securities, but may invest some of its assets in junk bonds.
--------------------------------------------------------------------------------

The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Portfolio may invest all of its assets in DERIVATIVE INSTRUMENTS, such as options, FUTURES contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may LEND its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for a Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

The Portfolio may invest in CONVERTIBLE SECURITIES.

The Portfolio may invest in MORTGAGE- OR OTHER ASSET-BACKED SECURITIES.

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional Portfolios, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Directors in an amount sufficient to meet such commitments. Delayed loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

For the purpose of achieving income, each Portfolio may LEND ITS PORTFOLIO SECURITIES to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

The Portfolio may make SHORT SALES as part of its overall portfolio management strategies or to offset a potential decline in value of a security.

The Portfolio may purchase securities which it is eligible to purchase on a WHEN-ISSUED OR DELAYED DELIVERY BASIS, and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments).

The Portfolio may enter into REPURCHASE AGREEMENTS.

The Portfolio may enter into REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS, subject to a Fund's limitations on borrowings.

The Portfolio may invest in "event-linked bonds," which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

The Portfolio may invest up to 15% of its net assets in ILLIQUID SECURITIES.

The Portfolio may invest up to 10% of its assets in securities of other investment companies, such as closed-end management investment companies, or in pooled accounts or other investment vehicles which invest in foreign markets. As a shareholder of an investment company, the Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company.

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SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------

The Portfolio's investment objective is LONG-TERM CAPITAL APPRECIATION. This means the Portfolio seeks investments whose price will increase over several years. While the Portfolio makes every effort to achieve its objective, it can't guarantee success.

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A SMALL/MEDIUM-SIZED STOCK PORTFOLIO
The Portfolio invests primarily in the stocks of small and medium-sized companies with the potential for above-average growth.
--------------------------------------------------------------------------------

WE'RE GROWTH INVESTORS

In deciding which equities to buy, the Portfolio uses what is known as a growth investment style. This means the Portfolio invests in companies that it believes could experience superior sales or earnings growth. In pursuing this objective, the Portfolio normally invests at least 65% of the Portfolio's total assets in equity securities of small and medium-sized U.S. companies with the potential for above-average growth.

The Portfolio considers small and medium-sized companies to be those with market capitalizations beginning at $500 million. The upper capitalization limit is 300% of the dollar-weighted median market capitalization of the S&P 400 Mid-Cap Index. As of December 31, 1999, this number was $9 billion. We use the market capitalization measurements used by S&P at time of purchase.

In addition to buying equities, the Portfolio may invest in other equity-related securities. Equity-related securities include AMERICAN DEPOSITORY RECEIPTS
(ADRs); common stocks; nonconvertible preferred stocks; WARRANTS and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; real estate investment trusts (REITS); and similar securities.

The Portfolio also may buy CONVERTIBLE SECURITIES. These are securities--like bonds, corporate notes and preferred stocks--that it can convert into the company's common stock or some other equity security. The Portfolio will only invest in investment-grade convertible securities. Generally, the Portfolio considers selling a security when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movements.

OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies, the Portfolio also may use the following investment strategies to try to increase its returns or protect its assets if market conditions warrant.

OTHER EQUITY SECURITIES

The Portfolio can invest up to 35% of total assets in equity securities of companies with larger or smaller market capitalizations than previously noted. The Portfolio may participate in the initial public offering (IPO) market. IPO investments may increase the Portfolio's total returns. As the Portfolio's assets grow, the impact of IPO investments will decline, which may reduce the Portfolio's total returns.

FOREIGN SECURITIES

The Portfolio can invest up to 35% of total assets in FOREIGN SECURITIES, including stocks and other equity-related securities, money market instruments and other investment-grade fixed-income securities of foreign issuers, including those in developing countries. For purposes of the 35% limit, the Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

FIXED-INCOME OBLIGATIONS, INCLUDING BONDS AND MONEY MARKET INSTRUMENTS

Fixed-income obligations include bonds and notes. The Portfolio can invest up to 35% of total assets in investment-grade corporate or government obligations. Investment-grade obligations are rated in one of the top four long-term quality ratings by a major rating service (such as Baa/BBB or better by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group, respectively). The Portfolio also may invest in obligations that are not rated, but which it believes to be of comparable quality. Obligations rated in the fourth category (Baa/BBB) have speculative characteristics. These lower-rated obligations are subject to a greater risk of loss of principal and interest. Generally, fixed-income securities provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks. The Portfolio will purchase money market instruments only in one of the two highest short-term quality ratings of a major rating service.

TEMPORARY DEFENSIVE INVESTMENTS

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of the Portfolio's assets in cash or money market instruments. Investing heavily in these securities limits the Portfolio's ability to achieve capital appreciation, but can help to preserve its assets when the equity markets are unstable.

REPURCHASE AGREEMENTS

The Portfolio may also use REPURCHASE AGREEMENTS.

FOREIGN CURRENCY FORWARD CONTRACTS

The Portfolio may enter into foreign currency forward contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. The Portfolio may enter into such contracts on a spot, that is, cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency.

DERIVATIVE STRATEGIES

The Portfolio may use various derivative strategies to try to improve its returns or protect its assets.

The Portfolio cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND
INSTRUMENTALITIES

The Portfolio may invest in securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Securities in which the Portfolio may invest which are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association, the Student Loan Marketing Association, Resolution Funding Corporation and the Tennessee Valley Authority, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. FHLMC investments may include collateralized mortgage obligations.

MORTGAGE-RELATED SECURITIES ISSUED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES.

The Portfolio may invest in mortgage-backed securities, including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Portfolio's shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

OPTIONS TRANSACTIONS

The Portfolio may purchase and write (that is, sell) put and call options on securities, stock indexes and currencies that are traded on U.S. or foreign securities exchanges or in the over-the-counter market to seek to enhance return or to protect against adverse price fluctuations in securities in the Portfolio's portfolio. These options will be on equity securities, financial indexes (for example, S&P 500 Stock Index) and foreign currencies. The Portfolio may write put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of securities (or currencies) that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities (or currencies) it intends to purchase.

FUTURES CONTRACTS AND OPTIONS THEREON

The Portfolio may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade to reduce certain risks of its investments and to attempt to enhance return in accordance with regulations of the Commodity Futures Trading Commission (CFTC).

ADDITIONAL STRATEGIES

The Portfolio also follows certain policies when it BORROWS MONEY (the Portfolio can borrow up to 20% of the value of its total assets); LENDS ITS SECURITIES to others (the Portfolio can lend up to 331/3% of the value of its total assets, including collateral received in the transaction); and HOLDS ILLIQUID SECURITIES (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).

PORTFOLIO TURNOVER

As a result of the strategies described above, the Portfolio may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Portfolio's performance.

The Portfolio is managed by Prudential Investments Fund Management LLC.

--------------------------------------------------------------------------------
SP SMALL/MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

The Portfolio is managed by Fidelity Management & Research Company (FMR). FMR normally invests at least 65% of the Portfolio's total assets in common stocks of companies with small to medium market capitalizations.

--------------------------------------------------------------------------------
A SMALL/MID CAP VALUE PORTFOLIO
The Portfolio normally invests at least 65% of its total assets in companies with small to medium market capitalizations. The Portfolio invests in "value" stocks.
--------------------------------------------------------------------------------

Small to medium market capitalization companies are those companies with market capitalizations similar to the market capitalization of companies in the Russell 2000 or the Russell MidCap at the time of the Portfolio's investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered to have a small to medium market capitalization for purposes of the 65% policy. The size of companies in the Russell 2000 and Russell MidCap changes with market conditions and the composition of the index.

PRINCIPAL INVESTMENT STRATEGIES

FMR focuses on securities of companies that it believes are undervalued in the marketplace in relation to factors such as the company's assets, earnings, or growth potential. The stocks of these companies are often called "value" stocks.

FMR may invest the Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the Portfolio, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market factors. Factors considered include growth potential, earnings estimates and management. These securities are then analyzed using statistical models to further evaluate growth potential, valuation, liquidity and investment risk.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the Portfolio may not achieve its objective.

DESCRIPTION OF PRINCIPAL SECURITY TYPES

EQUITY SECURITIES represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

PRINCIPAL INVESTMENT RISKS

Many factors affect the Portfolio's performance. The Portfolio's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The Portfolio's reaction to these developments will be affected by the types of securities in which the Portfolio invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the Portfolio's level of investment in the securities of that issuer. When you sell units corresponding to shares of the Portfolio, they could be worth more or less than what you paid for them.

In addition to company risk, derivatives risk, foreign investment risk, leveraging risk, liquidity risk, management risk, and market risk, the following factors can significantly affect the Portfolio's performance:

SMALL CAP INVESTING. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers and can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Smaller issuers can have more limited product lines, markets and financial resources.

"VALUE" INVESTING. "Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

In response to market, economic, political or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

--------------------------------------------------------------------------------
SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
--------------------------------------------------------------------------------

In pursuing its objective of LONG-TERM GROWTH OF CAPITAL, the Portfolio normally invests at least 65% of its total assets in equity-related securities of U.S. companies that are believed to have strong capital appreciation potential.

--------------------------------------------------------------------------------
A GROWTH STOCK PORTFOLIO
The Portfolio normally invests at least 65% of its total assets in the equity-related securities of U.S. companies that are believed to have strong capital appreciation potential. The Portfolio is managed according to a growth investment style.
--------------------------------------------------------------------------------

The Portfolio's strategy is to combine the efforts of two investment advisers and to invest in the favorite stock selection ideas of three portfolio managers (two of whom invest as a team). Each investment adviser to the Portfolio utilizes a growth style to select approximately 20 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio's assets in any one issuer.

The Portfolio may actively and frequently trade its portfolio securities. The Portfolio is nondiversified, meaning it can invest more than 5% of its assets in the securities of any one issuer. Investing in a nondiversified mutual fund, particularly a fund investing in approximately 40 equity-related securities, involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified fund.

The primary equity-related securities in which the Portfolio invests are common stocks. Generally, each investment adviser will consider selling or reducing a stock position when, in their opinion, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement. A price decline of a stock does not necessarily mean that an investment adviser will sell the stock at that time. During market declines, either investment adviser may add to positions in favored stocks, which can result in a somewhat more aggressive strategy, with a gradual reduction of the number of companies in which the adviser invests. Conversely, in rising markets, either investment adviser may reduce or eliminate fully valued positions, which can result in a more conservative investment strategy, with a gradual increase in the number of companies represented in the adviser's portfolio segment.

WE'RE GROWTH INVESTORS

In deciding which stocks to buy, each investment adviser uses what is known as a growth investment style. This means that each adviser will invest in stocks they believe could experience superior sales or earnings growth.

In addition to common stocks in which the Portfolio primarily invests, equity-related securities include nonconvertible preferred stocks; CONVERTIBLE SECURITIES; American Depository Receipts (ADRS); warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; real estate investment trusts (REITS); and similar securities. Convertible securities are securities--like bonds, corporate notes and preferred stocks--that can be converted into the company's common stock or some other equity security.

The Portfolio may buy common stocks of companies of every size--small-, medium-and large-capitalization-- although its investments are mostly in medium- and large-capitalization stocks. The Portfolio intends to be fully invested, holding less than 5% of its total assets in cash under normal market conditions.

DIVISION OF ASSETS

STRATEGY. Under normal conditions, there will be an approximately equal division of the Portfolio's assets between the two investment advisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will usually be divided between the two investment advisers as the portfolio manager deems appropriate. There will be a periodic rebalancing of each segment's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the manager may allocate assets from the portfolio segment that has appreciated more to the other.

OUR GROWTH STYLE

Alliance Capital Management's portfolio manager, Alfred Harrison, utilizes the fundamental analysis and research of Alliance's large internal research staff. In selecting stocks for the Portfolio, he emphasizes stock selection and investment in a limited number of companies that have strong management, superior industry positions, excellent balance sheets and the ability to demonstrate superior earnings growth.

Jennison Associates' portfolio managers, Spiros Segalas and Kathleen McCarragher, invest in mid-size and large companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. These companies generally trade at high prices relative to their current earnings.

RISKS. Reallocations may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because each investment adviser selects portfolio securities independently, it is possible that a security held by one portfolio segment may also be held by the other portfolio segment of the Portfolio or that the two advisers may simultaneously favor the same industry. Jennison Associates will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if one investment adviser buys a security as the other adviser sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The portfolio manager will consider these costs in determining the allocation of assets. The portfolio manager will consider the timing of reallocation based upon the best interests of the Portfolio and its shareholders. To maintain the Portfolio's federal income tax status as a regulated investment company, Jennison Associates also may have to sell securities on a periodic basis.

OTHER INVESTMENTS AND STRATEGIES

In addition to its principal strategies, the Portfolio also uses the following investment strategies to try to increase its returns or protect its assets if market conditions warrant.

FOREIGN SECURITIES

The Portfolio may invest up to 20% of its total assets in FOREIGN SECURITIES, including stocks and other equity-related securities, money market instruments and other fixed-income securities of foreign issuers. The Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

MONEY MARKET INSTRUMENTS

The Portfolio may temporarily hold cash or invest in high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Portfolio shares or to meet ordinary daily cash needs subject to the policy of normally investing at least 65% of the Portfolio's assets in equity-related securities.

REPURCHASE AGREEMENTS

The Portfolio may use REPURCHASE AGREEMENTS.

TEMPORARY DEFENSIVE INVESTMENTS

In response to adverse market, economic, political or other conditions, the Portfolio may temporarily invest up to 100% of its assets in MONEY MARKET INSTRUMENTS. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when the equity markets are unstable.

OPTIONS ON SECURITIES INDEXES.

The Portfolio may purchase and write (that is, sell) put and call options on securities indexes that are traded on U.S. or foreign securities exchanges or in the over-the-counter market to try to enhance return or to hedge the Portfolio's portfolio. The Portfolio may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Portfolio also may purchase put and call options to offset previously written put and call options of the same series. The Portfolio will write only "covered" options. The Portfolio may purchase and sell stock index futures contracts and related options on stock index futures. The Portfolio may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts.

U.S. GOVERNMENT SECURITIES

The Portfolio may invest in securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

OPTIONS ON FUTURES CONTRACTS

The Portfolio will also enter into options on futures contracts for certain bona fide hedging, return enhancement and risk management purposes. The Portfolio may purchase put and call options and write (that is, sell) "covered" put and call options on futures contracts that are traded on U.S. and foreign exchanges.

FUTURES CONTRACTS ON FOREIGN CURRENCIES AND OPTIONS THEREON

The Portfolio may buy and sell futures contracts on foreign currencies and purchase and write options thereon.

SHORT SALES

The Portfolio may use SHORT SALES.

DERIVATIVE STRATEGIES

The Portfolio may use various DERIVATIVE STRATEGIES to try to improve the Portfolio's returns. The Portfolio may use hedging techniques to try to protect the Portfolio's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

ADDITIONAL STRATEGIES

The Portfolio also follows certain policies when it BORROWS MONEY (the Portfolio can borrow up to 33 1/3% of the value of its total assets); LENDS ITS SECURITIES to others for cash management purposes (the Portfolio can lend up to 33 1/3% of the value of its total assets including collateral received in the transaction); and HOLDS ILLIQUID SECURITIES (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

PORTFOLIO TURNOVER

It is not a principal strategy of the Portfolio to actively and frequently trade its portfolio securities to achieve its investment objective. Nevertheless, the Portfolio may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases and sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other costs and can affect the Portfolio's performance.

                                      * * *

OTHER INVESTMENTS AND STRATEGIES

As indicated in the description of the Portfolios above, certain Portfolios may use the following investment strategies to increase return or protect assets if market conditions warrant.

ADRS--are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

CONVERTIBLE DEBT AND CONVERTIBLE PREFERRED STOCK--A convertible security is a security--for example, a bond or preferred stock--that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, they offer--through their conversion mechanism--the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

DERIVATIVES--A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment--a security, market index, currency, interest rate or some other benchmark--will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

DOLLAR ROLLS--Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar--but not necessarily the same--security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

FUTURES--A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

INTEREST RATE SWAPS--In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down.

JOINT REPURCHASE ACCOUNT--In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

LOAN PARTICIPATIONS--In loan participations, the Portfolio will have a contractual relationship with the lender but not with the borrower. This means the Portfolio will only have rights to principal and interest received by the lender. It will not be able to enforce compliance by the borrower with the terms of the loan and may not have a right to any collateral securing the loan. If the lender becomes insolvent, the Portfolio may be treated as a general creditor and will not benefit from any set-off between the lender and the borrower.

MORTGAGE-RELATED SECURITIES are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

OPTIONS--A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier". Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

REAL ESTATE INVESTMENT TRUSTS (REITS)--A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages.

Some REITs invest in both types of interests.

REPURCHASE AGREEMENTS--In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

REVERSE REPURCHASE AGREEMENTS--In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

SHORT SALEs--In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

SHORT SALES AGAINST-THE-BOX--A short sale against-the-box means the Portfolio owns securities identical to those sold short.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES--With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

                                      * * *

Each Portfolio (other than the Money Market Portfolio) also follows certain policies when it borrows money; lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law.

The Prudential Money Market Portfolio follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio's holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law.


HOW THE FUND IS MANAGED

BOARD OF DIRECTORS

The Board of Directors oversees the actions of the investment manager and the sub-advisers and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

INVESTMENT MANAGER

Prudential serves as overall investment manager for the Prudential Global Portfolio, the Prudential Jennison Portfolio, the Prudential Money Market Portfolio and the Prudential Stock Index Portfolio. As explained in the next section, Prudential has retained two affiliated sub-advisers--Prudential Investment Corporation and Jennison Associates--to provide the day-to-day investment management for these Portfolios. Prudential, not the Portfolios, pay the fees of the sub-advisers.

Prudential Investments Fund Management LLC (PIFM) serves as overall investment manager for all of the "SP" Portfolios. Prudential Investments Fund Management LLC, located at 100 Mulberry Street, Newark, NJ is the investment adviser to the SP Aggressive Growth Asset Allocation Portfolio, SP AIM Aggressive Growth Portfolio, SP AIM Growth and Income Portfolio, SP Alliance Large Cap Growth Portfolio, SP Alliance Technology Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, SP Davis Value Portfolio, SP Deutsche International Equity Portfolio, SP Growth Asset Allocation Portfolio, SP INVESCO Small Company Growth Portfolio, SP Jennison International Growth Portfolio, SP Large Cap Value Portfolio, SP MFS Capital Opportunities Portfolio, SP MFS Mid-Cap Growth Portfolio, SP PIMCO High Yield Portfolio, SP PIMCO Total Return Portfolio, SP Prudential U.S. Emerging Growth Portfolio, SP Small/Mid Cap Value Portfolio, and SP Strategic Partners Focused Growth Portfolio.

For each of the "SP" Portfolios, PIFM is responsible for selecting and monitoring one or more sub-advisors to handle the day-to-day investment management of the Portfolio. For Portfolios with more than one sub-adviser, PIFM is responsible for allocating assets among the sub-advisers. PIFM, not the Portfolios, pay the fees of the sub-advisers. Pursuant to an order issued by the SEC, each of these "SP" Portfolios may add or change sub-advisers, or change the agreement with its sub-advisers, if PIFM and the Board of Directors concludes that doing so is in the best interests of contract owners investing in the Portfolio. The Portfolios can make these changes without contract owner approval, but will notify contract owners investing in the Portfolio of any such changes.

Prudential was founded in 1875, and as of December 31, 1999, it had total assets under management of approximately $364 billion. Prudential's headquarters are located at 751 Broad Street, Newark, NJ. PIFM is an indirect wholly-owned subsidiary of Prudential. It and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 1999, PIFM served as the manager to 42 mutual funds and as manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $75.6 billion. PIFM's headquarters are located at 100 Mulberry Street, Newark, NJ.

     The following chart lists the total annualized investment advisory fees to be paid in 2000 with respect to each of the Fund's Portfolios.

--------------------------------------------------------------------------------
                                                     TOTAL ADVISORY FEES AS % OF
PORTFOLIO                                            AVERAGE NET ASSETS
--------------------------------------------------------------------------------
Prudential Global Portfolio                                   0.75
Prudential Jennison Portfolio                                 0.60
Prudential Money Market Portfolio                             0.40
Prudential Stock Index Portfolio                              0.35
SP Aggressive Growth Asset Allocation Portfolio               0.84*
SP AIM Aggressive Growth Portfolio                            0.95
SP AIM Growth and Income Portfolio                            0.85
SP Alliance Large Cap Growth Portfolio                        0.90
SP Alliance Technology Portfolio                              1.15
SP Balanced Asset Allocation Portfolio                        0.75*
SP Conservative Asset Allocation Portfolio                    0.71*
SP Davis Value Portfolio                                      0.75
SP Deutsche International Equity Portfolio                    0.90
SP Growth Asset Allocation Portfolio                          0.80*
SP INVESCO Small Company Growth Portfolio                     0.95
SP Jennison International Growth Portfolio                    0.85
SP Large Cap Value Portfolio                                  0.80
SP MFS Capital Opportunities Portfolio                        0.75
SP MFS Mid-Cap Growth Portfolio                               0.80
SP PIMCO High Yield Portfolio                                 0.60
SP PIMCO Total Return Portfolio                               0.60
SP Prudential U.S. Emerging Growth Portfolio                  0.60
SP Small/Mid Cap Value Portfolio                              0.90
SP Strategic Partners Focused Growth Portfolio                0.90

* Each Asset Allocation Portfolio invests in shares of other Fund Portfolios. The advisory fees for the Asset Allocation Portfolios depicted above are the product of a blend of the advisory fees of those other Fund Portfolios, plus a 0.05% annual advisory fee payable to PIFM.


INVESTMENT SUB-ADVISERS

JENNISON ASSOCIATES LLC, a Prudential subsidiary, serves as subadviser to the Prudential Jennison Portfolio. Jennison's address is 466 Lexington Avenue, New York, NY, and as of December 31, 1999, it had over $59 billion of assets under management. Prudential Investment Corporation (PIC), also a Prudential subsidiary, serves as subadviser to the Prudential Global Portfolio, the Prudential Stock Index Portfolio and the Prudential Money Market Portfolio. During 2000, it is expected that Jennison will replace PIC as the subadviser for the Prudential Global Portfolio and the Prudential Stock Index Portfolio. PIC's address is 751 Broad Street, Newark, NJ.

Jennison also provides subadvisory services to the SP Jennison International Growth Portfolio, SP Prudential U.S. Emerging Growth Portfolio, and the SP Strategic Partners Focused Growth Portfolio. Sub-advisers that are not affiliated with Prudential provide subadvisory services to the other "SP" Portfolios.

We provide more information below on the sub-advisers and their portfolio managers.

A I M CAPITAL MANAGEMENT, INC. (A I M CAPITAL) (the sub-adviser) serves as sub-adviser to the SP A I M Aggressive Growth Portfolio and the SP AIM Growth and Income Portfolio. The firm is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The sub-adviser provides investment advisory services to each Portfolio by obtaining and evaluating economic, statistical and financial information and formulating and implementing investment programs. Today, A I M Capital, together with its affiliates, advises or manages over 125 investment portfolios, encompassing a broad range of investment objectives. A I M Capital uses a team approach to investment management.

ALLIANCE CAPITAL MANAGEMENT, L.P. serves as the sub-adviser to the SP Alliance Technology Portfolio, SP Alliance Large Cap Growth Portfolio and the SP Strategic Partners Focused Growth Portfolio. The sub-adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager. Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds.

BANKERS TRUST COMPANY (BANKERS TRUST), with headquarters at 130 Liberty Street, New York, New York 10006, acts as the sub-adviser to the SP Deutsche International Equity Portfolio. Bankers Trust is an indirect wholly-owned subsidiary of Deutsche Bank AG. As of September 30, 1999, Bankers Trust had total assets under management of approximately $285 billion. Bankers Trust is dedicated to servicing the needs of corporations, governments, financial institutions, and private clients, and has invested retirement assets on behalf of the nation's largest corporations and institutions for more than 50 years.

DAVIS SELECTED ADVISERS, LP serves as the sub-adviser to the SP Davis Value Portfolio. The sub-adviser is located at 124 East Elvira Street, Santa Fe, New Mexico 87501.

FIDELITY--Fidelity Management & Research Company (FMR) is the sub-adviser to the SP Large Cap Value Portfolio and the SP Small/Mid Cap Value Portfolio. As of March 31, 2000, FMR had approximately $995 billion in discretionary assets under management. The address of FMR is 82 Devonshire Street, Boston, MA 02109.

INVESCO FUNDS GROUP, INC. (INVESCO), located at 7800 East Union Avenue, Denver, Colorado, is the sub-adviser of the SP INVESCO Small Company Growth Portfolio. INVESCO was founded in 1932 and manages over $39.2 billion for more than 1,103,139 shareholders of 45 INVESCO mutual funds. INVESCO is a subsidiary of AMVESCAP PLC, an international investment management company that manages more than $392 billion in assets world-wide. AMVESCAP is based in London, with money managers in Europe, North and South America and the Far East.

MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS), located at 500 Boylston Street, Boston, MA, acts as the sub-adviser for the SP MFS Capital Opportunities Portfolio and the SP MFS Mid-Cap Growth Portfolio. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (PIMCO) acts as the sub-adviser for the SP PIMCO Total Return Portfolio and the SP PIMCO High Yield Portfolio. PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660 and is a subsidiary of PIMCO Advisors L.P. As of December 31, 1999, PIMCO managed over $186 billion in assets.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

We set out below descriptions of the portfolio managers and for certain Portfolios, the past performance of a similarly-managed mutual fund. THOSE PERFORMANCE FIGURES DO NOT REFLECT VARIABLE INSURANCE CONTRACT FEES WHICH, IF DEDUCTED, WOULD REDUCE PERFORMANCE. MOREOVER, AS DISCLOSED IN THE PROSPECTUS FOR YOUR VARIABLE INSURANCE CONTRACT, THE SP PORTFOLIOS OF THE FUND ARE SUBJECT TO EXPENSE LIMITATIONS WHICH, IF TERMINATED, WOULD INCREASE EXPENSES AND BE A FACTOR IN LOWERING PERFORMANCE.

PRUDENTIAL GLOBAL PORTFOLIO

Daniel Duane, CFA, Managing Director of Prudential Investments, Ingrid Holm, CFA, Vice President of Prudential Investments and Michelle Picker, CFA, Vice President of Prudential Investments, have been co-managers of this Portfolio since 1997. Mr. Duane, Ms. Holm, and Ms. Picker are expected to become employees of Jennison Associates LLC during 2000. Mr. Duane has managed the Portfolio since 1990. Ms. Holm has assisted in the management of Prudential mutual funds since 1994 and has managed a portion of Prudential's general account. Prior to 1994, Ms. Holm headed the high yield research group for Prudential's general account. Ms. Picker has been an analyst in Prudential's global equity investments group since 1992 and has managed a portion of Prudential's general account.

PRUDENTIAL JENNISON PORTFOLIO

This Portfolio is managed by Messrs. Segalas and Del Balso and Ms. McCarragher of Jennison Associates. Mr. Segalas is a founding member and President, Director, and Chief Investment Officer of Jennison. He has been in the investment business for over 35 years. Mr. Segalas received a B.A. from Princeton University and is a member of the New York Society of Security Analysts. Mr. Del Balso, a Director and Executive Vice President of Jennison, has been part of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso is a member of the New York Society of Security Analysts. Ms. McCarragher, Director and Executive Vice President of Jennison, is also Jennison's Growth Equity Investment Strategist, having joined Jennison in 1998 after a 17 year investment career, including positions with Weiss, Peck & Greer and State Street Research and Management Company, where she was a member of the Investment Committee. She received B.B.A. from the University of Wisconsin and an M.B.A. from Harvard Business School.

SP AIM AGGRESSIVE GROWTH PORTFOLIO

A I M Capital Management, Inc. (AIM Capital) uses a team approach to investment management.

The individual members of the team who are primarily responsible for the day-to-day management of the Portfolio, both of whom are officers of AIM Capital, are--Ryan E. Crane, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with AIM Capital and/or its affiliates since 1994, and Robert M. Kippes, Senior Portfolio Manager, who has been associated with AIM Capital and/or its affiliates since 1989.

SP AIM GROWTH AND INCOME PORTFOLIO

A I M Capital Management, Inc. (AIM Capital) uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the Portfolio are:

Monika H. Degan, Portfolio Manager, has been associated with AIM Capital and/or its affiliates since 1995.

Lanny H. Sachnowitz, Senior Portfolio Manager, has been associated with AIM Capital and/or its affiliates since 1987.

We set out below performance information for the AIM CHARTER FUND, which is a mutual fund managed by AIM Capital, according to investment objectives and practices that are substantially similar to those governing the SP AIM Growth and Income Portfolio. AIM Charter Fund and SP AIM Growth and Income
Portfolio are separate funds with different expense structures and portfolio holdings and different purchase and redemption patterns, and the past performance of AIM Charter Fund is not indicative of the future performance of SP AIM Growth and Income Portfolio. If material differences between the investment styles of the AIM Charter Fund and SP AIM Growth and Income Portfolio should develop in the future, we will disclose such differences. PIFM monitors the performance of SP AIM Growth and Income Portfolio, but not AIM Charter Fund. In general, Portfolio returns are reduced by expenses under your variable insurance contract.

                                                   OTHER FUND PERFORMANCE

                                        SEC STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS
                                                      AIM CHARTER FUND
(FOR THE PERIODS ENDED
DECEMBER 31, 1999)                      1 YEAR         5 YEARS         10 YEARS      SINCE INCEPTION         INCEPTION DATE
Class A(1)                              33.87%           28.00%          18.43%                15.11%              11/26/68
Russell 1000 Index(2)                   20.91%           28.04%          18.13%

(1) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

(2) The Russell 1000 Index is an unmanaged index considered representative of large-company stocks.

SP ALLIANCE LARGE CAP GROWTH PORTFOLIO

Alfred Harrison, Director and Vice Chairman of Alliance Capital Management Corporation (ACMC) leads the team managing this Portfolio, with Syed Hasnain, a Senior Portfolio Manager, also being directly involved.

Mr. Hasnain joined ACMC after working as a strategist with Merrill Lynch Capital Markets. Previously he was an international economist with Citicorp and a financial analyst at Goldman Sachs & Co. He holds a M. Phil in Finance from Cambridge University, and Sc.B. from Brown University, and studied towards a doctorate at Stanford Business School. Investment experience: 9 years.

We set out below performance information for ALLIANCE PREMIER GROWTH FUND, which is a mutual fund managed by ACMC according to investment objectives and practices that are substantially similar to those governing the SP Alliance Large Cap Growth Portfolio. Alliance Premier Growth Fund and SP Alliance Large Cap Growth Portfolio are separate funds with different expense structures and portfolio holdings and different purchase and redemption patterns, and the past performance of Alliance Premier Growth Fund is not indicative of the future performance of SP Alliance Large Cap Growth Portfolio. If material differences between the investment styles of Alliance Premier Growth Fund and SP Alliance Large Cap Growth Portfolio should develop in the future, we will disclose such differences. PIFM monitors the performance of SP Alliance Large Cap Growth Portfolio, but not Alliance Premier Growth Fund. In general, Portfolio returns are reduced by expenses under your variable insurance contract.

                                                   OTHER FUND PERFORMANCE

                                        SEC STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS
                                                ALLIANCE PREMIER GROWTH FUND
(FOR THE PERIODS ENDED
DECEMBER 31, 1999)                                    1 YEAR          5 YEARS          SINCE INCEPTION        INCEPTION DATE
Class A                                                23.51%          34.86%                   25.01%               9/28/92
Russell 1000 Growth Index(1)                           33.16%          32.41%                   23.43%

(1) The Russell 1000 Growth Index is a measure of the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

SP ALLIANCE TECHNOLOGY PORTFOLIO

Peter Anastos and Gerald T. Malone manage the SP Alliance Technology Portfolio. Both portfolio managers are Senior Vice Presidents of ACMC and have been associated with ACMC for more than five years.

We set out below performance information for the ALLIANCE TECHNOLOGY FUND, which is a mutual fund managed by ACMC according to investment objectives and practices that are substantially similar to those governing the SP Alliance Technology Portfolio. Alliance Technology Fund and SP Alliance Technology Portfolio are separate funds with different expense structures and portfolio holdings and different purchase and redemption patterns, and the past performance of Alliance Technology Fund is not indicative of the future performance of SP Alliance Technology Portfolio. If material differences between the investment styles of the Alliance Technology Fund and SP Alliance Technology Portfolio should develop in the future, we will disclose such differences. PIFM monitors the performance of SP Alliance Technology Portfolio, but not Alliance Technology Fund. In general, Portfolio returns are reduced by expenses under your variable insurance contract.


                             OTHER FUND PERFORMANCE

                  SEC STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS
                            ALLIANCE TECHNOLOGY FUND
(FOR THE PERIODS ENDED
DECEMBER 31, 1999)                     1 YEAR          5 YEARS         10 YEARS
Class A                                 64.47%           37.33%          29.42%
S&P 500(1)                              21.03%           28.54%          18.19%

(1) The Standard & Poor's 500 Index is an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.

SP ASSET ALLOCATION PORTFOLIOS

For the four Asset Allocation Portfolios, Prudential Investments invests in shares of other Fund Portfolios within the product according to the percentage allocations discussed in this prospectus.

SP DAVIS VALUE PORTFOLIO

The following individuals provide day-to-day management of the SP Davis Value Portfolio.

CHRISTOPHER C. DAVIS

Responsibilities:

o    Vice President of Davis New York Venture Fund, Inc.

o Also manages or co-manages other equity funds advised by Davis Selected Advisers.


Other Experience:

o    Portfolio Manager of Davis New York Venture Fund since October 1995.

o Assistant Portfolio Manager and research analyst working with Shelby M.C. Davis from September 1989 to September 1995.

KENNETH CHARLES FEINBERG

Responsibilities:

o Co-Portfolio Manager of Davis New York Venture Fund with Christopher C. Davis since May 1998.

o    Also co-manages other equity funds advised by Davis Selected Advisers.

Other Experience:

o    Research analyst at Davis Selected Advisers since December 1994.

o Assistant Vice President of Investor Relations for Continental Corp. from 1988 to 1994.

We set out below performance information for DAVIS NEW YORK VENTURE FUND, which is a mutual fund managed by Davis Selected Advisers, LP according to investment objectives and practices that are substantially similar to those governing the SP Davis Value Portfolio. Davis New York Venture Fund and SP Davis Value Portfolio are separate funds with different expense structures and portfolio holdings and different purchase and redemption patterns, and the past performance of Davis New York Venture Fund is not indicative of the future performance of SP Davis Value Portfolio. If material differences between the investment styles of Davis New York Venture Fund and SP Davis Value Portfolio should develop in the future, we will disclose such differences. PIFM monitors the performance of SP Davis Value Portfolio, but not Davis New York Venture Fund. In general, Portfolio returns are reduced by expenses under your variable insurance contract.

                                                    OTHER FUND PERFORMANCE

                                        SEC STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS
                                                 DAVIS NEW YORK VENTURE FUND
(FOR THE PERIODS ENDED
DECEMBER 31, 1999)                     1 YEAR          5 YEARS        10 YEARS        SINCE INCEPTION         INCEPTION DATE
Class A(1)                               9.30%           20.57%          17.00%                14.86%                2/17/69
S&P 500(2)                              21.04%           28.51%          18.17%                13.01%

Average annual total returns earned by Class A shares of Davis New York Venture Fund for the periods listed above, after adjusting for the maximum 4.75% sales charge and with all distributions reinvested for the periods ended 12/31/99.

(1) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

(2) The Standard & Poor's 500 Index is an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.

SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO

The following portfolio managers are responsible for the day-to-day management of the Portfolio's investments:

MICHAEL LEVY

Co-Lead Portfolio Manager.

International equity strategist, overseeing the design and implementation of the firm's proprietary stock selection process.

28 years of business experience, 18 of them as an investment professional.

Degrees in mathematics and geophysics from the University of Michigan.

ROBERT REINER

Co-Lead Portfolio Manager.

Specializes in Japanese and European stock and market analysis.

Served as a Senior Financial Analyst at Scudder, Stevens & Clark from 1993 to 1994.

18 years of investment industry experience.

Degrees from the University of Southern California and Harvard University.

JULIE WANG

Co-Portfolio Manager.

Focuses on the Portfolio's Asia-Pacific investments and its emerging markets exposure.

Served as Investment Manager for American International Group's Southeast Asia portfolio from 1991 to 1994.

11 years of investment management experience.

BS in economics from Yale University, MBA from The Wharton School, University of Pennsylvania.

We set out below performance information for DEUTSCHE INTERNATIONAL EQUITY FUND, which is a mutual fund managed by Bankers Trust Company, an indirect wholly-owned subsidiary of Deutsche Bank AG according to investment objectives and practices that are substantially similar to those governing the SP Deutsche International Equity Portfolio. Deutsche International Equity Fund and SP Deutsche International Equity Portfolio are separate funds with different expense structures and portfolio holdings and different purchase and redemption patterns, and the past performance of Deutsche International Equity Fund is not indicative of the future performance of SP Deutsche International Equity Portfolio. If material differences between the investment styles of Deutsche International Equity Fund and SP Deutsche International Equity Portfolio should develop in the future, we will disclose such differences. PIFM monitors the performance of SP Deutsche International Equity Portfolio, but not Deutsche International Equity Fund. In general, Portfolio returns are reduced by expenses under your variable insurance contract.

The following performance table compares the Deutsche International Equity Fund performance to that of a broad-based securities market index.

                                            OTHER FUND PERFORMANCE

                                   SEC STANDARDIZED AVERAGE ANNUAL RETURNS
                                      DEUTSCHE INTERNATIONAL EQUITY FUND

(FOR THE PERIODS ENDED
JUNE 30, 2000)                         1 YEAR          5 YEARS         SINCE INCEPTION        INCEPTION DATE
                                                                               DATE(1)
International Equity
Fund                                    23.37%           17.61%                 16.82%                8/4/92
MSCI EAFE Index(1)(3)                   17.16%           11.33%                 12.33%
Lipper(2)                               24.46%           13.15%                 12.43%
International Funds
Average

(1) The MSCI EAFE Index and Lipper International Funds Average are calculated from July 31, 1992.

(2) Unweighted average annual return, net of fees and expenses, of all mutual funds that invested primarily in stocks and other equity securities of companies outside the United States during the periods covered.

(3) The MSCI EAFE Index of major markets in Europe, Australia and the Far East is a widely accepted benchmark of international stock performance. It is a model, not an actual portfolio. It tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

SP INVESCO SMALL COMPANY GROWTH PORTFOLIO

The following individuals are primarily responsible for the day-to-day management of the Portfolio's holdings:

Stacie Cowell - is the lead portfolio manager of the SP INVESCO Small Company Growth Portfolio and a Chartered Financial Analyst (CFA) who joined INVESCO in 1997. She is also a vice president of INVESCO. Before joining the company, she was senior equity analyst with Founders Asset Management and capital markets and trading analyst with Chase Manhattan Bank in New York. She holds a B.A. in Economics from Colgate University and an M.S from the University of Colorado (Boulder).

Timothy J. Miller - is the leader of INVESCO's Growth Team and a CFA. He is also a director, Chief Investment Officer and Senior Vice President of INVESCO. Before joining INVESCO in 1992, Tim was a portfolio manager with Mississippi Valley Advisors. He holds an M.B.A. from the University of Missouri - St. Louis and a B.S.B.A. from St. Louis University.

Trent E. May - is also a senior vice president of INVESCO and a CFA. Before joining INVESCO in 1996, he was a senior equity analyst with Munder Capital Management and a research assistant with SunBank Capital Management. He holds an M.B.A. from Rollins College and a B.S. in Engineering from Florida Institute of Technology.

We set out below performance information for INVESCO SMALL COMPANY GROWTH FUND (Investor Class), which is a mutual fund managed by INVESCO, according to investment objectives and practices that are substantially similar to those governing the SP INVESCO Small Company Growth Portfolio. INVESCO Small Company Growth Fund and SP INVESCO Small Company Growth Portfolio are separate funds with different expense structures and portfolio holdings and different purchase and redemption patterns, and the past performance of INVESCO Small

Company Growth Fund is not indicative of the future performance of SP INVESCO Small Company Growth Portfolio. If material differences between the investment styles of INVESCO Small Company Growth Fund and SP INVESCO Small Company Growth Portfolio should develop in the future, we will disclose such differences. PIFM monitors the performance of SP INVESCO Small Company Growth Portfolio, but not INVESCO Small Company Growth Fund. In general, Portfolio returns are reduced by expenses under your variable insurance contract.


                             OTHER FUND PERFORMANCE

                  SEC STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS
                        INVESCO SMALL COMPANY GROWTH FUND

(FOR THE PERIODS ENDED
JUNE 30, 2000)                  1 YEAR         5 YEARS        SINCE INCEPTION(2)
Investor Class shares(1)         69.07%           28.53%                  23.40%
Russell 2000 Index(3)            14.32%           14.27%                  13.57%

(1) Total return figures include reinvested dividends and capital gain distributions, and include the effect of the Fund's expenses.

(2) The INVESCO Small Company Growth Fund commenced investment operations on December 27, 1991.

(3) The Russell 2000 Index is an unmanaged index of small capitalization stocks.

SP JENNISON INTERNATIONAL GROWTH PORTFOLIO

The Portfolio is co-managed by Howard Moss and Blair Boyer. Mr. Moss and Mr. Boyer have worked together managing international equity portfolios since 1989. Howard Moss has been an Executive Vice President and Director of Jennison since 1993. Mr. Moss has been in the investment business for 30 years. Mr. Moss received a B.A. from the University of Liverpool. Blair Boyer is an Executive Vice President and Director of Jennison and has been with Jennison since 1993. Mr. Boyer received a B.A. from Bucknell University and an M.B.A. from New York University.

SP LARGE CAP VALUE PORTFOLIO AND SP SMALL/MID CAP VALUE PORTFOLIO

Fidelity Management & Research Company is the Portfolios' sub-adviser. Jeff Kerrigan is portfolio manager of the Small/Mid Cap Value Portfolio. Since joining Fidelity in 1999, Mr. Kerrigan has worked as an analyst and manager. Robert MacDonald is portfolio manager of the SP Large Cap Value Portfolio. Since joining Fidelity in 1985, Mr. MacDonald has worked as an analyst and manager.

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO

Maura A. Shaughnessy, a Senior Vice President of Massachusetts Financial Services Company (MFS), has been employed in the investment management area of MFS since 1991.

We set out below performance information for MFS CAPITAL OPPORTUNITIES FUND, which is a mutual fund managed by MFS according to investment objectives and practices that are substantially similar to those governing the SP MFS Capital Opportunities Portfolio. MFS Capital Opportunities Fund and SP MFS Capital Opportunities Portfolio are separate funds with different expense structures and portfolio holdings and different purchase and redemption patterns, and the past performance of MFS Capital Opportunities Fund is not indicative of the future performance of SP MFS Capital Opportunities Portfolio. If material differences between the investment styles of MFS Capital Opportunities Fund and SP MFS Capital Opportunities Portfolio should develop in the future, we will disclose such differences. PIFM monitors the performance of SP MFS Capital Opportunities Portfolio, but not MFS Capital Opportunities Fund. In general, Portfolio returns are reduced by expenses under your variable insurance contract.

                             OTHER FUND PERFORMANCE

                  SEC STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS
                         MFS CAPITAL OPPORTUNITIES FUND

(FOR THE PERIODS ENDED
JUNE 30, 2000)                         1 YEAR          5 YEARS         10 YEARS
Class A(1)                              27.25%           27.77%          20.27%
S&P 500(2)                               7.24%           23.80%          15.05%

(1) The MFS Capital Opportunities Fund commenced investment operations on June 13, 1983. Performance results include any applicable expense subsidies and waivers, which may cause results to be more favorable.

(2) The Standard & Poor's 500 Index is an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.

SP MFS MID-CAP GROWTH PORTFOLIO

Mark Regan, a Senior Vice President of MFS, has been employed in the investment management area of MFS since 1989. David E. Sette-Ducati, a Vice President of MFS, has been employed in the investment management area of MFS since 1995.

MFS and its predecessor organizations have a history of money management dating from 1924. MFS is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada.

We set out below performance information for MFS MID-CAP GROWTH FUND, which is a mutual fund managed by MFS, according to investment objectives and practices that are substantially similar to those governing the SP MFS Mid-Cap Growth Portfolio. MFS Mid-Cap Growth Fund and SP MFS Mid-Cap Growth Portfolio are separate funds with different expense structures and portfolio holdings and different purchase and redemption patterns, and the past performance of MFS Mid-Cap Growth Fund is not indicative of the future performance of SP MFS Mid-Cap Growth Portfolio. If material differences between the investment styles of MFS Mid-Cap Growth Fund and SP MFS Mid-Cap Growth Portfolio should develop in the future, we will disclose such differences. PIFM monitors the performance of SP MFS Mid-Cap Growth Portfolio, but not MFS Mid-Cap Growth Fund. In general, Portfolio returns are reduced by expenses under your variable insurance contract.


                             OTHER FUND PERFORMANCE

                  SEC STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS
                             MFS MID CAP GROWTH FUND
(FOR THE PERIODS ENDED
JUNE 30, 2000)                         1 YEAR        5 YEARS     SINCE INCEPTION
Class A(1)                              70.00%         29.88%             25.41%
Russell Mid Cap Growth Index            12.64%         18.74%

(1) The MFS Mid Cap Growth Fund commenced investment operations on December 1, 1993 with the offering of Class A shares and Class B shares. Performance results include any applicable expense subsidies and waivers, which may cause the results to be more favorable.

SP PIMCO HIGH YIELD PORTFOLIO

Benjamin L. Trosky, Managing Director, joined PIMCO as a portfolio manager in 1990, and has managed fixed income accounts for various institutional clients and funds since that time.

We set out below performance information for PIMCO HIGH YIELD FUND, which is a mutual fund managed by PIMCO, according to investment objectives and practices that are substantially similar to those governing the SP PIMCO High Yield Portfolio. PIMCO High Yield Fund and SP PIMCO High Yield Portfolio are separate funds with different expense structures and portfolio holdings and different purchase and redemption patterns, and the past performance of PIMCO High Yield Fund is not indicative of the future performance of SP PIMCO High Yield Portfolio. If material differences between the investment styles of PIMCO High Yield Fund and SP PIMCO High Yield Portfolio should develop in the future, we will disclose such differences. PIFM monitors the performance of SP PIMCO High Yield Portfolio, but not PIMCO High Yield Fund. In general, Portfolio returns are reduced by expenses under your variable insurance contract. Expenses of the SP PIMCO High Yield Portfolio are higher than the expenses of the PIMCO High Yield Fund. Higher expenses are a factor in reducing investment performance.


                             OTHER FUND PERFORMANCE

    SEC STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED 6/30/00)
                              PIMCO HIGH YIELD FUND
                                                                   FUND
                                                                   INCEPTION
                                          1 YEAR      5 YEARS      (12/16/92)(3)
                                          ------      -------      ----------
Administrative Class                      0.91%       8.02%        9.54%
Lehman Brothers BB
  Intermediate Corporate Index (1)        2.68%       7.16%        8.39%
Lipper High Current Yield
  Fund Avg. (2)                           (0.77)%     6.42%        7.68%

(1) The Lehman Brothers BB Intermediate Corporate Index is an unmanaged index comprised of various fixed income securities rated BB. It is not possible to invest directly in the index.

(2) The Lipper High Current Yield Fund Average is a total return performance average of Funds tracked by Lipper Analytical Services, Inc. that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. It does not take into account sales charges.

(3)  The Fund began operations on 12/16/92. Index comparisons began on 12/31/92.

SP PIMCO TOTAL RETURN PORTFOLIO

William H. Gross, Managing Director, Chief Investment Officer and a founding partner of PIMCO has managed comparable accounts since 1987. He leads a team which manages several other PIMCO funds.

We set out below performance information for PIMCO TOTAL RETURN FUND, which is a mutual fund managed by PIMCO, according to investment objectives and practices that are substantially similar to those governing the SP PIMCO Total Return Portfolio. PIMCO Total Return Fund and SP PIMCO Total Return Portfolio are separate funds with different expense structures and portfolio holdings and different purchase and redemption patterns, and the past performance of PIMCO Total Return Fund is not indicative of the future performance of SP PIMCO Total Return Portfolio. If material differences between the investment styles of PIMCO Total Return Fund and SP PIMCO Total Return Portfolio should develop in the future, we will disclose such differences. PIFM monitors the performance of SP PIMCO Total Return Portfolio, but not PIMCO Total Return Fund. In general, Portfolio returns are reduced by expenses under your variable insurance contract. Expenses of the SP PIMCO Total Return Portfolio are higher than the expenses of the PIMCO Total Return Fund. Higher expenses are a factor in reducing investment performance.


                             OTHER FUND PERFORMANCE

    SEC STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED 6/30/00)
                             PIMCO TOTAL RETURN FUND

                                          1 YEAR        5 YEARS         10 YEARS
                                          ------        -------         --------
Administrative Class                      4.72%         7.11%           8.76%
Lehman Aggregate Bond Index (1)           4.56%         6.25%           7.82%
Lipper Intermediate Investment
  Grade Debt Portfolio Avg.(2)            3.42%         5.35%           7.27%

(1) The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the index.

(2) The Lipper Intermediate Investment Grade Debt Portfolio Average is a total return performance average of Funds tracked by Lipper Analytical Services, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar weighted average maturities of five to ten years. It does not take into account sales charges.

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO

Susan Hirsch has managed the retail fund counterpart of this Portfolio since it began. Ms. Hirsch joined Prudential Investments in July 1996, and is now employed by Jennison Associates LLC. Before that she was employed by Lehman Brothers Global Asset Management from 1988 to 1996 and Delphi Asset Management in 1996. She managed growth stock portfolios at both firms. Ms. Hirsch holds a B.S. from Brooklyn College and is a member of the Financial Analysts Federation and the New York Society of Security Analysts.

We set out below performance information for Prudential U.S. Emerging Growth Fund, which is a mutual fund managed by PIFM, according to investment objectives and practices that are substantially similar to those governing the SP Prudential U.S. Emerging Growth Portfolio. Prudential U.S. Emerging Growth Fund and SP Prudential U.S. Emerging Growth Portfolio are separate funds with different expense structures and portfolio holdings and different purchase and redemption patterns, and the past performance of Prudential U.S. Emerging Growth Fund is not indicative of the future performance of SP Prudential U.S. Emerging Growth Portfolio. If material differences between the investment styles of Prudential U.S. Emerging Growth Fund and SP Prudential U.S. Emerging Growth Portfolio should develop in the future, we will disclose such differences. In general, Portfolio returns are reduced by expenses under your variable insurance contract.


                             OTHER FUND PERFORMANCE

          SEC STANDARDIZED AVERAGE ANNUAL RETURNS (1) (AS OF 12-31-99)
                      PRUDENTIAL U.S. EMERGING GROWTH FUND

                                          1 YEAR     SINCE INCEPTION (12-31-96)
Class A shares                            83.44%             39.88%
S&P 400 Mid-Cap Index (2)                 14.72%             21.81%
Lipper Average (3)                        72.56%             30.78%

1. The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower.

2. The Standard & Poor's Mid-Cap 400 Stock Index (S&P 400 Mid-Cap Index)--an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation-gives a broad look at how mid-cap stock prices have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund portfolio. These returns would be lower if they included the effect of sales charges and operating expenses. The securities in the S&P 400 Mid-Cap Index may be very different from those in the Portfolio. Source: Lipper Inc.

3. The Lipper Average is based on the average return of all mutual funds in the Lipper Mid-Cap Growth Fund category and does not include the effect of any sales charges. Again, these returns would be lower if they included the effect of sales charges. Source: Lipper Inc.

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO

Alfred Harrison is portfolio manager for the portion of the Portfolio's assets advised by Alliance. Mr. Harrison joined Alliance in 1978 and is manager of the firm's Minneapolis office. He is Vice Chairman of Alliance Capital Management Corporation.

Spiros Segalas and Kathleen McCarragher are co-portfolio managers for the portion of the Portfolio's assets advised by Jennison. (See descriptions above, under "Prudential Jennison Portfolio").

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio - Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. This prospectus covers only Class I shares, which are available under the Strategic Partners Variable Annuity contract.

Together with this prospectus, you should have received a prospectus for the Strategic Partners Variable Annuity contract. You should refer to that prospectus for further information on investing in the Portfolios.

Shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange is closed (other than weekends or holidays), when trading on the New York Stock Exchange is restricted, or as permitted by the SEC.

NET ASSET VALUE

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined once a day--at 4:00 p.m. New York time--on each day the New York Stock Exchange is open for business. If the New York Stock Exchange closes early on a day, the Portfolios' NAVs will be calculated some time between the closing time and 4:00 p.m. on that day.

The NAV for each of the Portfolios other than the Prudential Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Prudential Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

EQUITY SECURITIES are generally valued at the last sale price on an exchange or NASDAQ, or if there is not a sale on that day, at the mean between the most recent bid and asked prices on that day. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

ALL SHORT-TERM DEBT SECURITIES held by the Prudential Money Market Portfolio are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio, other than the Prudential Money Market Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of Prudential or a sub-adviser, does not represent fair value.

CONVERTIBLE DEBT SECURITIES that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by Prudential or a sub-adviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

OTHER DEBT SECURITIES--those that are not valued on an amortized cost basis--are valued using an independent pricing service.

OPTIONS ON STOCK AND STOCK INDEXES that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

FORWARD CURRENCY EXCHANGE CONTRACTS are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

OVER-THE-COUNTER (OTC) OPTIONS are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). The sub-adviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and asked quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

SECURITIES FOR WHICH NO MARKET QUOTATIONS ARE AVAILABLE will be valued at fair value under the direction of the Fund's Board of Directors.


DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is 751 Broad Street, Newark, New Jersey 07102-3777.

OTHER INFORMATION

FEDERAL INCOME TAXES

If you own or are considering purchasing a Strategic Partners Variable annuity contract, you should consult the prospectus for that contract for tax information. You should also consult with a qualified tax adviser for information and advice.

The SAI provides information about certain tax laws applicable to the Fund.

EUROPEAN MONETARY UNION

On January 1, 1999, 11 of the 15 member states of the European Monetary Union introduced the "euro" as a common currency. During a three-year transitional period, the euro will coexist with each participating state's currency and, on July 1, 2002, the euro is expected to become the sole currency of the participating states. During the transition period, the Fund will treat the euro as a separate currency from that of any participating state. The conversion may adversely affect the Fund if the euro does not take effect as planned; if a participating state withdraws from the European Monetary Union; or if the computing, accounting and trading systems used by the Fund's service providers, or by entities with which the Fund or its service providers do business, are not capable of recognizing the euro as a distinct currency at the time of, and following, euro conversion. In addition, the conversion could cause markets to become more volatile.

MONITORING FOR POSSIBLE CONFLICTS

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

FINANCIAL HIGHLIGHTS

The financial highlights will help you evaluate the financial performance of each Portfolio. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect charges under any variable contract. The information is for Class I for the periods indicated.

The information for the FOUR YEARS ENDED DECEMBER 31, 1999 has been audited by PRICEWATERHOUSECOOPERS LLP, whose unqualified report, along with the financial statements, appear in the SAI, which is available upon request. THE INFORMATION FOR THE ONE YEAR ENDED DECEMBER 31, 1995 WAS AUDITED BY OTHER INDEPENDENT AUDITORS WHOSE REPORT WAS ALSO UNQUALIFIED.

                                                                GLOBAL
                                         -----------------------------------------------------
                                                              YEAR ENDED
                                                             DECEMBER 31,
                                         -----------------------------------------------------
                                           1999       1998       1997       1996      1995(A)
                                         ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  21.16   $  17.92   $  17.85   $  15.53   $  13.88
                                         --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.06       0.07       0.09       0.11       0.06
Net realized and unrealized gains
  (losses) on investments..............     10.04       4.38       1.11       2.94       2.14
                                         --------   --------   --------   --------   --------
    Total from investment operations...     10.10       4.45       1.20       3.05       2.20
                                         --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income...        --      (0.16)     (0.13)     (0.11)     (0.24)
Dividends in excess of net investment
  income...............................     (0.10)     (0.12)     (0.10)        --         --
Distributions from net realized
  gains................................     (0.18)     (0.93)     (0.90)     (0.62)     (0.31)
                                         --------   --------   --------   --------   --------
    Total distributions................     (0.28)     (1.21)     (1.13)     (0.73)     (0.55)
                                         --------   --------   --------   --------   --------
Net Asset Value, end of year...........  $  30.98   $  21.16   $  17.92   $  17.85   $  15.53
                                         ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN:(b)                 48.27%     25.08%      6.98%     19.97%     15.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................  $1,298.3     $844.5     $638.4     $580.6     $400.1
Ratios to average net assets:
  Expenses.............................      0.84%      0.86%      0.85%      0.92%      1.06%
  Net investment income................      0.21%      0.29%      0.47%      0.64%      0.44%
Portfolio turnover rate................        76%        73%        70%        41%        59%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

FINANCIAL HIGHLIGHTS

The financial highlights will help you evaluate the financial performance of each Portfolio. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect charges under any variable contract. The information is for Class I for the periods indicated.

The information for the FOUR YEARS ENDED DECEMBER 31, 1999 has been audited by PRICEWATERHOUSECOOPERS LLP, whose unqualified report, along with the financial statements, appear in the SAI, which is available upon request. THE INFORMATION FOR THE PERIOD ENDED DECEMBER 31, 1995 WAS AUDITED BY OTHER INDEPENDENT AUDITORS WHOSE REPORT WAS ALSO UNQUALIFIED.

                                                              PRUDENTIAL JENNISON
                                         --------------------------------------------------------------
                                                        YEAR ENDED
                                                       DECEMBER 31,                APRIL 25, 1995(d)(a)
                                         ----------------------------------------           TO
                                           1999       1998       1997      1996     DECEMBER 31, 1995
                                         ---------  ---------  --------  --------  --------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...  $  23.91   $  17.73   $ 14.32   $ 12.55          $ 10.00
                                         --------   --------   -------   -------          -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.05       0.04      0.04      0.02             0.02
Net realized and unrealized gains on
  investments..........................      9.88       6.56      4.48      1.78             2.54
                                         --------   --------   -------   -------          -------
    Total from investment operations...      9.93       6.60      4.52      1.80             2.56
                                         --------   --------   -------   -------          -------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.05)     (0.04)    (0.04)    (0.03)           (0.01)
Distributions from net realized
  gains................................     (1.40)     (0.38)    (1.07)       --               --
                                         --------   --------   -------   -------          -------
    Total distributions................     (1.45)     (0.42)    (1.11)    (0.03)           (0.01)
                                         --------   --------   -------   -------          -------
Net Asset Value, end of period.........  $  32.39   $  23.91   $ 17.73   $ 14.32          $ 12.55
                                         ========   ========   =======   =======          =======
TOTAL INVESTMENT RETURN:(b)............     41.76%     37.46%    31.71%    14.41%           24.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................  $2,770.7   $1,198.7    $495.9    $226.5            $63.1
Ratios to average net assets:
  Expenses.............................      0.63%      0.63%     0.64%     0.66%            0.79%(c)
  Net investment income................      0.17%      0.20%     0.25%     0.20%            0.15%(c)
Portfolio turnover rate................        58%        54%       60%       46%              37%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c) Annualized

(d) Commencement of investment operations.

FINANCIAL HIGHLIGHTS

The financial highlights will help you evaluate the financial performance of each Portfolio. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect charges under any variable contract. The information is for Class I for the periods indicated.

The information for the FOUR YEARS ENDED DECEMBER 31, 1999 has been audited by PRICEWATERHOUSECOOPERS LLP, whose unqualified report, along with the financial statements, appear in the SAI, which is available upon request. THE INFORMATION FOR THE ONE YEAR ENDED DECEMBER 31, 1995 WAS AUDITED BY OTHER INDEPENDENT AUDITORS WHOSE REPORT WAS ALSO UNQUALIFIED.

                                                             MONEY MARKET
                                         ----------------------------------------------------
                                                              YEAR ENDED
                                                             DECEMBER 31,
                                         ----------------------------------------------------
                                           1999       1998       1997       1996     1995(A)
                                         ---------  ---------  ---------  ---------  --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  10.00   $  10.00   $  10.00   $  10.00   $ 10.00
                                         --------   --------   --------   --------   -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income and realized and
  unrealized gains.....................      0.49       0.52       0.54       0.51      0.56
Dividends and distributions............     (0.49)     (0.52)     (0.54)     (0.51)    (0.56)
                                         --------   --------   --------   --------   -------
Net Asset Value, end of year...........  $  10.00   $  10.00   $  10.00   $  10.00   $ 10.00
                                         ========   ========   ========   ========   =======
TOTAL INVESTMENT RETURN:(b)............      4.97%      5.39%      5.41%      5.22%     5.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................  $1,335.5     $920.2     $657.5     $668.8    $613.3
Ratios to average net assets:
  Expenses.............................      0.42%      0.41%      0.43%      0.44%     0.44%
  Net investment income................      4.90%      5.20%      5.28%      5.10%     5.64%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

FINANCIAL HIGHLIGHTS

The financial highlights will help you evaluate the financial performance of each Portfolio. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect charges under any variable contract. The information is for Class I for the periods indicated.

The information for the FOUR YEARS ENDED DECEMBER 31, 1999 has been audited by PRICEWATERHOUSECOOPERS LLP, whose unqualified report, along with the financial statements, appear in the SAI, which is available upon request. THE INFORMATION FOR THE ONE YEAR ENDED DECEMBER 31, 1995 WAS AUDITED BY OTHER INDEPENDENT AUDITORS WHOSE REPORT WAS ALSO UNQUALIFIED.

                                                              STOCK INDEX
                                         -----------------------------------------------------
                                                              YEAR ENDED
                                                             DECEMBER 31,
                                         -----------------------------------------------------
                                           1999       1998       1997       1996      1995(A)
                                         ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  37.74   $  30.22   $  23.74   $  19.96   $  14.96
                                         --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.44       0.42       0.43       0.40       0.40
Net realized and unrealized gains
  (losses) on investments..............      7.23       8.11       7.34       4.06       5.13
                                         --------   --------   --------   --------   --------
    Total from investment operations...      7.67       8.53       7.77       4.46       5.53
                                         --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.43)     (0.42)     (0.42)     (0.40)     (0.38)
Distributions from net realized
  gains................................     (0.53)     (0.59)     (0.87)     (0.28)     (0.15)
                                         --------   --------   --------   --------   --------
    Total distributions................     (0.96)     (1.01)     (1.29)     (0.68)     (0.53)
                                         --------   --------   --------   --------   --------
Net Asset Value, end of year...........  $  44.45   $  37.74   $  30.22   $  23.74   $  19.96
                                         ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN:(b)............     20.54%     28.42%     32.83%     22.57%     37.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................  $4,655.0   $3,548.1   $2,448.2   $1,581.4   $1,031.3
Ratios to average net assets:
  Expenses.............................      0.39%      0.37%      0.37%      0.40%      0.38%
  Net investment income................      1.09%      1.25%      1.55%      1.95%      2.27%
Portfolio turnover rate................         2%         3%         5%         1%         1%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                     (This page intentionally left blank.)

FOR MORE INFORMATION

Additional information about the Fund and each Portfolio can be obtained upon request without charge and can be found in the following documents:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

(incorporated by reference into this prospectus)

ANNUAL REPORT

(including a discussion of market conditions and strategies that significantly affected the Portfolios' performance during the previous year)

SEMI-ANNUAL REPORT

To obtain these documents or to ask any questions about the Fund:

       Call toll-free (800) 778-2255

       Write to The Prudential Series Fund, Inc., 751 BROAD STREET, NEWARK, NJ 07102-3777



You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

By Electronic Request:

publicinfo@sec.gov

(The SEC charges a fee to copy documents.)

In Person:

Public Reference Room
in Washington, DC
(For hours of operation, call 1-202-942-8090)

Via the Internet:

on the EDGAR Database at
http://www.sec.gov

SEC File No. 811-03623

STATEMENT OF ADDITIONAL INFORMATION


AUGUST 11, 2000

THE PRUDENTIAL
SERIES FUND, INC.


The Prudential Series Fund, Inc. (the Fund) is a diversified, open-end management investment company (commonly known as a mutual fund) that is intended to provide a range of investment alternatives through its thirty-seven separate Portfolios, each of which is, for investment purposes, in effect a separate fund (the Portfolios).

The Fund offers two classes of shares of each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America (Prudential) and its affiliated insurers as investment options under variable life insurance and variable annuity contracts. Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of contracts (collectively with the Prudential contracts, the Contracts). These separate accounts invest in shares of the Fund through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Fund to the extent necessary to provide benefits under the Contracts or for such other purposes as may be consistent with the Contracts.

NOT EVERY PORTFOLIO IS AVAILABLE UNDER EACH CONTRACT. THE PROSPECTUS FOR EACH CONTRACT LISTS THE PORTFOLIOS CURRENTLY AVAILABLE UNDER THAT PARTICULAR CONTRACT.

In order to sell shares to both Prudential and non-Prudential insurance companies, the Fund has obtained an exemptive order (the Order) from the SEC. The Fund and its Portfolios are managed in compliance with the terms and conditions of that Order. This statement of additional information is not a prospectus and should be read in conjunction with the Fund's prospectus dated August 11, 2000, which is available without charge upon written request to The Prudential Series Fund, Inc., 751 Broad Street, Newark, New Jersey 07102-3777 or by telephoning (800) 778-2255.


                        THE PRUDENTIAL SERIES FUND, INC.
                                751 Broad Street
                          Newark, New Jersey 07102-3777
                            Telephone: (800) 778-2255



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PSF-2 Ed 8-00   Catalog No. 646674P



















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                                    CONTENTS

                                                                            PAGE
INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS ......................    1
  GENERAL ..................................................................   1
CONVERTIBLE SECURITIES .....................................................   1
  WARRANTS .................................................................   1
  FOREIGN SECURITIES .......................................................   2
  OPTIONS ON STOCK AND DEBT SECURITIES .....................................   3
  OPTIONS ON STOCK INDEXES .................................................   5
  OPTIONS ON FOREIGN CURRENCIES ............................................   7
  FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS .......................   8
  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS ..............................  10
  INTEREST RATE SWAPS ......................................................  11
  LOAN PARTICIPATIONS ......................................................  12
  REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS ...........................  12
  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES ..............................  13
  SHORT SALES ..............................................................  13
  LOANS OF PORTFOLIO SECURITIES ............................................  14
  ILLIQUID SECURITIES ......................................................  14
  FURTHER INFORMATION ABOUT THE ZERO COUPON BOND PORTFOLIOS ................  15
  U.S. GOVERNMENT SECURITIES ...............................................  16
  BRADY BONDS ..............................................................  19
  RISK FACTORS RELATING TO JUNK BONDS ......................................  20
  OTHER INVESTMENT PRACTICES OF PORTFOLIO ..................................  21


INVESTMENT RESTRICTIONS ....................................................  22


INVESTMENT MANAGEMENT AND DISTRIBUTION ARRANGEMENTS ........................  29
     INVESTMENT MANAGEMENT ARRANGEMENTS ....................................  29
     DISTRIBUTION ARRANGEMENTS .............................................  37
     Code of Ethics ........................................................  38


OTHER INFORMATION CONCERNING THE FUND ......................................  38
  INCORPORATION AND AUTHORIZED STOCK .......................................  38
  PORTFOLIO TRANSACTIONS AND BROKERAGE .....................................  39
  TAXATION OF THE FUND .....................................................  42
  CUSTODIAN AND TRANSFER AGENT .............................................  43
  EXPERTS ..................................................................  43
  LICENSES .................................................................  43


MANAGEMENT OF THE FUND .....................................................  44


FUND PERFORMANCE ...........................................................  46


FINANCIAL STATEMENTS OF THE PRUDENTIAL SERIES FUND, INC.


THE PRUDENTIAL SERIES FUND, INC. SCHEDULE OF INVESTMENTS


APPENDIX: DEBT RATINGS




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              INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS


I. GENERAL

This Statement of Additional Information provides information about the Fund, which consists of thirty-seven separate portfolios--the Conservative Balanced Portfolio, Diversified Bond Portfolio, Diversified Conservative Growth Portfolio, Equity Portfolio, Equity Income Portfolio, Flexible Managed Portfolio, Global Portfolio, Government Income Portfolio, high Yield Bond Portfolio, Money Market Portfolio, Natural Resources Portfolio, Prudential Jennison Portfolio, Small Capitalization Stock Portfolio, SP Aggressive Growth Asset Allocation Portfolio, SP AIM Aggressive Growth Portfolio, SP AIM Growth and Income Portfolio, SP Alliance Large Cap Growth Portfolio, SP Alliance Technology Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, SP Davis Value Portfolio, SP Deutsche International Equity Portfolio, SP Growth Asset Allocation Portfolio, SP INVESCO Small Company Growth Portfolio, SP Jennison International Growth Portfolio, SP Large Cap Value Portfolio, SP MFS Capital Opportunities Portfolio, SP MFS Mid Cap Growth Portfolio, SP PIMCO High Yield Portfolio, SP PIMCO Total Return Portfolio, SP Prudential U.S. Emerging Growth Portfolio, SP Small/Mid Cap Value Portfolio, SP Strategic Partners Focused Growth Portfolio, Stock Index Portfolio, 20/20 Focus Portfolio, Zero Coupon Bond Portfolio 2000 and Zero Coupon Bond Portfolio 2005. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available under that particular Contract. The Portfolios are managed by Prudential and Prudential Investments Fund Management LLC (PIFM) as discussed under MANAGEMENT OF THE FUND.

Each of the thirty-seven Portfolios has a different investment objective. For this reason, each Portfolio will have different investment results and be subject to different financial and market risks. As discussed in the prospectus, several of the Portfolios may invest in money market instruments and comparable securities as part of assuming a temporary defensive position.

The investment objectives of the Portfolios can be found under RISK/RETURN SUMMARY and HOW THE PORTFOLIOS INVEST in the prospectus.

A detailed discussion of the type of investment instruments in which the Portfolios may invest follows.

II. CONVERTIBLE SECURITIES

The Conservative Balanced, Diversified Conservative Growth, Flexible Managed, Equity, Prudential Jennison, Small Capitalization Stock, 20/20 Focus, SP Large Cap Value, and SP Small/Mid Cap Value Portfolios may invest in convertible securities and a significant portion of the assets of the Equity Income, Global and Natural Resources Portfolios may be invested in these types of securities. Certain other PIFM-Advised Portfolios also may invest in this type of security.


A convertible security is a debt security--for example, a bond--that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the issuer's common stock but lower than the rate on the issuer's debt obligations. At the same time, they offer--through their conversion mechanism--the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

III. WARRANTS

The Conservative Balanced, Equity, Equity Income, Flexible Managed, Global, Natural Resources,


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Prudential Jennison, Small Capitalization Stock, 20/20 Focus, SP Large Cap
Value, and SP Small/Mid Cap Value Portfolios may invest in warrants on common stocks. Certain PIFM-Advised Portfolios also may invest in this type of security. A warrant is a right to buy a number of shares of stock at a specified price during a specified period of time. The risk associated with warrants is that the market price of the underlying stock will stay below the exercise price of the warrant during the exercise period. If this occurs, the warrant becomes worthless and the investor loses the money he or she paid for the warrant.

From time to time, the Diversified Bond and the High Yield Bond Portfolios may invest in debt securities that are offered together with warrants but only when the debt security meets the Portfolio's investment criteria and the value of the warrant is relatively very small. If the warrant later becomes valuable, it may be sold or exercised.

IV. FOREIGN SECURITIES


The Global Portfolio may invest up to 100% of its total assets in common stock and convertible securities denominated in a foreign currency and issued by foreign or domestic issuers. The Diversified Bond and High Yield Bond Portfolios may each invest up to 20% of their assets in U.S. currency denominated debt securities issued outside the U.S. by foreign or U.S. issuers. In addition, the fixed income portions of the Conservative Balanced and Flexible Managed Portfolios may each invest up to 30% in such securities. The Conservative Balanced, Equity Income and Flexible Managed Portfolios may invest up to 30% of their total assets in debt and equity securities denominated in a foreign currency and issued by foreign or U.S. issuers. The Equity, Natural Resources and Prudential Jennison Portfolios may invest up to 30% of their total assets in non-U.S. currency denominated common stock and fixed income securities convertible into common stock of foreign and U.S. issuers. The Diversified Conservative Growth Portfolio may invest up to 15% of its total assets in foreign equity securities and up to 25% of its total assets in foreign debt obligations (of which, 10% of the Portfolio's total assets may be invested in debt obligations of issuers in emerging countries). The 20/20 Focus Portfolio may invest up to 20% of its total assets in securities of foreign issuers. The SP Large Cap Value and SP Small/Mid Cap Value Portfolios also may invest a portion of their assets in securities of foreign issuers. Certain PIFM-Advised Portfolios also may invest in this type of security.


American Depository Receipts (ADRs) are not considered "foreign securities" for purposes of the percentage limitations set forth in the preceding paragraph. ADRs are U.S. dollar-denominated certificates issued by a U.S. bank or trust company. ADRs represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in the over-the-counter (OTC) market. Investment in ADRs has certain advantages over direct investments in the underlying foreign securities because they are easily transferable, have readily available market quotations, and the foreign issuers are usually subject to comparable auditing, accounting and financial reporting standards as U.S. issuers.

Foreign securities (including ADRs) involve certain risks, which should be considered carefully by an investor. These risks include political or economic instability in the country of an issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and, in the case of securities not denominated in U.S. currency, the risk of currency fluctuations. Foreign securities may be subject to greater movement in price than U.S. securities and under certain market conditions, may be less liquid than U.S securities. In addition, there may be less publicly available information about a foreign company than a U.S company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the U.S., and, with respect to certain foreign countries, there is a possibility of expropriations, confiscatory taxation or diplomatic developments which could affect investment in those countries. Finally,


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in the event of a default of any foreign debt obligations, it may be more difficult for a Portfolio to obtain or enforce a judgment against the issuers of such securities.

If a security is denominated in a foreign currency, it may be affected by changes in currency rates and in exchange control regulations, and costs may be incurred in connection with conversions between currencies. The Portfolios that may invest in foreign securities may enter into forward foreign currency exchange contracts for the purchase or sale of foreign currency for hedging purposes, including: locking in the U.S. dollar price equivalent of interest or dividends to be paid on such securities which are held by a Portfolio; and protecting the U.S. dollar value of such securities which are held by the Portfolio. A Portfolio will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. In addition, the Portfolios may, for hedging purposes, enter into certain transactions involving options on foreign currencies, foreign currency futures contracts and options on foreign currency futures contracts.

SPECIAL CONSIDERATIONS OF INVESTMENT IN EURO-DENOMINATED SECURITIES. On January 1, 1999, 11 of the 15 member states of the European Monetary Union introduced the "euro" as a common currency. During a three-year transitional period, the euro will coexist with each participating state's currency and, on July 1, 2002, the euro is expected to become the sole currency of the participating states. During the transition period, the Portfolios will treat the euro as a separate currency from that of any participating state. The conversion may adversely affect a Portfolio if the euro does not take effect as planned; if a participating state withdraws from the European Monetary Union; or if the computing, accounting and trading systems used by the Portfolio's service providers, or by entities with which the Portfolio or its service providers do business, are not capable of recognizing the euro as a distinct currency at the time of, and following euro conversion. In addition, the conversion could cause markets to become more volatile. The overall effect of the transition of member states' currencies to the euro is not known at this time. It is likely that more general short- and long-term ramifications can be expected, such as changes in the economic environment and change in the behavior of investors, which would affect a Portfolio's investments and its net asset value. In addition, although U.S. Treasury regulations generally provide that the euro conversion will not, in itself, cause a U.S. taxpayer to realize gain or loss, other changes that may occur at the time of the conversion, such as accrual periods, holiday conventions, indexes, and other features may require the realization of a gain or loss by a Portfolio as determined under existing tax law. The Portfolio managers have taken steps: (1) that they believe will reasonably address euro-related changes to enable the Portfolios and their service providers to process transactions accurately and completely with minimal disruption to business activities and (2) to obtain reasonable assurances that appropriate steps have been taken by the Portfolios' other service providers to address the conversion. The Portfolios have not borne any expense relating to these actions.

V. OPTIONS ON STOCK AND DEBT SECURITIES

A. OPTIONS ON STOCK

The Conservative Balanced, Diversified Conservative Growth, Equity Income, Equity, Flexible Managed, Global, Natural Resources, Prudential Jennison , Small Capitalization Stock, SP Large Cap Value and SP Small/Mid Cap Value Portfolios may purchase and "write" (that is, sell) put and call options on equity securities that are traded on securities exchanges, listed on the National Association of Securities Dealers Automated Quotation System (NASDAQ), or privately negotiated with broker-dealers (OTC equity options). Certain other PIFM-Advised Portfolios also may invest in this type of security.

A call option is a short-term contract that gives the option purchaser or "holder" the right to acquire a


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particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option.

A put option is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium.

The Portfolios will write only "covered" options on stocks. A call option is covered if:

     (1)  the Portfolio owns the security underlying the option;

     (2) the Portfolio has an absolute right to acquire the security immediately;

     (3) the Portfolio has a call on the same security that underlies the option which has an exercise price equal to or less than the exercise price of the covered option (or, if the exercise price is greater, the Portfolio sets aside in a segregated account liquid assets that are equal to the difference).

A put option is covered if:

     (1) the Portfolio sets aside in a segregated account liquid assets that are equal to or greater than the exercise price of the option;

     (2) the Portfolio holds a put on the same security that underlies the option which has an exercise price equal to or greater than the exercise price of the covered option (or, if the exercise price is less, the Portfolio sets aside in a segregated account liquid assets that are equal to the difference).

The Conservative Balanced, Diversified Conservative Growth, Equity Income, Equity, Flexible Managed, Global, Natural Resources, Prudential Jennison, Small Capitalization Stock, 20/20 Focus, SP Large Cap Value, and SP Small/Mid Cap Value Portfolios can also purchase "protective puts" on equity securities. These are acquired to protect a Portfolio's security from a decline in market value. In a protective put, a Portfolio has the right to sell the underlying security at the exercise price, regardless of how much the underlying security may decline in value. In exchange for this right, the Portfolio pays the put seller a premium.

The Portfolios may use options for both hedging and investment purposes. None of the Portfolios intends to use more than 5% of its net assets to acquire call options on stocks. The Portfolios may purchase equity securities that have a put or call option provided by the issuer.

B. OPTIONS ON DEBT SECURITIES

The Conservative Balanced, Diversified Bond, Diversified Conservative Growth, Flexible Managed, Government Income, High Yield Bond, SP Large Cap Value, and SP Small/Mid Cap Value Portfolios may purchase and sell put and call options on debt securities, including U.S. government debt securities, that are traded on a U.S. securities exchange or privately negotiated with primary U.S. government securities dealers that are recognized by the Federal Reserve Bank of New York (OTC debt options). None of the Portfolios currently intends to invest more than 5% of its net assets at any one time in call options on debt securities. Certain other PIFM-Advised Portfolios also may invest in this type of security.

Options on debt securities are similar to stock options (see above) except that the option holder has the


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right to acquire or sell a debt security rather than an equity security.

The Portfolios will write only covered options. Options on debt securities are covered in much the same way as options on equity securities. One exception is in the case of call options on U.S. Treasury Bills. With these options, a Portfolio might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value that matches the option contract amount and a maturity date that is no later than the maturity date of the securities underlying the option.

The above Portfolios may also write straddles--which are simply combinations of a call and a put written on the same security at the same strike price and maturity date. When a Portfolio writes a straddle, the same security is used to "cover" both the put and the call. If the price of the underlying security is below the strike price of the put, the Portfolio will set aside liquid assets as additional cover equal to the difference. A Portfolio will not use more than 5% of its net assets as cover for straddles.

The above Portfolios may also purchase protective puts to try to protect the value of one of the securities it owns against a decline in market value, as well as putable and callable debt securities.

C.   RISKS OF TRANSACTIONS IN OPTIONS ON EQUITY AND DEBT SECURITIES.

A Portfolio's use of options on equity or debt securities is subject to certain special risks, in addition to the risk that the market value of the security will move opposite to the Portfolio's option position. An exchange-traded option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Portfolios will generally purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Portfolio would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If a Portfolio, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Reasons for the absence of a liquid secondary market on an exchange include the following: ( i ) there may be insufficient trading interest in certain options;
(ii) restrictions imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not be adequate at all times to handle the trading volume; or
(vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

The purchase and sale of OTC options will also be subject to certain risks. Unlike exchange-traded options, OTC options generally do not have a continuous liquid market. Consequently, a Portfolio will


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generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Portfolio writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the OTC option. While the Portfolios will seek to enter into OTC options only with dealers who agree to enter into closing transactions with the Portfolio, there can be no assurance that a Portfolio will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the other party, a Portfolio may be unable to liquidate an OTC option.
Prudential monitors the creditworthiness of dealers with whom the Portfolios enter into OTC option transactions under the Board of Directors' general supervision.

VI.  OPTIONS ON STOCK INDEXES

A.   STOCK INDEX OPTIONS

The Conservative Balanced, Diversified Conservative Growth, Equity, Equity Income, Flexible Managed, Global, Natural Resources, Prudential Jennison, Small Capitalization Stock, Stock Index, 20/20 Focus, SP Large Cap Value, and SP Small/Mid Cap Value Portfolios may purchase and sell put and call options on stock indexes that are traded on securities exchanges, listed on NASDAQ or that are privately-negotiated with broker-dealers (OTC options). Certain other PIFM-Advised Portfolios also may invest in this type of security.

Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier". Unlike stock options, stock index options are always settled in cash and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

A Portfolio will only sell or "write" covered options on stock indexes. A call option is covered if the Portfolio holds stocks at least equal to the value of the index times the multiplier times the number of contracts (the Option Value). When a Portfolio writes a call option on a broadly based stock market index, the Portfolio will set aside cash, cash equivalents or "qualified securities" (defined below). The value of the assets to be segregated cannot be less than 100% of the Option Value as of the time the option is written.

If a Portfolio has written an option on an industry or market segment index, it must set aside at least five "qualified securities," all of which are stocks of issuers in that market segment, with a market value at the time the option is written of not less than 100% of the Option Value. The qualified securities will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Portfolio's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so set aside in the case of broadly based stock market index options or 25% of such amount in the case of options on a market segment index. If at the close of business on any day the market value of the qualified securities falls below 100% of the Option Value as of that date, the Portfolio will set aside an amount in liquid unencumbered assets equal in value to the difference. In addition, when a Portfolio writes a call on an index which is "in-the-money" at the time the option is written--that is, the index's value is above the strike price--the Portfolio will set aside liquid unencumbered assets equal to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount so set aside may be applied to the Portfolio's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current Option Value. A "qualified security" is an equity security which is listed on a securities exchange or


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listed on NASDAQ against which the Portfolio has not written a stock call option and which has not been hedged by the Portfolio by the sale of stock index futures. However, the Portfolio will not be subject to the requirement described in this paragraph if it holds a call on the same index as the call written and the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid unencumbered assets in a segregated account with its custodian.

A put index option is covered if: (1) the Portfolio sets aside in a segregated account liquid unencumbered assets of a value equal to the strike price times the multiplier times the number of contracts; or (2) the Portfolio holds a put on the same index as the put written where the strike price of the put held is equal to or greater than the strike price of the put written or less than the strike price of the put written if the difference is maintained by the Portfolio in liquid unencumbered assets in a segregated account.

B.   RISKS OF TRANSACTIONS IN OPTIONS ON STOCK INDEXES

A Portfolio's purchase and sale of options on stock indexes has the same risks as stock options described in the previous section. In addition, the distinctive characteristics of options on indexes create special risks. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a Portfolio would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Portfolio. It is the policy of the Portfolios to purchase or write options only on stock indexes which include a number of stocks sufficient to minimize the likelihood of a trading halt in options on the index.

The ability to establish and close out positions on stock index options are subject to the existence of a liquid secondary market. A Portfolio will not purchase or sell any index option contract unless and until, in the portfolio manager's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

There are certain additional risks associated with writing calls on stock indexes. Because exercises of index options are settled in cash, a call writer such as a Portfolio cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot precisely provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Portfolios will follow the "cover" procedures described above.

Price movements of a Portfolio's equity securities probably will not correlate precisely with movements in the level of the index. Therefore, in writing a call on a stock index a Portfolio bears the risk that the price of the securities held by the Portfolio may not increase as much as the index. In that case, the Portfolio would bear a loss on the call which may not be completely offset by movement in the price of the Portfolio's equity securities. It is also possible that the index may rise when the Portfolio's securities do not rise in value. If this occurred, the Portfolio would experience a loss on the call which is not offset by an increase in the value of its securities and might also experience a loss in its securities. However, because the value of a diversified securities portfolio will, over time, tend to move in the same direction as the market, movements in the value of a Portfolio's securities in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

When a Portfolio has written a stock index call, there is also a risk that the market may decline between the time the Portfolio has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Portfolio is able to sell stocks in its portfolio. As with stock options, a Portfolio will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Portfolio would be able to deliver the underlying securities in settlement, the Portfolio may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with options in stock indexes than with stock options. For example, even if an index call which a Portfolio has written is "covered" by an index call held by the Portfolio with the same strike price, the Portfolio will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Portfolio exercises the call it holds or the time the Portfolio sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.

There are also certain special risks involved in purchasing put and call options on stock indexes. If a Portfolio holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Portfolio may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

VII. OPTIONS ON FOREIGN CURRENCIES

A.   OPTIONS ON FOREIGN CURRENCY

The Conservative Balanced, Diversified Conservative Growth, Equity Income, Equity, Flexible Managed, Global, Natural Resources, Prudential Jennison, SP Large Cap Value, and SP Small/Mid Cap Value Portfolios may purchase and write put and call options on foreign currencies traded on U.S. or foreign securities exchanges or boards of trade for hedging purposes in a manner similar to that in which forward foreign currency exchange contracts and futures contracts on foreign currencies are employed (see below). Certain other PIFM-Advised Portfolios also may invest in this type of security.

Options on foreign currencies are similar to options on stocks, except that the option holder has the right to take or make delivery of a specified amount of foreign currency rather than stock.

A Portfolio may purchase and write options to hedge its securities denominated in foreign currencies. If the U.S. dollar increases in value relative to a foreign currency in which the Portfolio's securities are denominated, the value of those securities will decline in U.S. dollar terms. To hedge against a decline of a foreign currency a Portfolio may purchase put options on that foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, at least in part, the decline in the value of the Portfolio's holdings denominated in that foreign currency. Alternatively, a Portfolio may write a call option on a foreign currency. If the foreign currency declines, the option would not be exercised and the decline in the value of the Portfolio's securities denominated in that foreign currency would be offset in part by the premium the Portfolio received for the option.

If on the other hand, the portfolio manager anticipates purchasing a foreign security and also anticipates a rise in the foreign currency in which it is denominated, the Portfolio may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of adverse movements of the exchange rates. Alternatively, the Portfolio could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.

B.   RISKS OF TRANSACTIONS IN OPTIONS ON FOREIGN CURRENCY

A Portfolio's successful use of currency exchange options on foreign currencies depends upon the portfolio manager's ability to predict the direction of the currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. For instance, if the currency being hedged has moved in a favorable direction, the corresponding appreciation of the Portfolio's securities denominated in such currency would be partially offset by the premiums paid on the options. If the currency exchange rate does not change, the Portfolio's net income would be less than if the Portfolio had not hedged since there are costs associated with options.

The use of these options is subject to various additional risks. The correlation between the movements in the price of options and the price of the currencies being hedged is imperfect. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risk. A Portfolio's ability to establish and maintain positions will depend on market liquidity. The ability of the Portfolio to close out an option depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular option at any particular time.

Because there are two currencies involved, developments in either or both countries can affect the values of options on foreign currencies. In addition, the quantities of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

VIII. FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

A.   FUTURES AND OPTIONS ON FUTURES

The Conservative Balanced, Diversified Conservative Growth, Equity, Equity Income, Flexible Managed, Global, Natural Resources, Prudential Jennison, Small Capitalization Stock, Stock Index, 20/20 Focus, SP Large Cap Value, and SP Small/Mid Cap Value Portfolios may purchase and sell stock index futures contracts. Certain other PIFM-Advised Portfolios also may invest in this type of instrument.

A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

The Conservative Balanced, Diversified Bond, Flexible Managed, Global, Government Income, High Yield Bond, SP Large Cap Value, and SP Small/Mid Cap Value Portfolios may, to the extent permitted by applicable regulations, purchase and sell futures contracts on interest-bearing securities or interest rate indexes. The Diversified Conservative Growth, SP Large Cap Value, and SP Small/Mid Cap Value Portfolios may, to the extent permitted by applicable regulations, purchase and sell futures contracts on debt securities, aggregates of debt securities, and U.S. government securities. Certain other PIFM-Advised Portfolios also may invest in this type of instrument.

The Conservative Balanced, Diversified Conservative Growth, Flexible Managed, Equity Income, Equity, Prudential Jennison, Global, Natural Resources, 20/20 Focus, SP Large Cap Value, and SP Small/Mid

Cap Value Portfolios may purchase and sell futures contracts on foreign currencies. Certain other PIFM-Advised Portfolios also may invest in this type of instrument.

When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the buyer would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day.

The above Portfolios may purchase or sell futures contracts without limit for hedging purposes. This would be the case, for example, if a portfolio manager is using a futures contract to reduce the risk of a particular position on a security. The above Portfolios can also purchase or sell futures contract for non-hedging purposes provided the initial margins and premiums associated with the contracts do not exceed 5% of the fair market value of the Portfolio's assets, taking into account unrealized profits or unrealized losses on any such futures. This would be the case if a portfolio manager uses futures for investment purposes, to increase income or to adjust the Portfolio's asset mix.

B. ADDITIONAL INFORMATION REGARDING THE USE OF FUTURES AND OPTIONS BY THE STOCK INDEX AND SMALL CAPITALIZATION STOCK PORTFOLIOS

As explained in the prospectus, the Stock Index Portfolio seeks to duplicate the performance of the Standard & Poor's 500 Stock Price Index (S&P 500 Index) and the Small Capitalization Stock Portfolio seeks to duplicate the performance of the Standard & Poor's Small Capitalization Stock Index (S&P SmallCap Index). The Portfolios will be as fully invested in the S&P Indexes' stocks as is feasible in light of cash flow patterns and the cash requirements for efficiently investing in a unit of the basket of stocks comprising the S&P 500 and S&P SmallCap Indexes, respectively. When the Portfolios do have short-term investments, they may purchase stock index futures contracts in an effort to have the Portfolio better follow the performance of a fully invested portfolio. When a Portfolio purchases stock index futures contracts, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Portfolio's custodian and/or in a margin account with a broker to collateralize the position and thereby ensure that the use of futures is unleveraged.

As an alternative to the purchase of a stock index futures contract, a Portfolio may construct synthetic positions involving options on stock indexes and options on stock index futures that are equivalent to such a long futures position. In particular, a Portfolio may utilize "put/call combinations" as synthetic long stock index futures positions. A put/call combination is the purchase of a call and the sale of a put at the same time with the same strike price and maturity. It is equivalent to a forward position and, if settled every day, is equivalent to a long futures position. When constructing put/call combinations, the Portfolio will set aside cash or cash equivalents in a segregated account equal to the market value of the Portfolio's forward position to collateralize the position and ensure that it is unleveraged.

C.   RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

There are several risks associated with a Portfolio's use of futures contracts. When used for investment purposes (that is, non-hedging purposes), successful use of futures contracts, like successful investment in securities, depends on the ability of the portfolio manager to predict correctly movements in the relevant markets, interest rates and/or currency exchange rates. When used for hedging purposes, there is a risk of imperfect correlation between movements in the price of the futures contract and the price of the securities or currency that are the subject of the hedge. In the case of futures contracts on stock or interest rate indexes, the correlation between the price of the futures contract and movements in the index might not be perfect. To compensate for differences in volatility, a Portfolio could purchase or sell futures contracts with a greater or lesser value than the securities or currency it wished to hedge or purchase. Other risks apply to use for both hedging and investment purposes. Temporary price distortions in the futures market could be caused by a variety of factors. Further, the ability of a Portfolio to close out a futures position depends on a liquid secondary market. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract at any particular time.

The hours of trading of futures contracts may not conform to the hours during which a Portfolio may trade the underlying securities and/or currency. To the extent that the futures markets close before the securities or currency markets, significant price and rate movements can take place in the securities and/or currency markets that cannot be reflected in the futures markets.

D.   RISKS OF TRANSACTIONS IN OPTIONS ON FUTURES CONTRACTS

Options on futures contracts are subject to risks similar to those described above with respect to options on securities, options on stock indexes, and futures contracts. These risks include the risk that the portfolio manager may not correctly predict changes in the market, the risk of imperfect correlation between the option and the securities being hedged, and the risk that there might not be a liquid secondary market for the option. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, a Portfolio might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If the Portfolio were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against the Portfolio.

IX.  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Conservative Balanced, Diversified Conservative Growth, Flexible Managed, Equity Income, Equity, Prudential Jennison, Global, Natural Resources, 20/20 Focus, SP Large Cap Value, and SP Small/Mid Cap Value Portfolios may enter into foreign currency exchange contracts to protect the value of their foreign holdings against future changes in the level of currency exchange rates. Certain other PIFM-Advised Portfolios also may invest in this type of security.

When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when a portfolio manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Portfolio may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The above Portfolios will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate a Portfolio to deliver an amount of foreign currency in excess of the value of the securities or other assets denominated in that currency held by the Portfolio. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Portfolios believe that it is important to have the flexibility to enter into such forward contracts when it is determined that the best interests of the Portfolios will thereby be served.

The Portfolios generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of a particular security at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

If a Portfolio retains the security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. If forward prices increase, the Portfolio will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The above Portfolios' dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Portfolios are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of a Portfolio's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Although the Portfolios value their assets daily in terms of U.S. dollars, they do not intend physically to convert their holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

The High Yield Bond Portfolio may also invest up to 10% of its total assets in foreign currency denominated debt securities of foreign or U.S. issuers. If the Portfolio does engage in such investment activity, it may also enter into forward foreign currency exchange contracts.

X.   INTEREST RATE SWAPS

The Diversified Bond, Diversified Conservative Growth, Government Income, High Yield Bond, SP Large Cap Value, and SP Small/Mid Cap Value Portfolios and the fixed income portions of the Conservative Balanced and Flexible Managed Portfolios may use interest rate swaps subject to the limitations set forth in the prospectus. Certain other PIFM-AdvisedPortfolios also may invest in this type of security.

Interest rate swaps, in their most basic form, involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest. For example, a Portfolio might exchange its right to receive certain floating rate payments in exchange for another party's right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different indexes or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same--to increase or decrease a Portfolio's exposure to long or short-term interest rates. For example, a Portfolio may enter into a swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date.

The use of swap agreements is subject to certain risks. As with options and futures, if the portfolio manager's prediction of interest rate movements is incorrect, the Portfolio's total return will be less than if the Portfolio had not used swaps. In addition, if the counterparty's creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Portfolio could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Each of the above Portfolios will set aside liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Portfolio's accrued obligations under the swap agreement over the accrued amount the Portfolio is entitled to receive under the agreement. If a Portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Portfolio's accrued obligations under the agreement.

XI. LOAN PARTICIPATIONS

The Conservative Balanced, Diversified Bond, Diversified Conservative Growth, Flexible Managed, High Yield Bond, Money Market, SP Large Cap Value, and SP Small/Mid Cap Value Portfolios may invest in fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions. The above Portfolios will generally invest in loans in the form of "loan participations." Certain other PIFM-Advised Portfolios also may invest in this type of security.

In the typical loan participation, the Portfolio will have a contractual relationship with the lender but not the borrower. This means that the Portfolio will not have any right to enforce the borrower's compliance with the terms of the loan and may not benefit directly from any collateral supporting the loan. As a result, the Portfolio will assume the credit risk of both the borrower and the lender. In the event of the lender's insolvency, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

XII. REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

A.   DESCRIPTION OF REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

The Diversified Bond, Diversified Conservative Growth, Government Income, High Yield Bond , SP Large Cap Value, and SP Small/Mid Cap Value Portfolios and the fixed income portions of the Conservative Balanced and Flexible Managed Portfolios, may use up to 30% of their net assets for reverse repurchase agreements and dollar rolls. The Money Market Portfolio and the money market portion of any Portfolio may use up to 10% of its net assets for reverse repurchase agreements. Certain other PIFM-Advised Portfolios also may invest in this type of security.

In a reverse repurchase transaction, a Portfolio sells one of its securities and agrees to repurchase the same security at a set price on a specified date. During the time the security is held by the other party, the Portfolio will often continue to receive principal and interest payments on the security. The terms of the reverse repurchase agreement reflect a rate of interest for use of the money received by the Portfolio and thus, is similar to borrowing.

Dollar rolls involve the sale by the Portfolio of one of its securities for delivery in the current month and a contract to repurchase substantially similar securities (for example, with the same coupon) from the other party on a specified date in the future at a specified amount. During the roll period, a Portfolio does not receive any principal or interest earned on the security. The Portfolio realizes a profit to the extent the current sale price is more than the price specified for the future purchase, plus any interest earned on the cash paid to the Portfolio on the initial sale.

A "covered roll" is a specific type of dollar roll where there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.

A Portfolio participating in reverse repurchase or dollar roll transactions will set aside liquid assets in a segregated account which equal in value the Portfolio's obligations under the reverse repurchase agreement or dollar roll, respectively.

B.   RISKS OF REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by a Portfolio may decline below the price of the securities it has sold but is obligated to repurchase under the agreement. If the other party in a reverse purchase or dollar roll transaction becomes insolvent, a Portfolio's use of the proceeds of the agreement may be restricted pending a determination by a third party of whether to enforce the Portfolio's obligation to repurchase.

XIII. WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

The Conservative Balanced, Diversified Bond, Diversified Conservative Growth, Equity, Equity Income, Flexible Managed, Global, Government Income, High Yield Bond, Natural Resources, Prudential Jennison, Small Capitalization Stock, 20/20 Focus, SP Large Cap Value, and SP Small/Mid Cap Value Portfolios may purchase or sell securities on a when-issued or delayed delivery basis. Certain other PIFM-Advised Portfolios also may invest in this type of security.

Purchasing a security on a when-issued or delayed delivery basis means that the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater to such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

The Money Market Portfolio and the short-term portion of the other Portfolios may purchase money market securities on a when-issued or delayed-delivery basis.

XIV. SHORT SALES


The Conservative Balanced, Diversified Bond, Diversified Conservative Growth, Flexible Managed, Government Income, High Yield Bond, 20/20 Focus, SP Large Cap Value (as limited by its investment restrictions), and SP Small/Mid Cap Value Portfolios may enter into short sales. Certain other PIFM-Advised Portfolios also may invest in this type of security.


In a short sale, a Portfolio sells a security it does not own in anticipation of a decline in the market value of those securities. To complete the transaction, the Portfolio will borrow the security to make delivery to the buyer. The Portfolio is then obligated to replace the security it borrowed by purchasing it at the market price at the time of replacement. The price at that time may be more or less than the price at which the Portfolio sold it. Until the security is replaced, the Portfolio is required to pay to the lender any interest which accrues during the period of the loan. To borrow the security, the Portfolio may be required to pay a fee which would increase the cost of the security sold.

Until a Portfolio replaces a borrowed security used in a short sale, it will set aside liquid assets in a segregated account equal to the current market value of the security sold short or otherwise cover the short position. No more than 25% of any Portfolio's net assets will be, when added together: (1) deposited as collateral for the obligation to replace securities borrowed in connection with short sales and (2) segregated in accounts in connection with short sales.

A Portfolio incurs a loss in a short sale if the price of the security increases between the date of the short sale and the date the Portfolio replaces the borrowed security. On the other hand, a Portfolio will realize gain if the security's price decreases between the date of the short sale and the date the security is replaced.

XV. LOANS OF PORTFOLIO SECURITIES

A.   DESCRIPTION OF SECURITIES LOANS


All of the Portfolios except the Money Market Portfolio may lend the securities they hold to broker-dealers, qualified banks and certain institutional investors. All securities loans will be made pursuant to a written agreement and continuously secured by collateral in the form of cash, U.S. Government securities or irrevocable standby letters of credit in an amount equal or greater than the market value of the loaned securities plus the accrued interest and dividends. While a security is loaned, the Portfolio will continue to receive the interest and dividends on the loaned security while also receiving a fee from the borrower or earning interest on the investment of the cash collateral. Upon termination of the loan, the borrower will return to the Portfolio a security identical to the loaned security. With respect to most of the Portfolio, the Portfolio will not have the right to vote a security that is on loan, but would be able to terminate the loan and retain the right to vote if that were considered important with respect to the investment.


B.   RISKS ASSOCIATED WITH LENDING SECURITIES

The primary risk in lending securities is that the borrower may become insolvent on a day on which the


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


loaned security is rapidly advancing in price. In this event, if the borrower fails to return the loaned security, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage but the Portfolio would be an unsecured creditor with respect to any shortfall and might not be able to recover all or any of it. However, this risk can be decreased by the careful selection of borrowers and securities to be lent.

None of the Portfolios will lend securities to entities affiliated with Prudential.

XVI. ILLIQUID SECURITIES

Each Portfolio, other than the Money Market Portfolio, may hold up to 15% of its net assets in illiquid securities. The Money Market Portfolio may hold up to 10% of its net assets in illiquid securities. Securities are "illiquid" if they cannot be sold in the ordinary course of business within seven days at approximately the value at which the Portfolio has them valued. Repurchase agreements with a maturity of greater than seven days are considered illiquid.

The Portfolios may purchase securities which are not registered under the Securities Act of 1933 but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act. These securities will not be considered illiquid so long as it is determined by the investment adviser, acting under guidelines approved and monitored by the Board of Directors, that an adequate trading market exists for that security. In making that determination, the investment adviser will consider, among other relevant factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades. A Portfolio's treatment of Rule 144A securities as liquid could have the effect of increasing the level of portfolio illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. In addition, the investment adviser, acting under guidelines approved and monitored by the Board of Directors, may conditionally determine, for purposes of the 15% test, that certain commercial paper issued in reliance on the exemption from registration in Section 4(2) of the Securities Act of 1933 will not be considered illiquid, whether or not it may be resold under Rule 144A. To make that determination, the following conditions must be met: (1) the security must not be traded flat or in default as to principal or interest; (2) the security must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"), or if only one NRSRO rates the security, by that NRSRO (if the security is unrated, the investment adviser must determine that the security is of equivalent quality); and (3) the investment adviser must consider the trading market for the specific security, taking into account all relevant factors. The investment adviser will continue to monitor the liquidity of any Rule 144A security or any
Section 4(2) commercial paper which has been determined to be liquid and, if a security is no longer liquid because of changed conditions, the holdings of illiquid securities will be reviewed to determine if any steps are required to assure that the 15% test (10% for the Money Market Portfolio) continues to be satisfied.

XVII. FURTHER INFORMATION ABOUT THE ZERO COUPON BOND PORTFOLIOS

As stated in the prospectus, the objective of Zero Coupon Bond Portfolios 2000 and 2005 is to achieve the highest predictable compounded investment return for a specified period of time, consistent with the safety of invested capital. This discussion provides a more detailed explanation of the investment policies that will be employed to manage these Portfolios.

If each Zero Coupon Bond Portfolio held only stripped securities that were obligations of the United States Government, maturing on the liquidation date, the compounded yield of the Portfolio from the date of initial


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investment until the liquidation date could be calculated arithmetically to a high degree of accuracy. By: (i) including stripped corporate obligations and interest bearing debt securities; (ii) including securities with maturity dates within 2 years of the liquidation date; and (iii) more actively managing the Portfolio, the accuracy of the predicted yield is reduced somewhat with the objective of achieving an increased yield. The reduction in accuracy is kept to an acceptably small amount, however, by an investment technique known as "immunization." By purchasing securities with maturity dates or with interest payment dates prior to the liquidation date, a risk is incurred that the payments received will not be able to be reinvested at interest rates as high as or higher than the yield initially predicted. This is known as "reinvestment risk." By including securities with maturity dates after the liquidation date, a risk is incurred that, because interest rates have increased, the market value of such securities will be lower than had been anticipated. This is known as "market risk." It is also possible, conversely, that payments received prior to the liquidation date can be reinvested at higher rates than the predicted yield and that the value of unmatured securities on the liquidation date will be greater than anticipated. Reinvestment risk and market risk are thus reciprocal in that any change in the general level of interest rates has an opposite effect on the two classes of securities described above.

The Portfolios' investment adviser seeks to balance these risks by making use of the concept of "duration." A bond's duration is the average weighted period of time until receipt of all scheduled cash payments under the bond (whether principal or interest), where the weights are the present value of the amounts to be received on each payment date. Unlike the concept of a bond's "term to maturity," therefore, duration takes into account both the amount and timing of a bond's interest payments, in addition to its maturity date and yield to maturity. The duration of a zero coupon bond is the product of the face amount of the bond and the time until maturity. As applied to a portfolio of bonds, a portfolio's "duration" is the average weighted period of time until receipt of all scheduled payments, whether principal or interest, from all bonds in the portfolio.

When a Portfolio's duration is equal to the length of time remaining until its liquidation date, fluctuations in the amount of income accumulated by the Portfolio through reinvestment of coupon or principal payments received prior to the liquidation date (that is, fluctuations caused by reinvestment risk) will, over the period ending on the liquidation date, be approximately equal in magnitude to, but opposite in direction from, fluctuations in the market value on the liquidation date of the Portfolio's unmatured bonds (that is, fluctuations caused by market risk). By maintaining each Portfolio's duration within one year of the length of time remaining until its liquidation date, the investment adviser believes that each Portfolio's value on its liquidation date, and hence an investor's compounded investment return to that date, will largely be immunized against changes in the general level of interest rates. The success of this technique could be affected, however, by such factors as changes in the relationship between long-term and short-term interest rates and changes in the difference between the yield on corporate and Treasury securities.

The investment adviser will also calculate a projected yield for each Zero Coupon Bond Portfolio. At the beginning of each week, after the net asset value of each Zero Coupon Bond Portfolio has been determined, the investment adviser will calculate the compounded annual yield that will result if all securities in the Portfolio are held until the liquidation date or, if earlier, until their maturity dates (with the proceeds reinvested until the liquidation date). This is the predicted yield for that date. It can also be expressed as the amount to which a premium of $10,000 is predicted to grow by the Portfolio's liquidation date. Both of these numbers will be furnished upon request. Unless there is a significant change in the general level of interest rates--in which case a recalculation will be made--the predicted yield is not likely to vary materially over the course of each week.

As stated in the prospectus, as much as 30% of each Portfolio's assets may be invested in zero coupon debt securities issued by United States corporations or in high grade interest-bearing debt securities, provided that no more than 20% of the assets of the Portfolio may be invested in interest-bearing securities. The extent to which the Portfolio invests in interest-bearing securities may rise above 20% as the Portfolio moves closer to its liquidation date since both reinvestment risk and market risk become



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smaller as the period to the liquidation date decreases.

XVIII. U.S. GOVERNMENT SECURITIES

A.   U.S. TREASURY SECURITIES.

Certain Portfolios may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

B. OBLIGATIONS ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES.

Certain Portfolios may invest in debt securities issued or guaranteed by agencies or instrumentalities of the U.S. government, including but not limited to, Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) securities. Obligations of GNMA, the Farmers Home Administration and the Export-Import Bank are backed by the "full faith and credit" of the United States. In the case of securities not backed by the "full faith and credit" of the United States, a Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Such securities include obligations issued by the Student Loan Marketing Association (SLMA), FNMA and FHLMC, each of which may borrow from the U.S. Treasury to meet its obligations, although the U.S. Treasury is under no obligation to lend to such entities.

Obligations issued or guaranteed as to principal and interest by the U.S. Government may be acquired by a Portfolio in the form of U.S. Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury Strips.

Certain Portfolios may invest in component parts of U.S. government debt securities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of U.S. government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. The Fund may also invest in custodial receipts held by a third party that are not U.S. Government securities.

SPECIAL CONSIDERATIONS.

U.S. government securities are considered among the most creditworthy of fixed-income investments. The yields available from U.S. government securities are generally lower than the yields available from corporate debt securities. The values of U.S. government securities (like those of fixed-income securities generally) will change as interest rates fluctuate.

During periods of falling U.S. interest rates, the values of outstanding long-term U.S. government securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of those fluctuations will generally be greater for securities with longer maturities. Although changes in the value of U.S. government securities will not affect investment income from those securities, they will affect the net asset value (NAV) of a Portfolio.

At a time when a Portfolio has written call options on a portion of its U.S. government securities, its ability to profit from declining interest rates will be limited. Any appreciation in the value of the securities held in the portfolio above the strike price would likely be partially or wholly offset by unrealized losses on call options written by a Portfolio. The termination of option positions under these conditions would generally result in the realization of capital losses, which would reduce the Portfolio's capital gains distributions. Accordingly, a Portfolio would generally seek to realize capital gains to offset realized losses by selling portfolio securities. In such circumstances, however, it is likely that the proceeds of such sales would be reinvested in lower yielding securities.

C. MORTGAGE-RELATED SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES

Certain Portfolios may invest in mortgage-backed securities and other derivative mortgage products, including those representing an undivided ownership interest in a pool of mortgages, e.g., GNMA, FNMA and FHLMC Certificates where the U.S. government or its agencies or instrumentalities guarantees the payment of interest and principal of these securities. However, these guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates nor do these guarantees extend to the yield or value of a Portfolio's shares. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees.

In addition to GNMA, FNMA or FHLMC certificates through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, certain Portfolios may also invest in certain mortgage pass-through securities issued by the U.S. government or its agencies and instrumentalities commonly referred to as mortgage-backed security strips or MBS strips. MBS strips are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yields to maturity on IOs and POs are sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected.

Certain Portfolios will invest in both Adjustable Rate Mortgage Securities
(ARMs), which are pass-through mortgage securities collateralized by adjustable rate mortgages, and Fixed-Rate Mortgage Securities (FRMs), which are collateralized by fixed-rate mortgages.

FHLMC SECURITIES.


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


FHLMC presently issues two types of mortgage pass-through securities, mortgage participation certificates (PCs) and guaranteed mortgage certificates (GMCs). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCs and the stated principal amount.

ADJUSTABLE RATE MORTGAGE SECURITIES.

Generally, ARMs have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal. However, the major difference between ARMs and FRMs is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified, published interest rate index. Because the interest rate on ARMs generally moves in the same direction as market interest rates, the market value of ARMs tends to be more stable than that of long-term fixed-rate securities.

FIXED-RATE MORTGAGE SECURITIES.

Certain Portfolios may invest in high-coupon fixed-rate mortgage securities. Such securities are collateralized by fixed-rate mortgages and tend to have high prepayment rates when the level of prevailing interest rates declines significantly below the interest rates on the mortgages. Thus, under those circumstances, the securities are generally less sensitive to interest rate movements than lower coupon FRMs.

COLLATERALIZED MORTGAGE OBLIGATIONS.

Collateralized mortgage obligations (CMOs) are debt instruments collateralized by GNMA, FNMA or FHLMC Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as Mortgage Assets). Multi-class pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special-purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (REMIC). All future references to CMOs include REMICs and multi-class pass-through securities.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways.

SPECIAL CONSIDERATIONS OF MORTGAGE-BACKED SECURITIES.


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


The underlying mortgages which collateralize the ARMs, CMOs and REMICs in which certain Portfolios may invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. In addition, because of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate.

The market value of mortgage securities, like other U.S. government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, mortgage securities, while having comparable risk of decline during periods of rising rates, usually have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent such mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders' principal to the extent of the premium paid. On the other hand, if such mortgage securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.

Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid prepayment than their stated maturity date would indicate as a result of the pass-through of prepayments on the underlying mortgage obligations. During periods of declining interest rates, prepayments of mortgages underlying mortgage-backed securities can be expected to accelerate. When mortgage obligations are prepaid, a Portfolio reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, a Portfolio's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium generally will result in capital losses. During periods of rising interest rates, the rate of prepayment mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

XIX.  BRADY BONDS

Certain Portfolios may invest in debt obligations commonly known as "Brady Bonds" which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). Brady Bonds have been issued in connection with the restructuring of the bank loans, for example, of the governments of Mexico, Venezuela and Argentina.

Brady Bonds have been issued only recently, and, accordingly, do not have a long repayment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market.

Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which may have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to value recovery payments in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (1) the collateralized repayment of principal at final maturity; (2) the collateralized interest payments; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the residual risk). In the event of a default with respect to collateralized Brady Bonds as a result of which payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds which will continue to be outstanding at the time the face amount of the collateral will equal the principal payments which would have been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

XX.  RISK FACTORS RELATING TO JUNK BONDS

Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (that is, high yield or high risk) securities (commonly referred to as junk bonds) are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Portfolio's net asset value. The investment adviser considers both credit risk and market risk in making investment decisions for a Portfolio. Investors should carefully consider the relative risks of investing in high-yield securities and understand that such securities are not generally meant for short term investing.

The investment adviser will perform its own investment analysis and will not rely principally on the ratings assigned by the rating services, although such ratings will be considered by the investment adviser. The investment adviser will consider, among other things, the financial history and condition, the prospects and the management of an issuer in selecting securities for a Portfolio.

Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. During an economic downturn or recession, securities of highly leveraged issuers are more likely to default than securities of higher rated issuers. In addition to the risk of default, there are the related costs of recovery on defaulted issues. In addition, the secondary market for high-yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities and, from time to time, it may be more difficult to value high-yield securities than more highly rated securities. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the

Fund's NAV.

Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Portfolio experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the debt portion of the Portfolio's portfolio and increasing the exposure of the Portfolio to the risks of high-yield securities.

Ratings of fixed-income securities represent the rating agencies' opinions regarding their credit quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates. Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which a Portfolio may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities which fluctuate in response to the general level of interest rates.

XXI.     OTHER INVESTMENT PRACTICES OF PORTFOLIO.


BORROWING. The SP Large Cap Value and SP Small/Mid Cap Value Portfolios each may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If a Portfolio borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Portfolio makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

INDEXED SECURITIES are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies. The SP Large Cap Value Portfolio, SP Small/Mid Cap Value Portfolio, and certain other Portfolios may invest in indexed securities.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a Portfolio supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

The SP Large Cap Value Portfolio and SP Small/Mid Cap Value Portfolio each limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see each Portfolio's investment limitations). For purposes of these limitations, a Portfolio generally will treat the borrower as the "issuer" of indebtedness held by the Portfolio. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Portfolio and the borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the borrower, SEC interpretations require a Portfolio, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a Portfolio's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

PREFERRED STOCK is a class of equity or ownership in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

REAL ESTATE INVESTMENT TRUSTS. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

RESTRICTED SECURITIES are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a Portfolio. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

TEMPORARY DEFENSIVE POLICIES. The SP Large Cap Value Portfolio and SP Small/Mid Cap Value Portfolio each reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

                             INVESTMENT RESTRICTIONS

Set forth below are certain investment restrictions applicable to the Portfolios. Restrictions 1, 3, 5, and 8 through 11 are fundamental and may not be changed without shareholder approval as required by the 1940 Act. Restrictions 2, 4, 6, 7, and 12 are not fundamental and may be changed by the Board of Directors without shareholder approval.

With respect to each Portfolio (other than the SP Large Cap Value and SP Small/Mid Cap Value Portfolios), none of the Portfolios will:

     1. Buy or sell real estate and mortgages, although the Portfolios may buy and sell securities that are secured by real estate and securities of real estate investment trusts and of other issuers that engage in real estate operation. Buy or sell commodities or commodities contracts, except that the Diversified Stock, Balanced, and Specialized Portfolios may purchase and sell stock index futures contracts and related options; the Fixed Income Portfolios (other than the Money Market and Zero Coupon Bond Portfolios), the Global Portfolio, and the Balanced Portfolios may purchase and sell interest rate futures contracts and related options; and all Portfolios (other than the Money Market, Government Income, Zero Coupon Bond, and Small Capitalization Stock Portfolios) may purchase and sell foreign currency futures contracts and related options and forward foreign currency exchange contracts.

     2. No Portfolio will, except as part of a merger, consolidation, acquisition, or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company. Provided, however, that any Portfolio may invest in the securities of one or more investment companies to the extent permitted by any order of exemption granted by the United States Securities and Exchange Commission.

     3. Acquire securities for the purpose of exercising control or management of any company except in connection with a merger, consolidation, acquisition or reorganization.

     4. Make short sales of securities or maintain a short position, except that the Diversified Bond, Diversified Conservative Growth, 20/20 Focus, High Yield Bond, Government Income, Conservative Balanced and Flexible Managed Portfolios may sell securities short up to 25% of their net assets and except that the Portfolios (other than the Money Market and Zero Coupon Bond Portfolios) may make short sales against the box. Collateral arrangements entered into with respect to options, futures contracts and forward contracts are not deemed to be short sales. Collateral arrangements entered into with respect to interest rate swap agreements are not deemed to be short sales.

     5. Purchase securities on margin or otherwise borrow money or issue senior securities except that the Diversified Bond, Diversified Conservative Growth, High Yield Bond and Government Income Portfolios, as well as the fixed income portions of the Balanced Portfolios, may enter into reverse repurchase agreements, dollar rolls and may purchase securities on a when-issued and delayed delivery basis; except that the Money Market Portfolio and the money market portion of any Portfolio may enter into reverse repurchase agreements and may purchase securities on a when-issued and delayed delivery basis; and except that the Equity, Prudential Jennison, 20/20 Focus, Small Capitalization Stock, Equity Income, Natural Resources and Global Portfolios may purchase securities on a when-issued or a delayed delivery basis. The Fund may also obtain such short-term credit as it needs for the clearance of securities transactions and may borrow from a bank for the account of any Portfolio as a temporary measure to facilitate redemptions (but not for leveraging or investment) or to exercise an option, an amount that does not exceed 5% of the value of the Portfolio's total assets (including the amount owed as a result of the borrowing) at the time the borrowing is made. Interest paid on borrowings will not be available for investment. Collateral arrangements with respect to futures contracts and options thereon and forward foreign currency exchange contracts (as permitted by restriction no. 1) are not deemed to be the issuance of a senior security or the purchase of a security on margin. Collateral arrangements with respect to the writing of the following options by the following Portfolios are not deemed to be the issuance of a senior security or the purchase of a security on margin: Diversified Stock and Specialized Portfolios other than the Stock Index Portfolio (options on equity securities, stock indexes, foreign currencies) and the Small Capitalization Stock Portfolio (options on equity securities, stock indexes); the Diversified Conservative Growth and the Balanced Portfolios (options on debt securities, equity securities, stock indexes, foreign currencies); Diversified Bond and High Yield Bond Portfolios (options on debt securities, foreign currencies); Government Income Portfolio (options on debt securities); 20/20 Focus Portfolio (options on stock indexes). Collateral arrangements entered into by the Fixed Income Portfolios (other than the Money Market and Zero Coupon Bond Portfolios), Diversified Conservative Growth Portfolio and the Balanced Portfolios with respect to interest rate swap agreements are not deemed to be the issuance of a senior security or the purchase of a security on margin.

     6. Enter into reverse repurchase agreements if, as a result, the Portfolio's obligations with respect to reverse repurchase agreements would exceed 10% of the Portfolio's net assets (defined to mean total assets at market value less liabilities other than reverse repurchase agreements); except that the Diversified Bond, Diversified Conservative Growth, High Yield Bond, and Government Income Portfolios, as well as the fixed income portions of the Conservative Balanced and Flexible Managed Portfolios, may enter into reverse repurchase agreements and dollar rolls provided that the Portfolio's obligations with respect to those instruments do not exceed 30% of the Portfolio's net assets (defined to mean total assets at market value less liabilities other than reverse repurchase agreements and dollar rolls).

     7. Pledge or mortgage assets, except that no more than 10% of the value of any Portfolio may be pledged (taken at the time the pledge is made) to secure authorized borrowing and except that a

          Portfolio may enter into reverse repurchase agreements. Collateral arrangements entered into with respect to futures and forward contracts and the writing of options are not deemed to be the pledge of assets. Collateral arrangements entered into with respect to interest rate swap agreements are not deemed to be the pledge of assets.

     8. Lend money, except that loans of up to 10% of the value of each Portfolio may be made through the purchase of privately placed bonds, debentures, notes, and other evidences of indebtedness of a character customarily acquired by institutional investors that may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. Repurchase agreements and the purchase of publicly traded debt obligations are not considered to be "loans" for this purpose and may be entered into or purchased by a Portfolio in accordance with its investment objectives and policies.

     9. Underwrite the securities of other issuers, except where the Fund may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of Portfolio securities and with loans that a Portfolio may make pursuant to item 8 above.

     10. Make an investment unless, when considering all its other investments, 75% of the value of a Portfolio's assets would consist of cash, cash items, obligations of the United States Government, its agencies or instrumentalities, and other securities. For purposes of this restriction, "other securities" are limited for each issuer to not more than 5% of the value of a Portfolio's assets and to not more than 10% of the issuer's outstanding voting securities held by the Fund as a whole. Some uncertainty exists as to whether certain of the types of bank obligations in which a Portfolio may invest, such as certificates of deposit and bankers' acceptances, should be classified as "cash items" rather than "other securities" for purposes of this restriction, which is a diversification requirement under the 1940 Act. Interpreting most bank obligations as "other securities" limits the amount a Portfolio may invest in the obligations of any one bank to 5% of its total assets. If there is an authoritative decision that any of these obligations are not "securities" for purposes of this diversification test, this limitation would not apply to the purchase of such obligations.

     11. Purchase securities of a company in any industry if, as a result of the purchase, a Portfolio's holdings of securities issued by companies in that industry would exceed 25% of the value of the Portfolio, except that this restriction does not apply to purchases of obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or issued by domestic banks. For purposes of this restriction, neither finance companies as a group nor utility companies as a group are considered to be a single industry and will be grouped instead according to their services; for example, gas, electric, and telephone utilities will each be considered a separate industry. For purposes of this exception, domestic banks shall include all banks which are organized under the laws of the United States or a state (as defined in the 1940 Act), U.S. branches of foreign banks that are subject to the same regulations as U.S. banks and foreign branches of domestic banks (as permitted by the Securities and Exchange Commission ("SEC")).

     12. Invest more than 15% of its net assets in illiquid securities. (The Money Market Portfolio will not invest more than 10% of its net assets in illiquid securities.) For purposes of this restriction, illiquid securities are those deemed illiquid pursuant to SEC regulations and guidelines, as they may be revised from time to time.

Consistent with item 5 above, the Fund has entered into a joint $1 billion revolving credit facility with other Prudential mutual funds to facilitate redemptions if necessary. This credit facility, which was entered into on March 13, 1999, is a syndicated arrangement with 12 different major banks.

The Natural Resources Portfolio will generally invest a substantial majority of its total assets in securities of natural resource companies. With respect to item 11 above, as it relates to the Natural Resources Portfolio, the following categories will be considered separate and distinct industries: integrated oil/domestic, integrated oil/international, crude oil production, natural gas production, gas pipeline, oil service, coal, forest products, paper, foods (including corn and wheat), tobacco, fertilizers, aluminum, copper, iron and steel, all other basic metals (for example, nickel, lead), gold, silver, platinum, mining finance, plantations (for example, edible oils), mineral sands, and diversified resources. A company will be deemed to be in a particular industry if the majority of its revenues is derived from or the majority of its assets is dedicated to one of the categories described in the preceding sentence. The Board of Directors of the Fund will review these industry classifications from time to time to determine whether they are reasonable under the circumstances and may change such classifications, without shareholder approval, to the extent necessary.

Certain additional non-fundamental investment policies are applicable only to the Money Market Portfolio. That Portfolio will not:

     1. Invest in oil and gas interests, common stock, preferred stock, warrants or other equity securities.

     2. Write or purchase any put or call option or combination of them, except that it may purchase putable or callable securities.

     3. Invest in any security with a remaining maturity in excess of 397 days, except that securities held pursuant to repurchase agreements may have a remaining maturity of more than 397 days.

Certain additional non-fundamental investment policies are applicable only to the High Yield Bond Portfolio. That Portfolio will not:

     1. Invest in any non-fixed income equity securities, including warrants, except when attached to or included in a unit with fixed income securities, but not including preferred stock.

     2. Invest more than 20% of the market or other fair value of its total assets in United States currency denominated issues of foreign governments and other foreign issuers; or invest more than 10% of the market or other fair value of its total assets in securities which are payable in currencies other than United States dollars. The Portfolio will not engage in investment activity in non-U.S. dollar denominated issues without first obtaining authorization to do so from the Fund's Board of Directors. See INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS.

Current federal income tax laws require that the assets of each Portfolio be adequately diversified so that Prudential and other insurers with separate accounts which invest in the Fund, as applicable, and not the Contract owners, are considered the owners of assets held in the Accounts for federal income tax purposes. Prudential intends to maintain the assets of each Portfolio pursuant to those diversification requirements.

FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE ONLY TO SP LARGE CAP VALUE PORTFOLIO AND SP SMALL/MID CAP VALUE PORTFOLIO

             INVESTMENT LIMITATIONS OF SP LARGE CAP VALUE PORTFOLIO

     The following are the Portfolio's fundamental investment limitations set forth in their entirety. The Portfolio may not:

 1. issue senior securities, except as permitted under the Investment Company Act of 1940, as amended;

 2. borrow money, except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

 3. Underwrite Securities Issued by Others, Except to the Extent That the Portfolio May be Considered an Underwriter Within the Meaning of the Securities Act of 1933 in the Disposition of Restricted Securities or in Connection With Investments in Other Investment Companies.

 4. Purchase the Securities of Any Issuer (Other Than Securities Issued or Guaranteed by the U.S. Government or Any of Its Agencies or Instrumentalities, or Securities of Other Investment Companies), If, as a Result, More Than 25% of the Portfolio's Total Assets Would be Invested in Companies Whose Principal Business Activities are in the Same Industry;

 5. Purchase or Sell Real Estate Unless Acquired as a Result of Ownership of Securities or Other Instruments (But This Will Not Prevent the Portfolio From Investing in Securities or Other Instruments Backed by Real Estate or Securities of Companies Engaged in the Real Estate Business);

 6. Purchase or Sell Physical Commodities Unless Acquired as a Result of Ownership of Securities or Other Instruments (But This Shall Not Prevent the Fund From Purchasing or Selling Options and Futures Contracts or From Investing in Securities or Other Instruments Backed by Physical Commodities); and

 7. Lend Any Security or Make Any Loan If, as a Result, More Than 33 1/3% of Its Total Assets Would be Lent to Other Parties, But This Limitation Does Not Apply to Purchases of Debt Securities or to Repurchase Agreements.

 8. The Portfolio May, Notwithstanding Any Other Fundamental Policy or Limitation, Invest All of Its Assets in the Securities of a Single Open-end Management Investment Company Managed by Fidelity Management & Research Company or an Affiliate or Successor With Substantially the Same Fundamental Investment Objective, Policies and Limitations as the Portfolio.

     The Following Investment Limitations Restrictions are Not Fundamental and May be Changed Without Shareholder Approval.

(i) In Order to Qualify as a "Regulated Investment Company" Under Subchapter M of the Internal Revenue Code of 1986, as Amended, the Portfolio Currently Intends to Comply With Certain

          Diversification Limits Imposed by Subchapter M;


(ii) The Portfolio Does Not Currently Intend to Sell Securities Short, Unless It Owns or has the Right to Obtain Securities Equivalent in Kind and Amount to the Securities Sold Short, and Provided That Transactions in Futures Contracts and Options are Not Deemed to Constitute Selling Securities Short.

(iii) The Portfolio Does Not Currently Intend to Purchase Securities On Margin, Except That the Fund May Obtain Such Short-term Credits as are Necessary for the Clearance of Transactions, and Provided That Margin Payments in Connection With Futures Contracts and Options On Futures Contracts Shall Not Constitute Purchasing Securities On Margin.

(iv) The Portfolio May Borrow Money Only (a) From a Bank or From a Registered Investment Company or Portfolio for Which Fidelity Management & Research Company or an Affiliate Serves as Investment Adviser or (b) by Engaging in Reverse Repurchase Agreements With Any Party (Reverse Repurchase Agreements are Treated as Borrowings for Purposes of Fundamental Investment Limitation (2)).

(v) The Portfolio Does Not Currently Intend to Purchase Any Security If, as a Result, More Than 15% of Its Net Assets Would be Invested in Securities That are Deemed to be Illiquid Because They are Subject to Legal or Contractual Restrictions On Resale or Because They Cannot be Sold or Disposed of in the Ordinary Course of Business at Approximately the Prices at Which They are Valued.

(vi) The Portfolio Does Not Currently Intend to Lend Assets Other Than Securities to Other Parties, Except by (A) Lending Money (Up to 15% of the Portfolio's Net Assets) to a Registered Investment Company or Portfolio for Which Fidelity Management & Research Company or an Affiliate Serves as Investment Adviser or (B) Acquiring Loans, Loan Participations, or Other Forms of Direct Debt Instruments And, in Connection Therewith, Assuming Any Associated Unfunded Commitments of the Sellers. (This Limitation Does Not Apply to Purchases of Debt Securities or to Repurchase Agreements.)

      For Purposes of Limitation (i), Subchapter M Generally Requires the Portfolio to Invest No More Than 25% of Its Total Assets in Securities of Any One Issuer and to Invest at Least 50% of Its Total Assets So That No More Than 5% of the Portfolio's Total Assets are Invested in the Securities of Any One Issuer. However, Subchapter M Allows Unlimited Investments in Cash, Cash Items, Government Securities (As Defined by Subchapter M) and Securities of Other Investment Companies. These Tax Requirements are Generally Applied at the End of Each Quarter of the Fund's Taxable Year.

      With Respect to Limitation (v), If, Through a Change in Values, Net Assets, or Other Circumstances, the Portfolio Were in a Position Where More Than 15% of Its Net Assets was Invested in Illiquid Securities, It Would Consider Appropriate Steps to Protect Liquidity.

      For Purposes of Normally Investing at Least 65% of the Portfolio's Total Assets in Common Stocks of Companies With Large Market Capitalizations, FMR Interprets "Total Assets" to Exclude Collateral

     Received for Securities Lending Transactions.

INVESTMENT LIMITATIONS OF SP SMALL/MID CAP VALUE PORTFOLIO

     The following are the Portfolio's fundamental investment limitations set forth in their entirety. The Portfolio may not:

 1. issue senior securities, except as permitted under the Investment Company Act of 1940, as amended;

 2. borrow money, except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

 3. Underwrite Securities Issued by Others, Except to the Extent That the Portfolio May be Considered an Underwriter Within the Meaning of the Securities Act of 1933 in the Disposition of Restricted Securities or in Connection With Investments in Other Investment Companies.

 4. Purchase the Securities of Any Issuer (Other Than Securities Issued or Guaranteed by the U.S. Government or Any of Its Agencies or Instrumentalities, or Securities of Other Investment Companies). If, as a Result, More Than 25% of the Portfolio's Total Assets Would be Invested in Companies Whose Principal Business Activities are in the Same Industry;

 5. Purchase or Sell Real Estate Unless Acquired as a Result of Ownership of Securities or Other Instruments (But This Will Not Prevent the Portfolio From Investing in Securities or Other Instruments Backed by Real Estate or Securities of Companies Engaged in the Real Estate Business);

 6. Purchase or Sell Physical Commodities Unless Acquired as a Result of Ownership of Securities or Other Instruments (But This Shall Not Prevent the Portfolio From Purchasing or Selling Options and Futures Contracts or From Investing in Securities or Other Instruments Backed by Physical Commodities); and

 7. Lend Any Security or Make Any Loan If, as a Result, More Than 33 1/3% of Its Total Assets Would be Lent to Other Parties, But This Limitation Does Not Apply to Purchases of Debt Securities or to Repurchase Agreements.

 8. The Portfolio May, Notwithstanding Any Other Fundamental Policy or Limitation, Invest All of Its Assets in the Securities of a Single Open-end Management Investment Company Managed by Fidelity Management & Research Company or an Affiliate or Successor With Substantially the Same Fundamental Investment Objective, Policies and Limitations as the Portfolio.

     The Following Investment Limitations Restrictions are Not Fundamental and May be Changed Without Shareholder Approval.

(i) In Order to Qualify as a "Regulated Investment Company" Under Subchapter M of the Internal Revenue Code of 1986, as Amended, the Portfolio Currently Intends to Comply With Certain Diversification Limits Imposed by Subchapter M.

(ii) The Portfolio Does Not Currently Intend to Sell Securities Short, Unless It Owns or has the Right to Obtain Securities Equivalent in Kind and Amount to the Securities Sold Short, and Provided That Transactions in Futures Contracts and Options are Not Deemed to Constitute Selling Securities Short.

(iii) The Portfolio Does Not Currently Intend to Purchase Securities On Margin, Except That the Portfolio May Obtain Such Short-term Credits as are Necessary for the Clearance of Transactions, and Provided That Margin Payments in Connection With Futures Contracts and Options On Futures Contracts Shall Not Constitute Purchasing Securities On Margin.

(iv) The Portfolio May Borrow Money Only (a) From a Bank or From a Registered Investment Company or Portfolio for Which Fidelity Management & Research Company or an Affiliate Serves as Investment Adviser or (b) by Engaging in Reverse Repurchase Agreements With Any Party (Reverse Repurchase Agreements are Treated as Borrowings for Purposes of Fundamental Investment Limitation (2)).

(v) The Portfolio Does Not Currently Intend to Purchase Any Security If, as a Result, More Than 15% of Its Net Assets Would be Invested in Securities That are Deemed to be Illiquid Because They are Subject to Legal or Contractual Restrictions On Resale or Because They Cannot be Sold or Disposed of in the Ordinary Course of Business at Approximately the Prices at Which They are Valued.

(vi) The Portfolio Does Not Currently Intend to Lend Assets Other Than Securities to Other Parties, Except by (A) Lending Money (Up to 15% of the Portfolio's Net Assets) to a Registered Investment Company or Portfolio for Which Fidelity Management & Research Company or an Affiliate Serves as Investment Adviser or (B) Acquiring Loans, Loan Participations, or Other Forms of Direct Debt Instruments And, in Connection Therewith, Assuming Any Associated Unfunded Commitments of the Sellers. (This Limitation Does Not Apply to Purchases of Debt Securities or to Repurchase Agreements.)

      For Purposes of Limitation (i), Subchapter M Generally Requires the Portfolio to Invest No More Than 25% of Its Total Assets in Securities of Any One Issuer and to Invest at Least 50% of Its Total Assets So That No More Than 5% of the Portfolio's Total Assets are Invested in Securities of Any One Issuer. However, Subchapter M Allows Unlimited Investments in Cash, Cash Items, Government Securities (As Defined by Subchapter M) and Securities of Other Investment Companies. These Tax Requirements are Generally Applied at the End of Each Quarter of the Fund's Taxable Year.

      With Respect to Limitation (v), If, Through a Change in Values, Net Assets, or Other Circumstances,

     The Portfolio Were in a Position Where More Than 15% of Its Net Assets was Invested in Illiquid Securities, it Would Consider Appropriate Steps to Protect Liquidity.

     For Purposes of Normally Investing at Least 65% of the Portfolio's Total Assets in Common Stocks of Companies With Medium Market Capitalizations, FMR Interprets "Total Assets" to Exclude Collateral Received for Securities Lending Transactions.


In addition, the SP Large-Cap Value Portfolio and the SP Small/Mid Cap Value Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of each Portfolio's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, each Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of each Portfolio's total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by each Portfolio would exceed 5% of each Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.


                            INVESTMENT MANAGEMENT AND
                            DISTRIBUTION ARRANGEMENTS

I.   INVESTMENT MANAGEMENT ARRANGEMENTS

Prudential-Advised Funds

With respect to the Conservative Balanced, Diversified Bond, Diversified Conservative Growth, Equity, Equity Income, Flexible Managed, Global, Government Income, High Yield Bond, Money Market, Natural Resources, Prudential Jennison, Small Capitalization Stock, Stock Index, 20/20 Focus, Zero Coupon Bond Portfolio 2000, and Zero Coupon Bond 2005 Portfolios, Prudential serves as investment adviser. With respect to those Portfolios, the Fund has entered into an Investment Advisory Agreement with Prudential under which Prudential will, subject to the direction of the Board of Directors of the Fund, be responsible for the management of the Fund, and provide investment advice and related services to each such Portfolio. Prudential has entered into a Service Agreement with its wholly-owned subsidiary, The Prudential Investment Corporation ("PIC"), which provides that PIC will furnish to Prudential such services as Prudential may require in connection with Prudential's performance of its obligations under advisory agreements with clients which are registered investment companies. In addition, Prudential has entered into Subadvisory Agreements with Franklin Advisers, Inc. ("Franklin"), The Dreyfus Corporation ("Dreyfus"), Pacific Investment Management Company ("PIMCO") and Jennison Associates LLC ("Jennison") under which these companies provide investment advisory services to the Diversified Conservative Growth Portfolio. Prudential has also entered into Subadvisory Agreements with Jennison under which Jennison furnishes investment advisory services in connection with the management of the Prudential Jennison and 20/20 Focus Portfolios. More detailed information about Prudential and its role as investment adviser can be found in HOW THE PORTFOLIOS ARE MANAGED in the prospectus.

Under the Investment Advisory Agreement, Prudential receives an investment management fee as compensation for its services to the Fund. The fee is a daily charge, payable quarterly, equal to an annual percentage of the average daily net assets of each individual Portfolio.

The investment management fee for the Stock Index Portfolio is equal to an annual rate of 0.35% of the average daily net assets of the Portfolio. For the Money Market, Diversified Bond, Government Income, Zero Coupon Bond, Equity Income, and Small Capitalization Stock Portfolios that fee is equal to an annual rate of 0.40% of the average daily net assets of each of the Portfolios. For the Equity and Natural Resources Portfolios, the fee is equal to an annual rate of 0.45% of the average daily net assets of each of the Portfolios. The fee for the Conservative Balanced and High Yield Bond Portfolios is equal to an annual rate of 0.55% of the average daily net assets of each of the Portfolios. For the Flexible Managed and Prudential Jennison Portfolios, the fee is equal to an annual rate of 0.60% of the average daily net assets of the Portfolio. The fee for the Global, 20/20 Focus and Diversified Conservative Growth Portfolios is equal to an annual rate of 0.75% of the average daily net assets of the Portfolio. Under the Service

Agreement, Prudential generally pays PIC one-half of the fee it receives for providing investment management services. (PIC's fee is greater for small capitalization stock portfolios.) For the Diversified Conservative Growth Portfolio, Prudential pays Jennison 0.30 of 1% on the first $300 million of average daily net assets under Jennison's management, and 0.25 of 1% with respect to the average daily net assets under Jennison's management in excess of $300 million. For the 20/20 Focus Portfolio, Prudential pays Jennison 0.30 of 1% on the first $300 million of average daily net assets under Jennison's management, and 0.25 of 1% with repesect to the average daily net assets under Jennison's management in excess of $300 million. For the Prudential Jennison Portfolio, Prudential pays Jennison 0.75% annually on the first $10,000,000 of the Portfolio's average daily net assets, 0.50% on the next $30,000,000 of the Portfolio's average daily net assets, 0.35% on the next $25,000,000 of the Portfolio's average daily net assets, 0.25% on the next $335,000,000 of the Portfolio's average daily net assets, 0.22% on the next $600,000,000 of the Portfolio's average daily net assets, and 0.20% on the balance of the Portfolio's average daily net assets.



For the years ended December 31, 1999, 1998 and 1997, Prudential was paid the following fees for providing investment management services to the Portfolios:

                           INVESTMENT MANAGEMENT FEES
                             YEAR ENDED DECEMBER 31

  PORTFOLIO                                         1999           1998           1997
  ---------                                         ----           ----           ----
Conservative Balanced Portfolio                $ 25,195,056   $ 26,224,569   $ 25,757,735
Diversified Bond Portfolio                        4,880,364      3,782,116      2,981,884
Diversified Conservative Growth Portfolio(1)        398,516            n/a            n/a
Equity Income Portfolio                           8,409,886      8,830,161      6,601,602
Equity Portfolio                                 28,188,640     28,389,539     24,840,379
Flexible Managed Portfolio                       31,532,667     33,049,940     31,740,440
Global Portfolio                                  7,287,427      5,342,945      4,836,302
Government Income Portfolio                       1,545,837      1,735,370      1,758,870
High Yield Bond Portfolio                         4,421,391      3,782,134      2,679,304
Money Market Portfolio                            4,400,851      3,246,494      2,667,947
Natural Resources Portfolio                       1,182,863      1,349,743      1,975,906
Prudential Jennison Portfolio                    11,126,560      4,662,187      2,063,572
Small Capitalization Stock Portfolio(1)           1,504,880      1,243,051        867,687
Stock Index Portfolio                            14,259,131     10,279,903      7,121,699
20/20 Focus Portfolio(1)                            151,794            n/a            n/a
Zero Coupon Bond 2000 Portfolio                     160,235        159,341        161,101
Zero Coupon Bond 2005 Portfolio                     179,486        149,980        123,525
  Total                                        $144,825,584   $132,227,473   $116,177,953
                                               ============   ============   ============

----------
(1)  Portfolio commenced operations in May of 1999.

The Investment Advisory Agreement requires Prudential to pay for maintaining any Prudential staff and personnel who perform clerical, accounting, administrative, and similar services for the Fund, other than investor services and any daily Fund accounting services. It also requires Prudential to pay for the equipment, office space and related facilities necessary to perform these services and the fees or salaries of all officers and directors of the Fund who are affiliated persons of Prudential or of any subsidiary of Prudential.

Each Portfolio pays all other expenses incurred in its individual operation and also pays a portion of the Fund's general administrative expenses allocated on the basis of the asset size of the respective Portfolios. Expenses that will be borne directly by the Portfolios include redemption expenses, expenses of portfolio transactions, shareholder servicing costs, interest, certain taxes, charges of the custodian and transfer agent, and other expenses attributable to a particular Portfolio. Expenses that will be allocated among all Portfolios include legal expenses, state franchise taxes, auditing services, costs of printing proxies, prospectuses and statements of additional information, costs of stock certificates, SEC fees, accounting costs, the fees and expenses of directors of the Fund who are not affiliated persons of Prudential or any subsidiary of Prudential, and other expenses properly payable by the entire Fund. If the Fund is sued, litigation costs may be directly applicable to one or more Portfolios or allocated on the basis of the size of the respective Portfolios, depending upon the nature of the lawsuit. The Fund's Board of Directors has determined that this is an appropriate method of allocating expenses.

Under the Investment Advisory Agreement, Prudential has agreed to refund to a Portfolio (except the Diversified Conservative Growth, Global and 20/20 Focus Portfolios) the portion of the investment management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses of that Portfolio (excluding interest, taxes, and brokerage fees and commissions but including investment management fees) exceeds 0.75% of the Portfolio's average daily net assets. There is no expense limitation or reimbursement provision for the Diversified Conservative Growth, Global or 20/20 Focus Portfolios.

The Investment Advisory Agreement with Prudential was most recently approved by the Fund's Board of Directors, including a majority of the Directors who are not interested persons of Prudential, on May 23, 2000, and was most recently approved by the shareholders in accordance with instructions from Contract owners at their 1989 annual meeting with respect to all Portfolios except the Prudential Jennison, Small Capitalization Stock, Diversified Conservative Growth and 20/20 Focus Portfolios. A Supplemental Advisory Agreement regarding the Prudential Jennison and Small Capitalization Stock Portfolios was approved by the Fund's Board of Directors on December 20, 1994 and by the sole shareholder of the Prudential Jennison and Small Capitalization Stock Portfolios on April 5, 1995. A Supplemental Advisory Agreement with the 20/20 Focus Portfolio and the Diversified Conservative Growth Portfolio was approved by the Fund's Board of Directors on February 25, 1999 and by the sole shareholder of those Portfolios on April 5, 1999.

The Investment Advisory and Supplemental Investment Advisory Agreements will continue in effect if approved annually by: (1) a majority of the non-interested persons of the Fund's Board of Directors; and (2) by a majority of the entire Board of Directors or by a majority vote of the shareholders of each Portfolio. The required shareholder approval of the Agreements shall be effective with respect to any Portfolio if a majority of the voting shares of that Portfolio vote to approve the Agreements, even if the Agreements are not approved by a majority of the voting shares of any other Portfolio or by a majority of the voting shares of the entire Fund. The Agreements provide that they may not be assigned by Prudential and that they may be terminated upon 60 days' notice by the Fund's Board of Directors or by a majority vote of its shareholders. Prudential may terminate the Agreements upon 90 days' notice.

The Service Agreement between Prudential and PIC was most recently ratified by shareholders of the Fund at their 1989 annual meeting with respect to all Portfolios except for the Prudential Jennison, Small Capitalization Stock, 20/20 Focus and Diversified Conservative Growth Portfolios, which had not yet been established. The Service Agreement with respect to the Prudential Jennison and Small Capitalization

Stock Portfolios and the Investment Subadvisory Agreement with Jennison for the Prudential Jennison Portfolio were ratified by the sole shareholder of those Portfolios on April 5, 1995. The Service Agreement with respect to the 20/20 Focus and Diversified Conservative Growth Portfolios were ratified by the sole shareholder of those Portfolios on April 5, 1999. The Service Agreement between Prudential and PIC will continue in effect as to the Fund for a period of more than 2 years from its execution, only so long as such continuance is specifically approved at least annually in the same manner as the Investment Advisory Agreement between Prudential and the Fund. The Service Agreement may be terminated by either party upon not less than 30 days prior written notice to the other party, will terminate automatically in the event of its assignment, and will terminate automatically as to the Fund in the event of the assignment or termination of the Investment Advisory Agreement between Prudential and the Fund. Prudential is not relieved of its responsibility for all investment advisory services under the Investment Advisory Agreement.

The Fund has entered in a Sub-Advisory Agreement with Jennison in respect of its 20/20 Focus Portfolio. This Sub-Advisory Agreement was ratified by the sole shareholder of the Portfolio on April 5, 1999. The Fund has also entered into Sub-Advisory Agreements in respect of its Diversified Conservative Growth Portfolio with Jennison, PIC, Franklin, Dreyfus and PIMCO. These Sub-Advisory Agreements were ratified by the sole shareholder of the Portfolio on April 5, 1999. Under each Sub-Advisory Agreement, Prudential has agreed to pay the named sub-adviser a portion of the fee it receives for providing investment management services to the Diversified Conservative Growth Portfolio.

     FRANKLIN ADVISERS, INC.


Franklin is a California corporation located at 777 Mariners Island Blvd., San Mateo, Ca 94404. Franklin is a wholly-owned subsidiary of Franklin Resources Inc., a publicly-owned company engaged in the financial services industry through its subsidiaries. Franklin advises 97 domestic equity and fixed income mutual funds in the Franklin Templeton Group of funds. As of December 31, 1999, Franklin and its affiliates managed over $235 billion in assets. Franklin Advisers, Inc. is subject to a Code of Ethics that permits personnel to invest in securities, including securities that may be acquired by the Fund. However, the Code imposes a variety of restrictions on such investing, such as blackout periods. Prudential pays Franklin Advisers a subadvisory fee equal to 0.50% annually of the assets under Franklin's management.

     THE  DREYFUS CORPORATION

Dreyfus has its headquarters at 200 Park Avenue, New York, NY 10166. Dreyfus is a subsidiary of Mellon Bank corporation, a broad-based financial services company with a bank at its core, and over $300 billion under management or administration. As of December 31, 1999, Dreyfus managed over $129 billion in assets. Dreyfus is subject to a Code of Ethics that permits personnel to invest in securities, including securities that may be acquired by the Fund. However, the Code imposes a variety of restrictions on such investing, such as blackout periods. Prudential pays Dreyfus a subadvisory fee equal to 0.45% annually of the assets under Dreyfus's management.

     PACIFIC INVESTMENT MANAGEMENT COMPANY

PIMCO is a Delaware general partnership located at 840 Newport Center Drive, Newport Beach, CA 92660. PIMCO is a subsidiary of PIMCO Advisors L.P. ("PIMCO Advisors"), a controlling interest in which recently was acquired by Allianz AG. PIMCO is registered as an investment advisor with the Commission and as a commodity trading advisor with the CFTC. As of December 31, 1999, PIMCO had approximately $186 million in assets. PIMCO is subject to a Code of Ethics that permits personnel to invest in securities, including securities that may be acquired by the Fund. However, the Code imposes a variety of restrictions on such investing, such as blackout periods. Prudential pays PIMCO a subadvisory fee equal to 0.25% annually of the assets under PIMCO's management.

Prudential also serves as the investment adviser to several other investment companies. When investment opportunities arise that may be appropriate for more than one entity for which Prudential serves as investment adviser, Prudential will not favor one over another and may allocate investments among them in an impartial manner believed to be equitable to each entity involved. The allocations will be based on each entity's investment objectives and its current cash and investment positions. Because the various entities for which Prudential acts as investment adviser have different investment objectives and positions, Prudential may from time to time buy a particular security for one or more such entities while at the same time it sells such securities for another.

Prudential is currently considering reorganizing itself into a publicly traded stock company through a process known as "demutualization." On February 10, 1998, the Company's Board of Directors authorized management to take the preliminary steps necessary to allow the Company to demutualize. On July 1, 1998, legislation was enacted in New Jersey that would permit the conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by the Company's Board of Directors, a public hearing, voting by qualified policyholders and regulatory approval. Prudential is working toward completing this process in 2001 and currently expects adoption by the Board of Directors to take place in the latter part of 2000. However, there is no certainty that the demutualization will be completed in this timeframe or that the necessary approvals will be obtained. Also it is possible that after careful review, Prudential could decide not to demutualize or could decide to delay its plans.

PIFM-Advised Portfolios

Prudential Investments Fund Management LLC (PIFM) serves as adviser and manages the business affairs of the following Portfolios of the Fund: SP AIM AGGRESSIVE GROWTH PORTFOLIO, SP AIM GROWTH AND INCOME PORTFOLIO, SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO, SP ALLIANCE LARGE CAP GROWTH PORTFOLIO, SP ALLIANCE TECHNOLOGY PORTFOLIO, SP BALANCED ASSET ALLOCATION PORTFOLIO, SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO, SP DAVIS VALUE PORTFOLIO, SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO, SP LARGE CAP VALUE PORTFOLIO, SP SMALL/MID CAP VALUE PORTFOLIO, SP GROWTH ASSET ALLOCATION PORTFOLIO, SP INVESCO SMALL COMPANY GROWTH PORTFOLIO, SP JENNISON INTERNATIONAL GROWTH PORTFOLIO, SP MFS CAPITAL OPPORTUNITIES PORTFOLIO, SP MFS MID-CAP GROWTH PORTFOLIO, SP PIMCO HIGH YIELD PORTFOLIO, SP PIMCO TOTAL RETURN PORTFOLIO, SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO, AND SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO (THE PIFM-ADVISED PORTFOLIOS). PIFM has responsibility for investment advisory services to the PIFM-Advised Portfolios, and supervises the subadviser that provides day-to-day portfolio management of the PIFM-Advised Portfolios.

PIFM and its predecessors have served as manager or administrator to investment companies since 1987. As of January 31, 2000, PIFM served as the manager to 43 mutual funds, and as manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $74.9 billion.


With respect to each PIFM-Advised Portfolio, PIFM currently charges the following annual advisory fees: 0.84% for the SP Aggressive Growth Asset Allocation Portfolio, 0.95% for the SP AIM Aggressive Growth Portfolio, 0.85% for the SP AIM Growth and Income Portfolio, 0.90% for the SP Alliance Large Cap Growth Portfolio, 1.15% for the SP Alliance Technology Portfolio, 0.75% for the SP Balanced Asset Allocation Portfolio, 0.71% for the SP Conservative Asset Allocation Portfolio, 0.75% for the SP Davis Value Portfolio, 0.90% for the SP Deutsche International Equity Portfolio, 0.80% for the SP Growth Asset Allocation Portfolio, 0.95% for the SP INVESCO Small Company Growth Portfolio, 0.85% for the SP

Jennison International Growth Portfolio, 0.80% for the SP Large Cap Value Portfolio, 0.75% for the SP MFS Capital Opportunities Portfolio, 0.80% for the SP MFS Mid-Cap Growth Portfolio, 0.60% for the SP PIMCO High Yield Portfolio, 0.60% for the SP PIMCO Total Return Portfolio, 0.60% for the SP Prudential U.S. Emerging Growth Portfolio, 0.90% for the SP Small/Mid Cap Value Portfolio, and 0.90% for the SP Strategic Partners Focused Growth Portfolio. For the Asset Allocation Portfolios, the fees quoted above represent a blend of the fees applicable to the constituent Portfolios, plus .05% payable to PIFM.

PIFM pays each subadviser to a PIFM-Advised Portfolio out of the advisory fee that it collects from each PIFM-Advised Portfolio. A description of the subadviser to each PIFM-Advised Portfolio, together with the subadvisory fee that PIFM pays to such subadviser, follows.

PIFM has entered into sub-advisory agreements with the advisers described below. Each sub-advisory agreement provides for the sub-advisor to provide investment advisory services to the various Portfolios. Such advisory services include managing the investment operations and composition of the Portfolios in accordance with the Portfolios' investment objectives, supervising the Portfolios' investments and determining what investments and securities will be purchased, retained, sold or loaned and what portion of the assets will be invested or held uninvested as cash, maintaining and preserving the books and records with respect to transactions, providing the custodian with daily transaction information concerning the Portfolios' assets, and reconciling its records to those of the custodian at least once a month and providing performance reporting.

The sub-advisory agreements may be terminated at any time by the Fund's directors or by a vote of a majority of the outstanding voting securities of the Portfolio, or by PIFM or the sub-advisor at any time on not more than 60 days nor less than 30 days written notice to the parties. The sub-advisory agreements terminate automatically in the event of assignment.

A I M Capital Management, Inc.


A I M Capital Management, Inc. (A I M Capital) serves as the sub-advisor to the SP AIM Aggressive Growth and SP AIM Growth and Income Portfolios. A I M Capital is a wholly owned subsidiary of A I M Management Group Inc.("A I M Management"), a holding company that has been engaged in the financial services business since 1976. The address of A I M Capital is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. A I M Management is subject to a Code of Ethics that permits personnel to invest in securities, including securities that may be acquired by the Fund. However, the Code imposes a variety of restrictions on such investing, such as blockout periods.


For the services performed, A I M Capital will be compensated by PIFM at the annual percentage of the average daily net assets of the Portfolios as described below:


                                    Fee rate
                                    --------

SP AIM Aggressive Growth Portfolio           SP AIM Growth and Income Portfolio

 .60% first $200 million                      .55% first $500 million
 .55% over $200 million                       .50% over $500 million

This fee will be computed daily and paid quarterly.

ALLIANCE CAPITAL MANAGEMENT L.P.


Alliance Capital Management L.P., a New York Stock Exchange listed company with principal offices at 1345 Avenue of the Americas, New York, New York serves as the sub-advisor to the SP Alliance Large Cap Growth, SP Alliance Technology Portfolios and the SP Strategic Partners Focused Growth Portfolio. Alliance Capital Management L.P. is subject to a Code of Ethics that permits personnel to invest in securities, including securities that may be acquired by the Fund. However, the Code imposes a variety of restrictions on such investing such as blackout periods.


                     SP Alliance Large Cap Growth Portfolio

Asset Level                                                     Fee Rate
-----------                                                     --------

First $500 million                                                .60%
Assets in excess of $500 million                                  .50%

                 SP Strategic Partners Focused Growth Portfolio

Asset Level                                                     Fee Rate
-----------                                                     --------

First $ 1 billion                                                 .60%
Assets in excess of $1 billion                                    .55%

SP Alliance Technology Portfolio:  0.75% of assets

These fees will be computed daily and paid quarterly.

DAVIS SELECTED ADVISERS, LP

Davis Selected Advisers, LP serves as the sub-advisor to the SP Davis Value Portfolio. The sub-advisor is located at 2949 East Elvira Road, Tucson, Arizona 85706. Venture Advisers is the sub-adviser's sole general partner. Davis Selected Advisers, L.P. is subject to a Code of Ethics that permits personnel to invest in securities, including securities that may be acquired by the Fund. However, the Code imposes a variety of restrictions on such investing, such a blackout period.

PIFM compensates Davis Selected Advisers for the services provided and the expenses assumed pursuant to the subadvisory agreement at an annual rate expressed as a percent of the average daily net assets of the Portfolio as follows:



Asset Level                                                  Fee rate
$0 to $100 million                                           .45%
above $100 to $500 million                                   .40%
above $500 million                                           .35%

This fee will be computed daily and paid quarterly.

BANKERS TRUST COMPANY


Bankers Trust Company, with headquarters at 130 Liberty Street, New York, New York 10006, acts as the sub-advisor to the SP Deutsche International Equity Portfolio. Bankers trust is an indirect wholly-owned subsidiary of Deutsche International Bank AG. Deutsche Asset Management is subject to a Code of Ethics that permits personnel to invest in securities, including securities that may be acquired by the Fund. However, the Code imposes a variety of restrictions on such investing, such as blackout periods.


Asset Level                                                     Fee Rate
-----------                                                     --------

First $500 million                                                .55%
Assets exceeding $500 million                                     .50%

These fees are computed daily and paid quarterly.

FIDELITY MANAGEMENT AND RESEARCH COMPANY


Fidelity Management & Research Company (FMR) is the sub-advisor to the SP Large Cap Value and SP Small/Mid Cap Value Portfolios. The address of FMR is 82 Devonshire Street, Boston MA 02109. Fidelity Investments is subject to a Code of Ethics that permits personnel to invest in securities, including securities that may be acquired by the Fund. However, the Code imposes a variety of restrictions on such investing, such as preclearance of any trade in a reportable security.


PIFM will compensate FMR for the services provided and the expenses assumed pursuant to the subadvisory agreement at an annual rate expressed as a percent of the average daily net assets of the Portfolios as follows:

                                    Fee rate

Asset Level                              SP Large Cap Value Portfolio           SP Small/Mid Cap Value Portfolio

First $250 million                       .50%                                   .55%
Next $500 million                        .45%                                   .50%
Over $750 million                        .35%                                   .40%

This fee will be computed daily and paid quarterly.

INVESCO FUNDS GROUP, INC.


INVESCO Funds Group, Inc. (INVESCO), located at 7800 East Union Avenue, Denver, Colorado, is the sub-advisor of the SP INVESCO Small Company Growth Portfolio. INVESCO is a subsidiary of AMVESCAP PLC, an investment management company that manages more than $392 billion in assets worldwide. AMVESCAP is based in London, with money managers located in Europe, North and South America and the Far East. INVESCO Funds Group, Inc. is subject to a Code of Ethics that permits personnel to invest in securities, including securities that may be acquired by the Fund. However, the Code imposes a variety of restrictions on such investing, such as blackout periods.


PIFM will compensate INVESCO for the services provided and the expenses assumed pursuant to the subadvisory agreement at an annual rate expressed as a percent of the average daily net assets of the Portfolio as follows:

Asset Level                                             Fee Rate
$0 to $250 million                                      .55%
above $250 to $500 million                              .52%
above $500 million                                      .47%

This fee will be computed daily and paid quarterly.

JENNISON ASSOCIATES LLC


Jennison Associates LLC (Jennison), a wholly owned subsidiary of PIC, is the sub-adviser to the SP Jennison International Growth Portfolio, the SP Strategic Partners Focused Growth Portfolio, and the SP Prudential U.S. Emerging Growth Portfolios. Jennison is located at 466 Lexington Avenue, New York, New York 10017. Jennison Associates LLC is subject to a Code of Ethics that permits personnel to invest in securities, including securities that may be acquired by the Fund. However, the Code imposes a variety of restrictions on such investing, such as blackout periods.


PIFM compensates Jennison for the services provided and the expenses assumed pursuant to the Subadvisory Agreement for the SP Jennison International Growth Portfolio at an annual rate expressed as a percent of the average daily net assets of the Portfolio as follows:

Asset level                                                Fee rate
-----------                                                --------

$0 to $300 million                                           .60%
Above $300 million and up to $1.5 billion                    .50%
over $1.5 billion                                            .45%

As sub-adviser to the SP Strategic Partners Focused Growth Portfolio, Jennison will be compensated at an annual rate expressed as a percent of the average daily net assets of the Portfolio as follows:


Assets                                                       Fee
-----------                                                --------
$0 to $300 million                                           .30%
above $300 million                                           .25%

For the SP Prudential U.S. Emerging Growth Portfolio, PIFM will charge an advisory fee of 0.60%, which it will split equally with Jennison.


These fees will be computed daily and paid quarterly. In 2000, Jennison is expected to begin to subadvise Fund equity Portfolios that historically have been subadvised by PIC. Generally, Jennison's subadvisory fee for those Portfolios will equal one-half of the overall management fee.

MASSACHUSETTS FINANCIAL SERVICES COMPANY


MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), located at 500 Boylston Street, Boston MA, acts as sub-adviser to the SP MFS Capital Opportunities and SP MFS Mid-Cap Growth Portfolios. MFS is an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada Inc., a publicly owned insurance and financial services company. MFS is subject to a Code of Ethics that permits personnel to invest in securities, including securities that may be acquired by the Fund. However, the Code imposes a variety of restrictions on such investing, such as blackout periods.


PIFM compensates MFS for the services provided and the expenses assumed pursuant to the Subadvisory Agreement at an annual rate expressed as a percent of the average daily net assets of the Portfolios as follows:

Asset level                                                 Fee rate
-----------                                                 --------
$0 to $300 million                                           .40%
above $300 to $600 million                                   .375%
above $600 million to $900 million                           .350%
above $900 million to $1.5 billion                           .325%
over $1.5 billion                                            .250%

This fee will be computed daily and paid quarterly.

PACIFIC INVESTMENT MANAGEMENT COMPANY


Pacific Investment Management Company ("PIMCO") is the sub-advisor for the SP PIMCO High Yield and SP PIMCO Total Return Portfolios. PIMCO is located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660 and is a subsidiary of PIMCO Advisors L.P. PIMCO is subject to a Code of Ethics that permits personnel to invest in securities, including securities that may be acquired by the Fund. However, the Code imposes a variety of restrictions on such investing, such as a preclearance requirement.


PIFM will compensate PIMCO for the services performed and the expenses assumed at the annual rate of .25% of the average daily net assets of each Portfolio. This fee will be computed daily and paid quarterly.

                                           Fee Rate

PIMCO Total Return                          0.25%

PIMCO High Yield                            0.25%

All of these Portfolios are new. These sub-advisors have not yet been paid any subadvisory fee.

II.  DISTRIBUTION ARRANGEMENTS

Prudential Investment Management Services LLC ("PIMS"), a direct wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Fund by distributing Fund shares on a continuous basis. PIMS is a limited liability corporation organized under Delaware law in 1996. PIMS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. PIMS' principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Since the Fund's shares do not carry any sales load, no part of any sales load is paid to PIMS for its distribution services to the Fund.

The Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the Plan) in respect of Class II of each Portfolio. The expenses incurred under the Plan include commissions and account servicing fees paid to, or on account of, insurers or their agents who sell Class II shares, advertising expenses, indirect and overhead costs of the Fund's underwriter associated with the sale of Class II shares. Under the Plan, the Fund pays PIMS 0.25 of 1% of the average net assets of the Class II shares.

The Class II Plan will continue in effect from year to year, upon annual approval by a vote of the Fund's Board of Directors, including a majority vote of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "12b-1 Directors"). The Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of Class II. The Plan may not be amended to materially increase the amounts payable thereunder without shareholder approval.

III. Code of Ethics


The Board of Directors of the Fund has adopted a Code of Ethics. In addition, Prudential, PIC, PIMS, and Jennison have each adopted a Code of Ethics (the "Codes"). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes of Ethics of each sub-adviser are discussed above, under "PIFM--Advised Portfolios." The Codes are on public file with, and are available from, the Commission.


                      OTHER INFORMATION CONCERNING THE FUND

I. INCORPORATION AND AUTHORIZED STOCK

The Fund was incorporated under Maryland law on November 15, 1982. As of the date of this SAI, the shares of capital stock are divided into seventy-four classes: Conservative Balanced Portfolio Capital Stock--Class I, Conservative Balanced Portfolio Capital Stock--Class II, Diversified Bond Portfolio Capital Stock--Class I, Diversified Bond Portfolio Capital Stock--Class II, Diversified Conservative Growth Portfolio Capital Stock--Class I, Diversified Conservative Growth Portfolio Capital Stock--Class II, Equity Portfolio Capital Stock--Class I, Equity Portfolio Capital Stock--Class II, Equity Income Portfolio Capital Stock--Class I, Equity Income Portfolio Capital Stock--Class II, Flexible Managed Portfolio Capital Stock--Class I, Flexible Managed Portfolio Capital Stock--Class II, Global Portfolio Capital Stock--Class I, Global Portfolio Capital Stock--Class II, Government Income Portfolio Capital Stock--Class I, Government Income Portfolio Capital Stock--Class II, High Yield Bond Portfolio Capital Stock--Class I, High Yield Bond Portfolio Capital Stock--Class II, Money Market Portfolio Capital Stock--Class I, Money Market Portfolio Capital Stock--Class II, Natural Resources Portfolio Capital Stock--Class I, Natural Resources Portfolio Capital Stock--Class II, Prudential Jennison Portfolio Capital Stock--Class I, Prudential Jennison Portfolio Capital Stock--Class II, Small Capitalization Stock Portfolio Capital Stock--Class I, Small Capitalization Stock Portfolio Capital Stock--Class II, SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO--CLASS I, SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO--CLASS II, SP AIM AGGRESSIVE GROWTH PORTFOLIO--CLASS I, SP AIM AGGRESSIVE GROWTH PORTFOLIO--CLASS II, SP AIM GROWTH AND INCOME PORTFOLIO--CLASS I, SP AIM GROWTH AND INCOME PORTFOLIO -CLASS II, SP ALLIANCE LARGE CAP GROWTH PORTFOLIO--CLASS I, SP ALLIANCE LARGE CAP GROWTH PORTFOLIO--CLASS II, SP ALLIANCE TECHNOLOGY PORTFOLIO--CLASS I, SP ALLIANCE TECHNOLOGY PORTFOLIO--CLASS II, SP BALANCED ASSET ALLOCATION PORTFOLIO--CLASS I, SP BALANCED ASSET ALLOCATION PORTFOLIO--CLASS II, SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO--CLASS I, SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO--CLASS II, SP DAVIS VALUE PORTFOLIO--CLASS I, SP DAVIS VALUE PORTFOLIO--CLASS II, SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO--CLASS I, SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO--CLASS II, SP GROWTH ASSET ALLOCATION PORTFOLIO--CLASS I, SP GROWTH ASSET ALLOCATION PORTFOLIO--CLASS II, SP INVESCO SMALL COMPANY GROWTH PORTFOLIO--CLASS I, SP INVESCO SMALL COMPANY GROWTH PORTFOLIO--CLASS II, SP JENNISON INTERNATIONAL GROWTH PORTFOLIO--CLASS I, SP JENNISON INTERNATIONAL GROWTH PORTFOLIO--CLASS II, SP LARGE CAP VALUE PORTFOLIO--CLASS I, SP LARGE CAP VALUE PORTFOLIO--CLASS II, SP MFS CAPITAL OPPORTUNITIES PORTFOLIO--CLASS I, SP MFS CAPITAL OPPORTUNITIES PORTFOLIO--CLASS II, SP MFS MID-CAP GROWTH PORTFOLIO--CLASS I, SP MFS MID CAP GROWTH PORTFOLIO--CLASS II, SP PIMCO HIGH YIELD PORTFOLIO--CLASS I, SP PIMCO HIGH YIELD PORTFOLIO--CLASS II, SP PIMCO TOTAL RETURN PORTFOLIO--CLASS I, SP PIMCO TOTAL RETURN PORTFOLIO--CLASS II, SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO--CLASS I, SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO--CLASS II, SP SMALL/MID CAP VALUE PORTFOLIO--CLASS I, SP SMALL/MID CAP VALUE PORTFOLIO--CLASS II, SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO--CLASS I, SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO--CLASS II, Stock Index Portfolio Capital Stock--Class I, Stock Index PortfoliO Capital Stock--Class II, 20/20 Focus Portfolio Capital Stock--Class I, 20/20 Focus Portfolio Capital Stock--Class II, Zero Coupon Bond 2000 Portfolio Capital Stock--Class I,

Zero Coupon Bond 2000 Portfolio Capital Stock--Class II, Zero Coupon Bond 2005 Portfolio Capital Stock--Class I and Zero Coupon Bond 2005 Portfolio Capital Stock--Class II.

Each class of shares of each Portfolio represents an interest in the same assets of the Portfolio and is identical in all respects except that: (1) Class II shares are subject to distribution and administration fees whereas Class I shares are not; (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interest of one class differs from the interests of any class; and (3) each class is offered to a limited group of investors.

The shares of each class, when issued, will be fully paid and non-assessable, will have no conversion or similar rights, and will be freely transferable. Each share of each class is equal as to earnings, assets and voting privileges. Class II bears the expenses related to the distribution of its shares. In the event of liquidation, each share of a Portfolio is entitled to its portion of all of the Portfolio's assets after all debts and expenses of the Portfolio have been paid. Since Class II shares bear distribution and administration expenses, the liquidation proceeds to Class II shareholders are likely to be lower than to Class I shareholders, whose shares are not subject to any distribution or administration fees.

From time to time, Prudential has purchased shares of the Fund to provide initial capital and to enable the Portfolios to avoid unrealistically poor investment performance that might otherwise result because the amounts available for investment are too small. Prudential will not redeem any of its shares until a Portfolio is large enough so that redemption will not have an adverse effect upon investment performance. Prudential will vote its shares in the same manner and in the same proportion as the shares held by the separate accounts that invest in the Fund, which in turn, are generally voted in accordance with instructions from Contract owners.

II. PORTFOLIO TRANSACTIONS AND BROKERAGE

Prudential and PIFM, as the advisers to their respective Portfolios, are responsible for overseeing decisions to buy and sell securities, options on securities and indexes, and futures and related options for the Fund. Broker-dealers may receive brokerage commissions on Portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities Incorporated, an indirect wholly-owned subsidiary of Prudential (PSI).

Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with PSI in any transaction in which PSI acts as principal. Thus, it will not deal with PSI if execution involves PSI's acting as principal with respect to any part of the Fund's order.

Portfolio securities may not be purchased from any underwriting or selling syndicate of which PSI, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act) except in accordance with rules of the SEC. This limitation, in the opinion of the Fund, will not significantly affect the Portfolios' current ability to pursue their respective investment objectives. However, in the future it is possible that the Fund may under other circumstances be at a disadvantage because of this limitation in comparison to other funds not subject to such a limitation.

In placing orders for portfolio securities of the Fund, Prudential's and PIFM's overriding objective is to obtain the best possible combination of price and execution. Prudential and PIFM seek to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that Prudential and PIFM may consider in selecting a particular broker, dealer or futures commission merchant firms are: knowledge of negotiated commission rates currently available and other transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the knowledge of the financial stability of the firms; the knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction. The greater a Portfolio's portfolio turnover (i.e., purchases or sales of securities), the greater the Portfolio's "other expenses" are likely to be.

When Prudential and PIFM select a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research oriented computer-software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of Prudential's and PIFM's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account may be used in managing other accounts, and not all of these services may be used in connection with the Fund.

PSI (or a broker-dealer affiliated with a subadviser of the Fund) may act as a securities broker or futures commission merchant for the Fund. In order for PSI or such other broker-dealer to effect any transactions for the Portfolios, the commissions received by PSI or such other broker-dealer must be reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow PSI or such other broker-dealer to receive no more than the remuneration that would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the directors who are not "interested" persons, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to PSI or such other broker-dealer are consistent with the foregoing standard.

For the years ended December 31, 1999, 1998, and 1997, the Portfolios paid the following amounts in brokerage commissions:

                       COMMISSIONS PAID BY THE PORTFOLIOS
                          YEAR ENDED DECEMBER 31, 1999

                                                                       % OF
                                 AGGREGATE          COMMISSIONS     COMMISSIONS
  PORTFOLIO                     COMMISSIONS         PAID TO PSI     PAID TO PSI
  ---------                     -----------         -----------     -----------
Conservative Balanced            $  280,871             $ 2,600           .93%
Equity                            2,503,195             319,224         12.75%
Equity Income                     1,751,497              69,381          3.96%
Flexible Managed                    782,063              10,257          1.31%
High Yield                           11,184                   0          0.00%
Natural Resources                   467,448               3,431           .73%
Prudential Jennison               1,843,765             188,075         10.20%
Small Cap Stock                     258,130                   0          0.00%
Stock Index                         161,051                   0          0.00%
Total                            $8,059,204            $592,968
                                 ==========            ========

                       COMMISSIONS PAID BY THE PORTFOLIOS
                          YEAR ENDED DECEMBER 31, 1998

                                                                       % OF
                                 AGGREGATE           COMMISSION      COMMISSIONS
  PORTFOLIO                     COMMISSIONS          PAID TO PSI     PAID TO PSI
  ---------                     -----------          -----------     -----------
Conservative Balanced           $ 1,320,049            $ 32,490          2.46%
Equity                            3,861,374             294,641          7.63%
Equity Income                     1,808,503             160,840          8.89%
Flexible Managed                  2,176,922             103,021          4.73%
Global                            1,891,928              14,247          0.75%
High Yield Bond                       6,770                   0          0.00%
Natural Resources                   331,482               1,800          0.54%
Prudential Jennison                 936,449              56,980          6.08%
Small Cap Stock                     249,010                   0          0.00%
Stock Index                         180,781                   0          0.00%
  Total                         $12,763,268            $664,019
                                ===========            ========

                       COMMISSIONS PAID BY THE PORTFOLIOS
                          YEAR ENDED DECEMBER 31, 1997

                                                                        % OF
                                 AGGREGATE           COMMISSION      COMMISSIONS
  PORTFOLIO                     COMMISSIONS          PAID TO PSI     PAID TO PSI
  ---------                     -----------          -----------     -----------
Diversified Bond                 $   54,863            $      0          0.00%
Government Income                     4,971                   0          0.00%
Conservative Balanced             3,338,897             256,752          7.69%
Flexible Managed                  6,544,428             428,008          6.54%
High Yield Bond                      47,273                   0          0.00%
Stock Index                         200,865                   0          0.00%
Equity Income                     2,241,887             198,726          8.86%
Equity                            1,823,705             189.498         10.39%
Prudential Jennison                 484,086                   0          0.00%
Small Capitalization Stock          227,781                   0          0.00%
Global                            2,055,319               7,621          0.37%
Natural Resources                   569,768                 132          0.02%
  Total                         $17,593,843          $1,080,737
                                ===========          ==========


For 1999, the percentage of the aggregate dollar amount of transactions effected through PSI on a Portfolio basis was:

                                          PERCENTAGE OF AGGREGATE DOLLAR AMOUNT
       PORTFOLIO                          OF TRANSACTIONS EFFECTED THROUGH PSI
       ---------                          ------------------------------------
      Conservative Balanced                                .13%
      Equity                                               .11%
      Equity Income                                        .18%
      Flexible Managed                                     .13%
      Natural Resources                                    .75%
      Prudential Jennison                                  .08%

III. TAXATION OF THE FUND

The Fund intends to qualify as regulated investment company under Subchapter M of the Internal Code of 1986, as amended (the "Code"). The Fund generally will not be subject to federal income tax to the extent it distributes to shareholders its net investment income and net capital gains in the manner required by the Code. There is a 4% excise tax on the undistributed income of a regulated investment company if that company fails to distribute the required percentage of its net investment income and net capital gains. The Fund intends to employ practices that will eliminate or minimize this excise tax.

Federal tax law requires that the assets underlying variable contracts, including the Fund, meet certain diversification requirements. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable.

Some foreign securities purchased by the Portfolios may be subject to foreign taxes which could reduce the return on those securities.

This is a general and brief summary of the tax laws and regulations applicable to the Fund. The law and regulations may change. You should consult a tax adviser for complete information and advice.

IV. CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company (State Street), 127 West 10th Street, Kansas City, MO 64105-1716, is the custodian of the assets held by all the Portfolios. State Street is also the custodian of the assets held in connection with repurchase agreements entered into by the Portfolios, and is authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system of the Federal Reserve Bank with respect to securities held by these Portfolios. State Street employs subcustodians, who were approved in accordance with regulations of the SEC, for the purpose of providing custodial service for the Fund's foreign assets held outside the United States. The transfer agent is Prudential Mutual Fund Series LLC (PMFS), Raritan Plaza One, Edison, NJ 08837. For performance by PMFS pursuant to the Transfer Agency and Service Agreement, the Fund pays to PMFS an annual fee of $125,000 and certain out-of-pocket expense including, but not limited to; postage, stationery, printing, allocable communication costs, microfilm or microfiche, and expense incurred at the specific direction of the Fund.

V. EXPERTS

The financial statements of the Fund as of December 31, 1999 included in this statement of additional information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, NY 10036.

VI. LICENSES

As part of the Investment Advisory Agreement, Prudential has granted the Fund a royalty-free, non-exclusive license to use the words "The Prudential" and "Prudential" and its registered service mark of a rock representing the Rock of Gibraltar. However, Prudential may terminate this license if Prudential or a company controlled by it ceases to be the Fund's investment adviser. Prudential may also terminate the license for any other reason upon 60 days' written notice; but, in this event, the Investment Advisory Agreement shall also terminate 120 days following receipt by the Fund of such notice, unless a majority of the outstanding voting securities of the Fund vote to continue the Agreement notwithstanding termination of the license.

The Fund is not sponsored, endorsed, sold or promoted by Standard & Poors ("S&P"). S&P makes no representation or warranty, express or implied, to Contract owners or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index or the S&P SmallCap 600 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and the S&P 500 Index. The S&P 500 Index and the S&P SmallCap 600 Index are determined, composed and calculated by S&P without regard to the Fund, the Stock Index Portfolio or the Small Capitalization Stock Portfolio. S&P has no obligation to take the needs of the Fund or the Contract owners into consideration in determining, composing or calculating the S&P 500 Index or the S&P SmallCap 600 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund shares or the timing of the issuance or sale of those shares or in the determination or calculation of the equation by which the shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund shares.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX, THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED AS TO RESULTS TO BE OBTAINED BY THE FUND, CONTRACT OWNERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX, THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

MANAGEMENT OF THE FUND

The names of all directors and major officers of the Fund and the principal occupation of each during the last 5 years are shown below. Unless otherwise stated, the address of each director and officer is 751 Broad Street, Newark, New Jersey 07102-3777.

DIRECTORS OF THE FUND

JOHN R. STRANGFELD*, 46, CHAIRMAN AND PRESIDENT--Executive Vice President, Global Asset Management since 1998; Chief Executive Officer, Private Asset Management Group (PAMG) from 1996 to 1998; President, PAMG, from 1994 to 1996.

SAUL K. FENSTER, 67, DIRECTOR--President of New Jersey Institute of Technology.
Address: 323 Martin Luther King, Jr. Boulevard, Newark, New Jersey 07102.

W. SCOTT MCDONALD, JR., 63, DIRECTOR--Vice President, Kaludis Consulting Group since 1997; 1995 to 1996: Principal, Scott McDonald & Associates. Address: 9 Zamrok Way, Morristown, New Jersey 07960.

JOSEPH WEBER, 76, DIRECTOR--Vice President, Interclass (international corporate learning). Address: 37 Beachmont Terrace, North Caldwell, New Jersey 07006.

OFFICERS WHO ARE NOT DIRECTORS

LEE D. AUGSBURGER, SECRETARY--Assistant General Counsel of Prudential since 1997; prior to 1997, Consultant with Price Waterhouse LLP.

ROBERT F. GUNIA, VICE PRESIDENT--Executive Vice President, Prudential Investments, since 1999; Vice President, Prudential from 1997 to 1999; prior to 1997, Senior Vice President, Prudential Securities Incorporated.

WILLIAM V. HEALEY, ASSISTANT SECRETARY--Vice President and Associate General Counsel of Prudential and Chief Legal Officer of Prudential Investments since 1998; Director, ICI Mutual Insurance Company since 1999; prior to 1998, Associate General Counsel of The Dreyfus Corporation.

DAVID R. ODENATH, JR., VICE PRESIDENT--President, Chief Executive Officer and Chief Operating Officer of Prudential Investments Fund Management LLC (PIFM) since 1999; prior to 1999, Senior Vice President, PaineWebber Group, Inc.

C. CHRISTOPHER SPRAGUE, ASSISTANT SECRETARY--Assistant General Counsel of Prudential since 1994.

GRACE C. TORRES, TREASURER AND PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER--First Vice President of PIFM since 1996; prior to 1996: First Vice President of Prudential Securities Inc.

STEPHEN M. UNGERMAN, ASSISTANT TREASURER--Assistant General Counsel of Prudential since 2000; prior to 2000, Vice President and Tax Director of Prudential Investments; prior to 1996: First Vice President of Prudential Mutual Fund Management, Inc.

----------
*This member of the Board is an interested person of Prudential, its affiliates or the Fund as defined in the 1940 Act. Certain actions of the Board, including the annual continuance of the Investment Advisory Agreement between the Fund and Prudential, must be approved by a majority of the members of the Board who are not interested persons of Prudential, its affiliates or the Fund. Mr. Strangfeld, one of the four members of the Board, is an interested person of Prudential and the Fund, as that term is defined in the 1940 Act, because he is an officer and/or affiliated person of Prudential, the investment advisor to the

Fund. Messrs. Fenster, McDonald, and Weber are not interested persons of Prudential, its affiliates or the Fund. However, Mr. Fenster is President of the New Jersey Institute of Technology. Prudential has issued a group annuity contract to the Institute and provides group life insurance to its employees.

No director or officer of the Fund who is also an officer, director or employee of Prudential or its affiliates is entitled to any remuneration from the Fund for services as one of its directors or officers. A single annual retainer fee of $35,000 is paid to each of the directors who is not an interested person of the Fund for services rendered to five different Prudential mutual funds, including this Fund. (The amount paid in respect of each fund is determined on the basis of the funds' relative average net assets.) The directors who are not interested persons of the Fund are also reimbursed for all expenses incurred in connection with attendance at meetings.

The following table sets forth the aggregate compensation paid by the Fund to the Directors who are not affiliated with Prudential for the fiscal year ended December 31, 1999 and the aggregate compensation paid to such Directors for service on the Fund's Board and the Boards of any other investment companies managed by Prudential for the calendar year ended December 31, 1999. Below are listed all Directors who have served the Fund during its most recent fiscal year.

                               COMPENSATION TABLE

                                                                             PENSION OR                            TOTAL
                                                                             RETIREMENT         ESTIMATED      COMPENSATION
                                                             AGGREGATE        BENEFITS           ANNUAL           RELATED
                                                           COMPENSATION      ACCRUED AS         BENEFITS         TO FUNDS
                                                               FROM        PART OF SERIES         UPON           MANAGED BY
NAME AND POSITION                                           SERIES FUND     FUND EXPENSES      RETIREMENT     PRUDENTIAL (**)
-----------------                                           -----------     -------------      ----------     ---------------
John R. Strangfeld*                                             --               --                --               --
Saul K. Fenster                                               $22,800           None               N/A        $35,000 (5/21)
W. Scott McDonald                                             $22,800           None               N/A        $35,000 (5/21)
Joseph Weber                                                  $22,800           None               N/A        $35,000 (5/21)

----------

* Directors who are "interested" do not receive compensation from Prudential (including the Fund).

** Indicates number of funds and portfolios (including the Fund) to which aggregate compensation relates.

As of April 1, 2000, the Directors and officers of the Fund, as a group, beneficially owned less than one percent of the outstanding shares of the Fund's capital stock.

FUND PERFORMANCE

Performance for each of the Portfolios is set out below. These performance figures do not include the effect of charges imposed by variable insurance contracts investing in the Fund which, when deducted, reduce performance.

For the seven days ended December 31, 1999, the yield and effective yield of Class I shares of Money Market Portfolio were 5.59% and 5.16%, respectively.

For the 1 year, 5 year and 10 year periods ended on December 31, 1999, the average annual return of Class I shares of each Portfolio is set out below.

-----------------------------------------------------------------------------------------------------------------------------------
           CONSERVATIVE BALANCED                            DIVERSIFIED                      DIVERSIFIED CONSERVATIVE GROWTH*
-----------------------------------------------------------------------------------------------------------------------------------
1 yr.           5 yrs         10 yrs         1 yr.         5 yrs          10 yrs        1 yr.         5 yrs          10 yrs
-----------------------------------------------------------------------------------------------------------------------------------
6.69%           12.30%        10.28%         (0.74%)       7.80%          7.69%         N/A           N/A            N/A
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                   EQUITY                                  EQUITY INCOME                             FLEXIBLE MANAGED
-----------------------------------------------------------------------------------------------------------------------------------
1 yr.           5 yrs         10 yrs         1 yr.         5 yrs          10 yrs        1 yr.         5 yrs          10 yrs
-----------------------------------------------------------------------------------------------------------------------------------
12.49%          18.99%        15.08%         12.52%        17.33%         14.06%        7.78%         14.60%         11.77%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
             GLOBAL                      GOVERNMENT INCOME                   HIGH YIELD                     MONEY MARKET
-----------------------------------------------------------------------------------------------------------------------------------
1 yr.       5 yrs      10 yrs     1 yr.      5 yrs      10 yrs    1 yr.      5 yrs      10 yrs     1 yr.      5 yrs     10 yrs
-----------------------------------------------------------------------------------------------------------------------------------
48.27%      22.44%     13.38%     (2.70%)    7.29%      7.09%     4.61%      8.76%      9.78%      4.97%      5.36%     5.18%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
        NATURAL RESOURCE                PRUDENTIAL JENNISON          SMALL CAPITALIZATION STOCK              STOCK INDEX
-----------------------------------------------------------------------------------------------------------------------------------
1 yr.       5 yrs      10 yrs     1 yr.      5 yrs      10 yrs    1 yr.      5 yrs      10 yrs     1 yr.      5 yrs     10 yrs
-----------------------------------------------------------------------------------------------------------------------------------
45.99%      12.19%     9.03%      41.76%     N/A        N/A       12.68%     N/A        N/A        20.54%     28.14%    17.75%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                20/20 FOCUS                            ZERO COUPON BOND 2000                         ZERO COUPON 2005
-----------------------------------------------------------------------------------------------------------------------------------
1 yr.           5 yrs         10 yrs         1 yr.         5 yrs          10 yrs        1 yr.         5 yrs          10 yrs
-----------------------------------------------------------------------------------------------------------------------------------
N/A             N/A           N/A            2.18%         7.77%          8.00%         (5.66%)       8.99%          8.73%
-----------------------------------------------------------------------------------------------------------------------------------

* The Diversified Conservative Growth and 20/20 Focus Portfolio commenced operations on May 3, 1999, so there is not a full calendar year of performance to report.

AVERAGE AMOUNT TOTAL RETURN

The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for each class.


A Portfolio's "average annual total return" is computed according to a formula prescribed by the SEC expressed as follows:

                                  P(1+T)n = ERV

Where:  P = a hypothetical initial payment of $1,000.
        T = average annual total return.
        n = number of years
        ERV = Ending Redeemable Value (ERV) at the end of 1-, 5- or 10-year period (or fractional portion thereof) of a hypothetical $1,000 investment made at the beginning of 1-, 5-, or 10-year period.

AGGREGATE TOTAL RETURN

The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for each class.

A Portfolio's aggregate total return represents the cumulative change in the value of an investment in the Portfolio for the specified period and is computed by the following formula:

                                     ERV-P/P

Where: P = a hypothetical initial payment of $1,000.
       ERV = Ending Redeemable Value (ERV) at the end of 1-, 5- or 10-year period (or fractional portion thereof) of a hypothetical $1,000 investment made at the beginning of 1-, 5-, or 10-year period assuming reinvestment of all dividends and distributions..

The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

A Portfolio's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operation expenses. Consequently, any given performance quotation should not be considered representative of a Portfolio's performance for any specified period in the future.

A Portfolio may include comparative performance information in advertising or marketing the Portfolio's shares. Such performance information may include data from Lipper Inc., Moningstar Publication, Inc. and other industry publications, business periodicals and market indexes.

                              CALCULATION OF YIELD

The Money Market Portfolio may from time to time advertise a current quotation of yield. The yield quoted will be the simple annualized yield for an identified seven calendar day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base period return will be the change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the shares, but excluding any capital changes, divided by the value of the account at the beginning of the base period. The yield will vary as interest rates and other conditions affecting money market instruments change. Yield also depends on the quality, length of maturity and type of instruments in the Portfolio and operating expenses. The Portfolio also may prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized seven-day period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

              Effective yield = [(base period return + 1)365/7] - 1

Comparative performance information may be used from time to time in advertising or marketing the Portfolio's shares, including data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., IBC Financial Data. Inc., The Bank Rate Monitor, other industry publications, business periodicals and market indices.

The Money Market Portfolio's yield fluctuates, and an annualized yield quotation is not a representation by the Portfolio as to what an investment in the Portfolio will actually yield for any given period. Actual yield will depend upon not only changes in interest rates generally during the period in which the investment in the Portfolio is held, but also on changes in the Portfolio's expenses.

                             FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

                        THE PRUDENTIAL SERIES FUND, INC.
                             SCHEDULE OF INVESTMENTS

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                             MONEY MARKET PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
  ASSETS
    Investments, at value (cost:
      $1,328,719,634)..........................   $1,328,719,634
    Cash.......................................           27,534
    Receivable for capital stock sold..........          855,542
    Interest receivable........................       10,419,510
                                                  --------------
      Total Assets.............................    1,340,022,220
                                                  --------------
  LIABILITIES
    Payable for capital stock repurchased......        3,156,075
    Payable to investment adviser..............        1,302,069
    Accrued expenses...........................           89,854
                                                  --------------
      Total Liabilities........................        4,547,998
                                                  --------------
  NET ASSETS...................................   $1,335,474,222
                                                  ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........   $    1,335,474
      Paid-in capital, in excess of par........    1,334,138,748
                                                  --------------
    Net assets.................................   $1,335,474,222
                                                  ==============
    Net asset value and redemption price per
      share, 133,547,422 outstanding shares of
      common stock (authorized 170,000,000
      shares)..................................   $        10.00
                                                  ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 1999
  INVESTMENT INCOME
    Interest...................................  $    58,660,531
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        4,400,851
    Shareholders' reports......................          150,000
    Accounting fees............................           50,000
    Custodian's fees and expenses..............           36,000
    Audit fee and expenses.....................           15,500
    Transfer agent's fees and expenses.........            8,000
    Legal fees and expenses....................            5,000
    Directors' fees............................            4,000
    Miscellaneous..............................            7,850
                                                 ---------------
      Total expenses...........................        4,677,201
    Less: custodian fee credit.................          (22,116)
                                                 ---------------
      Net expenses.............................        4,655,085
                                                 ---------------
    NET INVESTMENT INCOME......................       54,005,446
                                                 ---------------

  NET REALIZED GAIN ON INVESTMENTS.............           10,627
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    54,016,073
                                                 ===============

STATEMENTS OF CHANGES IN NET ASSETS
                                                                      YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                    1999                 1998
                                                              ------------------   -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................   $    54,005,446       $    42,343,388
    Net realized gain on investments........................            10,627                16,489
                                                               ---------------       ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....        54,016,073            42,359,877
                                                               ---------------       ---------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income....................       (54,005,446)          (42,343,388)
    Distributions from net realized capital gains...........           (10,627)              (16,489)
                                                               ---------------       ---------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS.......................       (54,016,073)          (42,359,877)
                                                               ---------------       ---------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [122,718,909 and 76,618,642 shares,
     respectively]..........................................     1,227,189,093           766,186,419
    Capital stock issued in reinvestment of dividends and
     distributions [5,401,607 and 4,235,988 shares,
     respectively]..........................................        54,016,073            42,359,877
    Capital stock repurchased [(86,592,293) and (54,581,645)
     shares, respectively]..................................      (865,922,932)         (545,816,448)
                                                               ---------------       ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
     TRANSACTIONS...........................................       415,282,234           262,729,848
                                                               ---------------       ---------------
  TOTAL INCREASE IN NET ASSETS..............................       415,282,234           262,729,848
  NET ASSETS:
    Beginning of year.......................................       920,191,988           657,462,140
                                                               ---------------       ---------------
    End of year.............................................   $ 1,335,474,222       $   920,191,988
                                                               ===============       ===============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A1

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                           DIVERSIFIED BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
  ASSETS
    Investments, at value (cost:
      $1,297,259,294)..........................   $1,253,503,398
    Cash.......................................              857
    Interest receivable........................       21,864,296
    Receivable for capital stock sold..........           84,272
                                                  --------------
      Total Assets.............................    1,275,452,823
                                                  --------------
  LIABILITIES
    Payable for investments purchased..........       19,689,306
    Payable to investment adviser..............        1,265,637
    Payable for capital stock repurchased......          506,980
    Accrued expenses...........................           83,825
    Due to broker -- variation margin..........           75,125
                                                  --------------
      Total Liabilities........................       21,620,873
                                                  --------------
  NET ASSETS...................................   $1,253,831,950
                                                  ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........   $    1,145,550
      Paid-in capital, in excess of par........    1,248,882,163
                                                  --------------
                                                   1,250,027,713
    Undistributed net investment income........       76,304,703
    Accumulated net realized loss on
      investments..............................      (28,197,726)
    Net unrealized depreciation on
      investments..............................      (44,302,740)
                                                  --------------
    Net assets, December 31, 1999..............   $1,253,831,950
                                                  ==============
    Net asset value and redemption price per
      share, 114,554,992 outstanding shares of
      common stock (authorized 170,000,000
      shares)..................................   $        10.95
                                                  ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 1999
  INVESTMENT INCOME
    Interest...................................  $    81,500,023
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        4,880,364
    Shareholders' reports......................          140,000
    Accounting fees............................          110,000
    Custodian's fees and expenses..............           50,000
    Audit fee and expenses.....................           15,000
    Transfer agent's fees and expenses.........            8,100
    Legal fees and expenses....................            6,000
    Directors' fees............................            4,000
    Miscellaneous..............................           23,769
                                                 ---------------
      Total expenses...........................        5,237,233
    Less: custodian fee credit.................          (41,913)
                                                 ---------------
      Net expenses.............................        5,195,320
                                                 ---------------
  NET INVESTMENT INCOME........................       76,304,703
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain (loss) on:
      Investments..............................      (26,270,908)
      Futures..................................           48,764
                                                 ---------------
                                                     (26,222,144)
                                                 ---------------
    Net change in unrealized depreciation on:
      Investments..............................      (58,177,006)
      Futures..................................         (546,844)
                                                 ---------------
                                                     (58,723,850)
                                                 ---------------
  NET LOSS ON INVESTMENTS......................      (84,945,994)
                                                 ---------------
  NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    (8,641,291)
                                                 ===============

STATEMENTS OF CHANGES IN NET ASSETS
                                                                      YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                    1999                 1998
                                                              ------------------   -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................   $    76,304,703       $    60,710,670
    Net realized gain (loss) on investments.................       (26,222,144)            1,484,118
    Net change in unrealized appreciation
     (depreciation) on investments..........................       (58,723,850)            2,237,978
                                                               ---------------       ---------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS.............................................        (8,641,291)           64,432,766
                                                               ---------------       ---------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income....................                --           (60,939,829)
    Distributions from net realized capital gains...........        (3,302,269)           (3,466,261)
                                                               ---------------       ---------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS.......................        (3,302,269)          (64,406,090)
                                                               ---------------       ---------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [26,987,966 and 29,994,210 shares,
     respectively]..........................................       296,061,460           334,707,738
    Capital stock issued in reinvestment of dividends and
     distributions [298,578 and 5,809,428 shares,
     respectively]..........................................         3,302,269            64,406,090
    Capital stock repurchased [(14,272,876) and (8,361,173)
     shares, respectively]..................................      (156,161,922)          (93,273,532)
                                                               ---------------       ---------------
   NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
  TRANSACTIONS..............................................       143,201,807           305,840,296
                                                               ---------------       ---------------
  TOTAL INCREASE IN NET ASSETS..............................       131,258,247           305,866,972
  NET ASSETS:
    Beginning of year.......................................     1,122,573,703           816,706,731
                                                               ---------------       ---------------
    End of year(a)..........................................   $ 1,253,831,950       $ 1,122,573,703
                                                               ===============       ===============
    (a) Includes undistributed net investment income of:....   $    76,304,703       $            --
                                                               ---------------       ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A2

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                          GOVERNMENT INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
  ASSETS
    Investments, at value
      (cost: $376,159,957).....................   $  360,709,875
    Cash.......................................              631
    Interest receivable........................        4,957,010
    Due from broker -- variation margin........           64,531
    Receivable for capital stock sold..........           11,818
    Receivable for securities lending income...           30,220
                                                  --------------
      Total Assets.............................      365,774,085
                                                  --------------
  LIABILITIES
    Payable for investments purchased..........       29,528,375
    Payable to investment adviser..............          348,979
    Payable for capital stock repurchased......          342,218
    Accrued expenses...........................           73,622
                                                  --------------
      Total Liabilities........................       30,293,194
                                                  --------------
  NET ASSETS...................................   $  335,480,891
                                                  ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........   $      290,443
      Paid-in capital, in excess of par........      327,696,346
                                                  --------------
                                                     327,986,789
    Undistributed net investment income........       22,098,715
    Accumulated net realized gain on
      investments..............................          569,297
    Net unrealized depreciation on
      investments..............................      (15,173,910)
                                                  --------------
    Net assets, December 31, 1999..............   $  335,480,891
                                                  ==============
    Net asset value and redemption price per
      share, 29,044,347 outstanding shares of
      common stock (authorized 65,000,000
      shares)..................................   $        11.55
                                                  ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 1999
  INVESTMENT INCOME
    Interest...................................  $    23,802,779
    Income from securities loaned, net.........            2,510
                                                 ---------------
                                                      23,805,289
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        1,545,837
    Accounting fees............................          105,000
    Shareholders' reports......................           31,000
    Audit fee and expenses.....................           10,000
    Transfer agent's fees and expenses.........            6,100
    Custodian's fees and expenses..............            4,000
    Directors' fees............................            4,000
    Legal fees and expenses....................            2,000
    Miscellaneous..............................            1,043
                                                 ---------------
      Total expenses...........................        1,708,980
    Less: custodian fee credit.................           (2,406)
                                                 ---------------
      Net expenses.............................        1,706,574
                                                 ---------------
  NET INVESTMENT INCOME........................       22,098,715
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain (loss) on:
      Investments..............................          620,241
      Futures..................................          (30,871)
      Short sales..............................           37,448
                                                 ---------------
                                                         626,818
                                                 ---------------
    Net change in unrealized appreciation
      (depreciation) on:
      Investments..............................      (34,039,248)
      Futures..................................          276,172
                                                 ---------------
                                                     (33,763,076)
                                                 ---------------
  NET LOSS ON INVESTMENTS......................      (33,136,258)
                                                 ---------------
  NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   (11,037,543)
                                                 ===============

STATEMENTS OF CHANGES IN NET ASSETS
                                                                      YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                    1999                 1998
                                                              ------------------   -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................   $    22,098,715       $    24,850,570
    Net realized gain on investments........................           626,818             7,136,992
    Net change in unrealized appreciation
     (depreciation) on investments..........................       (33,763,076)            5,393,840
                                                               ---------------       ---------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS.............................................       (11,037,543)           37,381,402
                                                               ---------------       ---------------
  DIVIDENDS AND DISTRIBUTIONS
    Dividends from net investment income....................                --           (24,927,823)
    Distributions in excess of net investment income........                --               (64,303)
                                                               ---------------       ---------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS.......................                --           (24,992,126)
                                                               ---------------       ---------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [1,551,024 and 3,555,442 shares,
     respectively]..........................................        18,087,112            42,216,640
    Capital stock issued in reinvestment of dividends and
     distributions [-0- and 2,122,659 shares,
     respectively]..........................................                --            24,992,126
    Capital stock repurchased [(9,860,838) and (5,610,053)
     shares, respectively]..................................      (114,780,632)          (66,029,147)
                                                               ---------------       ---------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     CAPITAL STOCK TRANSACTIONS.............................       (96,693,520)            1,179,619
                                                               ---------------       ---------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...................      (107,731,063)           13,568,895
  NET ASSETS:
    Beginning of year.......................................       443,211,954           429,643,059
                                                               ---------------       ---------------
    End of year(a)..........................................   $   335,480,891       $   443,211,954
                                                               ===============       ===============
    (a) Includes undistributed net investment income of:....   $    22,098,715       $            --
                                                               ---------------       ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A3

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                        ZERO COUPON BOND 2000 PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
  ASSETS
    Investments, at value (cost:
      $40,812,779).............................   $   41,314,539
    Cash.......................................              998
    Interest receivable........................               38
                                                  --------------
      Total Assets.............................       41,315,575
                                                  --------------
  LIABILITIES
    Payable to investment adviser..............           41,443
    Accrued expenses...........................           21,625
    Payable for capital stock repurchased......           11,308
                                                  --------------
      Total Liabilities........................           74,376
                                                  --------------
  NET ASSETS...................................   $   41,241,199
                                                  ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........   $       31,747
      Paid-in capital, in excess of par........       38,414,973
                                                  --------------
                                                      38,446,720
    Undistributed net investment income........        2,227,728
    Accumulated net realized gain on
      investments..............................           64,991
    Net unrealized appreciation on
      investments..............................          501,760
                                                  --------------
    Net assets, December 31, 1999..............   $   41,241,199
                                                  ==============
    Net asset value and redemption price per
      share, 3,174,688 outstanding shares of
      common stock (authorized 10,000,000
      shares)..................................   $        12.99
                                                  ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 1999
  INVESTMENT INCOME
    Interest...................................  $     2,461,922
                                                 ---------------
  EXPENSES
    Investment advisory fee....................          160,235
    Accounting fees............................           60,000
    Shareholders' reports......................            4,000
    Directors' fees............................            4,000
    Audit fee and expenses.....................            3,400
    Transfer agent's fees and expenses.........            2,000
    Legal fees and expenses....................              200
    Miscellaneous..............................              399
                                                 ---------------
      Total expenses...........................          234,234
    Less: custodian fee credit.................              (40)
                                                 ---------------
      Net expenses.............................          234,194
                                                 ---------------
  NET INVESTMENT INCOME........................        2,227,728
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain on investments...........           64,991
    Net change in unrealized depreciation on
      investments..............................       (1,426,110)
                                                 ---------------
  NET LOSS ON INVESTMENTS......................       (1,361,119)
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $       866,609
                                                 ===============

STATEMENTS OF CHANGES IN NET ASSETS
                                                                      YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                    1999                 1998
                                                              ------------------   -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................   $     2,227,728       $     1,938,449
    Net realized gain on investments........................            64,991               613,189
    Net change in unrealized appreciation
     (depreciation) on investments..........................        (1,426,110)              344,539
                                                               ---------------       ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....           866,609             2,896,177
                                                               ---------------       ---------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income....................                --            (1,944,693)
    Dividends from net realized capital gains...............           (74,885)             (538,304)
                                                               ---------------       ---------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS.......................           (74,885)           (2,482,997)
                                                               ---------------       ---------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [297,406 and 585,974 shares,
     respectively]..........................................         3,825,409             7,538,056
    Capital stock issued in reinvestment of dividends and
     distributions [5,864 and 193,954 shares,
     respectively]..........................................            74,885             2,482,997
    Capital stock repurchased [(283,069) and (898,800)
     shares, respectively]..................................        (3,630,462)          (11,521,310)
                                                               ---------------       ---------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     CAPITAL STOCK TRANSACTIONS.............................           269,832            (1,500,257)
                                                               ---------------       ---------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...................         1,061,556            (1,087,077)
  NET ASSETS:
    Beginning of year.......................................        40,179,643            41,266,720
                                                               ---------------       ---------------
    End of year(a)..........................................   $    41,241,199       $    40,179,643
                                                               ===============       ===============
    (a) Includes undistributed net investment income of:....   $     2,227,728       $            --
                                                               ---------------       ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A4

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                        ZERO COUPON BOND 2005 PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
  ASSETS
    Investments, at value (cost:
      $46,003,252).............................   $   45,477,722
    Cash.......................................              489
    Receivable for capital stock sold..........              719
    Interest receivable........................               43
                                                  --------------
      Total Assets.............................       45,478,973
                                                  --------------
  LIABILITIES
    Payable to investment adviser..............           45,982
    Accrued expenses...........................           22,967
    Payable for capital stock repurchased......            4,746
                                                  --------------
      Total Liabilities........................           73,695
                                                  --------------
  NET ASSETS...................................   $   45,405,278
                                                  ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........   $       35,800
      Paid-in capital, in excess of par........       42,474,941
                                                  --------------
                                                      42,510,741
    Undistributed net investment income........        2,385,057
    Accumulated net realized gain on
      investments..............................        1,035,010
    Net unrealized depreciation on
      investments..............................         (525,530)
                                                  --------------
    Net assets, December 31, 1999..............   $   45,405,278
                                                  ==============
    Net asset value and redemption price per
      share, 3,579,888 outstanding shares of
      common stock (authorized 10,000,000
      shares)..................................   $        12.68
                                                  ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 1999
  INVESTMENT INCOME
    Interest...................................  $     2,647,052
                                                 ---------------
  EXPENSES
    Investment advisory fee....................          179,486
    Accounting fees............................           67,000
    Shareholders' reports......................            5,000
    Directors' fees............................            4,000
    Audit fee and expenses.....................            3,000
    Transfer agent's fees and expenses.........            2,400
    Custodian's fees and expenses..............            2,000
    Miscellaneous..............................               84
                                                 ---------------
      Total expenses...........................          262,970
    Less: custodian fee credit.................             (975)
                                                 ---------------
      Net expenses.............................          261,995
                                                 ---------------
  NET INVESTMENT INCOME........................        2,385,057
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain on investments...........        1,035,010
    Net change in unrealized appreciation
      (depreciation) on investments............       (6,039,140)
                                                 ---------------
  NET LOSS ON INVESTMENTS......................       (5,004,130)
                                                 ---------------
  NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    (2,619,073)
                                                 ===============

STATEMENTS OF CHANGES IN NET ASSETS
                                                                      YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                    1999                 1998
                                                              ------------------   -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................   $     2,385,057       $     2,014,406
    Net realized gain on investments........................         1,035,010                    --
    Net change in unrealized appreciation (depreciation) on
     investments............................................        (6,039,140)            2,497,521
                                                               ---------------       ---------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS.............................................        (2,619,073)            4,511,927
                                                               ---------------       ---------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income....................                --            (2,019,716)
    Distributions from net realized capital gains...........                --               (38,745)
                                                               ---------------       ---------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS.......................                --            (2,058,461)
                                                               ---------------       ---------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [667,362 and 960,834 shares,
     respectively]..........................................         8,629,539            12,526,521
    Capital stock issued in reinvestment of dividends and
     distributions [-0- and 156,052 shares, respectively]...                --             2,058,461
    Capital stock repurchased [(472,837) and (177,614)
     shares, respectively]..................................        (6,108,622)           (2,345,896)
                                                               ---------------       ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
     TRANSACTIONS...........................................         2,520,917            12,239,086
                                                               ---------------       ---------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...................           (98,156)           14,692,552
  NET ASSETS:
    Beginning of year.......................................        45,503,434            30,810,882
                                                               ---------------       ---------------
    End of year(a)..........................................   $    45,405,278       $    45,503,434
                                                               ===============       ===============
    (a) Includes undistributed net investment income of:....   $     2,385,057       $            --
                                                               ---------------       ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A5

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                        CONSERVATIVE BALANCED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
  ASSETS
    Investments, at value (cost:
      $4,474,325,684)..........................   $4,854,781,493
    Cash.......................................        1,422,807
    Receivable for securities lending,
      income...................................        4,689,111
    Interest and dividends receivable..........       42,739,444
    Receivable for investments sold............          166,868
    Receivable for capital stock sold..........           39,860
                                                  --------------
      Total Assets.............................    4,903,839,583
                                                  --------------
  LIABILITIES
    Collateral for securities on loan..........      504,046,862
    Payable to investment adviser..............        6,028,201
    Securities lending rebate payable..........        2,965,737
    Payable for investments purchased..........        2,020,467
    Payable for capital stock repurchased......        1,222,854
    Accrued expenses...........................          290,137
    Due to broker -- variation margin..........          125,094
                                                  --------------
      Total Liabilities........................      516,699,352
                                                  --------------
  NET ASSETS...................................   $4,387,140,231
                                                  ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........   $    2,856,249
      Paid-in capital, in excess of par........    4,013,577,042
                                                  --------------
                                                   4,016,433,291
    Undistributed net investment income........          392,041
    Distributions in excess of net realized
      gain on investments......................       (9,619,315)
    Net unrealized appreciation on
      investments..............................      379,934,214
                                                  --------------
    Net assets, December 31, 1999..............   $4,387,140,231
                                                  ==============
    Net asset value and redemption price per
      share, 285,624,853 outstanding shares of
      common stock (authorized 370,000,000
      shares)..................................   $        15.36
                                                  ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 1999
  INVESTMENT INCOME
    Dividends (net of $286,950 foreign
      withholding tax).........................  $    27,413,849
    Interest...................................      181,248,101
    Income from securities loaned, net.........        1,820,729
                                                 ---------------
                                                     210,482,679
                                                 ---------------
  EXPENSES
    Investment advisory fee....................       25,195,056
    Shareholders' reports......................          493,000
    Accounting fees............................          260,000
    Custodian's fees and expenses..............          210,000
    Audit fee and expenses.....................           45,000
    Legal fees and expenses....................           21,200
    Transfer agent's fees and expenses.........            8,000
    Directors' fees............................            4,000
    Miscellaneous..............................           94,076
                                                 ---------------
      Total expenses...........................       26,330,332
    Less: custodian fee credit.................          (80,190)
                                                 ---------------
      Net expenses.............................       26,250,142
                                                 ---------------
  NET INVESTMENT INCOME........................      184,232,537
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS)ON
  INVESTMENTS
    Net realized gain (loss) on:
      Investments..............................          938,110
      Futures..................................         (493,916)
                                                 ---------------
                                                         444,194
                                                 ---------------
    Net change in unrealized appreciation
      (depreciation) on:
      Investments..............................      114,039,471
      Futures..................................       (3,001,308)
                                                 ---------------
                                                     111,038,163
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      111,482,357
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   295,714,894
                                                 ===============

STATEMENTS OF CHANGES IN NET ASSETS
                                                                      YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                    1999                 1998
                                                              ------------------   -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................   $   184,232,537       $   200,201,254
    Net realized gain on investments........................           444,194           263,079,117
    Net change in unrealized appreciation on investments....       111,038,163            66,472,901
                                                               ---------------       ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....       295,714,894           529,753,272
                                                               ---------------       ---------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income....................      (183,840,496)         (201,150,300)
    Distributions from net realized capital gains...........       (16,406,123)         (284,059,981)
    Distributions in excess of net realized capital gains...        (9,619,315)                   --
                                                               ---------------       ---------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS.......................      (209,865,934)         (485,210,281)
                                                               ---------------       ---------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [3,595,334 and 4,155,780 shares,
     respectively]..........................................        54,694,876            64,306,807
    Capital stock issued in reinvestment of dividends and
     distributions [13,845,674 and 32,017,520 shares,
     respectively]..........................................       209,865,934           485,210,281
    Capital stock repurchased [(49,920,477) and (34,980,138)
     shares, respectively]..................................      (759,229,309)         (542,332,348)
                                                               ---------------       ---------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     CAPITAL STOCK TRANSACTIONS.............................      (494,668,499)            7,184,740
                                                               ---------------       ---------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...................      (408,819,539)           51,727,731
  NET ASSETS:
    Beginning of year.......................................     4,795,959,770         4,744,232,039
                                                               ---------------       ---------------
    End of year (a).........................................   $ 4,387,140,231       $ 4,795,959,770
                                                               ===============       ===============
    (a) Includes undistributed net investment income of.....   $       392,041       $            --
                                                               ---------------       ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A6

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                           FLEXIBLE MANAGED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
  ASSETS
    Investments, at value (cost:
      $5,219,625,332)..........................   $5,631,103,413
    Cash.......................................        2,947,562
    Interest and dividends receivable..........       36,766,337
    Receivable for securities lending income...        3,251,757
    Receivable for investments sold............          488,542
    Receivable for capital stock sold..........            2,875
                                                  --------------
      Total Assets.............................    5,674,560,486
                                                  --------------
  LIABILITIES
    Collateral for securities on loan..........      526,881,461
    Payable to investment adviser..............        7,566,477
    Payable for investments purchased..........        5,161,402
    Payable from broker........................        4,214,978
    Securities lending rebate payable..........        2,877,006
    Payable for capital stock repurchased......        1,500,619
    Due from broker -- variation margin........          598,738
    Accrued expenses...........................          495,510
                                                  --------------
      Total Liabilities........................      549,296,191
                                                  --------------
  NET ASSETS...................................   $5,125,264,295
                                                  ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........   $    2,904,882
      Paid-in capital, in excess of par........    4,494,235,963
                                                  --------------
                                                   4,497,140,845
    Undistributed net investment income........      168,078,194
    Accumulated net realized gain on
      investments..............................       50,083,953
    Net unrealized appreciation on
      investments..............................      409,961,303
                                                  --------------
    Net assets.................................   $5,125,264,295
                                                  ==============
    Net asset value and redemption price per
      share, 290,488,231 outstanding shares of
      common stock (authorized 370,000,000
      shares)..................................   $        17.64
                                                  ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 1999
  INVESTMENT INCOME
    Dividends (net of $611,104 foreign
      withholding tax).........................  $    43,655,429
    Income from securities loaned, net.........        1,727,448
    Interest...................................      155,468,167
                                                 ---------------
                                                     200,851,044
                                                 ---------------
  EXPENSES
    Investment advisory fee....................       31,532,667
    Shareholders' reports......................          577,000
    Accounting fees............................          240,000
    Custodian's fees and expenses..............          225,000
    Audit fee and expenses.....................           47,000
    Legal fees and expenses....................           22,000
    Transfer agent's fees and expenses.........            8,000
    Directors' fees............................            4,000
    Miscellaneous..............................          105,969
                                                 ---------------
      Total expenses...........................       32,761,636
    Less: custodian fee credit.................          (58,367)
                                                 ---------------
      Net expenses.............................       32,703,269
                                                 ---------------
  NET INVESTMENT INCOME........................      168,147,775
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
    Net realized gain on:
      Investments..............................       45,313,528
      Futures..................................       21,714,794
                                                 ---------------
                                                      67,028,322
                                                 ---------------
    Net change in unrealized appreciation
      (depreciation) on:
      Investments..............................      174,886,106
      Futures..................................      (16,638,716)
                                                 ---------------
                                                     158,247,390
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      225,275,712
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   393,423,487
                                                 ===============

STATEMENTS OF CHANGES IN NET ASSETS
                                                                      YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                    1999                 1998
                                                              ------------------   -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................   $   168,147,775       $   177,588,088
    Net realized gain on investments........................        67,028,322           513,883,914
    Net change in unrealized appreciation on investments....       158,247,390          (167,145,159)
                                                               ---------------       ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....       393,423,487           524,326,843
                                                               ---------------       ---------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income....................          (240,137)         (178,186,396)
    Distributions from net realized capital gains...........       (60,930,102)         (552,345,875)
                                                               ---------------       ---------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS.......................       (61,170,239)         (730,532,271)
                                                               ---------------       ---------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [3,138,333 and 4,188,120 shares,
     respectively]..........................................        53,348,688            74,668,669
    Capital stock issued in reinvestment of dividends and
     distributions [3,554,343 and 43,615,212 shares,
     respectively]..........................................        61,170,239           730,532,271
    Capital stock repurchased [(42,922,625) and (38,796,213)
     shares, respectively]..................................      (731,489,268)         (679,156,218)
                                                               ---------------       ---------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     CAPITAL STOCK TRANSACTIONS.............................      (616,970,341)          126,044,722
                                                               ---------------       ---------------
  TOTAL DECREASE IN NET ASSETS..............................      (284,717,093)          (80,160,706)
  NET ASSETS:
    Beginning of year.......................................     5,409,981,388         5,490,142,094
                                                               ---------------       ---------------
    End of year (a).........................................   $ 5,125,264,295       $ 5,409,981,388
                                                               ===============       ===============
    (a) Includes undistributed net investment income of:....   $   168,078,194       $       170,558
                                                               ---------------       ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A7

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                           HIGH YIELD BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
  ASSETS
    Investments, at value (cost:
      $883,301,482)............................   $  798,481,985
    Cash.......................................            8,430
    Interest and dividends receivable..........       18,917,132
    Receivable for security lending income.....           43,150
    Receivable for capital stock sold..........           71,219
    Receivable for investments sold............           71,175
                                                  --------------
      Total Assets.............................      817,593,091
                                                  --------------
  LIABILITIES
    Collateral for securities on loan..........       12,233,400
    Payable for investments purchased..........        1,650,248
    Payable to investment adviser..............        1,101,299
    Payable for capital stock repurchased......          191,678
    Accrued expenses and other liabilities.....          117,195
    Securities lending rebate payable..........           98,721
    Written options outstanding................                3
                                                  --------------
      Total Liabilities........................       15,392,544
                                                  --------------
  NET ASSETS...................................   $  802,200,547
                                                  ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........   $    1,067,107
      Paid-in capital, in excess of par........      853,033,328
                                                  --------------
                                                     854,100,435
    Undistributed net investment income........       84,257,678
    Accumulated net realized loss on
      investments..............................      (51,406,066)
    Net unrealized depreciation on
      investments..............................      (84,751,500)
                                                  --------------
    Net assets, December 31, 1999..............   $  802,200,547
                                                  ==============
    Net asset value and redemption price per
      share, 106,710,720 outstanding shares of
      common stock (authorized 195,000,000
      shares)..................................   $         7.52
                                                  ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 1999
  INVESTMENT INCOME
    Interest...................................  $    83,474,384
    Dividends..................................        5,444,639
    Income from securities loaned, net.........           91,475
                                                 ---------------
                                                      89,010,498
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        4,421,391
    Accounting fees............................          160,000
    Shareholders' reports......................           88,000
    Custodian's fees and expenses..............           48,000
    Audit fee and expenses.....................           24,000
    Legal fees and expenses....................           14,000
    Transfer agent's fees and expenses.........            9,000
    Directors' fees............................            4,000
    Miscellaneous..............................            1,784
                                                 ---------------
      Total expenses...........................        4,770,175
    Less: custodian fee credit.................          (17,355)
                                                 ---------------
      Net expenses.............................        4,752,820
                                                 ---------------
  NET INVESTMENT INCOME........................       84,257,678
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized loss on investments...........      (42,984,475)
    Net change in unrealized depreciation on
      investments..............................       (5,307,921)
                                                 ---------------
  NET LOSS ON INVESTMENTS......................      (48,292,396)
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    35,965,282
                                                 ===============

STATEMENTS OF CHANGES IN NET ASSETS
                                                                      YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                    1999                 1998
                                                              ------------------   -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................   $    84,257,678       $    71,160,362
    Net realized loss on investments........................       (42,984,475)           (2,031,112)
    Net change in unrealized depreciation on investments....        (5,307,921)          (90,371,730)
                                                               ---------------       ---------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS.............................................        35,965,282           (21,242,480)
                                                               ---------------       ---------------
  DIVIDENDS:
    Dividends from net investment income....................        (2,179,668)          (69,715,948)
                                                               ---------------       ---------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [17,182,804 and 42,524,544 shares,
     respectively]..........................................       127,100,943           336,104,252
    Capital stock issued in reinvestment of dividends and
     distributions [291,010 and 9,210,712 shares,
     respectively]..........................................         2,179,668            69,715,948
    Capital stock repurchased [(20,307,030) and (12,010,426)
     shares, respectively]..................................      (150,186,649)          (94,215,879)
                                                               ---------------       ---------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     CAPITAL STOCK TRANSACTIONS.............................       (20,906,038)          311,604,321
                                                               ---------------       ---------------
  TOTAL INCREASE IN NET ASSETS..............................        12,879,576           220,645,893
  NET ASSETS:
    Beginning of year.......................................       789,320,971           568,675,078
                                                               ---------------       ---------------
    End of year(a)..........................................   $   802,200,547       $   789,320,971
                                                               ===============       ===============
    (a) Includes undistributed net investment income of:....   $    84,257,678       $     2,179,668
                                                               ---------------       ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A8

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                             STOCK INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
  ASSETS
    Investments, at value
      (cost: $2,345,486,363)...................   $4,656,162,855
    Cash.......................................           16,660
    Interest and dividends receivable..........        4,103,786
    Receivable for capital stock sold..........        1,023,504
    Receivable for investments sold............          583,564
    Due from broker -- variation margin........          145,000
                                                  --------------
      Total Assets.............................    4,662,035,369
                                                  --------------
  LIABILITIES
    Payable to investment adviser..............        3,371,376
    Payable for investments purchased..........        2,251,707
    Payable for capital stock repurchased......        1,099,090
    Accrued expenses...........................          295,676
                                                  --------------
      Total Liabilities........................        7,017,849
                                                  --------------
  NET ASSETS...................................   $4,655,017,520
                                                  ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........   $    1,047,241
      Paid-in capital, in excess of par........    2,338,932,384
                                                  --------------
                                                   2,339,979,625
    Undistributed net investment income........          315,792
    Accumulated net realized gain on
      investments..............................        1,621,348
    Net unrealized appreciation on
      investments..............................    2,313,100,755
                                                  --------------
    Net assets, December 31, 1999..............   $4,655,017,520
                                                  ==============
    Net asset value and redemption price per
      share, 104,724,109 outstanding shares of
      common stock (authorized 170,000,000
      shares)..................................   $        44.45
                                                  ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 1999
  INVESTMENT INCOME
    Dividends (net of $566,445 foreign
      withholding tax).........................  $    54,524,413
    Interest...................................        5,110,430
                                                 ---------------
                                                      59,634,843
                                                 ---------------
  EXPENSES
    Investment advisory fee....................       14,259,131
    Shareholders' reports......................          550,000
    Custodian's fees and expenses..............          140,000
    Accounting fees............................          131,000
    Audit fee and expenses.....................           40,000
    Legal fees and expenses....................           20,000
    Transfer agent's fees and expenses.........            8,500
    Directors' fees............................            4,000
    Miscellaneous..............................           78,482
                                                 ---------------
      Total expenses...........................       15,231,113
    Less: custodian fee credit.................           (4,650)
                                                 ---------------
      Net expenses.............................       15,226,463
                                                 ---------------
  NET INVESTMENT INCOME........................       44,408,380
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
    Net realized gain on:
      Investments..............................       32,943,947
      Futures..................................       13,251,281
                                                 ---------------
                                                      46,195,228
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................      685,134,062
      Futures..................................       (2,181,112)
                                                 ---------------
                                                     682,952,950
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      729,148,178
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   773,556,558
                                                 ===============

STATEMENTS OF CHANGES IN NET ASSETS
                                                                      YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                    1999                 1998
                                                              ------------------   -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................   $    44,408,380       $    36,771,654
    Net realized gain on investments........................        46,195,228            57,465,213
    Net change in unrealized appreciation on investments....       682,952,950           644,691,671
                                                               ---------------       ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....       773,556,558           738,928,538
                                                               ---------------       ---------------
  DIVIDENDS AND DISTRIBUTIONS
    Dividends from net investment income....................       (44,092,588)          (37,075,916)
    Distributions from net realized capital gains...........       (54,347,010)          (53,566,202)
                                                               ---------------       ---------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS.......................       (98,439,598)          (90,642,118)
                                                               ---------------       ---------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [19,061,602 and 21,945,962 shares,
     respectively]..........................................       768,257,840           739,810,425
    Capital stock issued in reinvestment of dividends and
     distributions [2,357,499 and 2,541,175 shares,
     respectively]..........................................        98,439,598            90,642,118
    Capital stock repurchased [(10,712,263) and (11,483,263)
     shares, respectively]..................................      (434,885,868)         (378,841,199)
                                                               ---------------       ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
     TRANSACTIONS...........................................       431,811,570           451,611,344
                                                               ---------------       ---------------
  TOTAL INCREASE IN NET ASSETS..............................     1,106,928,530         1,099,897,764
  NET ASSETS:
    Beginning of year.......................................     3,548,088,990         2,448,191,226
                                                               ---------------       ---------------
    End of year (a).........................................   $ 4,655,017,520       $ 3,548,088,990
                                                               ===============       ===============
    (a) Included undistributed net investment income of:....   $       315,792       $            --
                                                               ---------------       ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A9

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                            EQUITY INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
  ASSETS
    Investments, at value (cost:
      $1,837,415,249)..........................   $2,079,658,692
    Cash.......................................              857
    Interest and dividends receivable..........        5,934,776
    Receivable for securities lending income...          363,588
    Receivable for capital stock sold..........           72,990
                                                  --------------
      Total Assets.............................    2,086,030,903
                                                  --------------
  LIABILITIES
    Collateral for securities on loan..........       57,973,945
    Payable to investment adviser..............        1,941,452
    Payable for capital stock repurchased......        1,201,032
    Securities lending rebate payable..........          688,567
    Accrued expenses...........................          186,547
                                                  --------------
      Total Liabilities........................       61,991,543
                                                  --------------
  NET ASSETS...................................   $2,024,039,360
                                                  ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........   $    1,036,951
      Paid-in capital, in excess of par........    1,774,194,608
                                                  --------------
                                                   1,775,231,559
    Undistributed net investment income........        3,322,069
    Accumulated net realized gain on
      investments..............................        3,242,289
    Net unrealized appreciation on
      investments..............................      242,243,443
                                                  --------------
    Net assets, December 31, 1999..............   $2,024,039,360
                                                  ==============
    Net asset value and redemption price per
      share, 103,695,100 outstanding shares of
      common stock (authorized 170,000,000
      shares)..................................   $        19.52
                                                  ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 1999
  INVESTMENT INCOME
    Dividends (net of $742,260 foreign
      withholding tax).........................  $    55,616,065
    Interest...................................        2,029,036
    Income from securities loaned, net.........          432,635
                                                 ---------------
                                                      58,077,736
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        8,409,886
    Shareholders' reports......................          214,000
    Accounting fees............................           96,000
    Custodian's fees and expenses..............           80,000
    Audit fee and expenses.....................           22,400
    Transfer agent's fees and expenses.........            8,000
    Legal fees and expenses....................            8,000
    Directors' fees............................            4,000
    Miscellaneous..............................           42,368
                                                 ---------------
      Total expenses...........................        8,884,654
    Less: custodian fee credit.................           (4,606)
                                                 ---------------
      Net expenses.............................        8,880,048
                                                 ---------------
  NET INVESTMENT INCOME........................       49,197,688
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
      Net realized gain on investments.........      196,991,597
      Net change in unrealized appreciation on
        investments............................        1,676,194
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      198,667,791
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   247,865,479
                                                 ===============

STATEMENTS OF CHANGES IN NET ASSETS
                                                                      YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                    1999                 1998
                                                              ------------------   -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................   $    49,197,688       $    56,212,487
    Net realized gain on investments........................       196,991,597           129,490,381
    Net change in unrealized appreciation on investments....         1,676,194          (258,928,963)
                                                               ---------------       ---------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS.............................................       247,865,479           (73,226,095)
                                                               ---------------       ---------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income....................       (47,863,180)          (58,670,537)
    Distributions from net realized capital gains...........      (228,772,711)         (129,895,659)
                                                               ---------------       ---------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS.......................      (276,635,891)         (188,566,196)
                                                               ---------------       ---------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [4,932,597 and 17,968,538
     respectively]..........................................       106,031,268           414,994,376
    Capital stock issued in reinvestment of dividends and
     distributions [14,298,341 and 8,899,832 shares,
     respectively]..........................................       276,635,891           188,566,196
    Capital stock repurchased [(22,475,612) and (10,593,789)
     shares, respectively]..................................      (472,178,202)         (229,203,355)
                                                               ---------------       ---------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     CAPITAL STOCK TRANSACTIONS.............................       (89,511,043)          374,357,217
                                                               ---------------       ---------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...................      (118,281,455)          112,564,926
  NET ASSETS:
    Beginning of year.......................................     2,142,320,815         2,029,755,889
                                                               ---------------       ---------------
    End of year(a)..........................................   $ 2,024,039,360       $ 2,142,320,815
                                                               ===============       ===============
    (a) Includes undistributed net investment income of:....   $     3,322,069       $     1,987,561
                                                               ---------------       ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      A10

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                                EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
  ASSETS
    Investments, at value (cost:
      $4,885,331,050)..........................   $6,235,357,940
    Cash.......................................           58,953
    Interest and dividends receivable..........       11,253,951
    Receivable for capital stock sold..........           94,134
                                                  --------------
      Total Assets.............................    6,246,764,978
                                                  --------------
  LIABILITIES
    Payable to investment adviser..............        6,736,764
    Payable for capital stock repurchased......        2,845,468
    Payable for investments purchased..........        1,326,576
    Accrued expenses...........................          421,231
    Forward currency contracts - amount payable
      to counterparties........................          138,418
    Distribution fee payable...................              174
    Administration fee payable.................              105
                                                  --------------
      Total Liabilities........................       11,468,736
                                                  --------------
  NET ASSETS...................................   $6,235,296,242
                                                  ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........   $    2,157,333
      Paid-in capital, in excess of par........    4,743,333,540
                                                  --------------
                                                   4,745,490,873
    Undistributed net investment income........        2,943,614
    Accumulated net realized gain on
      investments..............................      136,974,864
    Net unrealized appreciation on investments
      and foreign currencies...................    1,349,886,891
                                                  --------------
    Net assets, December 31, 1999..............   $6,235,296,242
                                                  ==============
  CLASS I:
    Net asset value and redemption price per
      share,
      $6,234,976,708 DIVIDED BY 215,722,265
      outstanding shares of common stock
      (authorized 295,000,000 shares)..........   $        28.90
                                                  ==============
  CLASS II:
    Net asset value and redemption price per
      share, $319,534 DIVIDED BY 11,050
      outstanding shares of common stock
      (authorized 5,000,000 shares)............   $        28.92
                                                  ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 1999
  INVESTMENT INCOME
    Dividends (net of $844,442 foreign
      withholding tax).........................  $   112,553,009
    Interest...................................       24,847,638
                                                 ---------------
                                                     137,400,647
                                                 ---------------
  EXPENSES
    Investment advisory fee....................       28,188,640
    Distribution fee - Class II................              358
    Administration fee - Class II..............              215
    Shareholders' reports......................          694,000
    Custodian's fees and expenses..............          212,000
    Accounting fees............................           92,000
    Audit fee and expenses.....................           50,000
    Legal fees and expenses....................           21,000
    Transfer agent's fees and expenses.........            9,000
    Directors' fees............................            4,000
    Miscellaneous..............................          122,035
                                                 ---------------
      Total expenses...........................       29,393,248
    Less: custodian fee credit.................          (23,473)
                                                 ---------------
      Net expenses.............................       29,369,775
                                                 ---------------
  NET INVESTMENT INCOME........................      108,030,872
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain (loss) on:
      Investments..............................      762,125,712
      Foreign currencies.......................           (2,464)
                                                 ---------------
                                                     762,123,248
                                                 ---------------
    Net change in unrealized appreciation
      (depreciation) on:
      Investments..............................     (132,692,386)
      Foreign currencies.......................         (139,868)
                                                 ---------------
                                                    (132,832,254)
                                                 ---------------
  NET GAIN ON INVESTMENTS AND FOREIGN
  CURRENCIES...................................      629,290,994
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   737,321,866
                                                 ===============

STATEMENTS OF CHANGES IN NET ASSETS
                                                                      YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                    1999                 1998
                                                              ------------------   -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................   $   108,030,872       $   114,479,882
    Net realized gain on investments and foreign
     currencies.............................................       762,123,248           766,481,591
    Net change in unrealized appreciation (depreciation) on
     investments and foreign currencies.....................      (132,832,254)         (344,074,909)
                                                               ---------------       ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....       737,321,866           536,886,564
                                                               ---------------       ---------------
  DIVIDENDS AND DISTRIBUTIONS
    Dividends from net investment income....................      (105,056,328)         (115,394,083)
    Distributions from net realized capital gains...........      (737,934,646)         (684,800,016)
                                                               ---------------       ---------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS.......................      (842,990,974)         (800,194,099)
                                                               ---------------       ---------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [8,685,422 and 12,676,785 shares,
     respectively]..........................................       269,993,500           418,548,498
    Capital stock issued in reinvestment of dividends and
     distributions [29,304,589 and 27,106,415 shares,
     respectively]..........................................       842,990,974           800,194,099
    Capital stock repurchased [(33,043,224) and (22,886,073)
     shares, respectively]..................................    (1,019,065,758)         (732,368,459)
                                                               ---------------       ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
     TRANSACTIONS...........................................        93,918,716           486,374,138
                                                               ---------------       ---------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...................       (11,750,392)          223,066,603
  NET ASSETS:
    Beginning of year.......................................     6,247,046,634         6,023,980,031
                                                               ---------------       ---------------
    End of year(a)..........................................   $ 6,235,296,242       $ 6,247,046,634
                                                               ===============       ===============
    (a) Includes undistributed net investment income of:....   $     2,943,614       $       109,952
                                                               ---------------       ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      A11

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                         PRUDENTIAL JENNISON PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
  ASSETS
    Investments, at value
      (cost: $1,878,457,043)...................   $2,770,755,886
    Receivable for capital stock sold..........        3,116,216
    Interest and dividends receivable..........          689,911
                                                  --------------
      Total Assets.............................    2,774,562,013
                                                  --------------
  LIABILITIES
    Payable to investment adviser..............        3,521,607
    Accrued expenses...........................          189,370
    Payable for capital stock repurchased......          183,175
                                                  --------------
      Total Liabilities........................        3,894,152
                                                  --------------
  NET ASSETS...................................   $2,770,667,861
                                                  ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........   $      855,320
      Paid-in capital, in excess of par........    1,828,906,678
                                                  --------------
                                                   1,829,761,998
    Accumulated net realized gain on
      investments..............................       48,607,020
    Net unrealized appreciation on
      investments..............................      892,298,843
                                                  --------------
    Net assets, December 31, 1999..............   $2,770,667,861
                                                  ==============
    Net asset value and redemption price per
      share, 85,531,975 outstanding shares of
      common stock (authorized 110,000,000
      shares)..................................   $        32.39
                                                  ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 1999
  INVESTMENT INCOME
    Dividends (net of $51,404 foreign
      withholding tax).........................  $    10,620,507
    Interest...................................        4,147,465
                                                 ---------------
                                                      14,767,972
                                                 ---------------
  EXPENSES
    Investment advisory fee....................       11,126,560
    Shareholders' reports......................          323,000
    Accounting fees............................           83,000
    Custodian's fees and expenses..............           58,000
    Audit fee and expenses.....................           32,000
    Legal fees and expenses....................           10,000
    Transfer agent's fees and expenses.........            8,000
    Directors' fees............................            4,000
    Miscellaneous expenses.....................           33,257
                                                 ---------------
      Total expenses...........................       11,677,817
    Less: custodian fee credit.................          (10,502)
                                                 ---------------
      Net expenses.............................       11,667,315
                                                 ---------------
  NET INVESTMENT INCOME........................        3,100,657
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS AND FUTURES
    Net realized gain on:
      Investments..............................      147,436,610
      Futures..................................           98,386
                                                 ---------------
                                                     147,534,996
    Net change in unrealized appreciation on
      investments..............................      574,663,580
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      722,198,576
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   725,299,233
                                                 ===============

STATEMENTS OF CHANGES IN NET ASSETS
                                                                      YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                    1999                 1998
                                                              ------------------   -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................   $     3,100,657       $     1,528,070
    Net realized gain on investments........................       147,534,996            24,429,896
    Net change in unrealized appreciation on investments....       574,663,580           237,742,766
                                                               ---------------       ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....       725,299,233           263,700,732
                                                               ---------------       ---------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income....................        (3,100,657)           (1,629,850)
    Distributions from net realized capital gains...........      (109,146,897)          (17,069,906)
                                                               ---------------       ---------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS.......................      (112,247,554)          (18,699,756)
                                                               ---------------       ---------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [46,076,803 and 30,113,536 shares,
     respectively]..........................................     1,238,109,549           619,908,140
    Capital stock issued in reinvestment of dividends and
     distributions [3,815,423 and 849,914 shares,
     respectively]..........................................       112,247,554            18,699,756
    Capital stock repurchased [(14,500,046) and (8,792,029)
     shares, respectively]..................................      (391,470,256)         (180,816,656)
                                                               ---------------       ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
     TRANSACTIONS...........................................       958,886,847           457,791,240
                                                               ---------------       ---------------
  TOTAL INCREASE IN NET ASSETS..............................     1,571,938,526           702,792,216
  NET ASSETS:
    Beginning of year.......................................     1,198,729,335           495,937,119
                                                               ---------------       ---------------
    End of year.............................................   $ 2,770,667,861       $ 1,198,729,335
                                                               ===============       ===============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      A12

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                      SMALL CAPITALIZATION STOCK PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
  ASSETS
    Investments, at value (cost:
      $408,381,016)............................   $  444,888,674
    Cash.......................................          407,528
    Receivable for capital stock sold..........          280,209
    Interest and dividends receivable..........          217,466
    Due from broker -- variation margin........          145,400
    Receivable for investments sold............           22,612
    Receivable for securities lending income...           11,340
                                                  --------------
      Total Assets.............................      445,973,229
                                                  --------------
  LIABILITIES
    Collateral for Securities on loan..........        7,616,100
    Payable to investment adviser..............          402,165
    Payable for capital stock repurchased......          347,885
    Accrued expenses...........................           65,538
    Securities lending rebate payable..........           47,852
                                                  --------------
      Total Liabilities........................        8,479,540
                                                  --------------
  NET ASSETS...................................   $  437,493,689
                                                  ==============
    Net assets were comprised of:
      Common stock, at $.01 par value..........   $      269,165
      Paid-in capital, in excess of par........      373,910,304
                                                  --------------
                                                     374,179,469
    Undistributed net investment income........        2,620,452
    Accumulated net realized gain on
      investments..............................       23,381,460
    Net unrealized appreciation on
      investments..............................       37,312,308
                                                  --------------
    Net assets, December 31, 1999..............   $  437,493,689
                                                  ==============
    Net asset value and redemption price per
      share (26,916,478 outstanding shares of
      common stock, authorized 70,000,000
      shares)..................................   $        16.25
                                                  ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 1999
  INVESTMENT INCOME
    Dividends (net of $1,567 foreign
      withholding tax).........................  $     3,359,816
    Interest...................................          839,685
    Interest from securities loaned, net.......           98,182
                                                 ---------------
                                                       4,297,683
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        1,504,880
    Accounting fees............................           50,000
    Shareholders' reports......................           48,000
    Audit fee and expenses.....................           15,000
    Custodian's fees and expenses..............           15,000
    Transfer agent fees and expenses...........            7,000
    Directors' fees............................            4,000
    Legal fees and expenses....................            2,000
    Miscellaneous..............................           37,508
                                                 ---------------
      Total expenses...........................        1,683,388
    Less: custodian fee credit.................           (6,157)
                                                 ---------------
      Net expenses.............................        1,677,231
                                                 ---------------
  NET INVESTMENT INCOME........................        2,620,452
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
    Net realized gain on:
      Investments..............................       24,523,343
      Futures..................................        1,700,340
                                                 ---------------
                                                      26,223,683
                                                 ---------------
    Net change in unrealized appreciation
      (depreciation) on:
      Investments..............................       22,969,802
      Futures..................................       (1,225,300)
                                                 ---------------
                                                      21,744,502
                                                 ---------------
  NET GAIN ON INVESTMENTS......................       47,968,185
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    50,588,637
                                                 ===============

STATEMENTS OF CHANGES IN NET ASSETS
                                                                      YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                    1999                 1998
                                                              ------------------   -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................   $     2,620,452       $     1,764,439
    Net realized gain on investments........................        26,223,683            22,873,920
    Net change in unrealized appreciation on investments....        21,744,502           (24,817,869)
                                                               ---------------       ---------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS.............................................        50,588,637              (179,510)
                                                               ---------------       ---------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income....................         --                   (1,831,259)
    Distributions from net realized capital gains...........        (6,897,212)          (21,572,922)
                                                               ---------------       ---------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS.......................        (6,897,212)          (23,404,181)
                                                               ---------------       ---------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [8,615,063 and 7,528,693 shares,
     respectively]..........................................       122,618,563           113,481,559
    Capital stock issued in reinvestment of dividends and
     distributions [506,032 and 1,637,984 shares,
     respectively]..........................................         6,897,212            23,404,181
    Capital stock repurchased [(6,702,620) and (2,891,548)
     shares, respectively]..................................       (96,099,149)          (43,226,325)
                                                               ---------------       ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
     TRANSACTIONS...........................................        33,416,626            93,659,415
                                                               ---------------       ---------------
  TOTAL INCREASE IN NET ASSETS..............................        77,108,051            70,075,724
  NET ASSETS:
    Beginning of year.......................................       360,385,638           290,309,914
                                                               ---------------       ---------------
    End of year(a)..........................................   $   437,493,689       $   360,385,638
                                                               ===============       ===============
    (a) Includes undistributed net investment income of:....   $     2,620,452       $            --
                                                               ---------------       ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      A13

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                                GLOBAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
  ASSETS
    Investments, at value
      (cost: $724,163,895).....................   $1,275,662,478
    Foreign currency, at value
      (cost: $36,813,796)......................       36,614,585
    Cash.......................................              698
    Unrealized appreciation on interest rate
      swap.....................................        1,387,252
    Dividends and interest receivable..........          756,583
    Receivable for capital stock sold..........          405,725
                                                  --------------
      Total Assets.............................    1,314,827,321
                                                  --------------
  LIABILITIES
    Payable to investment purchased............       13,386,766
    Payable for investments adviser............        2,083,472
    Payable for capital stock repurchased......          753,737
    Accrued expenses and other liabilities.....          289,258
                                                  --------------
      Total Liabilities........................       16,513,233
                                                  --------------
  NET ASSETS...................................   $1,298,314,088
                                                  ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........   $      419,131
      Paid-in capital, in excess of par........      651,981,706
                                                  --------------
                                                     652,400,837
    Distributions in excess of net investment
      income...................................          (31,563)
    Accumulated net realized gain on
      investments..............................       93,212,412
    Net unrealized appreciation on investments
      and foreign currencies...................      552,732,402
                                                  --------------
    Net assets, December 31, 1999..............   $1,298,314,088
                                                  ==============
    Net asset value and redemption price per
      share of 41,913,089 outstanding shares of
      common stock (authorized 70,000,000
      shares)..................................   $        30.98
                                                  ==============

STATEMENT OF OPERATIONS
December 31, 1999
  INVESTMENT INCOME
    Dividends (net of $656,976 foreign
      witholding tax)..........................  $     8,629,752
    Interest...................................        1,625,766
                                                 ---------------
                                                      10,255,518
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        7,287,427
    Custodian's fees and expenses..............          528,000
    Accounting fees............................          178,000
    Shareholders' reports......................           99,000
    Audit fee and expenses.....................           26,000
    Transfer agent's fees and expenses.........            8,000
    Directors' fees............................            4,000
    Miscellaneous..............................            3,240
                                                 ---------------
      Total expenses...........................        8,133,667
    Less: custodian fee credit.................           (3,727)
                                                 ---------------
      Net expenses.............................        8,129,940
                                                 ---------------
  NET INVESTMENT INCOME........................        2,125,578
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain (loss) on:
      Investments..............................      107,213,072
      Foreign currencies.......................       (2,319,994)
      Interest rate swaps......................          996,575
                                                 ---------------
                                                     105,889,653
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................      310,067,546
      Foreign currencies.......................        5,188,274
                                                 ---------------
                                                     315,255,820
                                                 ---------------
  NET GAIN ON INVESTMENTS AND FOREIGN
  CURRENCIES...................................      421,145,473
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   423,271,051
                                                 ===============

STATEMENTS OF CHANGES IN NET ASSETS
                                                                     YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                    1999                 1998
                                                              ------------------   -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................   $     2,125,578       $     2,043,217
    Net realized gain on investments and foreign
     currencies.............................................       105,889,653            41,097,089
    Net change in unrealized appreciation on investments and
     foreign currencies.....................................       315,255,820           121,145,340
                                                               ---------------       ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....       423,271,051           164,285,646
                                                               ---------------       ---------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income....................                --            (5,559,015)
    Distributions in excess of net investment income........        (4,140,269)           (4,481,373)
    Distributions from net realized capital gains...........        (7,259,626)          (35,181,433)
                                                               ---------------       ---------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS.......................       (11,399,895)          (45,221,821)
                                                               ---------------       ---------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [12,980,789 and 9,626,530 shares,
     respectively]..........................................       303,934,195           191,039,953
    Capital stock issued in reinvestment of dividends and
     distributions [520,780 and 2,231,010 shares,
     respectively]..........................................        11,399,895            45,221,821
    Capital stock repurchased [(11,503,347) and (7,562,638)
     shares, respectively]..................................      (273,433,117)         (149,184,992)
                                                               ---------------       ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
     TRANSACTIONS...........................................        41,900,973            87,076,782
                                                               ---------------       ---------------
  TOTAL INCREASE IN NET ASSETS..............................       453,772,129           206,140,607
  NET ASSETS:
    Beginning of year.......................................       844,541,959           638,401,352
                                                               ---------------       ---------------
    End of year.............................................   $ 1,298,314,088       $   844,541,959
                                                               ===============       ===============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      A14

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                          NATURAL RESOURCES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
  ASSETS
    Investments, at value (cost:
      $261,214,614)............................   $  289,698,398
    Interest and dividends receivable..........          170,509
    Receivable for capital stock sold..........           82,832
    Receivable for investments sold............           38,477
                                                  --------------
      Total Assets.............................      289,990,216
                                                  --------------
  LIABILITIES
    Bank overdraft.............................           44,577
    Payable to investment adviser..............          312,863
    Payable for capital stock repurchased......          118,353
    Accrued expenses...........................           39,562
                                                  --------------
      Total Liabilities........................          515,355
                                                  --------------
  NET ASSETS...................................   $  289,474,861
                                                  ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........   $      166,539
      Paid-in capital, in excess of par........      269,610,184
                                                  --------------
                                                     269,776,723
    Undistributed net investment income........          435,413
    Accumulated net realized gain on
      investments..............................       (9,221,272)
    Net unrealized appreciation on investments
      and foreign currencies...................       28,483,997
                                                  --------------
    Net assets, December 31, 1999..............   $  289,474,861
                                                  ==============
    Net asset value and redemption price per
      share, 16,653,890 outstanding shares of
      common stock (authorized 30,000,000
      shares)..................................   $        17.38
                                                  ==============

STATEMENT OF OPERATIONS
Year Ended December 31, 1999
  INVESTMENT INCOME
    Dividends (net of $158,049 foreign
      withholding tax).........................  $     3,130,522
    Interest...................................           43,680
                                                 ---------------
                                                       3,174,202
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        1,182,863
    Accounting fees............................           82,000
    Custodian's fees and expenses..............           33,000
    Shareholders' reports......................           20,000
    Audit fee and expenses.....................            8,000
    Transfer agent's fees and expenses.........            6,000
    Directors' fees............................            4,000
    Legal fees and expenses....................            1,000
    Miscellaneous..............................              870
                                                 ---------------
      Total expenses...........................        1,337,733
    Less: custodian fee credit.................             (670)
                                                 ---------------
      Net expenses.............................        1,337,063
                                                 ---------------
  NET INVESTMENT INCOME........................        1,837,139
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain (loss) on:
      Investments..............................       (2,020,650)
      Foreign currencies.......................           83,024
                                                 ---------------
                                                      (1,937,626)
                                                 ---------------
    Net change in unrealized appreciation
      (depreciation) on:
      Investments..............................       97,567,635
      Foreign currencies.......................              (27)
                                                 ---------------
                                                      97,567,608
                                                 ---------------
  NET GAIN ON INVESTMENTS AND FOREIGN
  CURRENCIES...................................       95,629,982
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    97,467,121
                                                 ===============

STATEMENTS OF CHANGES IN NET ASSETS
                                                                      YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                    1999                 1998
                                                              ------------------   -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income...................................   $     1,837,139       $     1,896,076
    Net realized loss on investments and foreign
     currencies.............................................        (1,937,626)           (6,912,168)
    Net change in unrealized appreciation (depreciation) on
     investments and foreign currencies.....................        97,567,608           (47,044,412)
                                                               ---------------       ---------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS.............................................        97,467,121           (52,060,504)
                                                               ---------------       ---------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income....................        (1,789,249)           (2,234,825)
    Distributions in excess of net investment income........           (18,078)           --
    Distributions from net realized capital gains...........         --                  (16,376,612)
    Tax return of capital distributions.....................         --                     (222,068)
                                                               ---------------       ---------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS.......................        (1,807,327)          (18,833,505)
                                                               ---------------       ---------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [1,114,228 and 332,632 shares,
     respectively]..........................................        17,179,636             4,416,142
    Capital stock issued in reinvestment of dividends and
     distributions [114,793 and 1,190,078 shares,
     respectively]..........................................         1,807,327            18,833,505
    Capital stock repurchased [(4,343,112) and (5,235,801)
     shares, respectively]..................................       (62,070,534)          (73,408,413)
                                                               ---------------       ---------------
    NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL
     TRANSACTIONS...........................................       (43,083,571)          (50,158,766)
                                                               ---------------       ---------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...................        52,576,223          (121,052,775)
  NET ASSETS:
    Beginning of year.......................................       236,898,638           357,951,413
                                                               ---------------       ---------------
    End of year (a).........................................   $   289,474,861       $   236,898,638
                                                               ===============       ===============
    (a) Includes undistributed net investment income of:....   $       435,413       $    --
                                                               ===============       ===============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      A15

                        THE PRUDENTIAL SERIES FUND, INC.
                            SCHEDULE OF INVESTMENTS
                             MONEY MARKET PORTFOLIO
DECEMBER 31, 1999

                                                                      PRINCIPAL
                                                    INTEREST MATURITY  AMOUNT        VALUE
                                                    RATE      DATE      (000)      (NOTE 2)
                                                    -----   --------  ---------  --------------
BANK NOTES -- 16.6%
  Amex Centurion Bank ............................   4.91%  03/08/00  $   5,000  $    5,000,000
  Amex Centurion Bank(a)..........................   5.19%  07/10/00      6,000       6,000,000
  Banc One Corp.(a)...............................   5.52%  08/17/00      3,100       3,100,000
  Banc One Corp.(a)...............................   5.52%  08/21/00     10,000      10,000,000
  Banc One Corp.(a)...............................   5.57%  10/06/00     14,000      14,003,348
  Comerica Bank N.A.(a)...........................   5.00%  09/01/00      6,000       5,997,188
  Commercial Bank of Detroit .....................   5.00%  06/13/00     12,000      11,996,544
  FCC National Bank ..............................   5.12%  02/23/00     10,000       9,999,511
  FCC National Bank ..............................   5.14%  03/22/00      5,000       4,999,627
  First Union National Bank ......................   4.95%  03/10/00     20,000      20,000,000
  First Union National Bank(a)....................   5.29%  07/21/00     24,000      24,000,000
  Ford Motor Credit Corp.(a)......................   5.44%  08/18/00     35,000      34,982,180
  Ford Motor Credit Corp.(a)......................   5.50%  10/02/00     28,000      27,979,453
  Forstal Fund ...................................   6.09%  02/11/00      9,000       8,937,577
  Keybank, N.A.(a)................................   5.04%  06/14/00      8,000       7,997,870
  Keybank, N.A.(a)................................   5.05%  07/17/00      4,000       4,001,598
  Keybank, N.A.(a)................................   5.11%  06/26/00      1,000         999,763
  U.S. Bank, N.A.(a)..............................   5.00%  06/21/00      8,000       7,997,405
  U.S. Bank, N.A.(a)..............................   5.02%  06/26/00     14,000      13,996,664
                                                                                 --------------
                                                                                    221,988,728
                                                                                 --------------
CERTIFICATE OF DEPOSIT-DOMESTIC -- 1.2%
  Morgan Guaranty Trust Co. ......................   5.70%  07/19/00     16,000      16,000,000
                                                                                 --------------
CERTIFICATES OF DEPOSIT-YANKEE -- 13.8%
  Bank of Scotland ...............................   6.02%  02/29/00     26,000      25,998,441
  Barclays Bank PLC ..............................   5.16%  03/31/00     10,000       9,973,542
  Deutsche Bank ..................................   4.98%  02/02/00     10,000       9,999,865
  Deutsche Bank ..................................   5.01%  01/24/00      5,000       4,999,878
  Deutsche Bank ..................................   5.06%  01/18/00     10,000       9,999,746
  National Westminster ...........................   6.10%  11/27/00     50,000      49,905,505
  Rabobank Nederland .............................   5.66%  07/13/00     34,000      33,992,760
  Royal Bank of Canada ...........................   4.99%  01/31/00     30,000      29,999,288
  UBS, A.G. ......................................   5.29%  05/19/00     10,000       9,997,803
                                                                                 --------------
                                                                                    184,866,828
                                                                                 --------------
COMMERCIAL PAPER -- 54.6%
  Abbey National Treasury Series, PLC(a)..........   5.24%  07/24/00     20,000      19,993,412
  Aon Corp. ......................................   6.10%  02/11/00     10,000       9,930,528
  Aristar, Inc. ..................................   6.13%  03/02/00     10,000       9,896,131
  Aristar, Inc. ..................................   6.15%  01/27/00      7,000       6,968,908
  Aristar, Inc. ..................................   6.25%  01/31/00      6,200       6,167,708
  Asset Securitization Co. .......................   7.00%  02/02/00        500         496,889
  Associates First Capital Corp. .................   5.90%  02/18/00      9,000       8,929,200
  Association Corp. of North America(a)...........   5.10%  06/29/00     50,000      49,982,787
  Barton Capital Corp. ...........................   6.20%  01/20/00     17,000      16,944,372
  Barton Capital Corp. ...........................   6.50%  01/28/00      1,600       1,592,200
  Barton Capital Corp. ...........................   6.50%  02/11/00      1,500       1,488,896
  Barton Capital Corp. ...........................   7.05%  01/14/00      4,000       3,989,817
  Blue Ridge Asset Fund. .........................   6.95%  02/02/00        750         745,367
  Cariplo Finance, Inc. ..........................   6.00%  02/24/00     15,000      14,865,000
  Centric Capital Corp. ..........................   5.60%  01/28/00      4,000       3,983,200
  Centric Capital Corp. ..........................   6.25%  01/11/00     13,300      13,276,910
  Chrysler Financial Corp. .......................   6.38%  01/28/00      9,000       9,008,633
  Commercial Credit Co. ..........................   6.00%  04/15/00     10,000      10,020,536
  Cregem North America ...........................   5.91%  03/30/00     15,000      14,780,838
  Daimler Chrysler(a).............................   5.06%  07/06/00     29,000      28,980,686
  Daimler Chrysler ...............................   5.76%  03/20/00     17,000      16,785,120

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B1

DECEMBER 31, 1999

                                                                      PRINCIPAL
                                                    INTEREST MATURITY  AMOUNT        VALUE
                                                    RATE      DATE      (000)      (NOTE 2)
                                                    -----   --------  ---------  --------------
  Daimler Chrysler ...............................   6.00%  01/28/00  $   9,511  $    9,468,202
  Delaware Funding Corp. .........................   6.30%  02/24/00      4,000       3,962,200
  Duke Capital Corp. .............................   7.00%  01/25/00      5,000       4,976,667
  Eaton Corp. ....................................   6.85%  01/28/00     29,650      29,497,673
  Enterprise Funding Corp. .......................   6.20%  02/11/00      4,549       4,516,879
  Enterprise Funding Corp. .......................   6.25%  02/17/00     15,782      15,653,223
  Enterprise Funding Corp. .......................   6.30%  02/10/00      4,038       4,009,734
  Enterprise Funding Corp. .......................   6.30%  02/11/00      1,386       1,376,056
  Enterprise Funding Corp. .......................   6.55%  02/03/00        917         911,494
  Enterprise Funding Corp. .......................   6.77%  01/26/00      2,242       2,231,460
  Finova Capital Corp. ...........................   6.25%  03/10/00     14,000      13,832,292
  General Electric Capital Corp. .................   5.97%  03/10/00     44,000      43,496,530
  General Motors Accept Corp. ....................   5.76%  02/29/00     30,000      29,716,800
  General Motors Accept Corp. ....................   5.77%  03/03/00     30,000      29,701,883
  General Motors Accept Corp. ....................   5.88%  02/10/00      4,000       3,973,867
  General Motors Accept Corp. ....................   6.20%  02/14/00        806         799,892
  GTE Funding, Inc. ..............................   6.35%  02/22/00      3,140       3,111,199
  GTE Funding, Inc. ..............................   6.45%  02/24/00      1,000         990,325
  Hartford Financial Service Group, Inc. .........   6.60%  01/28/00      1,700       1,691,585
  ING American Insurance Holdings ................   5.90%  02/08/00      2,000       1,987,544
  Intrepid Funding Master ........................   6.05%  03/20/00      3,173       3,130,874
  Intrepid Funding Master ........................   6.10%  03/13/00        938         926,556
  Morgan (J.P.) & Co., Inc. ......................   6.10%  03/31/00      7,240       7,129,590
  Morgan (J.P.) & Co., Inc. ......................   6.20%  03/13/00      1,000         987,600
  MCI Worldcom, Inc ..............................   7.10%  01/31/00     10,000       9,940,833
  Merrill Lynch & Co., Inc .......................   5.55%  01/28/00      3,249       3,235,476
  Merrill Lynch & Co., Inc .......................   5.95%  02/29/00      5,000       4,951,243
  Morgan Stanley Dean Witter & Co. ...............   5.98%  02/25/00     21,360      21,164,853
  National Australia Fund ........................   6.25%  02/09/00      6,600       6,555,312
  Nationwide Building Society ....................   6.00%  02/04/00     10,000       9,943,333
  Nordbankedn N.A. ...............................   5.76%  02/24/00     17,060      16,912,602
  Old Line Funding Corp. .........................   6.20%  01/21/00      6,941       6,917,092
  Old Line Funding Corp. .........................   6.40%  01/25/00     12,000      11,948,800
  Paribas Finance, Inc. ..........................   6.11%  02/22/00     10,000       9,911,744
  PNC Funding Corp. ..............................   5.95%  03/13/00      1,000         988,100
  PNC Student Loan Trust .........................   5.91%  02/22/00      5,000       4,957,317
  PNC Student Loan Trust .........................   5.93%  02/18/00      4,000       3,968,373
  Preferred Receivables Funding Corp. ............   5.50%  01/20/00      2,500       2,492,743
  Preferred Receivables Funding Corp. ............   6.85%  01/27/00     12,490      12,428,209
  Strategic MM Tr 99-B(a).........................   5.00%  03/15/00      9,000       9,000,000
  Strategic MM Tr 99-B(a).........................   6.30%  09/13/00     27,000      27,000,000
  Toronto Dominion Holdings ......................   5.02%  02/04/00      5,000       4,999,865
  Toronto Dominion Holdings ......................   5.12%  02/18/00     10,000       9,999,557
  Triple-A One Plus Funding ......................   7.00%  01/19/00      1,778       1,771,777
  Triple-A One Plus Funding ......................   7.00%  01/20/00      2,795       2,784,674
  Variable Funding Capital(a).....................   5.50%  03/22/00     18,400      18,400,000
  Wells Fargo & Co. ..............................   5.31%  03/31/00      5,000       4,991,934
  Wells Fargo & Co. ..............................   5.75%  03/10/00     15,000      14,834,688
  Wells Fargo & Co. ..............................   5.75%  03/14/00     40,000      39,533,611
  Wood Street Funding Corp. ......................   7.07%  01/13/00      2,000       1,995,287
                                                                                 --------------
                                                                                    728,534,686
                                                                                 --------------
MEDIUM TERM NOTE -- 0.2%
  Citicorp(a).....................................   5.21%  08/02/00      2,000       2,000,000
                                                                                 --------------
OTHER CORPORATE OBLIGATIONS -- 13.1%
  Association Corp. of North America .............   6.00%  06/15/00      5,000       4,998,933
  Centex Home Mortgage(a).........................   6.61%  10/20/00      5,000       5,000,000
  Chase Manhattan Bank(a).........................   4.83%  05/25/00     25,000      24,993,632
  Commercial Credit Co. ..........................   5.75%  07/15/00      2,000       1,997,967
  Conseco Financial, Inc.(a)......................   6.62%  01/05/01      9,000       9,000,000
  General Electric Capital Corp. .................   6.09%  03/07/00      1,735       1,715,629
  General Electric Capital Corp.(a)...............   4.95%  05/12/00  $  20,000  $   20,000,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B2

DECEMBER 31, 1999

                                                                      PRINCIPAL
                                                    INTEREST MATURITY  AMOUNT        VALUE
                                                    RATE      DATE      (000)      (NOTE 2)
                                                    -----   --------  ---------  --------------
  Goldman Sachs Group L.P. (a)(b) ................   5.62%  01/18/00     30,000      30,000,000
  Restructured Asset Securities Enhanced
    Return(a).....................................   5.46%  09/06/00     24,000      24,000,000
  Restructured Asset Securities Enhanced
    Return(a).....................................   5.68%  01/21/00     16,000      16,000,000
  Security Life Denver(a)(b)......................   5.07%  04/12/00      2,000       2,000,000
  Short Term Restructured Asset(a)................   5.59%  08/18/00     12,000      12,000,000
  Travelers Group, Inc.(a)(b).....................   5.34%  07/06/00      4,000       4,000,000
  Unifunding, Inc. ...............................   6.05%  01/25/00      5,385       5,363,280
  U.S. Bancorp(a).................................   5.48%  09/20/00     14,265      14,259,951
                                                                                 --------------
                                                                                    175,329,392
                                                                                 --------------
TOTAL INVESTMENTS -- 99.5%
  (amortized cost $1,328,719,634; (c)).........................................   1,328,719,634
                                                                                 --------------
ASSETS IN EXCESS OF OTHER LIABILITIES -- 0.5%..................................       6,754,588
                                                                                 --------------
TOTAL NET ASSETS -- 100.0%.....................................................  $1,335,474,222
                                                                                 ==============

The following abbreviations are used in portfolio descriptions:
  AG    Aktiengesellschaft (German Stock Company)
  PLC   Public Limited Company (British Corporation)

(a) Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 1999.

(b) Indicates a restricted security and deemed illiquid. The aggregate cost and value of restricted securities is $36,000,000 and represents 2.7% of net assets.

(c) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.

     The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 1999 was as follows:

Commercial Banks                                                 47.6%
Motor Vehicle Parts                                              14.1%
Asset Backed Securities                                          14.0%
Personal Credit                                                   6.5%
Short-Term Business Credit                                        6.0%
Security Brokers & Dealers                                        4.5%
Bank Holding Company U.S.                                         3.9%
Phone Communications                                              1.0%
Accidental/Health Insurance                                       0.7%
Life Insurance                                                    0.5%
Electrical Services                                               0.4%
Fire Insurance                                                    0.3%
                                                               ------
                                                                 99.5%
Other assets in excess of liabilities                             0.5%
                                                               ------
                                                                100.0%
                                                               ======

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B3

                           DIVERSIFIED BOND PORTFOLIO
DECEMBER 31, 1999

LONG-TERM INVESTMENTS -- 96.8%                        MOODY'S                       PRINCIPAL
                                                       RATING     INTEREST MATURITY   AMOUNT        VALUE
LONG-TERM BONDS -- 96.5%                            (UNAUDITED)   RATE      DATE      (000)       (NOTE 2)
                                                    ------------  -----   --------  ----------  --------------
AEROSPACE -- 3.2%
  Boeing Co. .....................................      Aa3        8.75%  08/15/21  $    6,250  $    6,884,938
  Litton Industries, Inc. ........................      Baa2       8.00%  10/15/09       4,220       4,202,276
  Northrop-Grumman Corp. .........................      Baa3      7.875%  03/01/26       3,400       3,189,472
  Raytheon Co. ...................................      Baa1       5.95%  03/15/01       6,500       6,394,245
  Raytheon Co. ...................................      Baa1       6.45%  08/15/02       5,000       4,864,050
  Raytheon Co. ...................................      Baa1       6.50%  07/15/05       4,200       3,977,232
  Rockwell International Corp. ...................       A1        5.20%  01/15/98       6,500       4,151,030
  United Technologies Corp. ......................       A2        7.50%  09/15/29       6,000       5,895,000
                                                                                                --------------
                                                                                                    39,558,243
                                                                                                --------------
AIRLINES -- 2.6%
  Continental Airlines, Inc. .....................      Aa3       7.461%  04/01/15       5,205       5,012,417
  Continental Airlines, Inc. .....................      Ba2        8.00%  12/15/05       4,785       4,376,648
  Delta Air Lines, Inc. ..........................      Baa3       7.90%  12/15/09       3,500       3,407,985
  Delta Air Lines, Inc. ..........................      Ba1       9.875%  05/15/00       6,000       6,062,280
  United Airlines, Inc. ..........................      Baa3      10.67%  05/01/04       7,000       7,665,910
  United Airlines, Inc. ..........................      Baa3      11.21%  05/01/14       5,000       6,065,550
                                                                                                --------------
                                                                                                    32,590,790
                                                                                                --------------
ASSET-BACKED SECURITIES -- 2.4%
  Advanta Mortgage Loan Trust, Series 1994-3 .....      Aaa        8.49%  01/25/26       8,134       8,209,939
  California Infrastructure PG&E,
    Series 1997-1 ................................       NR        6.32%  09/25/05       4,000       3,955,000
  Chase Manhattan Credit Master Trust,
    Series 1996-3 ................................      Aaa        7.04%  02/15/05       6,000       6,013,080
  Citibank Credit Card Master Trust,
    Series 1999-5 ................................       NR        6.10%  05/15/08      12,500      11,768,250
                                                                                                --------------
                                                                                                    29,946,269
                                                                                                --------------
AUTO-CARS & TRUCKS -- 1.5%
  Ford Motor Co. .................................       A1       6.375%  02/01/29      10,000       8,395,600
  Ford Motor Co. .................................       A1        7.45%  07/16/31       2,300       2,212,692
  Navistar International Corp. ...................      Ba1        7.00%  02/01/03       3,500       3,351,250
  Navistar International Corp. ...................      Ba3        8.00%  02/01/08       4,500       4,275,000
                                                                                                --------------
                                                                                                    18,234,542
                                                                                                --------------
AUTOMOTIVE PARTS -- 1.5%
  Cooper Tire & Rubber, Inc. .....................       A3        7.75%  12/15/09       2,000       1,958,400
  Lear Corp. .....................................      Ba1        7.96%  05/15/05       7,590       7,362,300
  TRW, Inc. ......................................      Baa1       6.45%  06/15/01       9,200       9,090,750
  United Rentals, Inc. ...........................       B1        8.80%  08/15/08         920         857,900
                                                                                                --------------
                                                                                                    19,269,350
                                                                                                --------------
BANKS AND SAVINGS & LOANS -- 6.0%
  Banco de Commercio Exterior de Columbia, SA,
    M.T.N., (Colombia) ...........................      Baa3      8.625%  06/02/00       2,000       1,980,000
  Barclays Bank PLC, (United Kingdom) ............      Aa3        7.40%  12/15/09       2,000       1,965,400
  Bayerische Landesbank Girozentrale,
    (Germany) ....................................      Aaa       5.875%  12/01/08       7,800       6,994,728
  Capital One Bank ...............................      Baa3       7.08%  10/30/01       5,000       4,951,150
  Chase Manhattan Corp. ..........................       A1        7.00%  11/15/09       5,000       4,810,750
  Compass Bancshares, Inc. .......................       A1        8.10%  08/15/09       4,800       4,787,040
  Dresdner Funding Trust .........................      Aa2       8.151%  06/30/31      13,100      12,489,540
  Hypovereinsbank ................................      Aa3       8.741%  06/30/31       1,500       1,498,050
  International Bank for Reconstruction &
    Development, (Supranational)..................      Aaa       12.375% 10/15/02         750         855,772
  Kansallis-Osake Pankki, (Finland) ..............      Baa1      10.00%  05/01/02       5,000       5,279,550
  KBC Bank Funding ...............................       A1        9.86%  11/29/49       5,000       5,185,500
  Keycorp Capital, Inc. ..........................       A1        7.75%  07/15/29       2,800       2,604,000
  National Australia Bank, (Australia) ...........       A1        6.40%  12/10/07       3,700       3,687,790
  Sanwa Finance Aruba A.E.C. .....................       A3        8.35%  07/15/09       4,640       4,675,264
  Sovereign Bancorp ..............................      Ba3       10.25%  05/15/04       1,325       1,335,467
  Sovereign Bancorp ..............................      Ba3       10.50%  11/15/06       2,295       2,340,900
  Washington Mutual, Inc. ........................       A3        7.50%  08/15/06      10,000       9,892,500
                                                                                                --------------
                                                                                                    75,333,401
                                                                                                --------------
CABLE & PAY TELEVISION SYSTEMS -- 2.8%
  British Sky Broadcasting, Inc. .................      Baa2      6.875%  02/23/09       7,800       6,852,300
  Cable & Wire Communications PLC (United
    Kingdom) .....................................      Baa1       6.75%  12/01/08       1,650       1,624,029

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B4

DECEMBER 31, 1999

                                                      MOODY'S                       PRINCIPAL
                                                       RATING     INTEREST MATURITY   AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)   RATE      DATE      (000)       (NOTE 2)
                                                    ------------  -----   --------  ----------  --------------
CABLE & PAY TELEVISION SYSTEMS (CONT'D.)
  Cox Communications, Inc. .......................      Baa2      7.875%  08/15/09  $    2,400  $    2,432,880
  Cox Enterprises, Inc. ..........................      Baa1      6.625%  06/14/02       3,200       3,153,696
  CSC Holdings, Inc. .............................      Ba2        7.25%  07/15/08       3,400       3,206,064
  CSC Holdings, Inc. .............................      Ba2       7.875%  12/15/07       1,900       1,865,192
  Rogers Cablesystems, Inc., (Canada) ............      Ba3       10.00%  03/15/05       4,000       4,280,000
  Tele-Communications, Inc. ......................      Ba1        6.34%  02/01/02       3,500       3,466,190
  Tele-Communications, Inc. ......................      Baa3      10.125% 04/15/22       6,300       7,850,934
                                                                                                --------------
                                                                                                    34,731,285
                                                                                                --------------
CHEMICALS -- 0.6%
  ICI Wilmington, Inc. ...........................      Baa1       9.50%  11/15/00       3,500       3,567,655
  Lyondell Chemical ..............................       NR       9.625%  05/01/07       1,760       1,799,600
  Rohm & Haas Co. ................................       A3        6.95%  07/15/04       2,800       2,764,356
                                                                                                --------------
                                                                                                     8,131,611
                                                                                                --------------
COMPUTERS -- 0.9%
  International Business Machine Corp. ...........       A1        5.50%  01/15/09       5,000       4,422,000
  International Business Machine Corp. ...........       A1       5.625%  04/12/04       3,000       2,834,340
  Unisys Corp. ...................................      Ba1       12.00%  04/15/03       3,220       3,429,300
                                                                                                --------------
                                                                                                    10,685,640
                                                                                                --------------
CONSUMER PRODUCTS -- 0.4%
  Fortune Brands .................................       A2       7.125%  11/01/04       5,000       4,930,450
                                                                                                --------------
DIVERSIFIED CONSUMER PRODUCT -- 0.3%
  Owens-Illinois, Inc. ...........................      Ba1        7.50%  05/15/10       5,000       4,396,100
                                                                                                --------------
DIVERSIFIED OPERATIONS -- 1.1%
  Tyco International Ltd. ........................      Baa1      6.875%  01/15/29       3,350       2,847,064
  Tyco International Ltd. ........................      Baa1       7.00%  06/15/28       1,350       1,168,236
  Xerox Cap Europe PLC ...........................       A2        5.75%  05/15/02      10,000       9,655,000
                                                                                                --------------
                                                                                                    13,670,300
                                                                                                --------------
DRUGS & MEDICAL SUPPLIES -- 0.3%
  Mallinckrodt, Inc. .............................      Baa2       6.30%  03/15/01       3,500       3,421,250
                                                                                                --------------
FINANCIAL SERVICES -- 8.4%
  Arkwright Corp. ................................      Baa3      9.625%  08/15/26       5,000       4,899,000
  Bombardier Capital, Inc. M.T.N. ................       A3        7.30%  12/15/02       5,000       4,980,000
  Calair Capital Corp. ...........................      Ba2       8.125%  04/01/08       3,000       2,640,000
  Capital One Financial Corp. ....................      Ba1        7.25%  05/01/06       4,200       3,969,000
  Chrysler Financial Corp. .......................       A1        5.25%  10/22/01      10,400      10,114,312
  Comdisco, Inc. .................................      Baa1       6.32%  11/27/00      10,000       9,932,000
  Ford Motor Credit Co. ..........................       A1        5.75%  01/25/01       4,000       3,955,480
  Ford Motor Credit Co. ..........................       A1       7.375%  10/28/09       1,600       1,584,000
  Gatx Capital Corp. .............................      Baa2       7.75%  12/01/06       5,000       4,955,350
  General Motors Acceptance Corp. ................       A2        5.75%  11/10/03      10,000       9,521,600
  Heller Financial, Inc. .........................       A3        6.00%  03/19/04       2,900       2,753,637
  HVB Funding Trust ..............................      Aa3        9.00%  10/22/31       6,000       6,153,000
  International Lease Finance Corp. ..............       A1        5.90%  03/12/03      16,000      15,393,600
  MBNA Corp. .....................................      Aaa        5.90%  08/15/11      17,900      16,226,028
  RBF Finance Co. ................................      Ba3       11.375% 03/15/09         450         483,750
  The CIT Group, Inc. ............................      Aa3        5.50%  10/15/01       8,045       7,865,275
                                                                                                --------------
                                                                                                   105,426,032
                                                                                                --------------
FOOD & BEVERAGE -- 0.8%
  Archer-Daniels Midland Co. .....................      Aa3       6.625%  05/01/29       4,700       3,998,431
  Coca-Cola Bottling Co. .........................      Baa2      6.375%  05/01/09       2,200       1,981,760
  Coca-Cola Enterprises, Inc. ....................       A2       7.125%  09/30/09       3,300       3,237,300
  Embotelladora Andina S.A., (Chile) .............      Baa1      7.875%  10/01/97       1,250         961,131
                                                                                                --------------
                                                                                                    10,178,622
                                                                                                --------------
FOREST PRODUCTS -- 1.8%
  Abitibi-Consolidated, Inc. .....................      Baa3       8.50%  08/01/29       2,250       2,168,977
  Fort James Corp. ...............................      Baa3      6.234%  03/15/11       5,000       4,948,200
  Georgia-Pacific Corp. ..........................      Baa2       7.75%  11/15/29         895         852,881

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B5

DECEMBER 31, 1999

                                                      MOODY'S                       PRINCIPAL
                                                       RATING     INTEREST MATURITY   AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)   RATE      DATE      (000)       (NOTE 2)
                                                    ------------  -----   --------  ----------  --------------
FOREST PRODUCTS (CONT'D.)
  Scotia Pacific Co. .............................       NR        7.71%  01/20/14  $   12,200  $    9,150,000
  Westvaco Corp. .................................       A1        9.75%  06/15/20       5,000       5,855,500
                                                                                                --------------
                                                                                                    22,975,558
                                                                                                --------------
HOSPITAL MANAGEMENT -- 0.3%
  Columbia/HCA Healthcare Corp. ..................      Ba2        6.91%  06/15/05       2,435       2,228,025
  Tenet Healthcare Corp. .........................      Ba1       7.875%  01/15/03       1,825       1,770,250
                                                                                                --------------
                                                                                                     3,998,275
                                                                                                --------------
INDUSTRIAL -- 0.2%
  Compania Sud Americana de Vapores, SA,
    (Chile) ......................................      Baa       7.375%  12/08/03       2,000       1,905,140
                                                                                                --------------
INSURANCE -- 2.3%
  Allstate Corp. .................................       A1        7.20%  12/01/09         900         874,971
  Conseco, Inc. ..................................      Ba1        8.50%  10/15/02       6,875       6,963,000
  Conseco, Inc. ..................................      Ba2       8.796%  04/01/27      10,100       9,167,669
  Nationwide CSN Trust ...........................      Aa3       9.875%  02/15/25       5,000       5,094,650
  Reliastar Financial Corp. ......................       A3       6.625%  09/15/03       5,000       4,855,000
  Royal & Sun Alliance Insurance Group PLC .......       A1        8.95%  10/15/29       2,300       2,349,680
                                                                                                --------------
                                                                                                    29,304,970
                                                                                                --------------
INVESTMENT BANKERS -- 5.3%
  Bear Stearns & Co. .............................       A2       7.625%  12/07/09       4,675       4,590,476
  Goldman Sachs Group, Inc. ......................       A1        5.56%  01/11/01       4,750       4,693,760
  Lehman Brothers Holdings, Inc. .................      Baa1      6.375%  03/15/01       1,150       1,140,282
  Lehman Brothers Holdings, Inc. .................      Baa1      6.625%  04/01/04      13,245      12,821,690
  Lehman Brothers Holdings, Inc. .................      Baa1      6.625%  02/05/06       4,585       4,331,725
  Merrill Lynch, Pierce, Fenner & Smith, Inc. ....      Aa3       5.665%  06/24/03      15,000      14,955,000
  Morgan Stanley Dean Witter & Co. M.T.N. ........      Aa3       5.625%  04/12/02       5,450       5,276,690
  Morgan Stanley Dean Witter & Co. ...............      Aa3       7.125%  01/15/03       2,830       2,827,764
  PaineWebber Group, Inc. ........................      Baa1       6.45%  12/01/03       5,000       4,807,400
  Salomon, Inc., M.T.N. ..........................      Aa3        6.59%  02/21/01       3,500       3,485,790
  Salomon, Inc. ..................................      Aa3        6.65%  07/15/01       7,000       6,961,360
  Salomon, Inc., M.T.N. ..........................      Aa3        7.25%  05/01/01       1,100       1,103,487
                                                                                                --------------
                                                                                                    66,995,424
                                                                                                --------------
LEISURE -- 2.2%
  Harrahs Operating Co., Inc. ....................      Ba2       7.875%  12/15/05         290         282,750
  HMH Properties .................................      Ba2       7.875%  08/01/05       1,970       1,817,325
  ITT Corp. ......................................      Baa2       6.25%  11/15/00       4,250       4,167,252
  ITT Corp. ......................................      Baa2       6.75%  11/15/03       7,000       6,511,610
  Marriott International .........................      Baa1      7.875%  09/15/09         325         319,885
  Park Place Entertainment .......................      Ba2       7.875%  12/15/05       2,265       2,163,075
  Royal Caribbean Cruises Ltd. ...................      Baa3       7.00%  10/15/07       8,000       7,527,200
  Royal Caribbean Cruises Ltd. ...................      Baa3       7.25%  08/15/06       5,000       4,820,450
                                                                                                --------------
                                                                                                    27,609,547
                                                                                                --------------
MEDIA -- 4.9%
  Liberty Media Group ............................      Baa3      7.875%  07/15/09       1,600       1,593,760
  Liberty Media Group ............................      Baa3       8.50%  07/15/29       2,800       2,898,000
  News America Holding, Inc. .....................      Baa3      6.703%  05/21/04      22,000      21,011,540
  Paramount Communications, Inc. .................      Ba2        7.50%  01/15/02       5,000       5,010,850
  Seagram (J.) & Sons ............................      Baa3       5.79%  04/15/01      11,500      11,249,300
  Turner Broadcasting System, Inc. ...............      Ba1        7.40%  02/01/04      13,500      13,409,010
  United News & Media PLC ........................      Baa2       7.25%  07/01/04       2,000       1,920,800
  United News & Media PLC ........................      Baa2       7.75%  07/01/09       1,000         961,880
  World Color Press, Inc. ........................       B1        7.75%  02/15/09       2,075       1,981,625
  World Color Press, Inc. ........................       B1       8.375%  11/15/08       1,000         977,500
                                                                                                --------------
                                                                                                    61,014,265
                                                                                                --------------
OIL & GAS -- 2.7%
  Amerada Hess Corp. .............................      Baa1      7.375%  10/01/09         600         585,546
  Amerada Hess Corp. .............................      Baa1      7.875%  10/01/29       1,600       1,560,480

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B6

DECEMBER 31, 1999

                                                      MOODY'S                       PRINCIPAL
                                                       RATING     INTEREST MATURITY   AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)   RATE      DATE      (000)       (NOTE 2)
                                                    ------------  -----   --------  ----------  --------------
OIL & GAS (CONT'D.)
  Atlantic Richfield Co. .........................       A2        5.55%  04/15/03  $    3,700  $    3,547,116
  Atlantic Richfield Co. .........................       A2        5.90%  04/15/09       6,770       6,143,030
  B.J. Services Co. ..............................      Ba1        7.00%  02/01/06       5,000       4,731,700
  EOTT Energy Partners, L.P. .....................      Ba2       11.00%  10/01/09       1,960       2,038,400
  K N Energy, Inc., ..............................      Baa2       6.30%  03/01/21      15,000      14,844,000
                                                                                                --------------
                                                                                                    33,450,272
                                                                                                --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.4%
  Parker & Parsley Petroleum Co. .................      Ba2       8.875%  04/15/05       1,505       1,497,159
  Seagull Energy Corp. ...........................      Ba1       7.875%  08/01/03       1,830       1,788,825
  Union Pacific Resources ........................      Baa3       7.95%  04/15/29       2,100       2,038,491
                                                                                                --------------
                                                                                                     5,324,475
                                                                                                --------------
RAILROADS -- 1.2%
  Burlington Northern Santa Fe Corp. .............      Baa2       6.05%  03/15/01       8,000       7,906,160
  Norfolk Southern Corp. .........................      Baa1      6.875%  05/01/01       4,500       4,488,570
  Norfolk Southern Corp. .........................      Baa1       6.95%  05/01/02       1,650       1,642,872
  Union Pacific Corp. ............................      Baa3      7.375%  09/15/09       1,700       1,663,637
                                                                                                --------------
                                                                                                    15,701,239
                                                                                                --------------
REAL ESTATE INVESTMENT TRUST -- 2.4%
  Camden Property Trust ..........................      Baa2       7.23%  10/30/00       5,000       4,981,500
  Equity Residential Properties Trust ............       A3        6.15%  09/15/00      15,000      14,877,000
  ERP Operating, L.P. ............................       A3        6.63%  04/13/05       3,900       3,654,846
  ERP Operating, L.P. ............................       A3        7.10%  06/23/04       1,500       1,465,695
  HRPT Properties Trust ..........................      Baa2      7.426%  07/09/00       5,000       4,971,000
                                                                                                --------------
                                                                                                    29,950,041
                                                                                                --------------
RETAIL -- 3.9%
  Dayton-Hudson Corp. ............................       A3        6.40%  02/15/03       8,250       8,072,790
  Federated Department Stores, Inc. ..............      Ba1       8.125%  10/15/02       5,250       5,334,315
  Federated Department Stores, Inc. ..............      Ba1        8.50%  06/15/03      10,200      10,482,438
  Kmart Corp. ....................................      Ba2        9.78%  01/05/20       3,850       3,951,063
  Kroger Co., (The) ..............................      Baa3       6.34%  06/01/01       6,500       6,426,875
  Kroger Co., (The) ..............................      Baa3      6.375%  03/01/08       6,600       6,009,960
  Kroger Co., (The) ..............................      Baa3       7.25%  06/01/09       3,800       3,648,000
  Kroger Co., (The) ..............................      Baa3       7.70%  06/01/29         960         907,200
  Saks, Inc. .....................................      Baa3       8.25%  11/15/08       3,625       3,526,763
                                                                                                --------------
                                                                                                    48,359,404
                                                                                                --------------
TELECOMMUNICATIONS -- 7.6%
  AT&T Canada, Inc., (Canada) ....................      Baa3       7.65%  09/15/06       1,600       1,592,016
  Electric Lightwave, Inc. .......................       A2        6.05%  05/15/04       3,300       3,114,672
  Global Crossing Holdings, Ltd. .................      Ba2       9.125%  11/15/06       4,400       4,350,500
  GTE Corp. ......................................      Baa1      9.375%  12/01/00       6,250       6,400,438
  LCI International, Inc. ........................      Ba1        7.25%  06/15/07      10,125       9,734,884
  Lucent Technologies, Inc. ......................       A2        6.45%  03/15/29       9,500       8,269,655
  Qwest Communications International, Inc. .......      Ba1        7.50%  11/01/08       4,000       3,910,000
  Rogers Cantel, Inc. ............................      Ba3       9.375%  06/01/08       2,350       2,444,000
  Sprint Corp. ...................................      Baa1       5.70%  11/15/03      17,000      16,130,450
  Sprint Corp. ...................................      Baa1      6.875%  11/15/28       2,500       2,221,775
  Telecom De Puerto Rico .........................      Baa2       6.65%  05/15/06       6,800       6,451,772
  Telecom De Puerto Rico .........................      Baa2       6.80%  05/15/09       5,700       5,198,001
  US West, Inc. ..................................      Baa1      6.875%  08/15/01       5,000       4,979,000
  Williams Communications Group, Inc. ............       B2       10.70%  10/01/07       2,000       2,100,000
  Williams Communications Group, Inc. ............       B2       10.875% 10/01/09         680         711,450
  Worldcom, Inc. .................................      Baa2      6.125%  08/15/01       8,300       8,210,277
  Worldcom, Inc. .................................      Baa2       6.95%  08/15/28       9,900       8,988,804
                                                                                                --------------
                                                                                                    94,807,694
                                                                                                --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B7

DECEMBER 31, 1999

                                                      MOODY'S                       PRINCIPAL
                                                       RATING     INTEREST MATURITY   AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)   RATE      DATE      (000)       (NOTE 2)
                                                    ------------  -----   --------  ----------  --------------
UTILITIES -- 10.8%
  AES Corp. ......................................      Ba1        9.50%  06/01/09  $    4,905  $    5,003,100
  Arkla, Inc., M.T.N. ............................      Ba2        9.32%  12/18/00       2,000       2,040,320
  Calenergy Co., Inc. ............................      Ba1        6.96%  09/15/03       8,000       7,819,200
  Calenergy Co., Inc. ............................      Ba1        7.23%  09/15/05       5,000       4,872,150
  Calpine Corp. ..................................      Ba1       10.50%  05/15/06       4,060       4,263,000
  CMS Energy Corp. ...............................      Ba3        6.75%  01/15/04       4,500       4,218,750
  CMS Energy Corp. ...............................      Ba3        8.00%  07/01/01       4,500       4,457,700
  Cogentrix Energy, Inc. .........................      Ba1        8.75%  10/15/08      10,000       9,700,000
  Commonwealth Edison Co. ........................      Baa3      7.625%  01/15/07       7,525       7,478,044
  Connecticut Light & Power Company ..............      Ba2        7.75%  06/01/02       5,685       5,754,698
  Edison Mission Energy ..........................       A3        7.73%  06/15/09       3,200       3,187,104
  El Paso Electric Company .......................      Ba2        7.75%  05/01/01       5,850       5,876,384
  El Paso Electric Company .......................      Ba3        9.40%  05/01/11       4,000       4,275,040
  El Paso Energy Corp. ...........................      Baa2      6.625%  07/15/01       3,800       3,769,866
  Hydro-Quebec....................................       A2        7.50%  04/01/16       1,850       1,809,504
  Illinois Power Co. .............................      Aaa        5.38%  06/25/07      15,000      14,015,550
  Niagara Mohawk Power ...........................      Ba3       6.875%  04/01/03       4,000       3,971,960
  Niagara Mohawk Power ...........................      Ba2       7.375%  08/01/03       8,000       8,000,800
  Niagara Mohawk Power ...........................      Baa2       8.00%  06/01/04       5,000       5,097,550
  Osprey Trust ...................................      Baa3       8.31%  01/15/03      12,000      11,937,000
  PSEG Energy Holdings, Inc. .....................      Ba1       10.00%  10/01/09       2,230       2,202,125
  Sonat, Inc. ....................................      Baa1      7.625%  07/15/11       5,100       5,002,845
  Texas Utilities ................................      Baa3       5.94%  10/15/01      10,000       9,830,200
  Utilicorp United, Inc. .........................      Baa3       7.00%  07/15/04       1,280       1,236,147
                                                                                                --------------
                                                                                                   135,819,037
                                                                                                --------------
WASTE MANAGEMENT -- 0.6%
  Allied Waste Industries, Inc. ..................      Ba2       7.625%  01/01/06       1,575       1,417,500
  USA Waste Service ..............................      Baa3      6.125%  07/15/01       7,000       6,662,250
                                                                                                --------------
                                                                                                     8,079,750
                                                                                                --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 10.1%
  Resolution Funding Corp. .......................                 Zero   10/15/15      17,100       5,693,958
  Resolution Funding Corp. .......................                8.125%  10/15/19         700         776,559
  Resolution Funding Corp. .......................                8.625%  01/15/21         200         233,500
  United States Treasury Bond ....................                 5.25%  02/15/29       1,000         826,870
  United States Treasury Bond(b)..................                8.125%  08/15/21      66,700      76,496,229
  United States Treasury Note ....................                 Zero   05/15/20      36,500       9,177,925
  United States Treasury Note ....................                 5.50%  01/31/03       2,500       2,442,575
  United States Treasury Note ....................                 6.00%  08/15/09      12,187      11,806,156
  United States Treasury Note ....................                 6.50%  05/15/05-10/15/06      9,965      9,952,734
  United States Treasury Note ....................                 6.75%  08/15/26       9,800       9,845,962
                                                                                                --------------
                                                                                                   127,252,468
                                                                                                --------------
U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES -- 2.0%
  Federal National Mortgage Association ..........                 6.50%  01/01/15      20,000      19,400,000
  Federal National Mortgage Association ..........                 9.00%  10/01/16-09/01/21        267        275,901
  Government National Mortgage Association .......                 7.50%  5/20/02-02/15/26      5,254      5,203,313
                                                                                                --------------
                                                                                                    24,879,214
                                                                                                --------------
FOREIGN GOVERNMENT BONDS -- 5.0%
  Junta De Andaluci, (Spain) .....................      Aa3        7.25%  10/01/29         540         514,728
  Province of Saskatchewan, (Canada) .............       A2       9.125%  02/15/21       3,000       3,456,720

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B8

DECEMBER 31, 1999

                                                      MOODY'S                       PRINCIPAL
                                                       RATING     INTEREST MATURITY   AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)   RATE      DATE      (000)        (NOTE 2)
                                                    ------------  -----   --------  ----------  --------------
FOREIGN GOVERNMENT BONDS (CONT'D.)
  Quebec Province, (Canada) ......................       A1        7.50%  07/15/23  $    6,825  $    6,654,716
  Quebec Province, (Canada) ......................       NR        7.50%  09/15/29       2,500       2,459,000
  Republic Of Argentina, (Argentina) .............      BBB        Zero   10/15/01       5,000       4,187,500
  Republic Of Columbia, (Columbia) ...............      Baa3       9.75%  04/23/09       2,700       2,504,250
  Republic of Mexico, (Mexico) ...................      Ba2       6.836%  12/31/19       5,900       5,538,625
  Republic of Mexico, (Mexico) ...................      Ba2       6.933%  12/31/19       2,100       1,971,375
  Republic of Mexico, (Mexico) ...................      Ba2       6.943%  12/31/19       4,200       3,942,750
  Republic of Panama, (Panama) ...................      Ba1        4.25%  07/17/14       6,600       5,181,000
  Republic of Panama, (Panama) ...................       NR       7.875%  02/13/02       8,000       7,720,000
  Republic Of Philippines, (Philippines) .........      Ba1       8.875%  04/15/08       3,200       3,120,000
  Republic of Poland, (Poland) ...................      Baa3       4.00%  10/27/24       7,500       4,950,000
  United Mexican States, (Mexico) ................       NR       10.375% 02/17/09       9,500      10,070,000
                                                                                                --------------
                                                                                                    62,270,664
                                                                                                --------------
TOTAL LONG-TERM BONDS
  (cost $1,253,556,114).......................................................................   1,210,201,322
                                                                                                --------------
                                                                                      SHARES
                                                                                    ----------
PREFERRED STOCK -- 0.3%
  Centaur Funding (cost $4,323,180) ..............................................      27,000       3,922,074
                                                                                                --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $1,257,879,294).......................................................................   1,214,123,396
                                                                                                --------------
SHORT-TERM INVESTMENTS -- 3.1%
WARRANT -- 0.0% (A)                                                                   UNITS
                                                                                    ----------
  Mexico Vrr Debenture, expiring 06/30/03
    (cost $0) ....................................................................  18,766,000               2
                                                                                                --------------
                                                                                    PRINCIPAL
                                                                                      AMOUNT
                                                                                      (000)
                                                                                    ----------
REPURCHASE AGREEMENT -- 3.1%
  Joint Repurchase Agreement Account (Note 5)...................  2.875%  01/03/00  $   39,380      39,380,000
                                                                                                --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $39,380,000)..........................................................................      39,380,002
                                                                                                --------------
TOTAL INVESTMENTS -- 99.9%
  (cost $1,297,259,294; Note 6)...............................................................   1,253,503,398
VARIATION MARGIN ON OPEN FUTURES CONTRACTS -- (C).............................................         (75,125)
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.1%.................................................         403,677
                                                                                                --------------
NET ASSETS -- 100.0%..........................................................................  $1,253,831,950
                                                                                                ==============

The following abbreviations are used in portfolio descriptions:
  L.P.  Limited Partnership
M.T.N.  Medium Term Note
  PLC   Public Limited Company (British Corporation)
  SA    Sociedad Anonime (Spanish Corporation) or Societe Anonyme (French
        Corp.)
  NR    Note Rated by Moody's or Standard & Poors

(a)  Such represents less than 0.05%.

(b) Security, or a portion thereof, segregated as collateral for futures contracts.

(c)  Open futures contracts as of December 31, 1999 are as follows:

NUMBER OF                                   EXPIRATION   VALUE AT          VALUE AT        APPRECIATION/
CONTRACTS                     TYPE             DATE     TRADE DATE    DECEMBER 31, 1999    DEPRECIATION
Long Position:
186                    U.S. Treasury Bond    Mar 00     $17,565,375       $16,914,375        $(651,000)
Short Position:
44                     U.S. Treasury Notes   Mar 00       4,321,969         4,217,813          104,156
                                                                                             ---------
                                                                                             $(546,844)
                                                                                             =========

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B9

                          GOVERNMENT INCOME PORTFOLIO
DECEMBER 31, 1999

                                                                                  PRINCIPAL
                                                    INTEREST       MATURITY        AMOUNT        VALUE
LONG-TERM INVESTMENTS -- 97.8%                       RATE           DATE            (000)      (NOTE 2)
                                                    ------  --------------------  ---------  --------------
ASSET-BACKED SECURITIES -- 3.0%
  Team Fleet Financing Corp. .....................  7.35%         05/15/03        $  10,000  $    9,965,000
                                                                                             --------------
COLLATERALIZED MORTGAGE OBLIGATION -- 1.4%
  Westpac Securitisation Trust, Ser. 1998-1G
    (Australia) ..................................  5.45%         07/19/29          4,709(a)      4,693,011
                                                                                             --------------
CORPORATE -- 2.4%
  Merck & Co., Inc. ..............................  5.76%         05/03/37            8,000       8,023,750
                                                                                             --------------
MORTGAGE PASS-THROUGHS -- 18.2%
  Federal National Mortgage Association ..........  7.50%   02/01/02 - 10/01/12      11,426      11,493,133
  Federal National Mortgage Association ..........  8.00%   03/01/22 - 05/01/26         702         709,356
  Federal National Mortgage Association ..........  9.00%   02/01/25 - 04/01/25       3,605       3,750,556
  FNMA Pass Through ..............................  7.50%         01/01/30           11,000      10,876,250
  FNMA Pass Through ..............................  7.00%         01/01/30           19,000      18,370,720
  Government National Mortgage Association .......  7.50%   12/15/25 - 02/15/26      11,230      11,120,741
  Government National Mortgage Association .......  8.00%   09/15/23 - 12/15/24       4,806       4,865,277
                                                                                             --------------
                                                                                                 61,186,033
                                                                                             --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 72.8%
  Federal Farm Credit Bank .......................  5.90%         01/10/05            5,000       4,780,450
  Federal Home Loan Bank .........................  5.75%         10/15/07           15,000      14,655,000
  Federal National Mortgage Association ..........  Zero    02/15/06 - 06/01/17      55,364      21,733,030
  Federal Home Loan Mortgage Corp. ...............  7.36%         06/05/07           15,000      14,711,700
  Federal National Mortgage Association ..........  6.06%         05/21/03           30,000      29,146,800
  Israel AID .....................................  Zero          08/15/09           10,000       5,110,000
  Resolution Funding Corp. .......................  8.125%        10/15/19            4,200       4,659,354
  Small Business Administration Participation
    Certficates ..................................  6.00%         09/01/18            7,709       7,090,398
  Small Business Administration Participation
    Certificates .................................  6.85%         07/01/17            4,511       4,342,543
  Small Business Administration Participation
    Certificates .................................  7.15%         01/01/17           16,669      16,339,578
  Small Business Administration Participation
    Certificates .................................  7.20%         10/01/16           17,468      17,154,195
  United States Treasury Bonds(b) ................  8.125%        08/15/19           44,000      50,139,320
  United States Treasury Bonds ...................  10.00%        05/15/10           18,600      21,326,016
  United States Treasury Bonds ...................  11.75%        02/15/10           19,050      23,157,561
  United States Treasury Bonds ...................  12.50%        08/15/14            3,300       4,609,671
  United States Treasury Strips ..................  Zero          11/15/09            9,900       5,106,222
                                                                                             --------------
                                                                                                244,061,838
                                                                                             --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $343,379,714)......................................................................     327,929,632
                                                                                             --------------
SHORT-TERM INVESTMENTS -- 9.7%
COMMERCIAL PAPER -- 5.9%
  Blue Ridge Asset Funding .......................  6.50%         01/19/00            3,400       3,388,950
  Clipper Receivables Corp. ......................  6.40%         01/19/00            3,400       3,389,120
  CXC Inc. .......................................  6.35%         01/19/00            3,400       3,389,205
  Falcon Asset Securitization ....................  6.50%         01/18/00            3,000       2,990,792
  Thunder Bay Funding, Inc. ......................  6.40%         01/18/00            3,400       3,389,724
  Variable Funding Cap ...........................  6.57%         01/18/00            3,400       3,389,452
                                                                                             --------------
                                                                                                 19,937,243
                                                                                             --------------
REPURCHASE AGREEMENT -- 3.8%
  Joint Repurchase Agreement Account (Note 5) ....  2.875%        01/03/00           12,843      12,843,000
                                                                                             --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $32,780,243).......................................................................      32,780,243
                                                                                             --------------
TOTAL INVESTMENTS -- 107.5%
  (cost $376,159,957; Note 6)..............................................................     360,709,875
VARIATION MARGIN ON OPEN FUTURES CONTRACTS(C)..............................................          64,531
LIABILITIES IN EXCESS OF OTHER ASSETS -- (7.5%)............................................     (25,293,515)
                                                                                             --------------
TOTAL NET ASSETS -- 100.0%.................................................................  $  335,480,891
                                                                                             ==============

The following abbreviation is used in portfolio descriptions:
  AID   Agency for International Development

(a)  US $ Denominated Foreign Bonds
(b)  Security segregated as collateral for futures contracts.
(c)  Open futures contracts as of December 31, 1999 are as follows:

NUMBER OF                                  EXPIRATION   VALUE AT        VALUE AT
CONTRACTS                     TYPE            DATE     TRADE DATE  DECEMBER 31, 1999    APPRECIATION
Short Position:
47                     U.S. T-Bond          Mar 00     $4,382,750      $4,274,063         $108,687
25                     U.S. Treasury 10yr   Mar 00     $2,428,125      $2,396,484         $ 31,641
36                     U.S. Treasury 10yr   Mar 00     $3,536,156      $3,450,937         $ 85,219
40                     U.S. Treasury 10yr   Mar 00     $3,885,000      $3,834,375         $ 50,625
                                                                                          --------
                                                                                          $276,172
                                                                                          ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B10

                        ZERO COUPON BOND 2000 PORTFOLIO
DECEMBER 31, 1999


LONG-TERM INVESTMENTS -- 99.0%                                        PRINCIPAL
                                                    INTEREST MATURITY  AMOUNT        VALUE
LONG-TERM BONDS                                     RATE      DATE      (000)      (NOTE 2)
                                                    -----   --------  ---------  --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS
  Federal National Mortgage Association ..........   Zero   01/24/02  $   7,477  $    6,533,029
  Federal National Mortgage Association ..........   Zero   07/24/02      4,527       3,827,443
  United States Treasury Bonds ...................   Zero   11/15/00     28,425      27,015,404
  United States Treasury Bonds ...................   Zero   02/15/02      3,950       3,464,663
                                                                                 --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $40,338,779)...........................................................      40,840,539
                                                                                 --------------

SHORT-TERM INVESTMENT-- 1.2%
REPURCHASE AGREEMENT
  Joint Repurchase Agreement Account (cost
    $474,000; Note 5) ............................  2.875%  01/03/00        474         474,000
                                                                                 --------------
TOTAL INVESTMENTS -- 100.2%
  (cost $40,812,779; Note 6)...................................................      41,314,539
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.2%)................................         (73,340)
                                                                                 --------------
NET ASSETS -- 100.0%...........................................................  $   41,241,199
                                                                                 ==============

                                ZERO COUPON BOND 2005 PORTFOLIO
DECEMBER 31, 1999

LONG-TERM INVESTMENTS -- 99.0%

LONG-TERM BONDS
U.S. GOVERNMENT & AGENCY OBLIGATIONS
  Federal National Mortgage Association ..........   Zero   01/24/05  $   1,400  $      990,500
  Federal National Mortgage Association ..........   Zero   01/24/06      2,320       1,531,919
  Financing Corp. ................................   Zero   03/07/04      3,350       2,504,326
  Financing Corp. ................................   Zero   02/08/05        688         482,708
  Financing Corp. ................................   Zero   11/11/05        425         283,301
  Financing Corp. ................................   Zero   08/08/07      2,070       1,212,999
  Resolution Funding Corp. .......................   Zero   07/15/07      4,350       2,605,780
  United States Treasury Bond ....................   Zero   11/15/04      6,600       4,812,126
  United States Treasury Bond ....................   Zero   05/15/05     17,640      12,440,963
  United States Treasury Bond ....................   Zero   08/15/05     18,475      12,787,102
  United States Treasury Bond ....................   Zero   02/15/06      7,900       5,289,998
                                                                                 --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $45,467,252)...........................................................      44,941,722
                                                                                 --------------

SHORT-TERM INVESTMENT -- 1.2%
REPURCHASE AGREEMENT
  Joint Repurchase Agreement Account (cost
    $536,000; Note 5) ............................  2.875%  01/03/00        536         536,000
                                                                                 --------------
TOTAL INVESTMENTS -- 100.2%
  (cost $46,003,252; Note 6)...................................................      45,477,722
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.2%)................................         (72,444)
                                                                                 --------------
TOTAL NET ASSETS -- 100.0%.....................................................  $   45,405,278
                                                                                 ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B11

                        CONSERVATIVE BALANCED PORTFOLIO
DECEMBER 31, 1999

LONG-TERM INVESTMENTS -- 91.8%

                                                      MOODY'S     PRINCIPAL
LONG-TERM                                              RATING      AMOUNT        VALUE
BONDS -- 49.3%                                      (UNAUDITED)     (000)        (000)
                                                    ------------  ---------  --------------
AEROSPACE -- 0.8%
  Litton Industries, Inc.,
    8.00%, 10/15/09 ..............................      Baa2      $   3,300  $    3,286,140
  Lockheed Martin Corp.,
    6.85%, 05/15/01 ..............................       A3           1,900       1,886,928
  Northrop-Grumman Corp.,
    7.875%, 03/01/26 .............................      Baa3          4,500       4,221,360
  Raytheon Co.,
    5.95%, 03/15/01 ..............................      Baa1         26,900      26,462,337
                                                                             --------------
                                                                                 35,856,765
                                                                             --------------
AIRLINES -- 3.2%
  Continental Airlines, Inc.,
    7.461%, 04/01/15 .............................      Aa3          11,641      11,209,589
    8.00%, 12/15/05 ..............................      Ba2           4,530       4,143,410
  Delta Air Lines, Inc.,
    7.90%, 12/15/09(b) ...........................      Baa3         47,300      46,056,483
    8.30%, 12/15/29 ..............................      Baa3          4,000       3,849,320
  United Airlines, Inc.,
    10.67%, 05/01/04 .............................      Baa3         46,865      51,323,267
    11.21%, 05/01/14 .............................      Baa3         18,433      22,361,257
                                                                             --------------
                                                                                138,943,326
                                                                             --------------
ASSET-BACKED SECURITIES -- 2.1%
  California Infrastructure,
    6.14%, 03/25/02 ..............................      Aaa           1,091       1,080,166
    6.17%, 03/25/03 ..............................      Aaa           2,000       1,989,840
    6.28%, 09/25/05 ..............................      Aaa           7,000       6,861,960
  Chase Manhattan Credit Master Trust, Series
    1996-3,
    7.04%, 02/15/05 ..............................      Aaa          15,000      15,032,700
  Citibank Credit Card Master Trust, Series
    1999-5,
    6.10%, 05/15/08 ..............................       NR          56,500      53,192,490
  Standard Credit Card Master Trust,
    5.95%, 10/07/04 ..............................      Aaa           4,650       4,482,879
  Team Fleet Financing Corp.,
    7.35%, 05/15/03 ..............................      Aa2          11,000      10,961,500
                                                                             --------------
                                                                                 93,601,535
                                                                             --------------
AUTO-CARS & TRUCKS -- 1.5%
  Ford Motor Co.,
    6.375%, 02/01/29 .............................       A1          16,000      13,432,960
    7.45%, 07/16/31(b) ...........................       A1           2,900       2,789,916
  Lear Corp.,
    7.96%, 05/15/05 ..............................      Ba1          10,325      10,015,250
    8.25%, 02/01/02 ..............................       B2           4,710       4,615,800
  TRW, Inc.,
    6.45%, 06/15/01 ..............................      Baa1         35,300      34,880,812
  United Rentals, Inc.,
    8.80%, 08/15/08 ..............................       B1           1,435       1,338,137
                                                                             --------------
                                                                                 67,072,875
                                                                             --------------
BANKS AND SAVINGS & LOANS -- 4.0%
  Bank of Nova Scotia (Canada),
    6.50%, 07/15/07 ..............................       A1           7,200       7,083,000
  Barclays Bank PLC, (United Kingdom),
    7.40%, 12/15/09 ..............................      Aa3           2,500       2,456,750
  Bayerische Landesbank Girozentrale, (Germany),
    5.875%, 12/01/08 .............................      Aaa           7,800       6,994,728
LONG-TERM                                             MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
                                                    (UNAUDITED)     (000)        (000)
BONDS (CONTINUED)                                   ------------  ---------  --------------
BANKS AND SAVINGS & LOANS (CONT'D.)
Capital One Bank,
    6.76%, 07/23/02 ..............................      Baa2      $   2,500  $    2,441,200
    6.97%, 02/04/02 ..............................      Baa3         25,000      24,606,000
    7.08%, 10/30/01 ..............................      Baa3         19,000      18,814,370
  Chase Manhattan Corp.,
    7.00%, 11/15/09(b) ...........................       A1           2,500       2,405,375
  Compass Bancshares, Inc.,
    8.10%, 08/15/09 ..............................       A1           3,900       3,889,470
  Dresdner Funding Trust,
    8.151%, 06/30/31 .............................      Aa2          18,200      17,351,880
  Hypovereinsbank,
    8.741%, 06/30/31(b) ..........................      Aa3           1,800       1,797,660
  Key Bank NA,
    5.80%, 04/01/04 ..............................      Aa3          30,000      28,401,600
  Keycorp Capital, Inc.,
    7.75%, 07/15/29(b) ...........................       A1           5,050       4,696,500
  National Australia Bank,
    6.40%, 12/10/07 ..............................       A1          14,000      13,953,800
  Sanwa Finance Aruba A.E.C.,
    8.35%, 07/15/09 ..............................       A3           9,600       9,672,960
  Sovereign Bancorp,
    10.25%, 05/15/04 .............................      Ba3           1,030       1,038,137
    10.50%, 11/15/06 .............................      Ba3           1,780       1,815,600
  Sovereign Bancorp, Sr. Notes,
    6.625%, 03/15/01 .............................      Ba3           4,000       3,870,000
  Washington Mutual, Inc.,
    8.25%, 10/01/02 ..............................       A3           7,800       7,944,066
  Washington Mutual, Inc.,
    7.50%, 08/15/06 ..............................       A3          12,000      11,871,000
                                                                             --------------
                                                                                171,104,096
                                                                             --------------
BUILDING PRODUCTS -- 0.4%
  Hanson Overseas B.V.,
    7.375%, 01/15/03 .............................       A3          16,751      16,801,085
                                                                             --------------
CABLE & PAY TELEVISION SYSTEMS -- 1.6%
  British Sky Broadcasting, Inc.,
    6.875%, 02/23/09 .............................      Baa2         12,200      10,717,700
  Cable & Wire Communications PLC (United
    Kingdom),
    6.75%, 12/01/08 ..............................      Baa1          4,200       4,133,892
  Cox Communications, Inc.,
    6.94%, 10/01/01 ..............................      Baa2          4,000       3,982,960
    7.875%, 08/15/09 .............................      Baa2          5,000       5,068,500
  CSC Holdings, Inc.,
    7.25%, 07/15/08 ..............................      Ba2           7,600       7,166,496
    7.875%, 12/15/07 .............................      Ba2           4,240       4,162,323
  Rogers Cablesystems Ltd., (Canada)
    11.00%, 12/01/15 .............................       B2           4,010       4,541,325
  Tele-Communications, Inc.,
    6.34%, 02/01/02 ..............................      Ba1           4,500       4,456,530
    8.25%, 01/15/03 ..............................      Baa3          2,000       2,069,580
    9.25%, 04/15/02 ..............................      Baa3          9,500       9,971,485
    9.875%, 06/15/22 .............................      Baa3         12,900      15,743,676
                                                                             --------------
                                                                                 72,014,467
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B12

DECEMBER 31, 1999

LONG-TERM                                             MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
                                                    (UNAUDITED)     (000)        (000)
BONDS (CONTINUED)                                   ------------  ---------  --------------
CHEMICALS -- 0.1%
  Lyondell Chemical,
    9.625%, 05/01/07 .............................      Ba2       $   2,745  $    2,806,762
  Monsanto Co.,
    6.85%, 12/01/28 ..............................       A2           1,500       1,322,355
                                                                             --------------
                                                                                  4,129,117
                                                                             --------------
CONSULTING -- 1.1%
  Comdisco, Inc.,
    6.00%, 01/30/02 ..............................      Baa1         30,000      29,046,600
    6.375%, 11/30/01 .............................      Baa1         21,500      21,083,545
                                                                             --------------
                                                                                 50,130,145
                                                                             --------------
CONTAINERS -- 0.3%
  Owens-Illinois, Inc.,
    7.15%, 05/15/05 ..............................      Ba1          13,000      12,019,670
    7.50%, 05/15/10 ..............................      Ba1             800         703,376
                                                                             --------------
                                                                                 12,723,046
                                                                             --------------
DIVERSIFIED OPERATIONS -- 0.5%
  Corning Inc,,
    6.85%, 03/01/29 ..............................       A3           2,180       1,899,456
  Tyco International Group, SA,
    6.125%, 06/15/01 .............................      Baa1         17,725      17,425,093
  Tyco International Ltd.,
    6.875%, 01/15/29(b) ..........................      Baa1          2,800       2,379,636
    7.00%, 06/15/28(b) ...........................      Baa1          1,800       1,557,648
                                                                             --------------
                                                                                 23,261,833
                                                                             --------------
DRUGS & MEDICAL SUPPLIES -- 0.4%
  Mallinckrodt, Inc.,
    6.30%, 03/15/11 ..............................      Baa2         16,780      16,402,450
                                                                             --------------
FINANCIAL SERVICES -- 7.5%
  Arkwright Corp.,
    9.625%, 08/15/26 .............................      Baa3          8,000       7,838,400
  AT&T Capital Corp.,
    6.60%, 05/15/05 ..............................       A1           9,000       8,655,120
  Bch Financial Ser,
    5.813%, 04/28/05 .............................       A3          10,000       9,999,000
  Bombardier Capital, Inc. M.T.N.,
    7.30%, 12/15/02 ..............................       A3          10,000       9,960,000
  Capital One Financial Corp.,
    7.25%, 05/01/06 ..............................      Ba1           9,300       8,788,500
  CIT Group Inc.,
    5.80%, 03/26/02 ..............................      Aa3          16,000      15,592,640
  CoMed Transitional Funding Trust,
    5.44%, 03/25/07 ..............................      Aaa          10,000       9,362,500
  Enterprise Rent-A-Car USA Finance Co., M.T.N.
    6.35%, 01/15/01 ..............................      Baa3          9,000       8,908,200
    6.95%, 03/01/04 ..............................      Baa2         17,500      16,990,750
    7.50%, 06/15/03 ..............................      Baa3          5,000       4,958,000
  Finova Capital Corp.,
    6.125%, 03/15/04 .............................      Baa1         21,000      19,918,500
  Ford Motor Credit Corp.,
    7.375%, 10/28/09(b) ..........................       A1           3,265       3,232,350
  Gatx Capital Corp.,
    7.75%, 12/01/06 ..............................      Baa2         10,000       9,910,700
  General Motors Acceptance Corp.,
    5.95%, 03/14/03 ..............................       A2          47,000      45,256,300
LONG-TERM                                             MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
                                                    (UNAUDITED)     (000)        (000)
BONDS (CONTINUED)                                   ------------  ---------  --------------
FINANCIAL SERVICES (CONT'D.)
Heller Financial, Inc.,
    6.00%, 03/19/04 ..............................       A3       $   2,500  $    2,373,825
  HVB Funding Trust,
    9.00%, 10/22/31 ..............................      Aa3           1,200       1,230,600
  International Lease Finance Corp.,
    5.90%, 03/12/03 ..............................       A1          37,500      36,078,750
  MBNA Corp.,
    5.90%, 08/15/11 ..............................      Aaa          41,400      37,528,354
  MCN Investment Corp.,
    6.30%, 04/02/11 ..............................      Baa2          8,250       8,102,325
  Osprey Trust,
    8.31%, 01/15/03 ..............................      Baa3         26,000      25,863,500
  Pemex Finance Ltd, (Cayman Islands),
    9.14%, 08/15/04 ..............................      Baa1         10,000       9,961,000
  Sears Roebuck Acceptance Corp.,
    6.38%, 10/07/02 ..............................       A2          21,000      20,325,270
  Textron Financial Corp.,
    6.05%, 03/16/09 ..............................      Aaa           9,404       9,348,512
                                                                             --------------
                                                                                330,183,096
                                                                             --------------
FOOD & BEVERAGE -- 0.3%
  Archer-Daniels Midland Co.,
    6.625%, 05/01/29 .............................      Aa3           8,100       6,890,913
  Coca-Cola Bottling Co.,
    6.375%, 05/01/09 .............................      Baa2          3,000       2,702,400
  Coca-Cola Enterprises, Inc.,
    7.125%, 09/30/09(b) ..........................       A2           2,600       2,550,600
  Embotelladora Andina S.A.,
    7.875%, 10/01/97 .............................      Baa1          1,250         961,131
                                                                             --------------
                                                                                 13,105,044
                                                                             --------------
FOREST PRODUCTS -- 0.7%
  Fort James Corp.,
    6.234%, 03/15/11 .............................      Baa3         17,500      17,318,700
  Georgia-Pacific Corp.,
    7.75%, 11/15/29(b) ...........................      Baa2          1,015         967,234
  Scotia Pacific Co.,
    7.71%, 01/20/14 ..............................       NR          18,800      14,100,000
                                                                             --------------
                                                                                 32,385,934
                                                                             --------------
INDUSTRIAL -- 0.1%
  Cendant Corp.,
    7.75%, 12/01/03 ..............................      Baa1          2,000       1,995,200
  Compania Sud Americana de Vapores, S.A.,
    (Chile),
    7.375%, 12/08/03 .............................      Baa           4,600       4,381,822
                                                                             --------------
                                                                                  6,377,022
                                                                             --------------
INSURANCE -- 0.2%
  Allstate Corp.,
    7.20%, 12/01/09 ..............................       A1           1,700       1,652,723
  Conseco, Inc.,
    8.50%, 10/15/02 ..............................      Ba1           4,050       4,101,840
    8.796%, 04/01/27 .............................      Ba2           2,170       1,969,687
                                                                             --------------
                                                                                  7,724,250
                                                                             --------------
INVESTMENT BANKERS -- 2.5%
  Bear Stearns & Co.,
    7.625%, 12/07/09 .............................       A2           1,300       1,276,496

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B13

DECEMBER 31, 1999

LONG-TERM                                             MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
                                                    (UNAUDITED)     (000)        (000)
BONDS (CONTINUED)                                   ------------  ---------  --------------
INVESTMENT BANKERS (CONT'D.)
Donaldson Lufkin, & Jenrette
    Inc.,
    5.625%, 02/15/16 .............................      Baa1      $   5,480  $    5,359,385
  Goldman Sachs Gp,,
    6.25%, 02/01/03 ..............................       A1           4,000       3,882,760
  Goldman Sachs Group, Inc.,
    5.56%, 01/11/01 ..............................       A1           6,800       6,719,488
    7.80%, 07/15/02 ..............................       A1          11,985      12,120,550
  Lehman Brothers Holdings, Inc.,
    6.375%, 03/15/01 .............................      Baa1          4,300       4,263,665
    6.625%, 04/01/04 .............................      Baa1         26,890      26,030,596
    6.625%, 02/05/06 .............................      Baa1         10,645      10,056,970
  Morgan Stanley Dean Witter & Co.,
    6.875%, 03/01/03 .............................      Aa3           3,000       2,969,940
    7.125%, 01/15/03 .............................       A1          17,080      17,066,507
  PaineWebber Group, Inc.,
    7.015%, 02/10/04 .............................      Baa1          6,000       5,868,900
    7.625%, 10/15/08 .............................      Baa1          5,000       4,904,900
  Salomon, Inc.,
    7.25%, 05/01/01 ..............................      Baa1          2,165       2,171,863
  Salomon, Inc.,
    6.75%, 02/15/03 ..............................      Baa1          5,000       4,936,550
                                                                             --------------
                                                                                107,628,570
                                                                             --------------
LEISURE -- 0.5%
  ITT Corp.,
    6.75%, 11/15/03 ..............................      Baa2         21,500      19,999,945
  Marriott International,
    7.875%, 09/15/09 .............................      Baa1            250         246,065
                                                                             --------------
                                                                                 20,246,010
                                                                             --------------
MEDIA -- 1.1%
  Cox Enterprises, Inc.,
    6.625%, 06/14/02 .............................      Baa1          7,200       7,095,816
  Liberty Media Group,
    7.875%, 07/15/09 .............................      Baa3          3,200       3,187,520
    8.50%, 07/15/29 ..............................      Baa3          3,600       3,726,000
  Paramount Communications, Inc.,
    7.50%, 01/15/02 ..............................      Ba2           6,425       6,438,942
  Seagram (J.) & Sons,
    5.79%, 04/15/01 ..............................      Baa3         22,800      22,302,960
  Time Warner, Inc.,
    8.11%, 08/15/06 ..............................      Ba1           1,500       1,543,755
  United News & Media PLC,
    7.25%, 07/01/04 ..............................      Baa2          4,680       4,494,672
  World Color Press, Inc.,
    8.375%, 11/15/08 .............................       B1           2,140       2,091,850
                                                                             --------------
                                                                                 50,881,515
                                                                             --------------
OIL & GAS -- 0.5%
  Amerada Hess Corp.,
    7.375%, 10/01/09 .............................      Baa1            500         487,955
    7.875%, 10/01/29 .............................      Baa1          2,020       1,970,106
  Atlantic Richfield Co.,
    5.55%, 04/15/03 ..............................       A2          11,300      10,833,084
    5.90%, 04/15/09 ..............................       A2           5,420       4,918,054
  B.J. Services Co.,
    7.00%, 02/01/06 ..............................      Ba1           4,000       3,785,360
                                                                             --------------
                                                                                 21,994,559
                                                                             --------------
LONG-TERM                                             MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
                                                    (UNAUDITED)     (000)        (000)
BONDS (CONTINUED)                                   ------------  ---------  --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.1%
  Parker & Parsley Petroleum Co.,
    8.875%, 04/15/05 .............................      Ba2       $   2,340  $    2,327,809
  Union Pacific Resources,
    7.95%, 04/15/29(b) ...........................      Baa3          3,400       3,300,414
                                                                             --------------
                                                                                  5,628,223
                                                                             --------------
OIL & GAS SERVICES -- 1.0%
  KN Energy, Inc.,
    6.30%, 03/01/21 ..............................      Baa2         27,550      27,263,480
    6.45%, 11/30/01 ..............................      Baa2         11,950      11,740,875
    6.45%, 03/01/03 ..............................      Baa2          6,050       5,881,024
                                                                             --------------
                                                                                 44,885,379
                                                                             --------------
RAILROADS -- 0.2%
  Norfolk Southern Corp.,
    6.875%, 05/01/01 .............................      Baa1          4,000       3,989,840
    6.95%, 05/01/02 ..............................      Baa1          1,300       1,294,384
  Union Pacific Corp.,
    7.375%, 09/15/09 .............................      Baa3          1,400       1,370,054
                                                                             --------------
                                                                                  6,654,278
                                                                             --------------
REAL ESTATE INVESTMENT TRUST -- 1.8%
  Duke Realty L.P.,
    7.30%, 06/30/03 ..............................      Baa2          6,250       6,180,625
  EOP Operating, L.P.,
    6.375%, 01/15/02 .............................      Baa1          7,000       6,843,200
    6.50%, 06/15/04 ..............................      Baa1          6,000       5,698,200
    6.625%, 02/15/05 .............................      Baa          17,938      16,919,122
  ERP Operating, L.P.,
    6.63%, 04/13/15 ..............................       A3          13,400      12,557,676
    7.10%, 06/23/04 ..............................       A3           3,250       3,175,672
  First Industrial, L.P.,
    6.50%, 04/05/11 ..............................      Baa2          9,000       8,804,340
  HRPT Properties Trust,
    7.426%, 07/09/07 .............................      Baa2          1,500       1,491,300
  Simon Debartolo Group, Inc.,
    6.75%, 06/15/05(b) ...........................      Baa1         17,500      16,306,500
                                                                             --------------
                                                                                 77,976,635
                                                                             --------------
RETAIL -- 2.2%
  Dayton-Hudson Corp.,
    6.40%, 02/15/03 ..............................       A3           8,250       8,072,790
  Federated Department Stores, Inc.,
    8.125%, 10/15/02 .............................      Ba1          25,850      26,265,151
    8.50%, 06/15/03 ..............................      Ba1          22,400      23,020,256
  Kroger Co., (The),
    6.34%, 06/01/01 ..............................      Baa3         13,950      13,793,063
    7.25%, 06/01/09 ..............................      Baa3          8,200       7,872,000
    7.70%, 06/01/29 ..............................      Baa3          1,300       1,228,500
  Safeway Stores Inc.,
    6.05%, 11/15/03 ..............................      Baa2         12,000      11,436,480
  Saks, Inc.,
    8.25%, 11/15/08 ..............................      Baa3          5,000       4,864,500
                                                                             --------------
                                                                                 96,552,740
                                                                             --------------
TELECOMMUNICATIONS -- 3.6%
  360 Communication Co.,
    7.125%, 03/01/03(b) ..........................      Ba2          22,550      22,425,524
    7.60%, 04/01/09 ..............................      Ba1           7,000       7,003,780
  Airtouch Communications, Inc.,
    7.00%, 10/01/03 ..............................      Baa2          8,200       8,192,210

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B14

DECEMBER 31, 1999

LONG-TERM                                             MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
                                                    (UNAUDITED)     (000)        (000)
BONDS (CONTINUED)                                   ------------  ---------  --------------
TELECOMMUNICATIONS (CONT'D.)
AT&T Canada, Inc.,
    (Canada),
    7.65%, 09/15/06 ..............................      Baa3      $   3,250  $    3,233,783
  Electric Lightwave, Inc.,
    6.05%, 05/15/04 ..............................       A2           4,700       4,436,048
  Global Crossing Holdings, Ltd.,
    9.125%, 11/15/06 .............................      Ba2           3,000       2,966,250
  MCI Worldcom Inc.,
    6.125%, 04/15/12 .............................      Baa2         10,800      10,624,824
    7.55%, 04/01/04(b) ...........................      Ba1           9,535       9,646,941
  Rogers Cantel Inc.,
    9.375%, 06/01/08 .............................      Ba3           1,805       1,877,200
  Sprint Capital Corp.,
    6.125%, 11/15/08 .............................      Baa1         25,000      22,667,000
  Sprint Corp.,
    5.70%, 11/15/03 ..............................      Baa1         11,000      10,437,350
  Telecom De Puerto Rico,
    6.65%, 05/15/06 ..............................      Baa2         15,000      14,231,850
    6.80%, 05/15/09 ..............................      Baa2         12,500      11,399,125
  US West, Inc.,
    6.875%, 08/15/01 .............................      Baa1         19,000      18,920,200
  Williams Communications Group, Inc.,
    10.875%, 10/01/09 ............................       B2           2,470       2,584,238
  Worldcom Inc.,
    6.125%, 08/15/01 .............................      Baa2          8,700       8,605,953
                                                                             --------------
                                                                                159,252,276
                                                                             --------------
UTILITIES -- 2.5%
  CINergy Corp.,
    6.125%, 04/15/04 .............................      Baa2         10,000       9,431,300
  Cogentrix Energy, Inc.,
    8.75%, 10/15/08 ..............................      Ba1           5,000       4,850,000
  Commonwealth Edison Co.,
    7.375%, 01/15/04 .............................      Baa3         14,000      14,064,540
  Edison Mission Energy,
    7.73%, 06/15/09 ..............................       A3           6,900       6,872,193
  El Paso Energy Corp.,
    6.625%, 07/15/01 .............................      Baa2          8,200       8,134,974
  Hydro-Quebec,
    7.50%, 04/01/16 ..............................       A2           1,900       1,858,409
  Niagara Mohawk Power,
    7.375%, 08/01/03 .............................      Ba2          10,000      10,001,000
  Peco Energy Transition Trust,
    5.63%, 03/01/05 ..............................      Aaa          28,000      27,149,360
    5.80%, 03/01/07 ..............................      Aaa          14,500      13,703,950
  PSEG Energy Holdings, Inc.,
    10.00%, 10/01/09 .............................      Ba1           3,465       3,421,688
  Sonat, Inc.,
    7.625%, 07/15/11(b) ..........................      Baa1          9,200       9,024,740
                                                                             --------------
                                                                                108,512,154
                                                                             --------------
WASTE MANAGEMENT -- 0.4%
  Allied Waste Industries, Inc.,
    7.625%, 01/01/06 .............................      Ba2             755         679,500
  USA Waste Service,
    6.125%, 07/15/01 .............................      Baa3         18,000      17,131,500
                                                                             --------------
                                                                                 17,811,000
                                                                             --------------
FOREIGN GOVERNMENT BONDS -- 1.4%
  Junta De Andaluci, (Spain),
    7.25%, 10/01/29 ..............................      Aa3             720         686,304
  Province of Saskatchewan, (Canada),
    9.125%, 02/15/21 .............................       A2           1,800       2,074,032
  Quebec Province, (Canada),
    7.50%, 07/15/23 ..............................       A1           7,075       6,898,479
    7.50%, 09/15/29(b) ...........................       A2           3,400       3,344,240
LONG-TERM                                             MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
                                                    (UNAUDITED)     (000)        (000)
BONDS (CONTINUED)                                   ------------  ---------  --------------
FOREIGN GOVERNMENT BONDS (CONT'D.)
Republic Of Columbia,
    9.75%, 04/23/09(b) ...........................      Baa3      $   6,200  $    5,750,500
  Republic of Panama,
    4.25%, 07/17/14 ..............................      Ba1          12,500       9,812,500
  Republic Of Philippines,
    8.875%, 04/15/08 .............................      Ba1           7,600       7,410,000
  Republic of Poland,
    4.00%, 10/27/24 ..............................      Baa3          8,500       5,610,000
  United Mexican States,
    10.375%, 02/17/09 ............................      Ba1          18,400      19,504,000
                                                                             --------------
                                                                                 61,090,055
                                                                             --------------
U.S. GOVERNMENT & AGENCY
  OBLIGATIONS -- 6.7%
  United States Treasury Bond,
    5.25%, 02/15/29(b) ...........................                   57,660      47,677,324
    6.375%, 08/15/27(b) ..........................                   35,800      34,384,826
    6.75%, 08/15/26(b) ...........................                   31,450      31,597,501
    8.125%, 05/15/21(b) ..........................                   57,900      66,367,875
    8.125%, 08/15/21(b) ..........................                   28,800      33,029,856
  United States Treasury Notes,
    5.875%, 11/15/04(b) ..........................                    7,325       7,181,943
    6.00%, 08/15/04 ..............................                      385         378,982
    6.00%, 08/15/09(b) ...........................                   55,099      53,377,156
    6.50%, 05/15/05(b)(d) ........................                    1,120       1,120,347
    6.50%, 10/15/06(b) ...........................                   17,170      17,124,328
    7.50%, 02/15/05(d) ...........................                      185         192,949
                                                                             --------------
                                                                                292,433,087
                                                                             --------------
TOTAL LONG-TERM BONDS
  (cost $2,243,049,105)....................................................   2,163,362,567
                                                                             --------------

                                                                       VALUE
                                                       SHARES         (NOTE 2)
COMMON STOCKS -- 41.6%                              -------------  --------------
AEROSPACE -- 0.6%
  Boeing Co. .....................................        122,100       5,074,781
  GenCorp, Inc. ..................................         98,400         971,700
  General Dynamics Corp. .........................         21,800       1,149,950
  Goodrich (B.F.) Co. ............................         10,600         291,500
  Honeywell International, Inc. ..................         98,912       5,705,986
  Litton Industries, Inc.(a) .....................         77,600       3,870,300
  Lockheed Martin Corp. ..........................         50,000       1,093,750
  Northrop Grumman Corp. .........................          8,000         432,500
  Parker-Hannifin Corp. ..........................         56,825       2,915,833
  Raytheon Co. (Class "B" Stock) .................         42,900       1,139,531
  United Technologies Corp. ......................         60,200       3,913,000
                                                                   --------------
                                                                       26,558,831
                                                                   --------------
AIRLINES -- 0.4%
  AMR Corp. ......................................        176,000      11,792,000
  Delta Air Lines, Inc. ..........................         17,500         871,719
  Southwest Airlines Co. .........................         59,400         961,537
  US Airways Group, Inc.(a) ......................        122,300       3,921,244
                                                                   --------------
                                                                       17,546,500
                                                                   --------------
APPAREL -- 0.0%
  Nike, Inc. (Class "B" Stock) ...................         36,800       1,823,900
  Reebok International Ltd. ......................          8,800          72,050
                                                                   --------------
                                                                        1,895,950
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B15

DECEMBER 31, 1999

COMMON
                                                                       VALUE
                                                       SHARES         (NOTE 2)
STOCKS (CONTINUED)                                  -------------  --------------
AUTOS - CARS & TRUCKS -- 0.7%
  Cummins Engine Co., Inc. .......................          4,200  $      202,912
  Dana Corp. .....................................         19,700         589,769
  Delphi Automotive Systems Corp. ................        132,252       2,082,969
  Ford Motor Co. .................................        196,400      10,495,125
  General Motors Corp. ...........................        167,700      12,189,694
  Genuine Parts Co.(b) ...........................         20,400         506,175
  MascoTech, Inc. ................................         94,400       1,197,700
  Midas, Inc. ....................................         22,100         483,437
  Navistar International Corp.(a) ................          7,200         341,100
  PACCAR, Inc. ...................................          9,400         416,537
  Titan International, Inc. ......................        101,250         658,125
  TRW, Inc. ......................................         14,500         753,094
                                                                   --------------
                                                                       29,916,637
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 1.6%
  AmSouth Bancorporation .........................         36,400         702,975
  Banc One Corp. .................................        148,172       4,750,765
  Bank of New York Co., Inc. .....................         92,500       3,700,000
  BankAmerica Corp. ..............................        217,061      10,893,749
  BB&T Corp. .....................................         37,800       1,034,775
  Chase Manhattan Corp. ..........................        104,800       8,141,650
  Comerica, Inc. .................................         20,000         933,750
  First Union Corp. ..............................        118,500       3,888,281
  Firstar Corp. ..................................        123,938       2,618,190
  Golden West Financial Corp. ....................         21,900         733,650
  Hanvit Bank, GDR, (South Korea) ................        238,200       1,518,525
  Huntington Bancshares, Inc. ....................         28,360         677,095
  KeyCorp ........................................         56,300       1,245,637
  Mellon Financial Corp. .........................         64,000       2,180,000
  Morgan (J.P.) & Co., Inc. ......................         22,100       2,798,412
  National City Corp. ............................         80,600       1,909,212
  Northern Trust Corp. ...........................         27,200       1,441,600
  Old Kent Financial Corp. .......................          5,000         176,875
  PNC Bank Corp. .................................         37,400       1,664,300
  Providian Financial Corp. ......................         17,950       1,634,572
  Regions Financial Corp. ........................         27,300         685,912
  Republic New York Corp. ........................         12,500         900,000
  SouthTrust Corp. ...............................         20,000         756,250
  Summit Bancorp(b) ..............................         21,300         652,312
  SunTrust Banks, Inc. ...........................         39,400       2,711,212
  Synovus Financial Corp. ........................         35,250         700,594
  U.S. Bancorp ...................................         92,000       2,190,750
  Union Planters Corp. ...........................         17,000         670,437
  Wachovia Corp. .................................         25,700       1,747,600
  Wells Fargo & Co. ..............................        209,400       8,467,612
                                                                   --------------
                                                                       72,126,692
                                                                   --------------
BUSINESS SERVICES -- 0.1%
  Equifax, Inc. ..................................         16,700         393,494
  Lexmark International Group, Inc. ..............         12,833       1,161,386
  Molex, Inc. ....................................         14,000         793,625
  Omnicom Group, Inc.(b) .........................         21,400       2,140,000
                                                                   --------------
                                                                        4,488,505
                                                                   --------------
COMMON
                                                                       VALUE
                                                       SHARES         (NOTE 2)
STOCKS (CONTINUED)                                  -------------  --------------
CHEMICALS -- 0.7%
  Air Products & Chemicals, Inc. .................         28,800  $      966,600
  Dow Chemical Co. ...............................         27,600       3,688,050
  Du Pont (E.I.) de Nemours & Co. ................        132,420       8,723,167
  Eastman Chemical Co. ...........................          9,300         443,494
  Engelhard Corp. ................................         18,000         339,750
  Ferro Corp. ....................................        134,900       2,967,800
  FMC Corp.(a) ...................................          3,400         194,862
  Grace (W.R.) & Co. .............................          8,600         119,325
  Great Lakes Chemical Corp. .....................          6,400         244,400
  Hercules, Inc. .................................         12,500         348,437
  Lyondell Chemical Co. ..........................         81,700       1,041,675
  Millennium Chemicals, Inc. .....................        146,527       2,893,908
  Monsanto Co. ...................................         80,300       2,860,687
  OM Group, Inc. .................................         63,300       2,179,894
  Omnova Solutions, Inc. .........................         98,400         762,600
  Praxair, Inc. ..................................         18,700         940,844
  Rohm & Haas Co. ................................         27,311       1,111,216
  Sigma-Aldrich Corp. ............................         12,700         381,794
  Union Carbide Corp. ............................         16,700       1,114,725
                                                                   --------------
                                                                       31,323,228
                                                                   --------------
COMMERCIAL SERVICES -- 0.1%
  Cendant Corp.(a) ...............................         96,500       2,563,281
  Deluxe Corp. ...................................          8,600         235,962
  Quintiles Transnational Corp. ..................          6,000         112,125
                                                                   --------------
                                                                        2,911,368
                                                                   --------------
COMPUTER SERVICES -- 5.0%
  3Com Corp.(a) ..................................         44,700       2,100,900
  Adaptec, Inc.(a) ...............................          6,000         299,250
  Adobe Systems, Inc. ............................         14,600         981,850
  America Online, Inc.(a) ........................        275,800      20,805,662
  Analog Devices, Inc. ...........................         18,000       1,674,000
  Autodesk, Inc. .................................          7,300         246,375
  Automatic Data Processing, Inc. ................         77,700       4,186,087
  BMC Software, Inc.(a) ..........................         29,000       2,318,187
  Cabletron Systems, Inc.(a) .....................         20,800         540,800
  Ceridian Corp.(a) ..............................         17,300         373,031
  Cisco Systems, Inc.(a) .........................        405,100      43,396,337
  Citrix Systems, Inc. ...........................          8,800       1,082,400
  Computer Associates International, Inc. ........         68,700       4,804,706
  Computer Sciences Corp.(a) .....................         20,000       1,892,500
  Compuware Corp.(a) .............................         44,900       1,672,525
  Comverse Technology, Inc.(a) ...................          7,300       1,056,675
  Electronic Data Systems Corp. ..................         61,400       4,109,962
  EMC Corp.(a)(b) ................................        125,975      13,762,769
  First Data Corp. ...............................         54,200       2,672,737
  Microsoft Corp.(a) .............................        635,100      74,147,925
  Novell, Inc.(a) ................................         41,900       1,673,381
  Oracle Corp.(a)(b) .............................        178,900      20,047,981
  Parametric Technology Corp.(a) .................         35,200         952,600
  Peoplesoft, Inc. ...............................         30,000         641,250
  Silicon Graphics, Inc.(a) ......................         20,600         202,137
  Unisys Corp. ...................................         32,100       1,025,194
  Yahoo!, Inc. ...................................         30,600      13,240,237
                                                                   --------------
                                                                      219,907,458
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B16

DECEMBER 31, 1999

COMMON
                                                                       VALUE
                                                       SHARES         (NOTE 2)
STOCKS (CONTINUED)                                  -------------  --------------
COMPUTERS -- 1.9%
  Apple Computer, Inc.(a)(b) .....................         17,800  $    1,830,062
  Compaq Computer Corp. ..........................        215,789       5,839,790
  Dell Computer Corp.(a)(b) ......................        318,500      16,243,500
  Gateway, Inc. ..................................         38,400       2,767,200
  Hewlett-Packard Co. ............................        127,500      14,527,031
  International Business Machines Corp. ..........        224,800      24,278,400
  Networking Appliance, Inc.(a) ..................         14,700       1,221,019
  Seagate Technology, Inc.(a) ....................         29,700       1,382,906
  Sun Microsystems, Inc.(a) ......................        192,400      14,898,975
                                                                   --------------
                                                                       82,988,883
                                                                   --------------
CONSTRUCTION -- 0.1%
  Centex Corp. ...................................          6,700         165,406
  Fluor Corp. ....................................          9,400         431,225
  Foster Wheeler Corp. ...........................          6,400          56,800
  Pulte Corp. ....................................          6,600         148,500
  Standard Pacific Corp. .........................        154,000       1,694,000
  Webb (Del E.) Corp. ............................        140,300       3,498,731
  Vulcan Materials Co. ...........................          9,000         359,438
                                                                   --------------
                                                                        6,354,100
                                                                   --------------
CONTAINERS -- 0.1%
  Ball Corp. .....................................          4,700         185,062
  Bemis Co., Inc. ................................          5,700         198,787
  Crown Cork & Seal Co., Inc. ....................         15,100         337,862
  Owens-Illinois, Inc.(a) ........................         76,600       1,919,787
  Pactiv Corp.(a) ................................         22,000         233,750
  Sealed Air Corp. ...............................         10,100         523,306
                                                                   --------------
                                                                        3,398,554
                                                                   --------------
COSMETICS & SOAPS -- 0.7%
  Alberto Culver Co. (Class "B" Stock) ...........          5,900         152,294
  Avon Products, Inc. ............................         29,600         976,800
  Colgate-Palmolive Co. ..........................         74,000       4,810,000
  Gillette Co. ...................................        139,700       5,753,894
  International Flavors & Fragrances, Inc. .......         11,400         430,350
  Procter & Gamble Co. ...........................        164,900      18,066,856
                                                                   --------------
                                                                       30,190,194
                                                                   --------------
DIVERSIFIED CONSUMER PRODUCTS -- 0.3%
  Eastman Kodak Co. ..............................         76,700       5,081,375
  Philip Morris Co., Inc. ........................        408,700       9,476,731
                                                                   --------------
                                                                       14,558,106
                                                                   --------------
DIVERSIFIED OFFICE EQUIPMENT -- 0.1%
  Avery Dennison Corp. ...........................         14,700       1,071,262
  Pitney Bowes, Inc. .............................         35,600       1,719,925
  Xerox Corp. ....................................         83,700       1,898,944
                                                                   --------------
                                                                        4,690,131
                                                                   --------------
COMMON
                                                                       VALUE
                                                       SHARES         (NOTE 2)
STOCKS (CONTINUED)                                  -------------  --------------
DIVERSIFIED OPERATIONS -- 1.5%
  Fortune Brands, Inc. ...........................         22,300  $      737,294
  General Electric Capital Corp. .................        407,200      63,014,200
  Tomkins PLC, ADR ...............................        131,600       1,932,875
                                                                   --------------
                                                                       65,684,369
                                                                   --------------
DRUGS AND MEDICAL SUPPLIES -- 3.0%
  Abbott Laboratories ............................        192,200       6,979,262
  Allergan, Inc. .................................         17,000         845,750
  ALZA Corp.(a) ..................................         11,500         398,187
  American Home Products Corp. ...................        162,300       6,400,706
  Amgen, Inc.(a) .................................        127,300       7,645,956
  Bard (C.R.), Inc. ..............................          5,700         302,100
  Bausch & Lomb, Inc. ............................          6,100         417,469
  Baxter International, Inc. .....................         35,700       2,242,406
  Becton, Dickinson & Co. ........................         30,400         813,200
  Biomet, Inc. ...................................         13,700         548,000
  Boston Scientific Corp.(a) .....................         49,100       1,074,062
  Bristol-Myers Squibb Co. .......................        247,900      15,912,081
  Cardinal Health, Inc.(b) .......................         35,200       1,685,200
  Guidant Corp. ..................................         37,900       1,781,300
  Johnson & Johnson ..............................        167,800      15,626,375
  Lilly (Eli) & Co. ..............................        136,700       9,090,550
  Mallinckrodt, Inc. .............................          8,600         273,587
  Medtronic, Inc. ................................        146,600       5,341,737
  Merck & Co., Inc. ..............................        291,500      19,548,719
  Pfizer, Inc. ...................................        484,600      15,719,212
  Pharmacia & Upjohn, Inc. .......................         64,200       2,889,000
  Schering-Plough Corp.(b) .......................        182,600       7,703,437
  St. Jude Medical, Inc.(a) ......................          9,400         288,462
  Warner-Lambert Co. .............................        106,900       8,759,119
  Watson Pharmaceuticals, Inc.(a) ................         11,000         393,937
                                                                   --------------
                                                                      132,679,814
                                                                   --------------
ELECTRONICS -- 1.5%
  Advanced Micro Devices, Inc.(a) ................         16,400         474,575
  Applied Materials, Inc.(a) .....................         46,600       5,903,637
  Belden, Inc. ...................................         67,100       1,409,100
  Emerson Electric Co. ...........................         54,700       3,138,412
  Grainger (W.W.), Inc. ..........................         12,300         588,094
  Intel Corp.(b) .................................        411,100      33,838,669
  KLA-Tencor Corp.(a) ............................         10,300       1,147,162
  LSI Logic Corp.(a) .............................         17,000       1,147,500
  Micron Technology, Inc. ........................         31,100       2,418,025
  National Semiconductor Corp.(a) ................         19,100         817,719
  Rockwell International Corp. ...................         23,500       1,125,062
  Solectron Corp. ................................         33,200       3,158,150
  Tektronix, Inc. ................................          5,900         229,362
  Teradyne, Inc. .................................         16,000       1,056,000
  Texas Instruments, Inc. ........................         99,600       9,648,750
  Thomas & Betts Corp. ...........................          6,500         207,187
  Xilinx Inc.(a) .................................         34,000       1,545,937
                                                                   --------------
                                                                       67,853,341
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B17

DECEMBER 31, 1999

COMMON
                                                                       VALUE
                                                       SHARES         (NOTE 2)
STOCKS (CONTINUED)                                  -------------  --------------
FINANCIAL SERVICES -- 2.8%
  American Express Co. ...........................         56,000  $    9,310,000
  Associates First Capital Corp. .................         91,444       2,508,995
  Bear Stearns Companies, Inc. ...................         14,516         620,559
  Block (H.R.), Inc. .............................         11,400         498,750
  Capital One Financial Corp. ....................         25,200       1,214,325
  Citigroup, Inc. ................................        495,750      27,545,109
  Countrywide Credit Industries, Inc. ............         14,600         368,650
  Dun & Bradstreet Corp. .........................         19,800         584,100
  Federal Home Loan Mortgage Corp. ...............         86,500       4,070,906
  Federal National Mortgage Assoc. ...............        127,100       7,935,806
  Fifth Third Bancorp ............................         33,700       2,472,738
  Fleet Boston Financial Corp. ...................        115,522       4,021,610
  Franklin Resource, Inc. ........................         32,900       1,054,856
  Goldman Sachs Group, Inc.(a) ...................         13,200       1,243,275
  Household International, Inc. ..................         59,852       2,229,487
  Lehman Brothers Holdings, Inc. .................        185,900      15,743,406
  MBNA Corp. .....................................         98,450       2,682,763
  Merrill Lynch & Co., Inc. ......................        103,900       8,675,650
  Morgan Stanley Dean Witter & Co. ...............        124,590      17,785,223
  PaineWebber Group, Inc. ........................         15,300         593,831
  Paychex, Inc. ..................................         31,300       1,252,000
  Price (T. Rowe) Associates, Inc. ...............          8,000         295,500
  Schwab (Charles) Corp.(a) ......................        102,500       3,933,438
  SLM Holding Corp. ..............................         21,400         904,150
  State Street Corp. .............................         20,200       1,475,863
  Washington Mutual, Inc. ........................         74,278       1,931,228
                                                                   --------------
                                                                      120,952,218
                                                                   --------------
FOOD & BEVERAGE -- 1.4%
  Anheuser-Busch Companies, Inc.(b) ..............         59,500       4,217,063
  Archer-Daniels-Midland Co. .....................         79,038         963,276
  Bestfoods ......................................         34,300       1,802,894
  Brown-Forman Corp. (Class "B" Stock) ...........          8,700         498,075
  Campbell Soup Co. ..............................         52,700       2,038,831
  Coca Cola Enterprises, Inc.(b) .................         53,800       1,082,725
  Coca-Cola Co. ..................................        308,200      17,952,650
  ConAgra, Inc. ..................................         61,300       1,383,081
  Coors (Adolph) Co. (Class "B" Stock)............          4,000         210,000
  General Mills, Inc. ............................         36,900       1,319,175
  Heinz (H.J.) & Co. .............................         44,400       1,767,675
  Hershey Foods Corp. ............................         16,600         788,500
  Kellogg Co. ....................................         48,900       1,506,731
  Nabisco Group Holdings Corp. ...................        319,400       3,393,625
  PepsiCo, Inc. ..................................        185,500       6,538,875
  Quaker Oats Co. ................................         16,100       1,056,563
  Ralston-Ralston Purina Group(b) ................         40,000       1,115,000
  Sara Lee Corp. .................................        114,400       2,523,950
  Seagram Co., Ltd. ..............................         52,800       2,372,700
  Sysco Corp. ....................................         41,900       1,657,669
  Unilever NV ....................................         71,018       3,866,035
  Whitman Corp. ..................................        132,800       1,784,500
  Wrigley (William) Jr. Co. ......................         15,000       1,244,063
                                                                   --------------
                                                                       61,083,656
                                                                   --------------
COMMON
                                                                       VALUE
                                                       SHARES         (NOTE 2)
STOCKS (CONTINUED)                                  -------------  --------------
FOREST PRODUCTS -- 0.8%
  Boise Cascade Corp. ............................        149,900  $    6,070,950
  Champion International Corp. ...................        106,400       6,590,150
  Fort James Corp. ...............................         28,200         771,975
  Georgia-Pacific Corp. ..........................         97,800       4,963,350
  International Paper Co. ........................         52,221       2,947,223
  Louisiana-Pacific Corp. ........................        184,400       2,627,700
  Mead Corp. .....................................        107,900       4,686,906
  Potlatch Corp. .................................          3,500         156,187
  Temple-Inland, Inc. ............................          6,600         435,187
  Westvaco Corp. .................................         13,000         424,125
  Weyerhaeuser Co. ...............................         24,900       1,788,131
  Willamette Industries, Inc. ....................         82,700       3,840,381
                                                                   --------------
                                                                       35,302,265
                                                                   --------------
GAS PIPELINES -- 0.1%
  Columbia Energy Group ..........................         10,300         651,475
  Consolidated Natural Gas Co. ...................         12,500         811,719
  El Paso Energy Corp. ...........................         19,100         741,319
  Peoples Energy Corp. ...........................          5,500         184,250
  Sempra Energy ..................................         29,299         509,070
  Williams Companies, Inc. .......................         54,400       1,662,600
                                                                   --------------
                                                                        4,560,433
                                                                   --------------
HOSPITALS/ HOSPITAL MANAGEMENT -- 0.5%
  Columbia/HCA Healthcare Corp. ..................        283,900       8,321,819
  Healthsouth Corp.(a) ...........................         51,600         277,350
  Humana, Inc.(a) ................................        266,200       2,179,512
  IMS Health, Inc. ...............................         39,400       1,071,187
  LifePoint Hospitals, Inc.(a) ...................         10,552         124,645
  Manor Care, Inc. ...............................         13,000         208,000
  McKesson HBOC Inc. .............................         32,430         731,702
  Service Corp. International ....................         33,800         234,487
  Shared Medical Systems Corp. ...................          2,300         117,156
  Smith (A.O.) Corp. .............................        105,450       2,306,719
  Tenet Healthcare Corp.(a) ......................        279,700       6,572,950
  Triad Hospitals, Inc.(a) .......................         10,552         159,599
  Wellpoint Health Networks Inc. .................          6,000         395,625
                                                                   --------------
                                                                       22,700,751
                                                                   --------------
HOUSEHOLD PRODUCTS & PERSONAL CARE -- 0.2%
  Clorox Co.(b) ..................................         27,800       1,400,425
  Kimberly-Clark Corp. ...........................         68,200       4,450,050
  Leggett & Platt, Inc. ..........................        125,700       2,694,694
                                                                   --------------
                                                                        8,545,169
                                                                   --------------
HOUSING RELATED -- 0.5%
  Armstrong World Industries, Inc. ...............          4,100         136,838
  Fleetwood Enterprises, Inc. ....................          3,400          70,125
  Hanson, PLC, ADR, (United Kingdom) .............        309,562      12,517,913
  Kaufman & Broad Home Corp. .....................          6,100         147,544
  Lowe's Companies, Inc. .........................         46,500       2,778,375
  Masco Corp. ....................................         46,900       1,190,088
  Maytag Corp. ...................................         11,000         528,000
  Newell Rubbermaid Inc.(b) ......................         36,814       1,067,606
  Owens Corning(b) ...............................        106,900       2,064,506
  Stanley Works ..................................         11,000         331,375
  Tupperware Corp. ...............................          9,600         162,600
  Whirlpool Corp. ................................          9,500         618,094
                                                                   --------------
                                                                       21,613,064
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B18

DECEMBER 31, 1999

COMMON
                                                                       VALUE
                                                       SHARES         (NOTE 2)
STOCKS (CONTINUED)                                  -------------  --------------
INSTRUMENT-CONTROLS -- 0.1%
  Johnson Controls, Inc. .........................         10,900  $      619,937
  PerkinElmer, Inc. ..............................          7,100         295,981
  PE Corp-PE Biosystems Group. ...................         12,200       1,467,812
                                                                   --------------
                                                                        2,383,730
                                                                   --------------
INSURANCE -- 1.5%
  Aetna, Inc. ....................................         18,200       1,015,787
  Allstate Corp. .................................         99,700       2,392,800
  American General Corp. .........................         30,700       2,329,362
  American International Group, Inc. .............        193,553      20,927,918
  Aon Corp.(b) ...................................         32,500       1,300,000
  Berkley (W.R.) Corp. ...........................         42,400         885,100
  Chubb Corp. ....................................         74,500       4,195,281
  CIGNA Corp. ....................................         25,000       2,014,062
  Cincinnati Financial Corp. .....................         19,100         595,681
  Conseco, Inc. ..................................         38,621         690,350
  Financial Security Assurance Holdings Ltd. .....         34,000       1,772,250
  Hartford Financial Services Group, Inc. ........         27,500       1,302,812
  Jefferson-Pilot Corp. ..........................         13,100         894,075
  Lincoln National Corp. .........................         25,800       1,032,000
  Loews Corp. ....................................         42,400       2,573,150
  Marsh & McLennan Companies, Inc. ...............         33,100       3,167,256
  MBIA, Inc. .....................................         13,000         686,563
  MGIC Investment Corp.(b) .......................         13,900         836,606
  Progressive Corp. ..............................          9,400         687,375
  Reinsurance Group of America, Inc. .............        173,325       4,809,769
  SAFECO Corp. ...................................        100,600       2,502,425
  St. Paul Companies, Inc. .......................         28,600         963,463
  Torchmark Corp. ................................        118,400       3,441,000
  Trenwick Group, Inc. ...........................         64,850       1,098,397
  United Healthcare Corp. ........................         22,000       1,168,750
  UnumProvident Corp.(b) .........................         29,110         933,339
                                                                   --------------
                                                                       64,215,571
                                                                   --------------
LEISURE -- 0.3%
  Brunswick Corp. ................................          9,000         200,250
  Carnival Corp. (Class "A" Stock) ...............         80,500       3,848,906
  Disney (Walt) Co. ..............................        260,300       7,613,775
  Harrah's Entertainment, Inc.(a) ................         15,800         417,713
  Hilton Hotels Corp. ............................         30,300         291,638
  Marriott International, Inc. (Class "A"
    Stock) .......................................         28,900         912,156
  Mirage Resorts, Inc.(a) ........................         23,600         361,375
                                                                   --------------
                                                                       13,645,813
                                                                   --------------
MACHINERY -- 0.3%
  Briggs & Stratton Corp. ........................          2,200         117,975
  Caterpillar, Inc. ..............................         44,300       2,084,869
  Commercial Intertech Corp. .....................         28,300         360,825
  Cooper Industries, Inc. ........................         12,800         517,600
  Deere & Co. ....................................         28,000       1,214,500
  Dover Corp. ....................................         25,700       1,166,138
  Eaton Corp. ....................................          8,200         595,525
  Flowserve Corp. ................................         39,486         671,262
  Ingersoll-Rand Co. .............................         21,400       1,178,338
  Milacron, Inc. .................................          6,300          96,863
  Paxar Corp. ....................................        229,925       1,939,992
  Snap-On, Inc. ..................................          9,500         252,344
  Timken Co. .....................................          9,900         202,331
                                                                   --------------
                                                                       10,398,562
                                                                   --------------
COMMON
                                                                       VALUE
                                                       SHARES         (NOTE 2)
STOCKS (CONTINUED)                                  -------------  --------------
MANUFACTURING -- 0.3%
  Hussmann International, Inc. ...................        122,100  $    1,839,131
  Illinois Tool Works, Inc.(b) ...................         32,000       2,162,000
  Tyco International Ltd. ........................        210,022       8,164,605
                                                                   --------------
                                                                       12,165,736
                                                                   --------------
MEDIA -- 1.5%
  CBS Corp.(a) ...................................        161,547      10,328,911
  Central Newspapers, Inc.(Class "A" Stock) ......        100,000       3,937,500
  Clear Channel Communications, Inc.(a)(b) .......         40,900       3,650,325
  Comcast Corp. (Special Class "A" Stock)(b) .....         93,800       4,713,450
  Donnelley (R.R.) & Sons Co. ....................         15,700         389,556
  Dow Jones & Co., Inc. ..........................         10,600         720,800
  Gannett Co., Inc. ..............................         34,400       2,805,750
  Houghton Mifflin Co. ...........................         58,700       2,476,406
  Interpublic Group of Companies, Inc. ...........         35,600       2,053,675
  Knight-Ridder, Inc.(b) .........................         67,800       4,034,100
  Lee Enterprises, Inc. ..........................         50,900       1,625,619
  McGraw-Hill, Inc. ..............................         23,700       1,460,513
  Mediaone Group, Inc.(b) ........................         77,700       5,968,331
  Meredith Corp. .................................          5,500         229,281
  New York Times Co. (Class "A" Stock)(b) ........         22,900       1,124,963
  Time Warner, Inc. ..............................        157,800      11,430,638
  Times Mirror Co. (Class "A" Stock) .............          8,900         596,300
  Tribune Co. ....................................         30,000       1,651,875
  Viacom, Inc. (Class "B" Stock)(a) ..............         87,600       5,294,325
                                                                   --------------
                                                                       64,492,318
                                                                   --------------
METALS-FERROUS -- 0.2%
  AK Steel Holding Corp. .........................        146,900       2,772,738
  Allegheny Technologies, Inc. ...................         12,200         273,738
  Bethlehem Steel Corp.(a) .......................        241,500       2,022,563
  Material Sciences Corp.(a) .....................         96,900         987,169
  National Steel Corp. (Class "B" Stock)(a) ......         36,000         267,750
  Nucor Corp. ....................................         10,500         575,531
  USX-U.S. Steel Group, Inc. .....................         94,100       3,105,300
  Worthington Industries, Inc. ...................          9,200         152,375
                                                                   --------------
                                                                       10,157,164
                                                                   --------------
METALS-NON FERROUS -- 0.7%
  Alcan Aluminum Ltd.(b) .........................         26,700       1,099,706
  Alcoa, Inc. ....................................        326,300      27,082,900
  Inco Ltd. ......................................         26,200         615,700
  Reynolds Metals Co. ............................          8,200         628,325
                                                                   --------------
                                                                       29,426,631
                                                                   --------------
MINERAL RESOURCES -- 0.0%
  Burlington Resources, Inc.(b) ..................         23,300         770,356
  Homestake Mining Co. ...........................         33,100         258,594
  Phelps Dodge Corp. .............................          8,393         563,380
                                                                   --------------
                                                                        1,592,330
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B19

DECEMBER 31, 1999

COMMON
                                                                       VALUE
                                                       SHARES         (NOTE 2)
STOCKS (CONTINUED)                                  -------------  --------------
MISCELLANEOUS - BASIC INDUSTRY -- 0.4%
  AES Corp. ......................................         24,000  $    1,794,000
  Crane Co. ......................................         10,800         214,650
  Danaher Corp. ..................................         17,400         839,550
  Donaldson Co., Inc. ............................        109,200       2,627,625
  Ecolab, Inc. ...................................         16,700         653,388
  IDEX Corp.(b) ..................................         60,100       1,825,538
  ITT Industries, Inc. ...........................         10,700         357,781
  Mark IV Industries, Inc. .......................         86,542       1,530,712
  Millipore Corp. ................................          6,800         262,650
  NACCO Industries, Inc. (Class "A" Stock) .......          1,300          72,231
  Pall Corp. .....................................         13,800         297,563
  PPG Industries, Inc. ...........................         21,100       1,320,069
  Textron, Inc. ..................................         19,300       1,480,069
  Thermo Electron Corp.(a) .......................         20,900         313,500
  Trinity Industries, Inc. .......................         52,200       1,484,438
  Wolverine Tube, Inc.(a) ........................         37,000         522,625
  York International Corp. .......................         59,100       1,621,556
                                                                   --------------
                                                                       17,217,945
                                                                   --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 0.2%
  American Greetings Corp. (Class "A" Stock) .....          8,200         193,725
  Black & Decker Corp. ...........................         10,400         543,400
  Corning, Inc. ..................................         30,200       3,893,913
  Jostens, Inc. ..................................          6,100         148,306
  Minnesota Mining & Manufacturing Co. ...........         50,000       4,893,750
  Polaroid Corp. .................................          7,000         131,688
                                                                   --------------
                                                                        9,804,782
                                                                   --------------
OIL & GAS -- 1.9%
  Amerada Hess Corp. .............................         11,100         629,925
  Anadarko Petroleum Corp. .......................         15,100         515,288
  Ashland, Inc. ..................................          9,400         309,613
  Atlantic Richfield Co. .........................         41,300       3,572,450
  Basin Exploration, Inc.(a) .....................         17,400         306,675
  Cabot Oil & Gas Corp. (Class "A" Stock) ........         88,600       1,423,138
  Chevron Corp. ..................................         82,800       7,172,550
  Coastal Corp. ..................................         26,100         924,919
  Eastern Enterprises ............................          3,200         183,800
  Exxon Mobil Corp. ..............................        430,270      34,663,627
  Kerr-McGee Corp. ...............................         10,525         652,550
  Murphy Oil Corp. ...............................         27,600       1,583,550
  NICOR, Inc. ....................................          4,900         159,250
  Noble Affiliates, Inc. .........................         50,900       1,091,169
  Ocean Energy Inc ...............................         63,700         493,675
  Phillips Petroleum Co. .........................         32,600       1,532,200
  Pioneer Natural Resources Co. ..................        435,944       3,896,250
  Royal Dutch Petroleum Co. ......................        267,500      16,167,031
  Sunoco, Inc. ...................................         10,100         237,350
  Texaco, Inc. ...................................         68,000       3,693,250
  Unocal Corp. ...................................         30,900       1,037,081
  USX-Marathon Group .............................         36,900         910,969
  Western Gas Resources, Inc. ....................        103,000       1,358,313
                                                                   --------------
                                                                       82,514,623
                                                                   --------------
COMMON
                                                                       VALUE
                                                       SHARES         (NOTE 2)
STOCKS (CONTINUED)                                  -------------  --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.1%
  Baker Hughes, Inc. .............................         40,150  $      845,659
  Conoco, Inc (Class "B") ........................         68,394       1,701,301
  EOG Resources, Inc. ............................         48,400         850,025
  Occidental Petroleum Corp. .....................         41,300         893,113
  Transocean Sedco Forex, Inc. ...................         13,397         451,315
  Union Pacific Resources Group, Inc. ............         29,700         378,675
                                                                   --------------
                                                                        5,120,088
                                                                   --------------
OIL & GAS SERVICES -- 0.5%
  Apache Corp. ...................................         15,000         554,063
  Enron Corp. ....................................         89,000       3,949,375
  Halliburton Co. ................................         55,500       2,233,875
  Helmerich & Payne, Inc. ........................          7,900         172,319
  McDermott International, Inc. ..................        401,600       3,639,500
  ONEOK, Inc. ....................................          4,900         123,113
  Rowan Companies, Inc.(a) .......................          9,600         208,200
  Schlumberger Ltd.(b) ...........................         69,200       3,892,500
  Tosco Corp. ....................................          9,000         244,688
  Total SA (Class "B" Stock), (France) ...........         79,933       5,535,360
                                                                   --------------
                                                                       20,552,993
                                                                   --------------
PRECIOUS METALS -- 0.1%
  Apex Silver Mines Ltd. .........................         82,200         981,263
  Barrick Gold Corp. .............................         50,600         894,988
  Freeport-McMoRan Copper & Gold, Inc. (Class "B"
    Stock) .......................................         21,300         449,963
  Newmont Mining Corp. ...........................         24,500         600,250
  Placer Dome, Inc. ..............................         32,700         351,525
  Stillwater Mining Co.(a) .......................         75,000       2,390,625
                                                                   --------------
                                                                        5,668,614
                                                                   --------------
RAILROADS -- 0.1%
  Burlington Northern Santa Fe Corp. .............         60,700       1,471,975
  CSX Corp. ......................................         27,600         865,950
  Kansas City Southern Industries, Inc. ..........         13,300         992,513
  Norfolk Southern Corp. .........................         46,800         959,400
  Union Pacific Corp. ............................         30,800       1,343,650
                                                                   --------------
                                                                        5,633,488
                                                                   --------------
REAL ESTATE INVESTMENT TRUST -- 0.3%
  Crescent Real Estate Equities Co. ..............        336,700       6,186,863
  Equity Residential Properties Trust ............         37,700       1,609,319
  Vornado Realty Trust ...........................        185,200       6,019,000
                                                                   --------------
                                                                       13,815,182
                                                                   --------------
RESTAURANTS -- 0.2%
  Darden Restaurants, Inc. .......................         18,200         329,875
  McDonald's Corp. ...............................        171,500       6,913,594
  Tricon Global Restaurants, Inc.(a) .............         19,000         733,875
  Wendy's International, Inc. ....................         15,500         319,688
                                                                   --------------
                                                                        8,297,032
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B20

DECEMBER 31, 1999

COMMON
                                                                       VALUE
                                                       SHARES         (NOTE 2)
STOCKS (CONTINUED)                                  -------------  --------------
RETAIL -- 2.8%
  Albertson's, Inc. ..............................         54,566  $    1,759,754
  AutoZone, Inc.(a) ..............................         19,800         639,788
  Bed Bath & Beyond, Inc. ........................          8,000         278,000
  Best Buy Co., Inc.(a) ..........................         22,000       1,104,125
  Charming Shoppes, Inc.(a) ......................        811,300       5,374,863
  Circuit City Stores, Inc. ......................         25,800       1,162,613
  Consolidated Stores Corp. ......................         12,400         201,500
  Costco Wholesale Corp.(b) ......................         28,200       2,573,250
  CVS Corp. ......................................         48,400       1,932,975
  Dayton-Hudson Corp. ............................         55,200       4,053,750
  Dillard's, Inc. ................................         43,700         882,194
  Dollar General Corporation .....................         28,125         639,844
  Federated Department Stores, Inc.(a) ...........         26,400       1,334,850
  Great Atlantic & Pacific Tea Co., Inc. .........          6,000         167,250
  Harcourt General, Inc. .........................          8,000         322,000
  Home Depot, Inc. ...............................        280,350      19,221,497
  Huttig Building Products, Inc. .................          2,400          11,849
  IKON Office Solutions, Inc. ....................         17,100         116,494
  J.C. Penney Co., Inc. ..........................         33,100         659,931
  Kmart Corp.(a) .................................        638,100       6,420,881
  Kohl's Corp.(a) ................................         20,300       1,465,406
  Kroger Co.(a) ..................................        107,946       2,037,481
  Liz Claiborne, Inc. ............................         10,500         395,063
  Longs Drug Stores, Inc. ........................          6,100         157,456
  May Department Stores Co. ......................         41,900       1,351,275
  Nordstrom, Inc. ................................         17,500         458,281
  Office Depot, Inc. .............................         34,500         377,344
  Pep Boys - Manny, Moe & Jack ...................          6,927          63,209
  Rite Aid Corp. .................................         31,400         351,288
  Safeway, Inc.(a) ...............................         62,900       2,236,881
  Sears, Roebuck & Co. ...........................         48,900       1,488,394
  Sherwin-Williams Co. ...........................         21,800         457,800
  Staples, Inc.(a) ...............................         59,500       1,234,625
  Supervalu, Inc. ................................         13,000         260,000
  Tandy Corp. ....................................         25,400       1,249,363
  The Gap, Inc. ..................................        109,300       5,027,800
  The Limited, Inc. ..............................        198,053       8,578,171
  TJX Companies, Inc. ............................         40,600         829,763
  Toys 'R' Us, Inc.(a) ...........................        146,500       2,096,781
  Wal-Mart Stores, Inc.(b) .......................        553,100      38,233,038
  Walgreen Co. ...................................        124,200       3,632,850
  Winn-Dixie Stores, Inc. ........................         17,500         418,906
                                                                   --------------
                                                                      121,258,583
                                                                   --------------
RUBBER -- 0.0%
  Cooper Tire & Rubber Co. .......................          9,300         144,731
  Goodyear Tire & Rubber Co. .....................         59,400       1,674,338
                                                                   --------------
                                                                        1,819,069
                                                                   --------------
COMMON
                                                                       VALUE
                                                       SHARES         (NOTE 2)
STOCKS (CONTINUED)                                  -------------  --------------
TELECOMMUNICATIONS -- 4.7%
  ADC Telecommunications, Inc.(a) ................         14,000  $    1,015,875
  AFLAC Inc. .....................................         30,000       1,415,625
  Alcatel Alsthom, ADR, (France)(b) ..............        124,900       5,620,500
  Alltel Corp. ...................................         35,800       2,960,213
  Andrew Corp.(a) ................................          9,900         187,481
  AT&T Corp.(b) ..................................        397,748      20,185,711
  Bell Atlantic Corp. ............................        194,900      11,998,531
  BellSouth Corp. ................................        235,600      11,029,025
  CenturyTel, Inc. ...............................         15,400         729,575
  General Instrument Corp. .......................         21,000       1,785,000
  Global Crossing Ltd.(a) ........................         88,690       4,434,500
  GTE Corp. ......................................        122,800       8,665,075
  Lucent Technologies, Inc. ......................        383,755      28,709,671
  MCI Worldcom, Inc. .............................        350,421      18,594,214
  Motorola, Inc. .................................         77,100      11,352,975
  Nextel Communications, Inc. (Class "A"
    Stock)(a)(b) .................................         42,300       4,362,188
  Nortel Networks Corp.(b) .......................        164,980      16,662,980
  QUALCOMM, Inc.(b) ..............................         79,600      14,029,500
  SBC Communications, Inc. .......................        426,308      20,782,515
  Scientific-Atlanta, Inc. .......................          8,400         467,250
  Sprint Corp.(b) ................................        108,600       7,310,138
  Sprint Corp. (PCS Group) .......................         55,450       5,683,625
  Tellabs, Inc.(a) ...............................         49,100       3,151,606
  US West, Inc. ..................................         63,660       4,583,520
                                                                   --------------
                                                                      205,717,293
                                                                   --------------
TEXTILES -- 0.0%
  National Service Industries, Inc. ..............          4,000         118,000
  Russell Corp. ..................................          5,700          95,475
  Springs Industries, Inc. .......................          3,200         127,800
  VF Corp. .......................................         15,600         468,000
                                                                   --------------
                                                                          809,275
                                                                   --------------
TOBACCO -- 0.1%
  R.J. Reynolds Tobacco Holdings, Inc. ...........         94,066       1,657,913
  UST, Inc. ......................................         22,700         571,756
                                                                   --------------
                                                                        2,229,669
                                                                   --------------
TOYS -- 0.0%
  Hasbro, Inc. ...................................         25,500         486,094
  Mattel, Inc. ...................................         47,151         618,857
                                                                   --------------
                                                                        1,104,951
                                                                   --------------
TRUCKING/SHIPPING -- 0.1%
  Federal Express Corp.(a) .......................         36,400       1,490,125
  Ryder System, Inc. .............................          9,000         219,938
  Yellow Corp.(a) ................................         43,600         733,025
                                                                   --------------
                                                                        2,443,088
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B21

DECEMBER 31, 1999

                                                                       VALUE
COMMON STOCKS                                                         (NOTE 2)
(CONTINUED)                                         -------------  --------------
UTILITIES - ELECTRICAL & GAS -- 0.5%
  Ameren Corp.(b) ................................         17,700  $      579,675
  American Electric Power Co., Inc.(b) ...........         23,500         754,938
  Carolina Power & Light Co. .....................         20,000         608,750
  Central & South West Corp.(b) ..................         27,600         552,000
  CINergy Corp. ..................................         19,600         472,850
  CMS Energy Corp. ...............................         13,000         405,438
  Consolidated Edison, Inc.(b) ...................         28,100         969,450
  Constellation Energy Group .....................         18,400         533,600
  Dominion Resources, Inc.(b) ....................         24,300         953,775
  DTE Energy Co. .................................         19,200         602,400
  Duke Energy Corp. ..............................         46,200       2,315,775
  Edison International ...........................         45,700       1,196,769
  Entergy Corp. ..................................         29,800         767,350
  FirstEnergy Corp.(a) ...........................         31,300         710,119
  Florida Progress Corp. .........................          7,000         296,188
  FPL Group, Inc. ................................         23,200         993,250
  GPU, Inc. ......................................         16,400         490,975
  New Century Energies, Inc. .....................         15,000         455,625
  Niagara Mohawk Holdings Inc.(a) ................         22,600         314,988
  Northern States Power Co. ......................         17,700         345,150
  Pacific Gas & Electric, Co. ....................         47,200         967,600
  PECO Energy Co. ................................         23,200         806,200
  Pinnacle West Capital Corp. ....................          3,000          91,688
  PP&L Resources, Inc. ...........................         20,200         462,075
  Public Service Enterprise Group, Inc............         28,800       1,002,600
  Reliant Energy, Inc. ...........................         39,100         894,413
  Southern Co.(b) ................................         89,400       2,100,900
  Texas Utilities Co. ............................         35,800       1,273,138
  Unicom Corp. ...................................         27,400         917,900
                                                                   --------------
                                                                       22,835,579
                                                                   --------------
WASTE MANAGEMENT -- 0.0%
  Allied Waste Industries, Inc. ..................         10,000          88,125
  Waste Management, Inc. .........................         77,142       1,325,878
                                                                   --------------
                                                                        1,414,003
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $1,366,247,177)..........................................   1,826,564,329
                                                                   --------------

PREFERRED STOCKS -- 0.9%
COMMON STOCKS                                                         (NOTE 2)
(CONTINUED)                                         -------------  --------------
UTILITIES - ELECTRICAL & GAS -- 0.5%
FINANCIAL SERVICES -- 0.7%
  Central Hispano Capital Corp., .................      1,225,900      30,798,669
                                                                   --------------
TELECOMMUNICATIONS -- 0.2%
  Telecomunicacoes Brasileiras S.A., ADR(b) ......         50,200       6,450,700
                                                                   --------------
TOTAL PREFERRED STOCKS
  (cost $36,227,123).............................................      37,249,369
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $3,645,523,405)..........................................   4,027,176,265
                                                                   --------------

SHORT-TERM                                            MOODY'S
                                                       RATING     PRINCIPAL
                                                    (UNAUDITED)    AMOUNT        VALUE
                                                    ------------  ---------  --------------
INVESTMENTS -- 18.9%                                                (000)        (000)
COMMERCIAL PAPER -- 11.5%
  Baker Hughes, Inc.,
    4.75%, 01/03/00 ..............................       P1           1,000         999,736
  Barton Capital Corp,
    5.94%, 01/21/00(c) ...........................       P1          20,000      19,940,600
    6.20%, 01/20/00 ..............................       P1          10,000       9,967,278
    6.29%, 01/10/00 ..............................       P1             500         499,214
    6.00%, 01/14/00(c) ...........................       P1           5,430       5,420,045
SHORT-TERM
INVESTMENTS                                           MOODY'S
                                                       RATING     PRINCIPAL
                                                    (UNAUDITED)    AMOUNT        VALUE
                                                    ------------  ---------  --------------
(CONTINUED)                                                         (000)        (000)
COMMERCIAL PAPER (CONT'D.)
Bayerische Landesbank,
    5.98%, 02/23/00 ..............................       P1       $     570  $      564,982
  Bell Atlantic Corp.,
    5.20%, 01/07/00 ..............................       P1           1,016       1,015,120
  BMW U.S. Capital,
    5.00%, 01/04/00 ..............................       P1           1,000         999,583
  Central & SouthWest Corp.,
    7.20%, 01/21/00(c) ...........................       P2          25,000      24,910,000
  Clipper Receivables Corp.,
    6.12%, 01/24/00 ..............................       P1          12,554      12,504,914
  Coca Cola Enterprises,
    5.25%, 01/03/00 ..............................       NR           1,000         999,708
  Comdisco, Inc.,
    6.45%, 01/28/00(c) ...........................       P2          10,000       9,955,208
    6.55%, 01/28/00(c) ...........................       P2          15,000      14,931,771
  Cox Enterprises, Inc.,
    6.85%, 01/21/00(c) ...........................       P2          26,000      25,910,950
  Duke Energy Corp,
    5.00%, 01/03/00 ..............................       P1           1,000         999,722
  Falcon Asset Securitization Corp.,
    6.00%, 01/11/00(c) ...........................       P1          40,000      39,946,667
  Ford Motor Credit Corp,
    5.40%, 01/04/00 ..............................       P1           1,000         999,550
  GTE Funding, Inc.,
    6.03%, 01/10/00(c) ...........................       P1          25,000      24,970,688
  Heller Financial, Inc.,
    6.00%, 01/13/00(c) ...........................       P2          12,500      12,479,167
    6.05%, 01/14/00(c) ...........................       P2          10,000       9,981,514
  Kerr McGee Credit LLC,
    6.45%, 01/14/00(c) ...........................       P2          10,000       9,980,292
    6.50%, 01/13/00(c) ...........................       P2          33,000      32,940,417
  Keyspan Corp.,
    6.50%, 01/12/00(c) ...........................       P2          43,000      42,930,125
  Merrill Lynch & Co. Inc,
    6.12%, 01/18/00 ..............................       P1           1,000         997,110
  Morgan (J.P.) & Co., Inc.,
    5.96%, 03/13/00 ..............................       P1           1,005         993,020
  National Australia Fund,
    5.00%, 01/04/00 ..............................       P1           1,000         999,583
  Novartis Financial Corp.,
    5.50%, 01/05/00 ..............................       P1           1,000         999,389
  Old Line Funding Corp,
    6.01%, 01/12/00(c) ...........................       P1          22,990      22,955,458
    6.33%, 01/12/00 ..............................       P1           8,500       8,483,560
  Svenska Handelsbank, Inc.,
    6.07%, 01/14/00(c) ...........................       P1          50,000      50,000,000
  Thunder Bay Funding,
    6.27%, 01/13/00 ..............................       P1           1,100       1,097,701
  Triple-A One Funding, Inc.,
    6.01%, 01/12/00(c) ...........................       NR          21,051      21,019,371
    6.27%, 01/14/00 ..............................       NR          33,373      33,297,438
    6.34%, 01/19/00 ..............................       NR             442         440,599
  UBS Finance (Delaware),
    4.50%, 01/04/00 ..............................       NR           1,000         999,625
  Windmill Funding Corp.,
    6.38%, 01/07/00(c) ...........................       NR          58,000      57,958,884
                                                                             --------------
                                                                                504,088,989
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B22

DECEMBER 31, 1999

SHORT-TERM
INVESTMENTS                                           MOODY'S
                                                       RATING     PRINCIPAL
                                                    (UNAUDITED)    AMOUNT        VALUE
                                                    ------------  ---------  --------------
(CONTINUED)                                                         (000)        (000)
OTHER CORPORATE OBLIGATIONS -- 3.6%
  Advanta Corp.,
    7.50%, 08/28/00 ..............................      Ba2       $  35,000  $   34,638,100
  Bear Stearns & Co.,
    6.50%, 07/05/00 ..............................       A2          20,000      19,976,000
  Camden Property Trust,
    7.23%, 10/30/00 ..............................      Baa2         22,000      21,918,600
  Carnival Corp.,
    5.65%, 10/15/00 ..............................       A2           5,000       4,953,450
  Comdisco, Inc.,
    5.94%, 04/13/00 ..............................      Baa1         12,500      12,461,250
  Equity Residential Properties Trust,
    6.15%, 09/15/00 ..............................       A3          45,000      44,631,000
  ICI Wilmington Inc.,
    9.50%, 11/15/00 ..............................      Baa1          8,000       8,154,640
  ITT Corp.,
    6.25%, 11/15/00 ..............................      Baa2          5,253       5,150,724
  Safeway Stores Inc.,
    5.75%, 11/15/00 ..............................      Baa2          6,000       5,946,960
                                                                             --------------
                                                                                157,830,724
                                                                             --------------

REPURCHASE AGREEMENT -- 2.0%
  Joint Repurchase Agreement Account,
    2.875%, 01/03/00 (Note 5) ....................     87,560      87,560,000
                                                               --------------

TIME DEPOSITS -- 1.7%
  Abbey National Treasury Services,
    9.50%, 01/04/00(c) ...........................       P1          50,000      50,000,000
  Banque Nationale de Paris,
    2.00%, 01/03/00(c) ...........................       P1           3,345       3,345,000
  Chase Manhattan Corp.,
    5.50%, 01/03/00(c) ...........................       P1          10,000      10,000,000
  Deutsche Bank,
    5.00%, 01/03/00(c) ...........................       P1          13,000      13,000,000
                                                                             --------------
                                                                                 76,345,000
                                                                             --------------

SHORT-TERM
INVESTMENTS
                                                    PRINCIPAL
                                                     AMOUNT        VALUE
                                                    ---------  --------------
(CONTINUED)                                           (000)        (000)
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 0.1%
  United States Treasury Bill,
    5.196%, 03/16/00(d) ..........................  $   1,800  $    1,780,515
                                                               --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $828,802,279)........................................     827,605,228
                                                               --------------
TOTAL INVESTMENTS -- 110.7%
  (cost $4,474,325,684: Note 6)..............................   4,854,781,493
VARIATION MARGIN ON OPEN FUTURES CONTRACTS(E)................
                                                                     (125,094)
LIABILITIES IN EXCESS OF OTHER ASSETS -- 10.7%...............    (467,516,168)
                                                               --------------
TOTAL NET ASSETS -- 100%.....................................  $4,387,140,231
                                                               ==============

The following abbreviations are used in portfolio descriptions:
  AG    Aktiengesellschaft (German Stock Company)
  ADR   American Depository Receipt
  GDR   Global Depository Receipt
  L.P.  Limited Partnership
M.T.N.  Medium Term Note
  SA Sociedad Aronime (Spanish Corporation) or Societe Aronyme (French Corporation)

(a)  Non-income producing security.

(b) Portion of securities on loan with an aggregate market value of $481,860,900, cash collateral of $504,046,862 was received with which the portfolio purchased securities.

(c) Represents securities purchased with cash collateral received for securities on loan.

(d)  Security segregated as collateral for futures contracts.

(e)  Open futures contracts as of December 31, 1999 are as follows:

                                                                       VALUE AT
      NUMBER OF                            EXPIRATION   VALUE AT     DECEMBER 31,    APPRECIATION/
      CONTRACTS               TYPE            DATE     TRADE DATE        1999        DEPRECIATION
Long Position:
         88            U.S. T-Bond          Mar 00     $ 8,310,500    $ 8,002,500      $(308,000)
         93            U.S. Treasury 10yr   Mar 00       9,129,680      8,914,922       (214,758)
         20            S&P 500 Index        Mar 00       7,175,150      7,421,000        245,850
         193           U.S. Treasury 5yr    Mar 00      19,161,703     18,917,016       (244,687)
                                                                                       ---------
                                                                                       $(521,595)
                                                                                       =========

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B23

                           FLEXIBLE MANAGED PORTFOLIO
DECEMBER 31, 1999


LONG-TERM INVESTMENTS -- 89.3%
                                                                       VALUE
COMMON STOCKS -- 54.2%                                 SHARES        (NOTE 2)
                                                    -------------  --------------
AEROSPACE -- 0.9%
  Boeing Co. .....................................        123,500  $    5,132,969
  GenCorp, Inc. ..................................        403,900       3,988,512
  General Dynamics Corp. .........................         22,200       1,171,050
  Goodrich (B.F.) Co. ............................         10,600         291,500
  Honeywell International, Inc. ..................         99,912       5,763,673
  Litton Industries, Inc. (a).....................        306,000      15,261,750
  Lockheed Martin Corp. ..........................         48,900       1,069,687
  Northrop Grumman Corp. .........................          8,500         459,531
  Parker-Hannifin Corp. ..........................        189,500       9,723,719
  Raytheon Co. (Class "B" Stock) .................         44,100       1,171,406
  United Technologies Corp. ......................         61,600       4,004,000
                                                                   --------------
                                                                       48,037,797
                                                                   --------------
AIRLINES -- 1.2%
  AMR Corp. ......................................        638,000      42,746,000
  Delta Air Lines, Inc. ..........................         17,800         886,662
  Southwest Airlines Co. .........................         61,800       1,000,387
  US Airways Group, Inc. (a)......................        472,500      15,149,531
                                                                   --------------
                                                                       59,782,580
                                                                   --------------
APPAREL -- 0.1%
  Nike, Inc. (Class "B" Stock) ...................         37,900       1,878,419
  Reebok International Ltd. ......................          9,100          74,506
  Titan International, Inc. ......................        415,700       2,702,050
                                                                   --------------
                                                                        4,654,975
                                                                   --------------
AUTOS - CARS & TRUCKS -- 1.1%
  Cummins Engine Co., Inc. .......................          4,800         231,900
  Dana Corp. .....................................         21,350         639,166
  Ford Motor Co. .................................        314,400      16,800,750
  General Motors Corp. ...........................        425,700      30,943,069
  Genuine Parts Co. (b)...........................         21,500         533,469
  Johnson Controls, Inc. .........................         11,600         659,750
  MascoTech, Inc. ................................        388,000       4,922,750
  Midas, Inc. ....................................         90,866       1,987,694
  Navistar International Corp. (a)................          6,100         288,987
  PACCAR, Inc. ...................................         10,000         443,125
  TRW, Inc. ......................................         12,800         664,800
                                                                   --------------
                                                                       58,115,460
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 1.6%
  AmSouth Bancorporation .........................         34,500         666,281
  Banc One Corp. .................................        149,764       4,801,808
  Bank of New York Co., Inc. .....................         97,400       3,896,000
  BankAmerica Corp. ..............................        219,241      11,003,158
  BB&T Corp. .....................................         39,500       1,081,312
  Chase Manhattan Corp. ..........................        104,400       8,110,575
  Comerica, Inc. .................................         19,000         887,062
  First Union Corp. ..............................        122,700       4,026,094
  Firstar Corp. ..................................        127,247       2,688,093
  Fleet Boston Financial Corp. ...................        117,551       4,092,244
  Golden West Financial Corp. ....................         19,200         643,200
  Hanvit Bank-GDR ................................        976,500       6,225,187
  Huntington Bancshares, Inc. ....................         29,392         701,734
  KeyCorp. .......................................         54,900       1,214,662
  Mellon Financial Corp. .........................         64,200       2,186,812
  Morgan (J.P.) & Co., Inc. ......................         22,900       2,899,712
  National City Corp. ............................         78,200       1,852,362
  Northern Trust Corp. ...........................         27,000       1,431,000
  PNC Bank Corp. .................................         38,600       1,717,700
  Providian Financial Corp. ......................         17,900       1,630,019
  Regions Financial Corp. ........................         28,100         706,012
  Republic New York Corp. ........................         13,500         972,000
  SouthTrust Corp. ...............................         19,000         718,437
  Summit Bancorp (b)..............................         21,100         646,187
  Suntrust Banks, Inc. ...........................         40,400       2,780,025
                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
  Synovus Financial Corp. ........................         35,100  $      697,612
  U.S. Bancorp. ..................................         91,500       2,178,844
  Union Planters Corp. ...........................         18,000         709,875
  Wachovia Corp. .................................         25,200       1,713,600
  Wells Fargo & Co. ..............................        207,300       8,382,694
                                                                   --------------
                                                                       81,260,301
                                                                   --------------
BUSINESS SERVICES
  Equifax, Inc. ..................................         17,100         402,919
  Omnicom Group, Inc. (b).........................         22,700       2,270,000
                                                                   --------------
                                                                        2,672,919
                                                                   --------------
CHEMICALS -- 1.2%
  Air Products & Chemicals, Inc. .................         28,900         969,956
  Dow Chemical Co. ...............................         27,900       3,728,137
  Du Pont (E.I.) de Nemours & Co. ................        134,149       8,837,065
  Eastman Chemical Co. ...........................          9,800         467,337
  Engelhard Corp. ................................         15,600         294,450
  Ferro Corp. ....................................        553,650      12,180,300
  FMC Corp. (a)...................................          3,500         200,594
  Grace (W.R.) & Co ..............................          8,000         111,000
  Great Lakes Chemical Corp. .....................          6,500         248,219
  Hercules, Inc. .................................         11,900         331,712
  Lyondell Chemical Co. ..........................        329,000       4,194,750
  Millennium Chemicals, Inc. .....................        601,600      11,881,600
  Monsanto Co. ...................................         79,300       2,825,062
  OM Group, Inc. .................................        260,300       8,964,081
  Omnova Solutions, Inc. .........................        403,900       3,130,225
  Praxair, Inc. ..................................         19,800         996,187
  Rohm & Haas Co. ................................         27,158       1,104,991
  Sigma-Aldrich Corp. ............................         11,600         348,725
  Union Carbide Corp. ............................         15,600       1,041,300
                                                                   --------------
                                                                       61,855,691
                                                                   --------------
CIRCUITS
  Analog Devices, Inc. ...........................         19,000       1,767,000
                                                                   --------------
COMMERCIAL SERVICES
  Cendant Corp. (a)...............................         94,000       2,496,875
  Deluxe Corp. ...................................          9,000         246,937
  Quintiles Transnational Corp. ..................          6,000         112,125
                                                                   --------------
                                                                        2,855,937
                                                                   --------------
COMPUTER SERVICES -- 4.3%
  3Com Corp. (a)..................................         45,500       2,138,500
  Adaptec, Inc. (a)...............................          7,000         349,125
  Adobe Systems, Inc. ............................         13,200         887,700
  America Online, Inc. (a)(b).....................        275,600      20,790,575
  Autodesk, Inc. .................................          7,600         256,500
  Automatic Data Processing, Inc. ................         80,600       4,342,325
  BMC Software, Inc. (a)..........................         29,200       2,334,175
  Cabletron Systems, Inc. (a).....................         25,600         665,600
  Ceridian Corp. (a)..............................         18,600         401,062
  Cisco Systems, Inc. (a).........................        409,100      43,824,837
  Citrix Systems, Inc. ...........................          9,000       1,107,000
  Computer Associates International, Inc. ........         69,400       4,853,662
  Computer Sciences Corp. (a).....................         20,000       1,892,500
  Compuware Corp. (a).............................         48,000       1,788,000
  Comverse Technology, Inc. (a)...................          7,300       1,056,675
  Electronic Data Systems Corp. ..................         62,600       4,190,287
  EMC Corp. (a)(b)................................        127,168      13,893,104
  First Data Corp. ...............................         54,600       2,692,462
  Lexmark International Group, Inc. ..............         12,884       1,166,002
  Microsoft Corp. (a).............................        642,300      74,988,525
  Novell, Inc. (a)................................         43,500       1,737,281
  Oracle Corp. (a)(b).............................        180,550      20,232,884
  Parametric Technology Corp. (a).................         31,500  $      852,469

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B24

DECEMBER 31, 1999

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
  Peoplesoft, Inc. ...............................         30,000         641,250
  Silicon Graphics, Inc. (a)......................         23,400         229,612
  Unisys Corp. ...................................         31,400       1,002,837
  Yahoo!, Inc. (a)................................         31,000      13,413,312
                                                                   --------------
                                                                      221,728,261
                                                                   --------------
COMPUTERS -- 1.6%
  Apple Computer, Inc. (a)(b).....................         19,400       1,994,562
  Compaq Computer Corp. ..........................        217,461       5,885,038
  Dell Computer Corp. (a).........................        321,600      16,401,600
  Gateway, Inc. ..................................         40,400       2,911,325
  Hewlett-Packard Co. ............................        127,800      14,561,212
  International Business Machines Corp. ..........        227,000      24,516,000
  Networking Appliance, Inc. (a)..................         14,700       1,221,019
  Seagate Technology, Inc. (a)....................         28,900       1,345,656
  Sun Microsystems, Inc. (a)......................        194,900      15,092,569
                                                                   --------------
                                                                       83,928,981
                                                                   --------------
CONSTRUCTION -- 0.4%
  Centex Corp. ...................................          7,000         172,812
  Fluor Corp. ....................................          9,800         449,575
  Foster Wheeler Corp. ...........................          6,600          58,575
  Pulte Corp. ....................................          6,900         155,250
  Standard Pacific Corp. .........................        632,400       6,956,400
  Vulcan Materials Co. ...........................          9,000         359,437
  Webb (Del E.) Corp. ............................        576,500      14,376,469
                                                                   --------------
                                                                       22,528,518
                                                                   --------------
CONTAINERS -- 0.2%
  Ball Corp. .....................................          2,700         106,312
  Bemis Co., Inc. ................................          6,600         230,175
  Crown Cork & Seal Co., Inc. ....................         15,600         349,050
  Owens-Illinois, Inc. (a)........................        255,700       6,408,481
  Pactiv Corp. ...................................         21,500         228,437
  Sealed Air Corp. ...............................         10,900         564,756
                                                                   --------------
                                                                        7,887,211
                                                                   --------------
COSMETICS & SOAPS -- 0.6%
  Alberto Culver Co. (Class "B" Stock) ...........          6,200         160,037
  Avon Products, Inc. ............................         31,400       1,036,200
  Colgate-Palmolive Co. ..........................         75,100       4,881,500
  Gillette Co. ...................................        136,100       5,605,619
  International Flavors & Fragrances, Inc. .......         13,100         494,525
  Procter & Gamble Co. (b)........................        166,600      18,253,112
                                                                   --------------
                                                                       30,430,993
                                                                   --------------
DIVERSIFIED CONSUMER PRODUCTS -- 0.6%
  Eastman Kodak Co. ..............................        184,400      12,216,500
  Philip Morris Co., Inc. ........................        750,800      17,409,175
                                                                   --------------
                                                                       29,625,675
                                                                   --------------
DIVERSIFIED OFFICE EQUIPMENT -- 0.1%
  Avery Dennison Corp. ...........................         15,000       1,093,125
  Pitney Bowes, Inc. .............................         33,600       1,623,300
  Xerox Corp. ....................................         84,900       1,926,169
                                                                   --------------
                                                                        4,642,594
                                                                   --------------
DIVERSIFIED OPERATIONS -- 1.4%
  Fortune Brands, Inc. ...........................         21,700         717,456
  General Electric Capital Corp. .................        410,900      63,586,775
  Tomkins PLC, ADR (b)............................        617,300       9,066,594
                                                                   --------------
                                                                       73,370,825
                                                                   --------------
                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
DRUGS & MEDICAL SUPPLIES -- 2.7%
  Abbott Laboratories ............................        192,800  $    7,001,050
  Allergan, Inc. .................................         17,600         875,600
  ALZA Corp. (a)..................................          9,900         342,787
  American Home Products Corp. ...................        163,900       6,463,806
  Amgen, Inc. (a).................................        127,400       7,651,962
  Bard (C.R.), Inc. ..............................          5,900         312,700
  Bausch & Lomb, Inc. ............................          7,100         485,906
  Baxter International, Inc. .....................         36,700       2,305,219
  Becton, Dickinson & Co. ........................         31,500         842,625
  Biomet, Inc. ...................................         14,500         580,000
  Boston Scientific Corp. (a).....................         51,800       1,133,125
  Bristol-Myers Squibb Co. .......................        250,200      16,059,712
  Cardinal Health, Inc. (b).......................         34,450       1,649,294
  Guidant Corp. ..................................         37,700       1,771,900
  Johnson & Johnson ..............................        170,500      15,877,812
  Lilly (Eli) & Co. ..............................        138,100       9,183,650
  Mallinckrodt, Inc. .............................          7,500         238,594
  Medtronic, Inc. ................................        148,200       5,400,037
  Merck & Co., Inc. ..............................        294,300      19,736,494
  Pfizer, Inc. ...................................        489,200      15,868,425
  Pharmacia & Upjohn, Inc. .......................         65,800       2,961,000
  Schering-Plough Corp. ..........................        184,400       7,779,375
  St. Jude Medical, Inc. (a)......................          8,900         273,119
  Warner-Lambert Co. .............................        108,300       8,873,831
  Watson Pharmaceuticals, Inc. (a)................          9,000         322,312
                                                                   --------------
                                                                      133,990,335
                                                                   --------------
ELECTRONICS -- 1.7%
  Advanced Micro Devices, Inc. (a)................         17,000         491,937
  Applied Materials, Inc. (a).....................         47,800       6,055,662
  Belden, Inc. ...................................        275,600       5,787,600
  Emerson Electric Co. ...........................         55,000       3,155,625
  Grainger (W.W.), Inc. ..........................         11,200         535,500
  Intel Corp. (b).................................        415,000      34,159,687
  KLA-Tencor Corp. (a)............................         10,900       1,213,987
  LSI Logic Corp. (a).............................         18,600       1,255,500
  Micron Technology, Inc. ........................         31,900       2,480,225
  Molex, Inc. ....................................         14,000         793,625
  Motorola, Inc. .................................         78,100      11,500,225
  National Semiconductor Corp. (a)................         19,000         813,437
  Rockwell International Corp. ...................         24,300       1,163,362
  Solectron Corp. ................................         33,500       3,186,687
  Tektronix, Inc. ................................          6,200         241,025
  Teradyne, Inc., ................................         16,000       1,056,000
  Texas Instruments, Inc. ........................         98,600       9,551,875
  Thomas & Betts Corp. ...........................          5,800         184,875
  Xilinx Inc. (a).................................         34,000       1,545,937
                                                                   --------------
                                                                       85,172,771
                                                                   --------------
EXPLORATION & PRODUCTION
  Apex Silver Mines Ltd. .........................        340,400       4,063,525
                                                                   --------------
FINANCIAL SERVICES -- 4.4%
  American Express Co. ...........................         56,500       9,393,125
  Associates First Capital Corp. .................         92,290       2,532,207
  Bear Stearns Companies, Inc. ...................         14,358         613,804
  Block (H.R.), Inc. .............................         11,400         498,750
  Capital One Financial Corp. ....................         24,900       1,199,869
  Citigroup, Inc. ................................        747,876      41,553,860
  Countrywide Credit Industries, Inc. ............         14,000         353,500
  Dun & Bradstreet Corp. .........................         20,100         592,950
  Federal Home Loan Mortgage Corp. ...............         87,400       4,113,262
  Federal National Mortgage Association ..........        131,300       8,198,044

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B25

DECEMBER 31, 1999

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
  Fifth Third Bancorp ............................         34,300  $    2,516,762
  Franklin Resource, Inc. ........................         30,600         981,112
  Goldman Sachs Group, Inc. ......................         53,100       5,001,356
  Household International, Inc. ..................         62,492       2,327,827
  Lehman Brothers Holdings, Inc. .................        719,100      60,898,781
  MBNA Corp. .....................................        101,300       2,760,425
  Merrill Lynch & Co., Inc. ......................        285,000      23,797,500
  Morgan Stanley Dean Witter & Co. ...............        293,695      41,924,961
  Old Kent Financial Corp. .......................          7,000         247,625
  PaineWebber Group, Inc. ........................         14,000         543,375
  Paychex, Inc. ..................................         29,850       1,194,000
  Schwab (Charles) Corp. (a)......................        102,700       3,941,112
  SLM Holding Corp. ..............................         19,000         802,750
  State Street Corp. .............................         20,600       1,505,087
  T. Rowe Price & Associates .....................          8,000         295,500
  Washington Mutual, Inc. ........................         74,136       1,927,536
                                                                   --------------
                                                                      219,715,080
                                                                   --------------
FOOD & BEVERAGES -- 1.4%
  Anheuser-Busch Companies, Inc. (b)..............         60,300       4,273,762
  Archer-Daniels-Midland Co. .....................         76,560         933,075
  Bestfoods ......................................         35,700       1,876,481
  Brown-Forman Corp. (Class "B" Stock) ...........          6,700         383,575
  Campbell Soup Co. ..............................         54,800       2,120,075
  Coca Cola Enterprises, Inc. (b).................         54,500       1,096,812
  Coca-Cola Co. ..................................        311,200      18,127,400
  ConAgra, Inc. ..................................         60,900       1,374,056
  Coors (Adolph) Co. (Class "B" Stock) ...........          2,900         152,250
  General Mills, Inc. ............................         37,800       1,351,350
  Heinz (H.J.) & Co. .............................         45,200       1,799,525
  Hershey Foods Corp. ............................         16,500         783,750
  Kellogg Co. ....................................         50,900       1,568,356
  Nabisco Group Holdings Corp. ...................      1,226,900      13,035,812
  PepsiCo, Inc. ..................................        184,400       6,500,100
  Quaker Oats Co. ................................         16,000       1,050,000
  Ralston-Ralston Purina Group (b)................         42,200       1,176,325
  Sara Lee Corp. .................................        115,000       2,537,187
  Seagram Co., Ltd. ..............................         52,600       2,363,712
  Sysco Corp. ....................................         40,900       1,618,106
  Whitman Corp. ..................................        545,200       7,326,125
  Wrigley (William) Jr. Co. ......................         15,200       1,260,650
                                                                   --------------
                                                                       72,708,484
                                                                   --------------
FOREST PRODUCTS -- 2.3%
  Boise Cascade Corp. ............................        665,800      26,964,900
  Champion International Corp. ...................        401,600      24,874,100
  Fort James Corp. ...............................         27,100         741,862
  Georgia-Pacific Corp. ..........................        327,000      16,595,250
  International Paper Co. ........................         52,682       2,973,240
  Louisiana-Pacific Corp. ........................        699,700       9,970,725
  Mead Corp. .....................................        403,000      17,505,312
  Potlatch Corp. .................................          3,700         165,112
  Temple-Inland, Inc. ............................          7,100         468,156
  Westvaco Corp. .................................         11,900         388,237
  Weyerhaeuser Co. ...............................         25,400       1,824,037
  Willamette Industries, Inc. ....................        299,200      13,894,100
                                                                   --------------
                                                                      116,365,031
                                                                   --------------
GAS PIPELINES -- 0.1%
  Columbia Energy Group ..........................         10,500         664,125
  Consolidated Natural Gas Co. ...................         12,900         837,694
  El Paso Energy Co ..............................         19,500         756,844
  Peoples Energy Corp. ...........................          5,700         190,950
                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
  Sempra Energy ..................................         30,253  $      525,646
  Williams Companies, Inc. .......................         54,800       1,674,825
                                                                   --------------
                                                                        4,650,084
                                                                   --------------
HOSPITALS/HOSPITAL MANAGEMENT -- 1.4%
  Columbia/HCA Healthcare Corp. ..................        909,600      26,662,650
  Healthsouth Corp. (a)...........................         55,000         295,625
  Humana, Inc. (a)................................      1,011,100       8,278,381
  IMS Health, Inc. ...............................         40,900       1,111,969
  LifePoint Hospitals, Inc. (a)...................         42,447         501,405
  Manor Care, Inc. ...............................         13,300         212,800
  McKesson HBOC, Inc. ............................         34,381         775,721
  Service Corp. International ....................         35,100         243,506
  Shared Medical Systems Corp. ...................          3,200         163,000
  Smith (A.O.) Corp. .............................        433,350       9,479,531
  Tenet Healthcare Corp. (a)......................      1,015,800      23,871,300
  Triad Hospitals, Inc. (a).......................         42,447         642,011
  Wellpoint Health Networks, Inc. ................          6,000         395,625
                                                                   --------------
                                                                       72,633,524
                                                                   --------------
HOUSEHOLD PRODUCTS & PERSONAL CARE -- 0.3%
  Clorox Co. .....................................         28,400       1,430,650
  Kimberly-Clark Corp. ...........................         71,100       4,639,275
  Leggett & Platt, Inc. ..........................        481,800      10,328,587
                                                                   --------------
                                                                       16,398,512
                                                                   --------------
HOUSING RELATED -- 1.3%
  Armstrong World Industries, Inc. ...............          5,800         193,575
  Fleetwood Enterprises, Inc. ....................          4,100          84,563
  Hanson, PLC, ADR, (United Kingdom) .............      1,221,100      49,378,231
  Kaufman & Broad Home Corp. .....................          6,400         154,800
  Lowe's Companies, Inc. .........................         46,900       2,802,275
  Masco Corp. ....................................         48,000       1,218,000
  Maytag Corp. ...................................         10,700         513,600
  Newell Rubbermaid, Inc. (b).....................         36,155       1,048,495
  Owens Corning ..................................        410,500       7,927,781
  Stanley Works ..................................          9,900         298,238
  Tupperware Corp. ...............................          9,900         167,681
  Whirlpool Corp. ................................          9,900         644,119
                                                                   --------------
                                                                       64,431,358
                                                                   --------------
INSTRUMENT-CONTROLS
  PE Corp-PE Biosystems Group. ...................         13,000       1,564,063
  Perkin Elmer, Inc. .............................          4,300         179,256
                                                                   --------------
                                                                        1,743,319
                                                                   --------------
INSURANCE -- 2.4%
  Aetna, Inc. ....................................         18,900       1,054,856
  Allstate Corp. .................................         99,100       2,378,400
  American General Corp. .........................         30,900       2,344,538
  American International Group, Inc. .............        195,478      21,136,059
  Aon Corp. (b)...................................         33,450       1,338,000
  Berkley (W.R.) Corp. ...........................        175,850       3,670,869
  Chubb Corp. ....................................        237,900      13,396,744
  CIGNA Corp. ....................................         24,700       1,989,894
  Cincinnati Financial Corp. .....................         20,200         629,988
  Conseco, Inc. ..................................         41,587         743,368
  Financial Security Assurance Holdings Ltd. .....        140,100       7,302,713
  Hartford Financial Services Group, Inc. ........         28,900       1,369,138
  Jefferson-Pilot Corp. ..........................         13,400         914,550
  Lincoln National Corp. .........................         25,000       1,000,000
  Loews Corp. ....................................        178,300      10,820,581
  Marsh & McLennan Companies, Inc. ...............         33,600  $    3,215,100

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B26

DECEMBER 31, 1999

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
  MBIA, Inc. .....................................         12,100         639,031
  MGIC Investment Corp. (b).......................         13,300         800,494
  Progressive Corp. ..............................          9,400         687,375
  Reinsurance Group of America, Inc. .............        711,900      19,755,225
  SAFECO Corp. ...................................        356,300       8,862,963
  St. Paul Companies, Inc. .......................         29,100         980,306
  Torchmark Corp. ................................        421,600      12,252,750
  Trenwick Group, Inc. ...........................        273,300       4,629,019
  United Healthcare Corp. ........................         22,400       1,190,000
  UnumProvident Corp. (b).........................         30,970         992,976
                                                                   --------------
                                                                      124,094,937
                                                                   --------------
LEISURE -- 0.3%
  Brunswick Corp. ................................         11,200         249,200
  Carnival Corp. (Class "A" Stock) ...............         79,600       3,805,875
  Disney (Walt) Co. ..............................        261,100       7,637,175
  Harrah's Entertainment, Inc. (a)................         16,400         433,575
  Hilton Hotels Corp. ............................         30,800         296,450
  Marriott International, Inc. (Class "A"
    Stock) .......................................         31,000         978,438
  Mirage Resorts, Inc. (a)........................         22,500         344,531
                                                                   --------------
                                                                       13,745,244
                                                                   --------------
MACHINERY -- 0.5%
  Briggs & Stratton Corp. ........................          3,300         176,963
  Caterpillar, Inc. ..............................         45,100       2,122,519
  Commercial Intertech Corp. .....................        115,300       1,470,075
  Cooper Industries, Inc. ........................         12,900         521,644
  Deere & Co. ....................................         29,500       1,279,563
  Delphi Automotive Systems Corp. ................        347,454       5,472,401
  Dover Corp. ....................................         25,800       1,170,675
  Eaton Corp. ....................................          9,200         668,150
  Flowserve Corp. ................................        161,991       2,753,847
  Ingersoll-Rand Co. .............................         20,600       1,134,288
  Milacron, Inc. .................................          6,400          98,400
  Paxar Corp. ....................................        954,575       8,054,227
  Snap-On, Inc. ..................................          7,100         188,594
  Timken Co. .....................................         10,200         208,463
                                                                   --------------
                                                                       25,319,809
                                                                   --------------
MANUFACTURING -- 0.4%
  Hussmann International, Inc. ...................        491,500       7,403,219
  Illinois Tool Works, Inc. (b)...................         31,800       2,148,488
  Tyco International Ltd. ........................        211,766       8,232,403
                                                                   --------------
                                                                       17,784,110
                                                                   --------------
MEDIA -- 2.2%
  CBS Corp. (a)...................................        359,799      23,004,649
  Central Newspapers, Inc. (Class "A" Stock) .....        410,600      16,167,375
  Clear Channel Communications, Inc. (a)(b).......         41,200       3,677,100
  Comcast Corp. (Special Class "A" Stock) (b).....         96,800       4,864,200
  Donnelley (R.R.) & Sons Co. ....................         15,000         372,188
  Dow Jones & Co., Inc. ..........................         10,700         727,600
  Gannett Co., Inc. ..............................         35,500       2,895,469
  Houghton Mifflin Co. ...........................        240,700      10,154,531
  Interpublic Group of Companies, Inc. ...........         34,600       1,995,988
  Knight-Ridder, Inc. (b).........................        248,600      14,791,700
  Lee Enterprises, Inc. ..........................        208,900       6,671,744
  McGraw-Hill, Inc. ..............................         24,700       1,522,138
  Mediaone Group, Inc. (b)........................         77,900  $    5,983,694
  Meredith Corp. .................................          4,600         191,763
  New York Times Co. (Class "A" Stock) (b)........         22,200       1,090,575
                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
  Time Warner, Inc. ..............................        159,300      11,539,294
  Times Mirror Co. (Class "A" Stock) .............          8,600         576,200
  Tribune Co. ....................................         29,600       1,629,850
  Viacom, Inc. (Class "B" Stock) (a)..............         88,700       5,360,806
                                                                   --------------
                                                                      113,216,864
                                                                   --------------
METALS-FERROUS -- 0.7%
  AK Steel Holding Corp. .........................        606,100      11,440,138
  Allegheny Technologies, Inc. ...................         12,650         283,834
  Bethlehem Steel Corp. (a).......................        924,400       7,741,850
  Material Sciences Corp. (a).....................        397,900       4,053,606
  National Steel Corp. (Class "B" Stock) (a)......        147,300       1,095,544
  Nucor Corp. ....................................         11,500         630,344
  USX-U.S. Steel Group, Inc. .....................        348,500      11,500,500
  Worthington Industries, Inc. ...................          9,700         160,656
                                                                   --------------
                                                                       36,906,472
                                                                   --------------
METALS-NON FERROUS -- 2.0%
  Alcan Aluminum Ltd. (b).........................         28,800       1,186,200
  Alcoa, Inc. ....................................      1,200,500      99,641,500
  Inco Ltd. ......................................         27,000         634,500
  Reynolds Metals Co. ............................          8,900         681,963
                                                                   --------------
                                                                      102,144,163
                                                                   --------------
MINERAL RESOURCES
  Burlington Resources, Inc. (b)..................         21,800         720,763
  Homestake Mining Co. ...........................         34,300         267,969
  Phelps Dodge Corp. .............................          8,653         580,833
                                                                   --------------
                                                                        1,569,565
                                                                   --------------
MISCELLANEOUS-BASIC INDUSTRY -- 0.9%
  AES Corp. ......................................         25,000       1,868,750
  Crane Co. ......................................          7,300         145,088
  Danaher Corp. ..................................         16,000         772,000
  Donaldson Co., Inc. ............................        448,600      10,794,438
  Ecolab, Inc. ...................................         17,300         676,863
  IDEX Corp. (b)..................................        246,700       7,493,513
  ITT Industries, Inc. ...........................         11,100         371,156
  Mark IV Industries, Inc. .......................        355,500       6,287,906
  Millipore Corp. ................................          7,000         270,375
  NACCO Industries, Inc. (Class "A" Stock) .......          1,300          72,231
  Pall Corp. .....................................         17,200         370,875
  PPG Industries, Inc. ...........................         20,400       1,276,275
  Textron, Inc. ..................................         20,200       1,549,088
  Thermo Electron Corp. (a).......................         17,500         262,500
  Trinity Industries, Inc. .......................        214,100       6,088,469
  Wolverine Tube, Inc. (a)........................        155,300       2,193,613
  York International Corp. .......................        238,800       6,552,075
                                                                   --------------
                                                                       47,045,215
                                                                   --------------
MISCELLANEOUS-CONSUMER GROWTH/STABLE -- 0.3%
  American Greetings Corp.
    (Class "A" Stock) ............................         11,800         278,775
  Black & Decker Corp. ...........................         10,800         564,300
  Corning, Inc. ..................................         30,500       3,932,594
  Jostens, Inc. ..................................          6,300         153,169
  Minnesota Mining & Manufacturing Co. ...........         51,600       5,050,350
MISCELLANEOUS-CONSUMER GROWTH/STABLE (CONT'D)
  Polaroid Corp. .................................          5,700  $      107,231
  Unilever NV ....................................         70,942       3,861,905
                                                                   --------------
                                                                       13,948,324
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B27

DECEMBER 31, 1999

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
OIL & GAS -- 2.7%
  Amerada Hess Corp. .............................         10,500         595,875
  Anadarko Petroleum Corp. .......................         15,300         522,113
  Ashland, Inc. ..................................          8,700         286,556
  Atlantic Richfield Co. .........................         42,200       3,650,300
  Basin Exploration, Inc. (a).....................         71,400       1,258,425
  Cabot Oil & Gas Corp. (Class "A" Stock) ........        363,800       5,843,538
  Chevron Corp. ..................................         83,600       7,241,850
  Coastal Corp. ..................................         27,900         988,706
  Eastern Enterprises ............................          3,300         189,544
  Exxon Mobil Corp. ..............................        434,258      34,984,910
  Kerr-McGee Corp. ...............................         10,609         657,758
  Murphy Oil Corp. ...............................        114,000       6,540,750
  NICOR, Inc. ....................................          5,000         162,500
  Noble Affiliates, Inc. .........................        208,900       4,478,294
  Ocean Energy, Inc. .............................        245,500       1,902,625
  Phillips Petroleum Co. .........................         31,600       1,485,200
  Pioneer Natural Resources Co. ..................      1,755,631      15,690,952
  Royal Dutch Petroleum Co. ......................        270,100      16,324,169
  Sunoco, Inc. ...................................         10,800         253,800
  Texaco, Inc. ...................................         67,200       3,649,800
  Total SA (Class "B" Stock), (France)............        327,959      22,711,161
  Transocean Sedco ...............................         14,036         472,838
  Union Pacific Resources Group, Inc. ............         32,200         410,550
  Unocal Corp. ...................................         30,800       1,033,725
  USX-Marathon Group .............................         38,700         955,406
  Western Gas Resources, Inc. ....................        423,100       5,579,631
                                                                   --------------
                                                                      137,870,976
                                                                   --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.1%
  Conoco, Inc (Class "B") ........................         69,624       1,731,897
  Eog Resources, Inc. ............................        198,700       3,489,669
  Occidental Petroleum Corp. .....................         44,400         960,150
                                                                   --------------
                                                                        6,181,716
                                                                   --------------
OIL & GAS SERVICES -- 0.5%
  Apache Corp. ...................................         10,900         402,619
  Baker Hughes, Inc. .............................         41,740         879,149
  Enron Corp. ....................................         91,200       4,047,000
  Halliburton Co. ................................         55,300       2,225,825
  Helmerich & Payne, Inc. ........................          8,200         178,863
  McDermott International, Inc. ..................      1,629,400      14,766,438
  ONEOK, Inc. ....................................          5,000         125,625
  Rowan Companies, Inc. (a).......................         10,100         219,044
  Schlumberger Ltd. (b)...........................         72,500       4,078,125
  Tosco Corp .....................................          9,000         244,688
                                                                   --------------
                                                                       27,167,376
                                                                   --------------
PRECIOUS METALS -- 0.2%
  Barrick Gold Corp. .............................         52,400         926,825
  Freeport-McMoRan Copper & Gold, Inc. (Class "B"
    Stock) .......................................         22,100         466,863
  Newmont Mining Corp. ...........................         25,400         622,300
  Placer Dome, Inc. ..............................         28,000         301,000
  Stillwater Mining Co. (a).......................        301,800       9,619,875
                                                                   --------------
                                                                       11,936,863
                                                                   --------------
RAILROADS -- 0.1%
  Burlington Northern Santa Fe Corp. .............         60,500       1,467,125
  CSX Corp. ......................................         29,300         919,288
RAILROADS (CONT'D)
  Kansas City Southern Industries, Inc............         11,000  $      820,875
  Norfolk Southern Corp. .........................         48,900       1,002,450
  Union Pacific Corp. ............................         31,800       1,387,275
                                                                   --------------
                                                                        5,597,013
                                                                   --------------
                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
REAL ESTATE DEVELOPMENT -- 1.1%
  Crescent Real Estate Equities Co. ..............      1,377,600      25,313,400
  Equity Residential Properties Trust ............        150,900       6,441,544
  Vornado Realty Trust ...........................        745,100      24,215,750
                                                                   --------------
                                                                       55,970,694
                                                                   --------------
RESTAURANTS -- 0.2%
  Darden Restaurants, Inc. .......................         19,000         344,375
  McDonald's Corp. ...............................        169,900       6,849,094
  Tricon Global Restaurants, Inc. (a).............         20,100         776,363
  Wendy's International, Inc. ....................         15,700         323,813
                                                                   --------------
                                                                        8,293,645
                                                                   --------------
RETAIL -- 3.6%
  Albertson's, Inc. ..............................         53,861       1,737,017
  AutoZone, Inc. (a)..............................         19,700         636,556
  Bed Bath & Beyond, Inc. ........................          8,000         278,000
  Best Buy Co., Inc. (a)..........................         22,000       1,104,125
  Charming Shoppes, Inc. (a)......................      3,332,400      22,077,150
  Circuit City Stores, Inc. ......................         25,200       1,135,575
  Consolidated Stores Corp. ......................         13,100         212,875
  Costco Wholesale Corp. (b)......................         27,700       2,527,625
  CVS Corp. ......................................         49,900       1,992,881
  Dayton-Hudson Corp. ............................         56,600       4,156,563
  Dillard's, Inc. ................................        143,100       2,888,831
  Dollar General Corporation .....................         29,000         659,750
  Federated Department Stores, Inc. (a)...........         25,700       1,299,456
  Great Atlantic & Pacific Tea Co., Inc. .........          5,200         144,950
  Harcourt General, Inc. .........................          8,100         326,025
  Home Depot, Inc. ...............................        283,350      19,427,184
  Huttig Building Products, Inc. .................          1,622           8,009
  IKON Office Solutions, Inc. ....................         21,800         148,513
  J.C. Penney Co., Inc. ..........................         33,800         673,888
  Kmart Corp. (a).................................      2,422,300      24,374,394
  Kohl's Corp. (a)................................         20,800       1,501,500
  Kroger Co. (a)..................................        103,500       1,953,563
  Liz Claiborne, Inc. ............................         10,900         410,113
  Longs Drug Stores, Inc. ........................          4,300         110,994
  May Department Stores Co. ......................         43,350       1,398,038
  Nordstrom, Inc. ................................         17,400         455,663
  Office Depot, Inc. .............................         36,500         399,219
  Pep Boys - Manny, Moe & Jack ...................          6,327          57,734
  Rite Aid Corp. .................................         31,600         353,525
  Safeway, Inc. (a)...............................         64,100       2,279,556
  Sears, Roebuck & Co. ...........................         48,300       1,470,131
  Sherwin-Williams Co. ...........................         22,500         472,500
  Staples, Inc. (a)...............................         59,200       1,228,400
  Supervalu, Inc. ................................         15,300         306,000
  Tandy Corp. ....................................         23,800       1,170,663
  The Gap, Inc. ..................................        110,100       5,064,600
  The Limited, Inc. ..............................        720,240      31,195,395
  TJX Companies, Inc. ............................         42,000         858,375
  Toys "R" Us, Inc. (a)...........................        508,100       7,272,181
  Wal-Mart Stores, Inc. (b).......................        558,300      38,592,488
  Walgreen Co. ...................................        129,400       3,784,950
  Winn-Dixie Stores, Inc. ........................         19,500         466,781
                                                                   --------------
                                                                      186,611,736
                                                                   --------------
RUBBER -- 0.1%
  Cooper Tire & Rubber Co. .......................          8,600  $      133,838
  Goodyear Tire & Rubber Co. .....................        181,800       5,124,488
                                                                   --------------
                                                                        5,258,326
                                                                   --------------
TELECOMMUNICATIONS -- 4.2%
  ADC Telecommunications, Inc. (a)................         15,000       1,088,438
  AFLAC Inc. .....................................         31,000       1,462,813

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B28

DECEMBER 31, 1999

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
  Alcatel Alsthom, ADR, (France) (b)..............        513,000      23,085,000
  Alltel Corp. ...................................         37,200       3,075,975
  Andrew Corp. (a)................................         11,600         219,675
  AT&T Corp. .....................................        401,672      20,384,854
  Bell Atlantic Corp. ............................        195,200      12,017,000
  BellSouth Corp. ................................        238,000      11,141,375
  CenturyTel, Inc. ...............................         11,700         554,288
  General Instrument Corp. .......................         21,800       1,853,000
  Global Crossing Ltd. ...........................         89,460       4,473,000
  GTE Corp. ......................................        121,800       8,594,513
  Lucent Technologies, Inc. ......................        387,430      28,984,607
  MCI WorldCom, Inc. .............................        351,855      18,670,306
  Nextel Communications, Inc.
    (Class "A" Stock) (a)(b)......................         42,400       4,372,500
  Nortel Networks Corp. (b).......................        168,200      16,988,200
  Qualcomm, Inc. (b)..............................         79,600      14,029,500
  SBC Communications, Inc. .......................        430,550      20,989,313
  Scientific-Atlanta, Inc. .......................          8,200         456,125
  Sprint Corp. ...................................        111,900       7,532,269
  Sprint Corp. (PCS Group) (b)....................         54,350       5,570,875
  Tellabs, Inc. (a)...............................         50,000       3,209,375
  US West, Inc. ..................................         65,641       4,726,152
                                                                   --------------
                                                                      213,479,153
                                                                   --------------
TEXTILES
  National Service Industries, Inc. ..............          4,900         144,550
  Russell Corp. ..................................          5,900          98,825
  Springs Industries, Inc. .......................          3,300         131,794
  VF Corp. .......................................         16,700         501,000
                                                                   --------------
                                                                          876,169
                                                                   --------------
TOBACCO -- 0.2%
  R.J. Reynolds Tobacco Holdings, Inc. ...........        395,333       6,967,744
  UST, Inc. ......................................         24,100         607,019
                                                                   --------------
                                                                        7,574,763
                                                                   --------------
TOYS
  Hasbro, Inc. ...................................         27,500         524,219
  Mattel, Inc. ...................................         44,300         581,438
                                                                   --------------
                                                                        1,105,657
                                                                   --------------
TRUCKING/SHIPPING -- 0.1%
  Federal Express Corp. (a)(b)....................         36,100       1,477,844
  Ryder System, Inc. .............................          9,400         229,713
  Yellow Corp. (a)................................        178,700       3,004,394
                                                                   --------------
                                                                        4,711,951
                                                                   --------------
UTILITY-ELECTRIC -- 0.5%
  Ameren Corp. (b)................................         18,400         602,600
  American Electric Power Co., Inc. (b)...........         24,000         771,000
  Carolina Power & Light Co. .....................         18,400         560,050
  Central & South West Corp. (b)..................         28,300         566,000
  Cinergy Corp. ..................................         20,700         499,388
  CMS Energy Corp. ...............................         11,000         343,063
  Consolidated Edison, Inc. ......................         28,900         997,050
  Constellation Energy Group .....................         18,800         545,200
  Dominion Resources, Inc. (b)....................         25,000         981,250
  DTE Energy Co. .................................         19,900         624,363
UTILITY-ELECTRIC (CONT'D.)
  Duke Energy Corp. ..............................         46,000  $    2,305,750
  Edison International ...........................         42,800       1,120,825
  Entergy Corp. ..................................         31,100         800,825
  FirstEnergy Corp. (a)...........................         29,000         657,938
  Florida Progress Corp. .........................          7,000         296,188
  FPL Group, Inc. ................................         22,100         946,156
  GPU, Inc. ......................................         16,900         505,944
                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
  New Century Energies, Inc. .....................         15,000         455,625
  Niagara Mohawk Holdings Inc. (a)................         24,300         338,681
  Northern States Power Co. ......................         19,900         388,050
  Pacific Gas & Electric, Co. ....................         48,600         996,300
  PECO Energy Co. ................................         24,700         858,325
  Pinnacle West Capital Corp. ....................          3,000          91,688
  PP&L Resources, Inc. ...........................         20,900         478,088
  Public Service Enterprise Group, Inc. ..........         27,100         943,419
  Reliant Energy, Inc. ...........................         37,400         855,525
  Southern Co. (b)................................         87,000       2,044,500
  Texas Utilities Co. ............................         37,100       1,319,369
  Unicom Corp. ...................................         28,500         954,750
                                                                   --------------
                                                                       22,847,910
                                                                   --------------
WASTE MANAGEMENT
  Allied Waste Industries, Inc. ..................         10,000          88,125
  Waste Management, Inc. .........................         77,635       1,334,352
                                                                   --------------
                                                                        1,422,477
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $2,303,776,139)..........................................   2,779,698,869
                                                                   --------------
PREFERRED STOCKS -- 1.0%
FINANCIAL SERVICES -- 0.5%
  BCH Eurocapital Limited ........................      1,000,000      25,250,000
                                                                   --------------
TELECOMMUNICATIONS -- 0.5%
  Telecomunicacoes Brasileiras S.A., ADR (b)......        201,800      25,931,300
                                                                   --------------
TOTAL PREFERRED STOCKS
  (cost $45,526,299).............................................      51,181,300
                                                                   --------------

WARRANTS                                                UNITS
                                                    -------------
  Mexico Debenture
    (cost $0) ....................................         31,074               3
                                                                   --------------

                                                      MOODY'S     PRINCIPAL
LONG-TERM                                              RATING      AMOUNT
BONDS -- 34.1%                                      (UNAUDITED)     (000)
                                                    ------------  ---------
AEROSPACE
  Lockheed Martin Corp.,
    6.85%, 05/15/01 ..............................       A3       $     400         397,248
  Rockwell International Corp.,
    5.20%, 01/15/98 ..............................       A1           2,000       1,277,240
                                                                             --------------
                                                                                  1,674,488
                                                                             --------------
AIRLINES -- 2.0%
  Continental Airlines, Inc.,
    8.00%, 12/15/05 ..............................      Ba2           9,970       9,119,160
    7.461%, 04/01/15 .............................      Aa3           8,423       8,111,002
  Delta Airlines, Inc.,
    7.90%, 12/15/09 ..............................      Baa3         38,800      37,779,948
    8.30%, 12/15/29 ..............................      Baa3          4,000       3,849,320
AIRLINES (CONT'D)
  United Airlines, Inc.,
    10.67%, 05/01/04 .............................      Baa3      $  19,500  $   21,355,035
    11.21%, 05/01/14 .............................      Baa3         17,500      21,229,425
                                                                             --------------
                                                                                101,443,890
                                                                             --------------
ASSET-BACKED SECURITIES -- 0.4%
  California Infrastructure,
    6.17%, 03/25/03 ..............................      Aaa           4,000       3,979,680

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B29

DECEMBER 31, 1999

                                                      MOODY'S     PRINCIPAL
LONG-TERM                                              RATING      AMOUNT        VALUE
BONDS (CONTINUED)                                   (UNAUDITED)     (000)      (NOTE 2)
                                                    ------------  ---------  --------------
  Chase Manhattan Credit Master Trust, Series
    1996-3,
    7.04%, 02/15/05 ..............................      Aaa          11,000      11,023,980
  Standard Credit Card Master Trust, 5.95%,
    10/07/04 .....................................      Aaa           4,500       4,338,270
                                                                             --------------
                                                                                 19,341,930
                                                                             --------------
AUTOMOTIVE PARTS
  United Rentals, Inc.
    8.80%, 08/15/08 ..............................       B1           1,785       1,664,513
                                                                             --------------
AUTO - CARS & TRUCKS -- 1.4%
  Ford Motor Co.,
    6.38%, 02/01/29 (b)...........................       A1          17,500      14,692,300
    7.45%, 07/16/31 (b)...........................       A1           3,500       3,367,140
  Lear Corp.,
    7.96%, 05/15/05 ..............................      Ba1          11,740      11,387,800
  Navistar International Corp.,
    7.00%, 02/01/03 ..............................      Ba1          11,500      11,011,250
  TRW, Inc.,
    6.45%, 06/15/01 ..............................      Baa1         32,800      32,410,500
                                                                             --------------
                                                                                 72,868,990
                                                                             --------------
BANKS & SAVINGS LOANS -- 1.3%
  Bank of Nova Scotia, (Canada),
    6.50%, 07/15/07 ..............................       A1           5,400       5,312,250
  Bayerische Landesbank Girozentrale, (Germany),
    5.88%, 12/01/08 ..............................      Aaa           9,700       8,698,572
  Central Hispano Leasing,
    6.71%, 04/28/05 ..............................       A3           5,000       4,999,500
  Hypovereinsbank
    8.74%, 06/30/31 (b)...........................      Aa3           2,100       2,097,270
  Key Bank NA,
    5.80%, 04/01/04 ..............................      Aa3          20,000      18,934,400
  Keycorp Capital, Inc.,
    7.75%, 07/15/29 (b)...........................       A1           4,400       4,092,000
  National Australia Bank,
    6.40%, 12/10/07 ..............................       A1           8,700       8,671,290
    6.60%, 12/10/07 ..............................       A1           5,000       4,688,150
  Sanwa Finance Aruba
    8.35%, 07/15/09 ..............................       A3           7,120       7,174,112
  Sovereign Bancorp,
    10.50%, 11/15/06 .............................      Ba3           4,675       4,768,500
    10.25%, 05/15/04 .............................      Ba3           2,670       2,691,093
                                                                             --------------
                                                                                 72,127,137
                                                                             --------------
CABLE & PAY TELEVISION SYSTEMS -- 1.1%
  British Sky Broadcasting, Inc., 6.88%,
    02/23/09 .....................................      Baa2         12,500      10,981,250
  Cable & Wire Communications PLC (United
    Kingdom),
    6.75%, 12/01/08 ..............................      Baa1          3,050       3,001,993
  Cox Communications, Inc.
    6.94%, 10/01/01 ..............................      Baa2          4,000       3,982,960
    7.88%, 08/15/09 (b)...........................      Baa2          3,700       3,750,690
CABLE & PAY TELEVISION SYSTEMS (CONT'D.)
  CSC Holdings, Inc.,
    7.25%, 07/15/08 ..............................      Ba2       $   5,500  $    5,186,280
    7.88%, 12/15/07 ..............................      Ba2           3,025       2,969,582
  Rogers Cablesystems, Inc., (Canada),
    10.00%, 03/15/05 .............................      Ba3           2,000       2,140,000
                                                      MOODY'S     PRINCIPAL
LONG-TERM                                              RATING      AMOUNT        VALUE
BONDS (CONTINUED)                                   (UNAUDITED)     (000)      (NOTE 2)
                                                    ------------  ---------  --------------
  Tele-Communications, Inc.,
    6.34%, 02/01/02 ..............................      Ba1           8,500       8,417,890
    9.88%, 06/15/22 ..............................      Baa3         12,878      15,716,826
                                                                             --------------
                                                                                 56,147,471
                                                                             --------------
CHEMICALS -- 0.2%
  Lyondell Chemical,
    9.63%, 05/01/07 ..............................      Ba3           3,625       3,706,563
  Monsanto Corp.
    6.85%, 12/01/28 ..............................       A2             500         440,785
  Rohm & Haas Co,
    6.95%, 07/15/04 ..............................       A3           4,400       4,343,988
                                                                             --------------
                                                                                  8,491,336
                                                                             --------------
COMPUTERS -- 0.2%
  International Business Machine Corp.,
    5.63%, 04/12/04 ..............................       A1           3,500       3,306,730
  Unisys Corp.,
    12.00%, 04/15/03 .............................      Ba1           6,615       7,044,975
                                                                             --------------
                                                                                 10,351,705
                                                                             --------------
CONSULTING
  Comdisco, Inc.,
    6.375%, 11/30/01 .............................      Baa1          2,700       2,647,701
                                                                             --------------
CONTAINERS -- 0.5%
  Owens-Illinois, Inc.,
    7.15%, 05/15/05 ..............................      Ba1          26,250      24,270,488
                                                                             --------------
DIVERSIFIED OPERATIONS -- 0.8%
  Corning, Inc.,
    6.85%, 03/01/29 ..............................       A3           5,000       4,356,550
  Cox Enterprises, Inc.,
    6.625%, 06/14/02 .............................      Baa1          5,200       5,124,756
  Seagram (J.) & Sons,
    5.79%, 04/15/01 ..............................      Baa3         20,000      19,564,000
  Tyco International Group, Ltd.,
    6.125%, 06/15/01 .............................      Baa1          5,000       4,915,400
    6.875%, 01/15/29 .............................      Baa1          3,400       2,889,558
    7.00%, 06/15/28 ..............................      Baa1          2,100       1,817,256
                                                                             --------------
                                                                                 38,667,520
                                                                             --------------
DRUGS & MEDICAL SUPPLIES -- 0.2%
  Mallinckrodt, Inc.,
    6.30%, 03/15/11 ..............................      Baa2          8,000       7,820,000
  Tenet Healthcare Corp.,
    7.875%, 01/15/03 .............................      BA1           3,805       3,690,850
                                                                             --------------
                                                                                 11,510,850
                                                                             --------------
FINANCIAL SERVICES -- 6.9%
  AT&T Cap Corp.,
    6.60%, 05/15/05 ..............................       A1          16,000      15,386,880
  Barclays Bank PLC, (United Kingdom)
    7.40%, 12/15/09 ..............................      Aa3             600         589,620
  Bear Stearns & Co.,
    7.625%, 12/07/09 .............................       A2           1,035       1,016,287
  Calair Capital Corp.,
    8.125%, 04/01/08 .............................      Ba2           6,000       5,280,000
FINANCIAL SERVICES (CONT'D.)
  Capital One Bank,
    6.76%, 07/23/02 ..............................      Baa2      $   7,500  $    7,323,600
  Capital One Financial Corp.,
    7.25%, 05/01/06 ..............................      Ba1           6,800       6,426,000
  Citibank Credit Card Master Trust, 6.10%,
    05/15/08 .....................................      Ba2          44,000      41,424,240

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B30

DECEMBER 31, 1999

                                                      MOODY'S     PRINCIPAL
LONG-TERM                                              RATING      AMOUNT        VALUE
BONDS (CONTINUED)                                   (UNAUDITED)     (000)      (NOTE 2)
                                                    ------------  ---------  --------------
  Conseco, Inc.,
    8.70%, 11/15/26 ..............................      Ba2           7,000       6,248,060
    8.796%, 04/01/27 .............................      Ba2           3,000       2,723,070
  Donaldson Lufkin & Jenrette,
    5.74%, 05/01/01 ..............................       A3          10,000       9,871,600
  Dresdner Funding Trust,
    8.151%, 06/30/31 .............................      Aa2          20,800      19,830,720
  Enterprise Rent-A-Car USA Finance Co.,
    6.35%, 01/15/01 ..............................      Baa3         21,000      20,785,800
    6.95%, 03/01/04 ..............................      Baa2          7,500       7,281,750
  Ford Motor Credit Corp.
    6.70%, 07/16/04 (b)...........................       A1          10,000       9,787,500
    7.375%, 10/28/09 .............................       A1           2,500       2,475,000
  General Motors Acceptance Corp., 5.95%,
    03/14/03 .....................................       A2          21,500      20,702,350
  Goldman Sachs Group, Inc.,
    5.56%, 01/11/01 ..............................       A1           4,200       4,150,272
  Heller Financial, Inc.,
    6.00%, 03/19/04 ..............................       A3           4,900       4,652,697
  HVB Funding Trust,
    9.00%, 10/22/31 ..............................       00           1,400       1,435,700
  International Lease Finance Corp., 6.00%,
    05/15/02 .....................................       A1          43,100      42,121,630
  Lehman Brothers Holdings, Inc.,
    6.625%, 04/01/04 .............................      Baa1         21,910      21,209,756
    6.625%, 02/05/06 .............................      Baa1          7,710       7,284,100
    6.375%, 03/15/01 .............................      Baa1          4,300       4,263,665
  MBNA Corp.,
    5.90%, 08/15/11 ..............................      Aaa          29,800      27,013,163
  MCN Investment Corp.,
    6.30%, 04/02/11 ..............................      Baa2          8,250       8,102,325
  Morgan Stanley Dean Witter & Co., 7.125%,
    01/15/03 (b)..................................       A1          14,540      14,528,513
  Osprey Trust,
    8.31%, 01/15/03 ..............................      Baa3         20,000      19,895,000
  RBF Finance Co.,
    11.375%, 03/15/09 ............................      Ba3           2,365       2,542,375
  Salomon Smith Barney, Inc.,
    7.25%, 05/01/01 ..............................      Baa1          2,160       2,166,847
    6.75%, 08/15/03 ..............................      Baa1          5,000       4,918,350
  Textron Financial Corp.,
    6.05%, 03/16/09 ..............................      Aaa           6,302       6,265,300
  Washington Mutual, Inc.
    7.50%, 08/15/06 ..............................       A3           7,000       6,924,750
                                                                             --------------
                                                                                354,626,920
                                                                             --------------
FOOD & BEVERAGE -- 0.3%
  Archer-Daniels Midland Co.,
    6.625%, 05/01/29 .............................      Aa3           8,900       7,571,497
  Coca-Cola Bottling Co.,
    6.375%, 05/01/09 .............................      Baa2          3,500       3,152,800
  Coca-Cola Enterprises, Inc.,
    7.125%, 09/30/09 (b)..........................       A2           1,650       1,618,650
                                                                             --------------
                                                                                 12,342,947
                                                                             --------------
FOREST PRODUCTS -- 0.7%
  Fort James Corp.,
    6.234%, 03/15/11 .............................      Baa3         11,000      10,886,040
FOREST PRODUCTS (CONT'D.)
  Georgia-Pacific Corp.,
    7.75%, 11/15/29 (b)...........................      Baa2      $   1,200  $    1,143,528
  Scotia Pacific Co.,
    7.71%, 01/20/14 ..............................      Baa2         29,500      22,125,000
                                                                             --------------
                                                                                 34,154,568
                                                                             --------------
                                                      MOODY'S     PRINCIPAL
LONG-TERM                                              RATING      AMOUNT        VALUE
BONDS (CONTINUED)                                   (UNAUDITED)     (000)      (NOTE 2)
                                                    ------------  ---------  --------------
HOSPITAL MANAGEMENT -- 0.1%
  Columbia/HCA Healthcare Corp., 6.91%,
    06/15/05 .....................................      Baa2          4,990       4,565,850
                                                                             --------------
INDUSTRIAL -- 0.2%
  Allied Waste Industries, Inc.,
    7.625%, 01/01/06 .............................      Ba2           4,700       4,230,000
  Cendant Corp.,
    7.75%, 12/01/03 ..............................      Baa1          2,000       1,995,200
  Compania Sud Americana de Vapores, S.A.,
    (Chile),
    7.375%, 12/08/03 .............................      Baa           3,650       3,476,880
                                                                             --------------
                                                                                  9,702,080
                                                                             --------------
INSURANCE -- 0.1%
  Conseco, Inc.,
    8.50%, 10/15/02 ..............................      Ba1           1,500       1,519,200
  Royal & Sun Alliance Insurance Group PLC,
    8.95%, 10/15/29 ..............................       A1           3,500       3,575,600
                                                                             --------------
                                                                                  5,094,800
                                                                             --------------
LEISURE & TOURISM -- 0.3%
  Harrahs Operating Co., Inc.
    7.875%, 12/15/05 .............................      Ba2             600         585,000
  ITT Corp.,
    6.75%, 11/15/03 ..............................      Baa2         14,000      13,023,220
  Marriott International,
    7.875%, 09/15/09 .............................      Baa1            475         467,524
  Park Place Entertainment,
    7.875%, 12/15/05 .............................      Ba2           5,030       4,803,650
                                                                             --------------
                                                                                 18,879,394
                                                                             --------------
MEDIA -- 0.5%
  Liberty Media Group,
    7.875%, 07/15/09 .............................      Baa3          2,400       2,390,640
    8.50%, 07/15/29 ..............................      Baa3          4,200       4,347,000
  Paramount Communications, Inc., 7.50%,
    01/15/02 .....................................      Ba2           9,100       9,119,747
  United News & Media PLC,
    7.25%, 07/01/04 ..............................      Baa2          3,180       3,054,072
  World Color Press, Inc.
    7.75%, 02/15/09 ..............................       B1           4,960       4,736,800
    8.375%, 11/15/08 .............................       B1           1,500       1,466,250
                                                                             --------------
                                                                                 25,114,509
                                                                             --------------
OIL & GAS -- 0.6%
  Atlantic Richfield Co.,
    5.55%, 04/15/03 ..............................       A2          22,500      21,570,300
  Amerada Hess Corp,
    7.375%, 10/01/09 .............................      Baa1            900         878,319
    7.875%, 10/01/29 .............................      Baa1          2,500       2,438,250
  B.J. Services Co.,
    7.00%, 02/01/06 ..............................      Ba1           4,000       3,785,360
  Eott Energy Partnership
    11.00%, 10/01/09 .............................      Ba2           3,935       4,092,400
                                                                             --------------
                                                                                 32,764,629
                                                                             --------------
OIL & GAS SERVICES -- 0.5%
  KN Energy, Inc.,
    6.30%, 03/01/21 ..............................      Baa2         20,000      19,792,000
OIL & GAS SERVICES (CONT'D.)
  Northrop-Grumman Corp.,
    7.875%, 03/01/26 .............................      Ba1       $   5,300  $    4,971,824
  Seagull Energy Co.,
    7.875%, 08/01/03 .............................      Ba1           3,750       3,665,625
                                                                             --------------
                                                                                 28,429,449
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B31

DECEMBER 31, 1999

                                                      MOODY'S     PRINCIPAL
LONG-TERM                                              RATING      AMOUNT        VALUE
BONDS (CONTINUED)                                   (UNAUDITED)     (000)      (NOTE 2)
                                                    ------------  ---------  --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.1%
  Parker & Parsley, Petroleum Co., 8.875%,
    04/15/05 .....................................      Ba2           3,100       3,083,849
  Union Pacific Resources,
    7.95%, 04/15/29 (b)...........................      Baa3          3,700       3,591,627
                                                                             --------------
                                                                                  6,675,476
                                                                             --------------
RAILROADS -- 0.2%
  Norfolk Southern Corp.,
    6.875%, 05/01/01 .............................      Baa1          7,200       7,181,712
    6.95%, 05/01/02 ..............................      Baa1          2,500       2,489,200
  Union Pacific Corp.,
    7.375%, 09/15/09 .............................      Baa3            550         538,236
                                                                             --------------
                                                                                 10,209,148
                                                                             --------------
REAL ESTATE INVESTMENT TRUST -- 2.2%
  Duke Realty L.P.,
    7.30%, 06/30/03 ..............................      Baa2          4,350       4,301,715
  EOP Operating, L.P.,
    6.375%, 01/15/02 .............................      Baa1          5,000       4,888,000
    6.50%, 06/15/04 ..............................      Baa1          6,000       5,698,200
    6.625%, 02/15/05 .............................      Baa          18,187      17,153,978
    6.63%, 04/13/15 ..............................       A3           9,200       8,621,688
    7.10%, 06/23/04 ..............................       A3           2,375       2,320,684
  Felcor Suites, L.P.,
    7.375%, 10/01/04 .............................      Ba1          25,000      23,000,000
  Hanson Overseas B.V.,
    7.375%, 01/15/03 .............................       A3          17,400      17,452,026
  HMH Properties, Inc.
    7.875%, 08/01/05 .............................      Ba2           6,560       6,051,600
  HRPT Properties Trust
    7.426%, 07/09/07 .............................      Baa2          2,000       1,988,400
  Simon Debartolo Group, Inc.,
    6.75%, 06/15/05 ..............................      Baa1         17,500      16,306,500
                                                                             --------------
                                                                                107,782,791
                                                                             --------------
RETAIL -- 1.2%
  Federated Department Stores, Inc., 8.50%,
    06/15/03 .....................................      Ba1          34,890      35,856,104
  Kroger Co.
    6.34%, 06/01/01 ..............................      Baa3         10,450      10,332,438
    7.70%, 06/01/29 ..............................      Baa3          1,500       1,417,500
    7.25%, 06/01/09 ..............................      Baa3          6,000       5,760,000
  Saks Inc.,
    8.25%, 11/15/08 ..............................      Baa3          3,000       2,918,700
                                                                             --------------
                                                                                 56,284,742
                                                                             --------------
TELECOMMUNICATIONS -- 3.7%
  360 Communication Co.,
    7.125%, 03/01/03 .............................      Ba2          23,776      23,644,756
    7.60%, 04/01/09 ..............................      Ba1          12,885      12,891,958
  Airtouch Communications, Inc., 7.00%,
    10/01/03 .....................................      Baa2         16,800      16,784,040
  AT&T Canada, Inc., (Canada),
    7.65%, 09/15/06 ..............................      Baa3          2,400       2,388,024
  Electric Lightwave, Inc.,
    6.05%, 05/15/04 ..............................       A2           5,300       5,002,352
  Global Crossing Holdings, Ltd., 9.125%,
    11/15/06 .....................................      Ba2           9,035       8,933,356
TELECOMMUNICATIONS (CONT'D.)
  Lucent Technologies, Inc.,
    6.45%, 03/15/29 ..............................       A2       $  17,500  $   15,233,575
  Qwest Communications International Inc.,
    7.50%, 11/01/08 ..............................      Ba1          31,200      30,498,000
  Rogers Cantel, Inc.,
    9.375%, 06/01/08 .............................      Ba3           4,830       5,023,200
                                                      MOODY'S     PRINCIPAL
LONG-TERM                                              RATING      AMOUNT        VALUE
BONDS (CONTINUED)                                   (UNAUDITED)     (000)      (NOTE 2)
                                                    ------------  ---------  --------------
  Sprint Corp.,
    6.875%, 11/15/28 (b)..........................      Baa1         13,000      11,553,230
  Telecom De Puerto Rico,
    6.15%, 05/15/02 ..............................      Baa2         10,500      10,181,325
    6.65%, 05/15/06 ..............................      Baa2         10,700      10,152,053
    6.80%, 05/15/09 ..............................      Baa2          9,000       8,207,370
  US West, Inc.,
    6.875%, 08/15/01 .............................      Baa1         10,000       9,958,000
  Williams Communications Group, Inc.
    10.70%, 10/01/07 .............................       B2           4,100       4,305,000
    10.875%, 10/01/09 ............................       B2           1,400       1,464,750
  Worldcom, Inc.,
    6.95%, 08/15/28 (b)...........................      Baa2         17,700      16,070,892
                                                                             --------------
                                                                                192,291,881
                                                                             --------------
UTILITIES -- 1.5%
  AES Corp.
    9.50%, 06/01/09 ..............................      Ba1          10,000      10,200,000
  Calenergy Co. Inc.,
    6.96%, 09/15/03 ..............................      Ba1          15,000      14,661,000
  Calpine Corp.,
    10.50%, 05/15/06 .............................      Ba1           8,330       8,746,500
  CMS Energy Corp.,
    8.00%, 07/01/11 ..............................      Ba3           7,200       7,132,320
  Cogentrix Energy, Inc.,
    8.10%, 03/15/04 ..............................      Ba1           5,775       5,542,499
  Edison Mission Energy,
    7.73%, 06/15/09 ..............................       A3           5,000       4,979,850
  El Paso Energy,
    6.625%, 07/15/01 .............................      Baa2          6,000       5,952,420
  Hydro-Quebec,
    7.50%, 04/01/16 ..............................       A2           2,075       2,029,578
  PSEG Energy Holdings, Inc.,
    10.00%, 10/01/09 .............................      Ba1           4,590       4,532,625
  Sonat, Inc.
    7.625%, 07/15/11 .............................      Baa1          7,800       7,651,410
  Utilicorp United, Inc.,
    7.00%, 07/15/04 ..............................      Baa3          5,000       4,828,700
                                                                             --------------
                                                                                 76,256,902
                                                                             --------------
WASTE MANAGEMENT -- 0.3%
  USA Waste Service,
    6.125%, 07/15/01 .............................      Baa3         15,695      14,937,716
                                                                             --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 5.0%
  Federal National Mortgage Association, Zero
    Coupon,
    10/09/19(b)...................................                   11,800       2,907,638
  United States Treasury Note,
    5.875%, 11/15/04(b)...........................                    4,980       4,882,741
    6.00%, 08/15/09(b)............................                    2,555       2,475,156
    6.75%, 08/15/26(b)............................                   70,200      70,529,238
    6.375%, 08/15/27(b)...........................                   61,400      58,972,858
  United States Treasury Bond,
    7.50%, 11/15/24(b)............................                   38,800      42,358,736
    8.125%, 08/15/21(b)...........................                   45,000      51,609,150
    5.25%, 02/15/29(b)............................                   18,320      15,148,258
    6.125%, 08/15/29(b)...........................                    5,000       4,766,400
                                                                             --------------
                                                                                253,650,175
                                                                             --------------
FOREIGN GOVERNMENT BONDS -- 1.6%
  Junta De Andaluci, (Spain),
    7.25%, 10/01/29 ..............................      Aa3       $     840  $      800,688
  Province of Saskatchewan, (Canada),
    9.125%, 02/15/21 .............................       A2           2,300       2,650,152

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B32

DECEMBER 31, 1999

                                                      MOODY'S     PRINCIPAL
LONG-TERM                                              RATING      AMOUNT        VALUE
BONDS (CONTINUED)                                   (UNAUDITED)     (000)      (NOTE 2)
                                                    ------------  ---------  --------------
  Quebec Province, (Canada),
    7.50%, 09/15/29 (b)...........................       A2           3,700       3,639,320
    7.50%, 07/15/23 (b)...........................       A1           7,500       7,312,875
  Republic of Argentina
    Zero Coupon, 10/15/01 ........................      BBB           7,625       6,385,938
  Republic of Columbia,
    9.75%, 04/23/09 (b)...........................      Baa3          4,500       4,173,750
  Republic of Mexico,
    6.836%, 12/31/19 .............................      Ba2           9,750       9,152,810
    6.932%, 12/31/19 .............................      Ba2           3,550       3,332,563
    6.942%, 12/31/19 .............................      Ba2           6,900       6,477,375
  Republic of Panama,
    4.25%, 07/17/14 ..............................      Ba1          10,600       8,321,000
  Republic of Philippines,
    8.875%, 04/15/08 .............................      Ba1           5,400       5,265,000
  Republic of Poland,
    4.00%, 10/27/24 ..............................      Baa3         11,300       7,458,000
  United Mexican States,
    10.375%, 02/17/09 ............................      Ba1          15,500      16,430,000
                                                                             --------------
                                                                                 81,399,471
                                                                             --------------
TOTAL LONG-TERM BONDS
  (cost $1,820,813,183)....................................................   1,746,371,467
                                                                             --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $4,170,115,621)....................................................   4,577,251,639
                                                                             --------------

SHORT-TERM INVESTMENTS -- 20.6%
CERTIFICATE OF DEPOSIT -- 1.0%
  Bank of Montreal
    5.96%, 1/14/00 (c)(d).........................       P1          50,000      50,000,000
                                                                             --------------
CERTIFICATE OF DEPOSIT-YANKEE -- 1.0%
  Svenska Handels Bank
    6.07%, 1/14/00 (c)(d).........................       P1          50,000      50,000,000
                                                                             --------------
COMMERCIAL PAPER -- 11.2%
  Baker Hughes,
    4.75%, 01/03/00 ..............................       P1           1,000         999,736
  Barton Capital Corp,
    6.00%, 01/11/00 (c)(d)........................       P1          12,391      12,374,479
    6.06%, 02/02/00 ..............................       P1           7,138       7,099,550
    6.10%, 02/03/00 ..............................       P1           3,700       3,679,311
    6.20%, 01/20/00 ..............................       P1          30,000      29,901,833
    6.56%, 02/11/00 (c)(d)........................       P1           4,000       3,971,573
    6.75%, 02/01/00 (c)(d)........................       P1           6,275       6,240,880
  Baus Funding LLC,
    6.20%, 01/25/00 ..............................       P1          10,000       9,958,668
    6.20%, 01/31/00 ..............................       P1          15,000      14,922,500
  Bayerische Landesbank,
    5.98%, 02/23/00 ..............................       P3           1,000         991,196
  BCI Funding Corp,
    6.33%, 01/11/00 ..............................       P1           1,500       1,497,363
  Bell Atlantic Financial Services,
    5.20%, 01/07/00 ..............................       P3           1,012       1,011,123
COMMERCIAL PAPER (CONT'D.)
  Central & Southwest Corp.,
    7.20%, 01/21/00 (c)(d)........................       P1       $  25,000  $   24,910,000
  Clipper Receivables Corp.,
    6.12%, 01/24/00 ..............................       P1          37,446      37,299,586
  Coastal Corp.,
    6.50%, 01/14/00 (c)(d)........................       P1          35,000      34,930,485
                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                     (UNAUDITED)     (000)      (NOTE 2)
                                                    ------------  ---------  --------------
  Coca Cola Enterprises,
    5.25%, 01/03/00 ..............................       P1           1,000         999,709
  Comdisco, Inc.,
    6.45%, 01/31/00 (c)(d)........................       P1          25,000      24,874,580
  Cox Enterprises, Inc.,
    6.57%, 01/19/00 (c)(d)........................       P1          10,495      10,464,355
    6.85%, 01/21/00 (c)(d)........................       P1          26,000      25,910,950
  Cregem North America,
    5.97%, 03/01/00 ..............................       P1             949         939,557
  CXC, Inc.,
    6.00%, 01/21/00 ..............................       P1           1,700       1,694,333
  Deutche Bank Financial, Inc.,
    6.10%, 02/02/00 ..............................       P1             800         795,662
  Duke Energy Corp.,
    5.00%, 01/03/00 ..............................       P1             950         949,736
  Enterprise Funding Corp.,
    6.38%, 01/14/00 ..............................       P1           2,032       2,027,318
  Falcon Asset Securitization,
    6.24%, 01/21/00 ..............................       P1           6,850       6,826,253
  Ford Motor Credit Co.,
    6.00%, 01/21/00 ..............................       P1           1,153       1,149,157
  General Electric Capital Corp.,
    6.33%, 01/26/00 ..............................       P1             650         647,143
  General Motors Acceptance Corp.,
    5.99%, 02/17/00 ..............................       P1           1,000         992,180
  Heller Financial, Inc.,
    6.00%, 01/13/00 (c)(d)........................       P1          12,500      12,479,167
    6.05%, 01/14/00 (c)(d)........................       P1          40,000      39,926,056
  Kerr Mcgee Credit,
    6.50%, 01/13/00 (c)(d)........................       P1          40,000      39,927,778
    6.45%, 01/14/00 (c)(d)........................       P1           9,300       9,281,671
  Keyspan Corp.,
    6.50%, 01/12/00 (c)(d)........................       P1          49,000      48,920,375
  Merrill Lynch & Co. Inc.,
    6.12%, 01/18/00 ..............................       P1           1,388       1,383,989
  Novartis Finance Corp.,
    5.50%, 01/05/00 ..............................       P1           1,000         999,389
  Old Line Funding Corp.,
    6.30%, 01/19/00 ..............................       P1           2,269       2,261,853
    6.33%, 01/12/00 ..............................       P1           8,500       8,483,560
  PHH Corp.,
    6.95%, 01/27/00 (c)(d)........................       P1          25,000      24,884,167
  Sonoco Products,
    6.05%, 02/03/00 ..............................       P1             700         696,118
  Thunder Bay Funding, Inc.,
    6.06%, 02/04/00 ..............................       P1          13,680      13,601,705
    6.20%, 01/19/00 ..............................       P1          14,827      14,781,036
  Triple-A One Plus Funding,
    6.20%, 01/20/00 ..............................       P1           6,019       5,999,304
    6.27%, 01/14/00 ..............................       P1          46,000      45,895,849
COMMERCIAL PAPER (CONT'D.)
  Variable Funding Corp.,
    6.25%, 01/20/00 (c)(d)........................       P1       $  20,000  $   19,940,972
  Windmill Funding Corp.,
    6.38%, 01/07/00 (c)(d)........................       P1          17,000      16,987,949
                                                                             --------------
                                                                                574,510,154
                                                                             --------------
EURO-TIME DEPOSIT -- 0.2%
  Chase Manhattan Bank
    5.50%, 01/03/00 (c)(d)........................       P1          10,000      10,000,000
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B33

DECEMBER 31, 1999

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                     (UNAUDITED)     (000)      (NOTE 2)
                                                    ------------  ---------  --------------
OTHER CORPORATE OBLIGATIONS -- 2.4%
  Banco de Commercio Exterior de Columbia, SA,
    M.T.N., (Colombia),
    8.625%, 06/02/00 .............................       P1           5,500       5,445,000
  Carnival Corp.,
    5.65%, 10/15/00 ..............................       A2           5,000       4,953,450
  Comdisco, Inc.,
    5.94%, 04/13/00 ..............................      Baa1         12,500      12,461,250
    6.32%, 11/27/00 ..............................      Baa1         19,000      18,870,800
  Dayton Hudson Corp.,
    5.95%, 06/15/00 ..............................       A3           9,000       8,987,310
  Equity Residential Properties Trust,
    6.15%, 09/15/00 ..............................       A3          25,000      24,795,000
  GTE Corp.,
    9.375%, 12/01/00 .............................      Baa1         11,000      11,264,770
  ICI Wilmington, Inc.,
    9.50%, 11/15/00 ..............................      Baa1          6,500       6,625,646
  ITT Corp.,
    6.25%, 11/15/00 ..............................      Baa2          5,183       5,082,088
  Niagara Mohawk Power,
    7.00%, 10/01/00 ..............................      Ba3          18,902      18,892,994
  Ryder System, Inc.,
    7.51%, 03/24/00 ..............................      Baa1          3,000       3,006,510
    8.34%, 01/26/00 ..............................      Baa1          5,000       5,006,846
                                                                             --------------
                                                                                125,391,664
                                                                             --------------
TIME DEPOSIT -- 1.3%
  Abbey National Treasury
    9.50%, 01/04/00 (c)(d)........................       NR          50,000      50,000,000
  Banque National
    2.00%, 01/03/00 (c)(d)........................       NR           2,071       2,071,000
  Deutche Bank
    5.00%, 01/03/00 (c)(d)........................       NR          13,000      13,000,000
                                                                             --------------
                                                                                 65,071,000
                                                                             --------------

                                                                  PRINCIPAL
SHORT-TERM                                                         AMOUNT        VALUE
INVESTMENTS (CONT'D)                                                (000)      (NOTE 2)
                                                                  ---------  --------------
REPURCHASE AGREEMENT -- 3.2%
  Joint Repurchase Agreement Account,
    2.875%, 01/03/00 (Note 5) ....................                $ 164,437  $  164,437,000
                                                                             --------------
U.S. GOVERNMENT OBLIGATIONS -- 0.3%
  United States Treasury Bill
    5.19%, 03/16/00 ..............................                      600         593,506
    5.196%, 03/16/00 .............................                   14,000      13,848,450
                                                                             --------------
                                                                                 14,441,956
                                                                             --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $1,049,509,711)....................................................   1,053,851,774
                                                                             --------------
TOTAL INVESTMENTS -- 109.9%
  (cost $5,219,625,332; Note 6)............................................   5,631,103,413
                                                                             --------------
VARIATION MARGIN ON OPEN FUTURES CONTRACTS(E)..............................
                                                                                   (598,738)
                                                                             --------------
LIABILITIES IN EXCESS OF OTHER ASSETS -- (9.9%)............................
                                                                               (505,240,380)
                                                                             --------------
TOTAL NET ASSETS -- 100%...................................................  $5,125,264,295
                                                                             ==============

The following abbreviations are used in portfolio descriptions:
  ADR   American Depository Receipt
  GDR   Global Depository Receipt
  L.P.  Limited Partnership
M.T.N.  Medium Term Note
  PLC   Public Limited Company
  SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)

(a)  Non-Income producing security.

(b) Portion of securities on loan with an aggregate market value of $503,764,431; cash collateral of $526,881,461 was received with which the portfolio purchased securities.

(c) Represents security purchased with cash collateral received for securities on loan.

(d)  Security segregated as collateral for future contracts.

(e)  Open Future Contracts as of December 31, 1999 are as follows:

                                                                          VALUE AT
      NUMBER OF                                EXPIRATION   VALUE AT    DECEMBER 31,    APPRECIATION/
      CONTRACTS                 TYPE              DATE     TRADE DATE       1999        DEPRECIATION
Long Position:
                       U.S. 5 yr Treasury
         763           Note                     Mar 00      $1,812,125   $   844,781     $  (967,344)
        1,115          U.S. Treasury Bond       Mar 00       6,695,155     3,073,281      (3,621,874)
         232           S&P 500 Index            Mar 00       1,437,163     4,509,603       3,072,440
                                                                                         -----------
                                                                                         $(1,516,778)
                                                                                         ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B34

                           HIGH YIELD BOND PORTFOLIO
DECEMBER 31, 1999

LONG-TERM INVESTMENTS -- 92.7%                        MOODY'S                       PRINCIPAL
                                                       RATING     INTEREST MATURITY  AMOUNT        VALUE
CORPORATE BONDS -- 83.0%                            (UNAUDITED)   RATE      DATE      (000)      (NOTE 2)
                                                    ------------  -----   --------  ---------  --------------
AEROSPACE -- 0.5%
  BE Aerospace, Inc., Sr. Sub. Notes, AB .........       B1        9.50%  11/01/08  $   1,000  $      935,000
  Compass Aerospace Corp., Sr. Sub. Notes ........      Caa1      10.125% 04/15/05        750         412,500
  Stellex Industries, Inc., Sr. Sub. Notes .......       B3        9.50%  11/01/07      4,000       2,860,000
                                                                                               --------------
                                                                                                    4,207,500
                                                                                               --------------
AUTOMOTIVE PARTS -- 1.9%
  AM General Corp., Sr. Notes ....................       B3       12.875% 05/01/02      3,375       3,003,750
  Collins & Aikman Products, Gtd. Notes ..........       B2       11.50%  04/15/06        470         464,125
  Hayes Lemmerz International, Inc., Notes .......       B2        8.25%  12/15/08        800         736,000
  Hayes Wheels Int'l, Inc., Sr. Sub. Notes .......       B2       9.125%  07/15/07      1,000         965,624
  JPS Automotive Products Corp., L.P., Sr.
    Notes ........................................       B2       11.125% 06/15/01      4,000       3,980,000
  Paragon Corp. Holdings, Sr. Notes ..............       B3       9.625%  04/01/08      2,000         600,000
  Standyne Automotive Corp., Sr. Sub. Notes ......      Caa       10.25%  12/15/07      3,000       2,430,000
  United Rentals, Inc., Gtd. Notes ...............       B1        8.80%  08/15/08      1,370       1,277,525
  Venture Holdings, Sr. Notes ....................       NR        9.50%  07/01/05      2,270       2,065,700
                                                                                               --------------
                                                                                                   15,522,724
                                                                                               --------------
BANKS -- 0.4%
  Sovereign Bancorp, Sr. Notes ...................      Ba3       6.625%  03/15/01        795         769,162
  Sovereign Bancorp, Sr. Notes ...................      Ba3       10.50%  11/15/06      2,500       2,550,000
                                                                                               --------------
                                                                                                    3,319,162
                                                                                               --------------
BROADCASTING & OTHER MEDIA -- 4.5%
  Ackerley Group, Sr. Sub. Notes .................       B2        9.00%  01/15/09      6,000       5,880,000
  American Lawyer Media Holdings, Inc., Sr. Disc
    Notes, Zero Coupon (until 12/15/02)...........       B3       12.25%  12/15/08      3,000       2,077,500
  Capstar Broadcasting Partners, Inc., Sr. Sub.
    Notes ........................................       B2        9.25%  07/01/07        875         890,313
  Chancellor Media Corp., Sr. Sub. Notes .........       B1        9.00%  10/01/08      2,025       2,106,000
  Globo Communicacoes, Sr. Notes (Brazil) ........       B2       10.50%  12/20/06      1,300       1,079,000
  Grupo Televisa SA, Sr. Disc. Notes, Zero Coupon
    (until 05/15/01) (Mexico).....................      Ba2       13.25%  05/15/08      1,175       1,072,188
  Imax Corp., Sr. Notes ..........................      Ba2       7.875%  12/01/05        500         470,000
  Liberty Group Publishing, Sr. Disc. Notes, Zero
    Coupon (until 2/01/03)........................      Caa1      11.625% 02/01/09        240         120,000
  Lin Holdings Corp., Sr. Disc. Notes, Zero Coupon
    (until 03/01/03)..............................       B3       10.00%  03/01/08        500         337,500
  Mail-Well Corp., Sr. Sub. Notes ................       B1        8.75%  12/15/08      4,750       4,512,500
  Radio Unica, Sr. Disc. Notes, Zero Coupon
    (until 08/01/02)..............................       NR       11.75%  08/01/06      2,750       1,794,375
  SFX Entertainment, Sr. Sub. Notes ..............       B3       9.125%  12/01/08   4,000(e)       3,820,000
  Spectrasite Holdings, Inc., Sr. Disc. Notes,
    Zero Coupon (until 04/15/04)..................       NR       11.25%  04/15/09        900         477,000
  Susquehanna Media Co., Sr. Sub. Notes ..........       B1        8.50%  05/15/09      1,800       1,750,500
  Transwestern Publishing, Sr. Disc. Notes, Zero
    Coupon (until 11/15/02), PIK..................       B3       11.875% 11/15/08      3,650       2,628,000
  TV Azteca SA de CV, Sr. Notes (Mexico) .........       NR       10.50%  02/15/07      2,850       2,465,250
  TVN Enterainment Corp., Sr. Notes ..............       NR       14.00%  08/01/08      3,750       1,312,500
  World Color Press, Sr. Sub. Notes ..............       B1        7.75%  02/15/09      2,375       2,268,125
  World Color Press, Sr. Sub. Notes ..............       B1       8.375%  11/15/08        875         855,313
                                                                                               --------------
                                                                                                   35,916,064
                                                                                               --------------
BUILDING & RELATED INDUSTRIES -- 1.8%
  Ainsworth Lumber Co., Ltd., Bonds, PIK .........       B3       12.50%  07/15/07      4,625       5,110,625
  Engle Homes, Inc., Sr. Notes ...................       B1        9.25%  02/01/08      2,300       2,058,500
  Formica Corp., Sr. Sub. Notes ..................       B3       10.875% 03/01/09      4,250       3,888,750
  New Millenium Homes, Sr. Notes .................       NR       14.00%  09/03/04      3,000
                                                                                                    2,610,000
  Standard Pacific Corp., Sr. Notes ..............      Ba2        8.50%  04/01/09        590         551,650
  Webb (Del E.), Sr. Sub. Deb. ...................       B2       9.375%  05/01/09        425         388,875
                                                                                               --------------
                                                                                                   14,608,400
                                                                                               --------------
CABLE -- 7.2%
  Adelphia Communications, Co., Sr. Notes, PIK ...       B3        9.50%  02/15/04         43          43,206
  Adelphia Communications, Corp., Sr. Notes ......       B2       10.50%  07/15/04        500         521,250
  Avalon Cable Holding, Sr. Disc. Notes, Zero
    Coupon (until 12/01/03).......................      Caa       11.875% 12/01/08      6,000       3,915,000
  CD Radio, Inc., Sr. Disc. Notes, Zero Coupon
    (until 12/01/02)..............................      Caa       15.00%  12/01/07      4,245       2,207,400
  Charter Communications Holdings LLC, Sr. Disc.
    Notes ........................................       B2       8.625%  04/01/09      2,000       1,865,000
  Charter Communications Holdings LLC, Sr. Disc.
    Notes, Zero Coupon (until 04/01/04)...........       B2        9.92%  04/01/11      4,855       2,888,725
  Classic Cable, Inc., Gtd. Notes ................       B3       9.375%  08/01/09      1,095       1,056,675

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B35

DECEMBER 31, 1999

                                                      MOODY'S                       PRINCIPAL
                                                       RATING     INTEREST MATURITY  AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                         (UNAUDITED)   RATE      DATE      (000)      (NOTE 2)
                                                    ------------  -----   --------  ---------  --------------
  Diamond Cable Communications, Sr. Disc. Notes,
    Zero Coupon (until 2/15/02)
    (United Kingdom)..............................       NR       10.75%  02/15/07  $   4,000  $    3,190,000
  Falcon Holding Group, Sr. Disc. Deb., Zero
    Coupon (until 04/15/03).......................       B2       9.285%  04/15/10      3,500       2,625,000
  International Cabletel, Inc., Sr. Disc. Notes,
    Zero Coupon (until 04/15/00)..................       B3       12.75%  04/15/05      6,100       6,100,000
  Mediacom LLC, Sr. Notes ........................      Ba2       7.875%  02/15/11      2,000       1,760,000
  Multicanal SA, Bonds ...........................      Ba3       13.125% 04/15/09   2,400(e)       2,364,000
  NTL, Inc., Sr. Notes, Zero Coupon
    (until 04/01/03) .............................       B3        9.75%  04/01/08      2,000       1,380,000
  NTL, Inc., Sr. Notes, Zero Coupon
    (until 10/01/03) .............................       B3       12.375% 10/01/08      1,750       1,233,750
  Rogers Cablesystems Ltd., Gtd. Notes ...........       B2       11.00%  12/01/15        235         266,137
  Rogers Cablesystems, Inc., Sr. Sec'd. Notes
    (Canada) .....................................      Ba3       10.00%  03/15/05      1,000       1,070,000
  Scott Cable Communications, Jr. Sub., PIK ......       NR       16.00%  07/18/02        108          27,000
  Star Choice Communications, Inc., Sr. Notes,
    (Canada) .....................................       NR       13.00%  12/15/05      3,000       3,052,500
  Telewest Communications PLC, Sr. Disc. Deb.,
    Zero Coupon (until 04/15/04)
    (United Kingdom)..............................       B1        9.25%  04/15/09      1,600       1,016,000
  Telewest Communications PLC, Sr. Disc. Deb.,
    Zero Coupon (until 10/01/00)
    (United Kingdom)..............................       B1       11.00%  10/01/07      2,850       2,657,625
  Time Warner Telecommunications LLC, Sr.
    Notes ........................................       B2        9.75%  07/15/08      2,450       2,511,250
  United International Holdings, Sr. Disc. Notes,
    Zero Coupon (until 02/15/03)..................       B3       10.75%  02/15/08      9,750       6,240,000
  United Pan-Europe Communication, Sr. Disc.
    Notes ........................................       B2       10.875% 08/01/09     13,620       9,551,550
                                                                                               --------------
                                                                                                   57,542,068
                                                                                               --------------
CHEMICALS -- 2.3%
  Georgia Gulf Corp., Sr. Sub. Notes .............       B1       10.375% 11/01/07        235         245,281
  GNI Group, Inc., Sr. Notes(b) (cost $4,000,000;
    purchased 07/23/98)...........................       B2       10.875% 07/15/05      4,000       1,720,000
  Huntsman ICI Chemical, Sr. Sub. Notes ..........       B2       10.125% 07/01/09      3,500       3,587,500
  Lyondell Chemical Co., Sr. Sub. Notes ..........      Ba3       10.875% 05/01/09      7,250       7,503,750
  Sterling Chemical Holdings, Inc., Sr. Sub.
    Notes ........................................       B3       13.50%  08/15/06      1,575       1,181,250
  Sterling Chemical Holdings, Inc., Sr. Sub.
    Notes ........................................       B3       12.375% 07/15/06        690         710,700
  ZSC Specialty Chemical PLC, Sr. Notes ..........       B2       11.00%  07/01/09      3,180       3,291,300
                                                                                               --------------
                                                                                                   18,239,781
                                                                                               --------------
CONSUMER PRODUCTS -- 2.9%
  Coinstar, Inc., Sr. Disc. Notes ................       NR       13.00%  10/01/06      3,275       3,373,250
  Consumers International, Inc., Sr. Notes .......      Ba3       10.25%  04/01/05      3,125       2,500,000
  Corning Consumer Products, Sr. Sub. Notes ......       B3       9.625%  05/01/08      4,250       3,336,250
  Electronic Retailing Systems, Sr. Disc. Notes,
    Zero Coupon (until 02/01/00)..................       NR       13.25%  02/01/04      2,000         440,000
  Hedstrom Corp., Sr. Sub. Notes .................       NR       10.00%  06/01/07        900          54,000
  Hedstrom Holding, Inc., Sr. Disc. Notes, Zero
    Coupon (until 06/01/02) ......................       NR       12.00%  06/01/09        400           4,000
  Interact Systems, Inc., Sr. Disc. Notes, PIK ...       NR       14.00%  08/01/03      2,200       1,188,393
  La Petite Holdings, Sr. Notes ..................       B3       10.00%  05/15/08      1,250         918,750
  Packaging Resources Group, Sr. Notes, PIK ......       NR       13.00%  06/30/03      2,251       1,958,644
  Radnor Holdings, Inc., Sr. Notes ...............       B2       10.00%  12/01/03      1,750       1,750,000
  Revlon Consumer Products Corp., Sr. Notes,
    PIK ..........................................       B2        9.00%  11/01/06      2,250       1,710,000
  Sealy Mattress Co., Sr. Sub. Disc. Notes, Zero
    Coupon (until 12/15/02).......................       B3       10.875% 12/15/07        470         329,000
  Waste Systems International, Sr. Sub. Notes ....       B2       11.50%  01/15/06      4,000       3,875,000
  Windmere-Durable Holdings, Inc., Sr. Notes .....       B3       10.00%  07/31/08      2,000       1,950,000
                                                                                               --------------
                                                                                                   23,387,287
                                                                                               --------------
CONTAINERS -- 0.1%
  Ball Corp., Sr. Sub. Notes .....................       B1        8.25%  08/01/08        500         480,000
  Owens-Illinois, Inc., Deb. Notes ...............      Ba1        7.50%  05/15/10        340         298,935
                                                                                               --------------
                                                                                                      778,935
                                                                                               --------------
DIVERSIFIED INDUSTRIES -- 0.4%
  Gentek, Inc., Gtd. Notes .......................       B2       11.00%  08/01/09      1,620       1,684,800
  SCG Holding & Semiconductor Co., Sr. Sub.
    Notes ........................................       B2       12.00%  08/01/09      1,750       1,859,375
                                                                                               --------------
                                                                                                    3,544,175
                                                                                               --------------
DRUGS & HEALTHCARE -- 2.4%
  Columbia/HCA Healthcare Corp., Notes ...........      Ba2        7.50%  11/15/2095       570        473,100
  Concetra Operating Corp., Sr. Sub. Notes .......       B3       13.00%  08/15/09      1,935       1,760,850
  Dade International, Inc., Sr. Sub Notes ........       B3       11.125% 05/01/06      5,050       4,949,000
  Genesis Health Ventures, Sr. Sub. Notes ........      Caa1      9.875%  01/15/09      1,750         735,000
  Harborside Healthcare Corp., Sr. Sub. Disc.
    Notes, Zero Coupon (until 08/01/03)...........       B3       11.00%  08/01/08      2,500         800,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B36

DECEMBER 31, 1999

                                                      MOODY'S                       PRINCIPAL
                                                       RATING     INTEREST MATURITY  AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                         (UNAUDITED)   RATE      DATE      (000)      (NOTE 2)
                                                    ------------  -----   --------  ---------  --------------
  Healthsouth Corp. Sr. Notes ....................      Baa3      6.875%  06/15/05  $   1,405  $    1,216,449
  ICN Pharmaceuticals, Inc., Sr. Sub. Notes ......      Ba3        8.75%  11/15/08      3,250       3,103,750
  Integrated Health Services, Inc., Sr. Sub.
    Notes(d)......................................       C         9.25%  01/15/08      3,250         268,125
  Magellan Health Services, Sr. Sub. Notes .......      Caa1       9.00%  02/15/08      7,000       5,670,000
  Mariner Post Acute Network, Inc., Sr. Sub. Disc.
    Notes, Zero Coupon (until 11/01/02)...........       B3       10.50%  11/01/07      5,520          27,600
                                                                                               --------------
                                                                                                   19,003,874
                                                                                               --------------
DRUGS & MEDICAL SUPPLIES -- 1.0%
  Lifepoint Hospitals Holdings, Sr. Sub. Notes ...       B3       10.75%  05/15/09        675         702,000
  Team Health, Inc., Sr. Sub. Notes ..............       B3       12.00%  03/15/09   3,250(e)       3,168,750
  Triad Hospitals Holding, Sr. Sub. Notes ........       B3       11.00%  05/15/09      4,285       4,456,400
                                                                                               --------------
                                                                                                    8,327,150
                                                                                               --------------
ENERGY -- 4.3%
  Anker Coal Group, Inc., Sr. Notes(b) PIK (cost
    $2,491,676; purchased 10/01/99)...............       B3       14.25%  09/01/07      2,400       1,752,000
  Applied Power, Inc., Sr. Sub. Notes ............       B1        8.75%  04/01/09      1,450       1,417,375
  Chesapeake Energy Corp., Sr. Notes .............       B1       9.625%  05/01/05      3,200       3,024,000
  Clark USA, Inc., Sr. Notes .....................       B3       10.875% 12/01/05      1,250         562,500
  CMS Energy Corp., Sr. Notes ....................      Ba3        7.50%  01/15/09      1,125       1,035,000
  Gothic Production Corp., Sr. Notes .............       B3       11.125% 05/01/05        550         462,000
  Great Lakes Carbon Corp., Sr. Sub. Notes PIK ...       B3       10.25%  05/15/08      2,000       1,900,000
  Grey Wolf, Sr. Notes ...........................       B1       8.875%  07/01/07      2,295       2,122,875
  Nuevo Energy Co., Sr. Sub. Notes ...............       B1        9.50%  06/01/08        625         625,000
  P & L Coal Holdings, Sr. Notes .................      Ba3       8.875%  05/15/08      1,750       1,710,625
  P & L Coal Holdings, Sr. Sub. Notes ............       B2       9.625%  05/15/08      1,245       1,210,762
  Parker Drilling Corp., Sr. Sub. Notes ..........       B1        9.75%  11/15/06      3,005       2,907,337
  RBF Finance Co., Sr. Sec'd. Notes(b) (cost
    $2,531,177; purchased on various dates:
    8/23/99 through 10/06/99).....................      Ba3       11.00%  03/15/06      2,410       2,602,800
  RBF Finance Co., Sr. Sec'd. Notes(b) (cost
    $2,600,000; purchased 3/19/99)................      Ba3       11.375% 03/15/09      2,600       2,795,000
  R&B Falcon Corp., Sr. Notes(b) (cost $952,809;
    purchased 12/17/98)...........................       NR       12.25%  03/15/06        935       1,033,175
  Santa Fe Energy Resources, Gtd., Notes .........       B2        8.75%  06/15/07      1,000         995,000
  Seven Seas Petroleum, Inc., Sr. Notes ..........      Caa1      12.50%  05/15/05      1,500         630,000
  Tesoro Petroleum Corp., Sr. Sub. Notes .........       B1        9.00%  07/01/08      3,000       2,857,500
  Universal Compression Holdings, Sr. Disc. Notes,
    Zero Coupon (until 02/15/03)..................       B2       9.875%  02/15/08      1,750       1,085,000
  Universial Compression Holdings, Sr. Disc.
    Notes, Zero Coupon (until 02/15/03)...........       B3       11.375% 02/15/09        700         378,000
  York Power Funding, Sr. Sec'd. Notes (Cayman
    Islands) .....................................      Ba3       12.00%  10/30/07      3,000       3,090,000
                                                                                               --------------
                                                                                                   34,195,949
                                                                                               --------------
FINANCIAL SERVICES -- 1.8%
  AmeriCredit Corp., Sr. Notes ...................       B1        9.25%  02/01/04   1,350(e)       1,350,000
  AmeriCredit Corp., Sr. Notes ...................      Ba1       9.875%  04/15/06      3,000       3,030,000
  Amresco, Inc., Sr. Sub. Notes ..................      Caa3      10.00%  03/15/04        280         182,000
  Amresco, Inc., Sr. Sub. Notes ..................       B2       9.875%  03/15/05      3,975       2,623,500
  BF Saul Corp., Sr. Notes .......................       B3        9.75%  04/01/08      1,750       1,592,500
  Delta Financial Corp., Sr. Notes ...............       B1        9.50%  08/01/04      1,075         698,750
  Lodgian Financing Corp., Gtd. Notes ............       B3       12.25%  07/15/09   2,000(e)       1,990,000
  Metris Companies, Inc., Gtd. Notes .............      Ba3       10.125% 07/15/06      3,000       2,850,000
                                                                                               --------------
                                                                                                   14,316,750
                                                                                               --------------
FOOD & BEVERAGE -- 4.1%
  Advantica Restaurant Group, Sr. Notes ..........       NR       11.25%  01/15/08      4,762       3,595,665
  Agrilink Foods, Inc., Gtd. Notes ...............       B3       11.875% 11/01/08      1,760       1,777,600
  Ameriking, Inc., Sr. Notes .....................       B3       10.75%  12/01/06      1,000         925,000
  Ameriserv Food Distribution Co., Gtd. Notes ....       B3       8.875%  10/15/06      3,000       1,650,000
  Carrols Corp., Sr. Sub. Notes ..................       B2        9.50%  12/01/08      2,885       2,625,350
  CKE Restaurants, Inc., Gtd. Notes ..............       B1       9.125%  05/01/09      2,250       1,710,000
  Del Monte Foods Co., Sr. Disc. Notes, Zero
    Coupon (until 12/05/02) ......................      Caa1      12.50%  12/15/07        210         162,750
  Dominos, Inc., Notes ...........................       B3       10.375% 01/15/09        500         480,000
  Family Restaurant Corp., Sr. Disc. Notes .......       NR       15.00%  01/24/02      3,000       2,790,000
  Fresh Foods, Inc., Bonds .......................       B3       10.75%  06/01/06      2,500       2,356,250
  Grupo Azucarero, Sr. Notes (Mexico) ............       B3       11.50%  01/15/05      2,900       1,189,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B37

DECEMBER 31, 1999

                                                      MOODY'S                       PRINCIPAL
                                                       RATING     INTEREST MATURITY  AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                         (UNAUDITED)   RATE      DATE      (000)      (NOTE 2)
                                                    ------------  -----   --------  ---------  --------------
  Packaged Ice, Inc., Sr. Notes ..................       B3        9.75%  02/01/05  $   2,880  $    2,635,200
  Pilgrim's Pride Corp. Sr. Sub. Notes ...........       B1       10.875% 08/01/03        420         423,150
  Premium Standard Farms, Sr. Sec'd. Notes, PIK(b)
    (cost $284,644; purchased 2/25/99)............       NR       11.00%  09/17/03        285         293,184
  Purina Mills, Inc., Sr. Sub. Notes(b)(d) (cost
    $3,489,351; purchased 1/07/99 and 1/08/99)....       Ca        9.00%  03/15/10      3,500         875,000
  Sbarro, Inc., Sr. Notes ........................      Ba3       11.00%  09/15/09      1,260       1,304,100
  SFC New Holdings, Inc., Sr. Notes PIK ..........      Caa1      11.25%  08/15/01      2,765       2,633,662
  SFC New Holdings, Inc., Sr. Sub. Notes .........       NR       13.25%  08/15/03   1,853(e)       1,315,835
  SFC Sub, Inc., Deb. Notes, Zero Coupon (until
    06/15/05) ....................................       NR       11.00%  12/15/09        465              46
  Stater Brothers Holdings, Sr. Notes ............       B2       10.75%  08/15/06      3,030       3,060,300
  Vlasic Foods Intl, Inc., Sr. Sub. Notes ........       B2       10.25%  07/01/09      1,610       1,533,525
                                                                                               --------------
                                                                                                   33,335,617
                                                                                               --------------
GAMING -- 3.3%
  Alliance Gaming Corp., Gtd. Notes ..............       B3       10.00%  08/01/07      1,800       1,003,500
  Aztar Corp., Sr. Sub. Notes ....................       B1       8.875%  05/15/07      1,000         960,000
  Casino Magic Finance Corp., First Mtge.
    Bonds ........................................       B3       13.00%  08/15/03      3,750       4,125,000
  Coast Hotels & Casino Co., Sub. Gtd. Notes .....       B3        9.50%  04/01/09      1,140       1,094,400
  Colorado Gaming & Entertainment, Sr. Notes,
    PIK ..........................................       NR       12.00%  06/01/03      3,590       2,512,976
  Fitzgeralds Gaming, Sr. Notes(b)(d) (cost
    $2,375,000; purchased 12/22/97 and 8/07/98)...       B3       12.25%  12/15/04      2,375       1,306,250
  Hollywood Park, Inc., Gtd. Notes ...............       B2        9.25%  02/15/07      3,500       3,473,750
  Isle of Capri Black Hawk, LLC, First Mtge.
    Notes ........................................       B3       13.00%  08/31/04      4,000       4,360,000
  Mandalay Resort Group, Sr. Sub. Deb. ...........      Baa3       6.70%  11/15/2096     1,030        961,309
  Station Casinos, Inc., Sr. Sub. Notes ..........       B2       10.125% 03/15/06      2,500       2,550,000
  Trump Atlantic City Assoc., First Mtge.
    Notes ........................................       B1       11.25%  05/01/06      1,150         931,500
  Venetian Casino/LV Sands Co., Gtd. Notes .......      Caa1      12.25%  11/15/04      4,000       3,460,000
                                                                                               --------------
                                                                                                   26,738,685
                                                                                               --------------
INDUSTRIAL -- 5.4%
  Allied Waste Industries, Inc., Sr. Disc.
    Notes ........................................      Ba2       7.625%  01/01/06      3,250       2,925,000
  Allied Waste Industries, Inc., Sr. Disc.
    Notes ........................................      Ba2       7.875%  01/01/09      5,250       4,620,000
  Allied Waste Industries, Inc., Sr. Disc.
    Notes ........................................      Ba2       10.00%  08/01/09      2,250       2,002,500
  Clean Harbors, Inc., Sr. Notes .................       B2       12.50%  05/15/01      1,250         975,000
  Continental Global Group, Sr. Notes ............       B2       11.00%  04/01/07      4,120       2,018,800
  Eagle-Picher Industries, Sr. Sub. Notes ........       B3       9.375%  03/01/08      1,750       1,557,500
  Iasis Healthcare Corp., Sr. Sub. Notes .........       B3       13.00%  10/15/09      1,750       1,802,500
  ICF Kaiser International, Inc., Sr. Sub.
    Notes ........................................       B3       13.00%  12/31/03      4,450       2,225,000
  International Wireless Group, Sr. Sub. Notes ...       NR       11.75%  06/01/05      3,000       3,097,500
  Kaiser Aluminum & Chemical Corp., Sr. Sub.
    Notes ........................................       B2       12.75%  02/01/03      4,000       4,000,000
  Kasper Aluminum & Chemical Corp., Sr. Sub.
    Notes ........................................       NR       12.75%  03/31/04      7,171       6,238,770
  Motors & Gears, Inc., Sr. Notes ................       B3       10.75%  11/15/06      3,500       3,465,000
  Neenah Corp., Sr. Sub. Notes ...................       B3       11.125% 05/01/07        250         231,250
  Thermadyne Holdings, Deb., Zero Coupon
    (until 06/01/03) .............................      Caa1      12.50%  06/01/08      2,375       1,080,625
  Thermadyne Manufacturing, Sr. Sub. Notes .......       B3       9.875%  06/01/08      2,500       2,100,000
  UCAR Global Enterprises, Sr. Sub. Notes ........       B1       12.00%  01/15/05      2,600       2,697,500
  Viasystems, Inc., Sr. Sub. Notes ...............       B3        9.75%  06/01/07      4,000       2,200,000
                                                                                               --------------
                                                                                                   43,236,945
                                                                                               --------------
LEISURE -- 0.9%
  Bally Health & Tennis Corp., Sr. Sub. Notes ....       B3       9.875%  10/15/07      5,000       4,837,500
  Premier Cruise, Ltd., Sr. Notes, PIK(d) ........       B3       11.00%  03/15/08      1,000               0
  Premier Parks, Inc., Sr. Notes .................       B3        9.75%  06/15/07      2,000       2,010,000
                                                                                               --------------
                                                                                                    6,847,500
                                                                                               --------------
LODGING -- 0.6%
  Hilton Hotels, Sr. Notes .......................      Baa1       7.50%  12/15/17        285         237,952
  HMH Properties, Inc., Sr. Notes ................      Ba2        8.45%  12/01/08      2,850       2,629,125
  La Quinta Inns, Sr. Notes ......................      Ba2        7.25%  03/15/04      2,000       1,600,200
                                                                                               --------------
                                                                                                    4,467,277
                                                                                               --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B38

DECEMBER 31, 1999

                                                      MOODY'S                       PRINCIPAL
                                                       RATING     INTEREST MATURITY  AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                         (UNAUDITED)   RATE      DATE      (000)      (NOTE 2)
                                                    ------------  -----   --------  ---------  --------------
MANUFACTURING -- 0.4%
  Building Materials Corp. Sr. Notes .............      Ba3        7.75%  07/15/05  $     265  $      241,150
  Tenneco, Inc., Sr. Sub. Notes ..................       B2       11.625% 10/15/09      3,060       3,105,900
                                                                                               --------------
                                                                                                    3,347,050
                                                                                               --------------
MISCELLANEOUS -- 1.7%
  Alliance Atlantis Comm. Sr. Sub. Notes .........       B2       13.00%  12/15/09      1,670       1,670,000
  Intersil Corp., Sr. Sub. Notes .................       B3       13.25%  08/15/09        835         910,150
  It Group, Inc., Gtd. Notes .....................       B3       11.25%  04/01/09      2,080       2,028,000
  Metromedia Fiber Network, Sr. Notes ............       B2       10.00%  12/15/09      2,960       3,026,600
  MSX International, Inc., Gtd. Notes ............       B3       11.375% 01/15/08      1,750       1,627,500
  Nebco Evans Sr. Notes, Zero Coupon (until
    07/15/02) ....................................      Caa       12.375% 07/15/07      1,500         195,000
  Phoenix Color Corp., Gtd., Sr. Sub. Notes ......       B3       10.375% 02/01/09      4,000       3,840,000
  Sun World International, Gtd. Notes ............       B2       11.25%  04/15/04        270         275,400
                                                                                               --------------
                                                                                                   13,572,650
                                                                                               --------------
OIL & GAS -- 1.4%
  Comstock Resources, Inc., Sr. Notes ............       B2       11.25%  05/01/07      4,500       4,635,000
  Eott Energy Parters/Fin., Gtd. Notes ...........      Ba2       11.00%  10/01/09        710         738,400
  Gulf Canada Resources, Ltd., Sub. Deb ..........      Ba1        8.35%  08/01/06        385         378,744
  Gulf Canada Resources, Ltd., Sub. Deb. .........      Ba3       9.625%  07/01/05        615         630,375
  Leviathan Gas, Sr. Sub. Notes ..................      Ba2       10.375% 06/01/09      2,000       2,080,000
  Plains Resources, Inc., Sr. Sub. Notes .........       B2       10.25%  03/15/06        870         848,250
  Swift Energy Co., Sr. Sub. Notes ...............       B2       10.25%  08/01/09      2,015       2,030,113
                                                                                               --------------
                                                                                                   11,340,882
                                                                                               --------------
PAPER/PACKAGING -- 4.0%
  AMM Holdings, Inc., Sr. Disc. Notes, Zero Coupon
    (until 07/01/03)..............................      Caa1      13.50%  07/01/09      6,000         720,000
  APP International, Sr. Sec'd. Notes(b) (cost
    $2,794,324; purchased 2/11/97 and 2/20/97)....      Ba3       11.75%  10/01/05   2,600(e)       2,184,000
  Doman Industries Limited, Sr. Notes ............      Caa1       8.75%  03/15/04      1,805       1,552,300
  Doman Industries Limited, Sr. Notes ............      Caa1       9.25%  11/15/07        100          80,000
  Gaylord Container Corp., Sr. Notes .............       B         9.75%  06/15/07      2,100       1,974,000
  Graham Packaging, Sr. Disc. Notes, Zero Coupon
    (until 01/15/03)..............................      Caa       10.75%  01/15/09      1,100         759,000
  Maxxam Group Holdings, Inc., Sr. Notes .........       NR       12.00%  08/01/03      7,550       7,059,250
  Repap New Brunswick, Inc., Sr. Sec'd. Notes ....       B3       10.625% 04/15/05   2,840(e)       2,641,200
  Riverwood International, Gtd. Notes ............       B3       10.25%  04/01/06   1,200(e)       1,218,000
  Riverwood International Corp. Gtd. Notes .......       B3       10.625% 08/01/07        455         468,650
  Riverwood International, Gtd. Notes ............      Caa1      10.875% 04/01/08        455         445,900
  Silgan Holdings, Inc., Sub. Debs. PIK ..........       NR       13.25%  07/15/06      3,149       3,463,900
  Stone Container Corp., Sr. Sub. Deb. ...........       B2       12.58%  08/01/16        250         266,250
  Stone Container Corp., Sr. Sub. Notes ..........       B3       12.25%  04/01/02      6,800       6,885,000
  United Stationer Supply Co., Sr. Sub. Notes ....       B3       12.75%  05/01/05      2,200       2,370,500
                                                                                               --------------
                                                                                                   32,087,950
                                                                                               --------------
PUBLISHING -- 0.6%
  Sullivan Graphics, Inc., Sr. Sub. Notes ........      Caa       12.75%  08/01/05      4,500       4,657,500
                                                                                               --------------
REAL ESTATE INVESTMENT TRUST -- 0.1%
  Meditrust, Notes ...............................      Ba2        7.82%  09/10/26        570         484,500
                                                                                               --------------
RETAIL -- 2.4%
  Big 5 Holding Corp., Sr. Disc. Notes, Zero
    Coupon (until 11/30/02) ......................       NR       13.45%  11/30/08      1,500         765,000
  Duane Reade, Inc., Sr. Sub. Notes ..............       B3        9.25%  02/15/08        270         263,925
  Frank's Nursery & Crafts, Sr. Sub. Notes .......       B3       10.25%  03/01/08      2,100       1,428,000
  French Fragrances, Inc., Sr. Notes, Ser. B .....       B2       10.375% 05/15/07        470         455,900
  Merisel, Inc., Sr. Notes .......................       Ca       12.50%  12/31/04      5,250       4,738,125
  Musicland Group, Inc., Gtd. Notes ..............       B3       9.875%  03/15/08        110          99,550
  Musicland Stores, Sr. Sub. Notes ...............       B1        9.00%  06/15/03      4,600       4,439,000
  Phar-Mor, Inc., Sr. Notes ......................       B3       11.72%  09/11/02      4,564       4,335,800
  Phillips Van-Heusen Corp., Sr. Notes ...........       B1        9.50%  05/01/08      1,250       1,162,500
  Specialty Retailers, Inc., Gtd. Notes ..........       B2        8.50%  07/15/05      1,615       1,195,100
                                                                                               --------------
                                                                                                   18,882,900
                                                                                               --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B39

DECEMBER 31, 1999

                                                      MOODY'S                       PRINCIPAL
                                                       RATING     INTEREST MATURITY  AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                         (UNAUDITED)   RATE      DATE      (000)      (NOTE 2)
                                                    ------------  -----   --------  ---------  --------------
STEEL & METAL -- 1.4%
  Algoma Steel, Inc., First Mtge. Notes ..........       B2       12.375% 07/15/05  $     200  $      187,500
  California Steel Industry, Sr. Notes ...........      Ba3        8.50%  04/01/09        540         514,350
  LTV Corp. Sr. Notes ............................      Ba3       11.75%  11/15/09      1,200       1,260,000
  National Steel Corp., Gtd. Sec'd. First Mtge.
    Notes ........................................      Ba3       9.875%  03/01/09      1,000       1,020,000
  Renco Steel Holdings, Sr. Notes ................       NR       10.875% 02/01/05        500         435,000
  Sheffield Steel Corp., First Mtge. Notes .......       NR       11.50%  12/01/05      3,500       2,975,000
  Wheeling-Pittsburgh Corp., Sr. Notes ...........       B2        9.25%  11/15/07      2,600       2,457,000
  WHX Corp., Sr. Notes ...........................       B3       10.50%  04/15/05      2,350       2,303,000
                                                                                               --------------
                                                                                                   11,151,850
                                                                                               --------------
SUPERMARKETS -- 1.2%
  Homeland Stores, Inc., Notes ...................       NR       10.00%  08/01/03      4,260       3,402,675
  Pantry, Inc., Sr. Sub. Notes ...................       NR       10.25%  10/15/07      3,500       3,412,500
  Pathmark Stores, Sr. Sub. Notes ................       B2       9.625%  05/01/03      4,790       3,496,700
                                                                                               --------------
                                                                                                   10,311,875
                                                                                               --------------
TECHNOLOGY -- 1.0%
  Ampex, Sr. Notes ...............................       NR       12.00%  03/15/03      5,000       5,025,000
  Decision One Corp., Sr. Sub. Notes(d)...........       B3        9.75%  08/01/07      4,000          15,000
  Details Holdings Corp., Sr. Disc. Notes, Zero
    Coupon (until 11/15/02) ......................       NR       12.50%  11/15/07      1,080         561,600
  Details, Inc., Sr. Sub. Notes ..................       B3       10.00%  11/15/05        750         690,000
  DII Group, Sr. Sub. Notes ......................       B1        8.50%  09/15/07      2,000       1,990,000
                                                                                               --------------
                                                                                                    8,281,600
                                                                                               --------------
TELECOMMUNICATIONS -- 19.8%
  21st Century Telecom Group, Inc., Sr. Disc.
    Notes, Zero Coupon (until 02/15/03)...........       NR       12.25%  02/15/08      1,500       1,005,000
  Adelphia Business Solution, Sr. Notes ..........       B3       12.25%  09/01/04      1,150       1,230,500
  Adelphia Business Solution, Sr. Disc. Notes,
    Zero Coupon (until 4/15/01)(b)
    (cost $875,000; purchased on various dates:
    4/07/99 through 9/22/99)......................       NR       13.00%  04/15/03        875         778,750
  Allegiance Telecommunciations, Inc., Sr. Disc.
    Notes, Zero Coupon (until 02/15/03)...........       NR       11.75%  02/15/08      3,300       2,359,500
  Allegiance Telecommunications, Inc., Sr.
    Notes ........................................       NR       12.875% 05/15/08      1,750       1,960,000
  American Communications Lines, Bonds ...........       B1       10.25%  06/30/08      3,000       2,880,000
  AMSC Acquisition Co., Inc., Sr. Notes ..........       NR       12.25%  04/01/08      2,600       2,132,000
  Arch Communication, Inc., Sr. Notes ............       B3       13.75%  04/15/08      1,000         810,000
  Bestel SA, Sr. Disc. Notes, Zero Coupon
    (until 05/15/01) .............................       NR       12.75%  05/15/05      2,500       1,575,000
  Birch Telecommunications, Inc., Sr. Notes ......       NR       14.00%  06/15/08      2,500       2,525,000
  Caprock Communications, Sr. Notes ..............      Caa       12.00%  07/15/08      1,500       1,552,500
  CB Richard Ellis Services, Inc., Bonds .........      Ba3       8.875%  06/01/06      1,600       1,424,000
  Cellnet Data Systems, Inc., Sr. Disc. Notes,
    Zero Coupon (until 10/01/02)(b) (cost
    $3,680,000; purchased 01/26/99)...............       NR       14.00%  10/01/07      3,680         404,800
  Classic Communications, Inc., Sr. Disc. Notes,
    Zero Coupon (until 08/01/03)..................      Caa       13.25%  08/01/09      2,000       1,395,000
  Coaxial Communications, Inc., Sr. Disc.
    Notes ........................................       B3       10.00%  08/15/06      1,250       1,225,000
  DTI Holdings, Inc., Sr. Disc. Notes, Zero Coupon
    (until 03/01/03)..............................       NR       12.50%  03/01/08      1,000         360,000
  Exodus Communications, Sr. Notes ...............       NR       10.75%  12/15/09      1,680       1,705,200
  First World Communications, Inc., Sr. Disc.
    Notes, Zero Coupon (until 04/15/03)...........       NR       13.00%  04/15/08      1,750       1,172,500
  Geotek Communication, Inc., Sr. Disc. Notes,
    Zero Coupon (until 7/15/00)(b)(d)
    (cost $4,512,000; purchased 7/20/99)..........      Caa       15.00%  07/15/05      4,512       1,895,040
  Global Crossing Holdings, Ltd., Sr. Notes ......      Ba2       9.125%  11/15/06      1,020       1,008,525
  Global Crossing Holdings, Ltd., Sr. Notes ......      Ba2        9.50%  11/15/09      1,985       1,962,669
  Globix Corp., Sr. Notes ........................       NR       13.00%  05/01/05      1,250       1,262,500
  GST Telecommunications, Inc., Sr. Disc. Notes,
    Zero Coupon (until 12/15/00)..................       NR       13.875% 12/15/05      6,380       4,973,375
  ICG Holdings Inc., Sr. Sub. Notes, Zero Coupon
    (until 9/15/00)...............................       NR       13.50%  09/15/05        850         735,250
  Impsat Corp., Gtd. Sr. Notes ...................       B2       12.125% 07/15/03      2,235       2,100,900
  Impsat Corp., Sr. Notes ........................       B2       12.375% 06/15/08      3,000       2,700,000
  Intermedia Communication, Inc., Sr. Notes ......       B2        8.60%  06/01/08        230         212,175
  Intermedia Communication, Inc., Sr. Notes ......       B2       8.875%  11/01/07        600         558,000
  Intermedia Communication, Inc., Sr. Notes ......       B2        9.50%  03/01/09        370         355,200
  IPC Information Systems, Inc., Sr. Disc. Notes,
    Zero Coupon (until 05/01/01)..................       B3       10.875% 05/01/08      2,250       1,687,500
  Jordan Telecommunication Products, Inc., Sr.
    Notes(d)......................................       NR       9.875%  08/01/07      3,400       3,672,000
  Level 3 Communications, Sr. Disc. Notes, Zero
    Coupon (until 12/01/03).......................       B3       10.50%  12/01/08      2,150       1,295,375

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B40

DECEMBER 31, 1999

                                                      MOODY'S                       PRINCIPAL
                                                       RATING     INTEREST MATURITY  AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                         (UNAUDITED)   RATE      DATE      (000)      (NOTE 2)
                                                    ------------  -----   --------  ---------  --------------
  Level 3 Communications, Sr. Notes ..............       B3       9.125%  05/01/08  $   1,665  $    1,573,425
  Long Distance International, Inc.,
    Sr. Notes(b)(d) (cost $2,000,000; purchased
    4/07/98)......................................       NR       12.25%  04/15/08      2,000         900,000
  Mastec, Inc., Sr. Notes ........................      Ba3        7.75%  02/01/08      1,000         940,000
  McCaw Int'l. Ltd., Sr. Disc. Notes, Zero Coupon
    (until 4/15/02)...............................       NR       13.00%  04/15/07      2,000       1,380,000
  Mcleodusa, Inc., Sr. Sub. Notes, Zero Coupon
    (until 03/01/02)..............................       B2       10.50%  03/01/07        750         607,500
  Microcell Telecommunications, Zero Coupon
    (until 06/01/04) .............................       B3       12.00%  06/01/09      5,000       3,212,500
  Netia Holdings, Sr. Disc. Notes, Zero Coupon
    (until 11/01/01)..............................       B3       11.25%  11/01/07      3,000       1,875,000
  Netia Holdings, Sr. Notes ......................       B        10.25%  11/01/07      2,350       1,974,000
  Nextel Communications, Inc., Sr. Disc. Notes,
    Zero Coupon (until 09/15/02)..................       B2       10.65%  09/15/07        845         631,638
  Nextel Communications, Sr. Notes ...............       B1       9.375%  11/15/09     13,250      13,018,125
  Nextel Partners, Inc., Sr. Disc. Notes, Zero
    Coupon (until 02/01/04).......................       B3       14.00%  02/01/09      5,900       3,864,500
  Nextlink Communications, Sr. Disc. Notes .......       B2       10.75%  06/01/09      2,340       2,410,200
  Nextlink Communications, Sr. Notes .............       B2       10.50%  12/01/09      2,140       2,172,100
  Northeast Optic, Sr. Notes .....................       NR       12.75%  08/15/08      2,005       2,125,300
  Pagemart Nationwide, Inc., Sr. Disc. Notes,
    Ser. H, Zero Coupon (until 02/01/00)..........       NR       15.00%  02/01/05      5,805       5,093,888
  Price Communications Wireless, Inc., Sr. Sub.
    Notes ........................................       NR       11.75%  07/15/07      5,000       5,500,000
  Primus Telecommunications Group, Sr. Notes .....       B3       12.75%  10/15/09      1,975       2,044,125
  Psinet Inc., Sr. Notes .........................       NR       11.00%  08/01/09      5,785       5,944,088
  PTC International Finance Corp., Gtd. Notes,
    Zero Coupon (until 07/01/02)..................       NR       10.75%  07/01/07      1,250         837,500
  RCN Corp., Sr. Notes ...........................       B3       10.00%  10/15/07        285         283,575
  RCN Corp., Sr. Notes ...........................       B3       10.125% 01/15/10      1,860       1,855,350
  Rogers Cantel, Inc., Sr. Sub. Notes ............       B2        8.80%  10/01/07      1,250       1,250,000
  RSL Communications PLC, Sr. Sec'd. Notes .......       B3       12.00%  11/01/08      1,000       1,007,500
  RSL Communications Ltd, Sr. Notes ..............       B2       12.25%  11/15/06      1,500       1,522,500
  Splitrock Service, Inc., Sr. Notes .............       NR       11.75%  07/15/08      1,295       1,191,400
  Telegroup, Inc., Sr. Disc. Notes, Zero Coupon
    (until 5/01/00)(d)............................       NR       10.50%  11/01/04      4,000       1,360,000
  Tritel PCS, Inc., Sr. Disc. Notes, Zero Coupon
    (until 05/15/04)..............................       B3       12.75%  05/15/09      4,000       2,520,000
  Triton PCS, Inc., Gtd., Zero Coupon (until
    05/01/03) ....................................       B3       11.00%  05/01/08      2,445       1,729,838
  Unisite, Inc., Sr. Disc. Notes, Zero Coupon
    (until 12/15/00)..............................       NR       13.00%  12/15/04      4,000       4,921,200
  US Unwired, Inc., Sr. Disc. Notes, Zero Coupon
    (until 11/01/04) .............................      Caa1      13.375% 11/01/09      6,925       4,051,125
  US Xchange LLC, Sr. Notes ......................       NR       15.00%  07/01/08      2,250       2,047,500
  USA Mobile Communications, Sr. Notes ...........       B2        9.50%  02/01/04      5,000       3,900,000
  Versatel Telecommunications, Sr. Notes .........      Caa1      11.875% 07/15/09        625         637,500
  Versatel Telecommunications, Sr. Notes .........       NR       13.25%  05/15/08      2,000       2,130,000
  Verio, Inc., Sr. Notes .........................       B3       11.25%  12/01/08        210         220,500
  Viatel, Inc., Sr. Disc. Notes, Zero Coupon
    (until 04/15/03) .............................       NR       12.50%  04/15/08      1,100         704,000
  Viatel, Inc., Sr. Notes ........................      Caa1      11.25%  04/15/08      1,500       1,492,500
  Viatel, Inc., Sr. Notes ........................       B3       11.50%  03/15/09      2,401       2,401,000
  VSTR Wire Co., Sr. Disc. Notes, Zero Coupon
    (until 11/15/04) .............................       B2       11.875% 11/15/09      3,345       2,015,363
  VSTR Wire Co., Sr. Notes .......................       B2       10.375% 11/15/09      3,080       3,172,400
  WamNet, Inc., Sr. Disc. Notes, Zero Coupon
    (until 3/01/02) ..............................       NR       13.25%  03/01/05        500         288,750
  Williams Communciations Group, Inc., Sr.
    Notes ........................................       B2       10.875% 10/01/09      5,080       5,314,950
  Winstar Communications, Sr. Notes, Zero Coupon
    (until 10/15/00) .............................      Caa1      14.00%  10/15/05   1,500(e)       1,455,000
  Worldwide Fiber, Inc., Sr. Notes ...............       B3       12.50%  12/15/05      4,000       4,180,000
                                                                                               --------------
                                                                                                  158,669,099
                                                                                               --------------
TEXTILES -- 1.5%
  Burlington Industries, Deb. ....................      Ba1        7.25%  08/01/27      1,000         760,000
  Cluett American Corp., Sr. Sub. Notes ..........       NR       10.125% 05/15/08      3,060       2,172,600
  Collins & Aikman Floorcove, Sr. Sub. Notes .....       B3       10.00%  01/15/07        500         492,500
  Foamex, L.P., Sr. Sub. Notes ...................       B3       9.875%  06/15/07      2,950       2,448,500
  Simmons Co., Sr. Sub. Notes ....................       B3       10.25%  03/15/09      4,000       3,790,000
  Steel Heddle Manufacturing, Sr. Sub. Notes .....       B3       10.625% 06/01/08      2,000         800,000
  Worldtex, Inc., Gtd. Notes .....................       B1       9.625%  12/15/07      2,000       1,620,000
                                                                                               --------------
                                                                                                   12,083,600
                                                                                               --------------
TRANSPORTATION -- 1.0%
  Continental Airlines, Inc., Sr. Notes ..........      Ba2        8.00%  12/15/05      3,250       2,972,645
  Holt Group, Sr. Notes ..........................      Caa1       9.75%  01/15/06        800         500,000
  Kitty Hawk, Inc., Sr. Notes ....................       B1        9.95%  11/15/04      2,000       1,960,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B41

DECEMBER 31, 1999

                                                      MOODY'S                       PRINCIPAL
                                                       RATING     INTEREST MATURITY  AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                         (UNAUDITED)   RATE      DATE      (000)      (NOTE 2)
                                                    ------------  -----   --------  ---------  --------------
  Stena Line AB, Sr. Notes .......................       B1       10.625% 06/01/08  $     365  $      219,000
  Us Airways, Inc., Sr. Notes ....................       B3       9.625%  02/01/01      2,000       1,990,000
                                                                                               --------------
                                                                                                    7,641,645
                                                                                               --------------
UTILITIES -- 0.6%
  AES Corp., Sr. Notes ...........................      Ba1        9.50%  06/01/09      5,000       5,100,000
                                                                                               --------------
TOTAL CORPORATE BONDS
  (cost $742,829,501)........................................................................     665,148,944
                                                                                               --------------

CONVERTIBLE BONDS -- 0.5%
AUTOMOTIVE PARTS -- 0.2%
  Exide Corp., Sr. Sub. Notes ....................       B2        2.90%  12/15/05      3,083       1,618,575
                                                                                               --------------
OIL & GAS SERVICES -- 0.3%
  Key Energy Group, Inc., Sub. Notes .............       NR        5.00%  09/15/04      3,500       2,467,500
                                                                                               --------------
TOTAL CONVERTIBLE BONDS
  (cost $4,309,527)..........................................................................       4,086,075
                                                                                               --------------

FOREIGN GOVERNMENT BONDS -- 0.2%
  Republic of Brazil, Bonds
    (cost $1,983,334) ............................       B2       11.625% 04/15/04  2,000 (e)       1,985,000
                                                                                               --------------

                                                                      VALUE
COMMON STOCKS -- 0.6%                                  SHARES       (NOTE 2)
                                                     -----------   -----------
  Classic Communications, Inc., Sr. Disc.
    Notes(a)......................................         6,000       100,020
  Dr. Pepper Bottling Holdings, Inc.,
    (Class B)(a)(b) (cost $5,226;
    purchased 10/21/88)...........................         5,807       145,175
  Hedstrom Holding Co.(a).........................        24,261           243
  Intermedia Communications, PIK(a)...............        18,486       717,489
  Premier Cruises, Ltd.(a)(b) (cost $0; purchased
    9/15/99)......................................        74,058       249,946
  Samuels Jewelers, Inc.(a).......................        37,500       225,000
  Star Gas Partners, L.P. ........................         2,561        33,933
  Viatel, Inc.(a).................................        10,575       567,084
  Waste Systems International(a)(b)
    (cost $1,970,169; purchased 02/01/99).........       503,351     2,390,917
                                                                   -----------
TOTAL COMMON STOCKS
  (cost $3,156,548).............................................     4,429,807
                                                                   -----------

PREFERRED STOCKS -- 7.6%
  21st Century Telecommunications Group, Inc.,
    PIK ..........................................           506       430,166
  Adelphia Communications, Inc., PIK .............        65,250     6,854,899
  Ameriking, Inc., Sr. Notes PIK .................        25,802       464,436
  California Federal Bancorp, Inc. ...............       100,000     2,256,250
  Century Maintenance Supplies PIK ...............        48,369     4,256,504
  Chesapeake Energy Corp.(a)......................        20,000       525,000
  Clark USA, Inc., PIK ...........................           592       177,660
  Cluett American Corp. PIK ......................        42,292     1,987,712
  Contour Energy Co.(a)...........................        38,400        72,000
  CSC Holdings, Inc., PIK ........................        36,476     3,975,885
  Dobson Communications PIK ......................         4,528     4,935,052
  Eagle-Picher Holdings, Inc.(a)..................           170       790,500
  Fitzgerald Gaming, Inc.(a)......................        50,000        87,500
  Geneva Steel, Inc.(a)...........................        22,000         5,500
  Global Crossing Holdings, Ltd. PIK .............        16,250     1,625,000
  GPA Group PLC(a)................................     1,550,000       744,000
  Harborside Healthcare Corp. PIK ................         1,179       353,700
  Interact Systems, Inc. .........................         4,400     1,123,571
  ICG Communications, Inc., PIK ..................         1,461     1,358,871
  Intermedia Communications, Inc., PIK ...........         3,595     3,523,475
  Intermedia Communications, Inc., PIK ...........        90,000     2,103,750

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B42

DECEMBER 31, 1999

                                                                      VALUE
PREFERRED STOCKS (CONTINUED)                           SHARES       (NOTE 2)
                                                     -----------   -----------
  Intermedia Communications, Inc., Ser. D PIK ....        90,000   $ 3,791,250
  IXC Communications, Inc. PIK ...................             9        10,153
  Nextel Communications, Inc. PIK ................         1,027     1,027,000
  Packaging Corp. of America PIK .................        42,324     4,634,451
  Paxson Communications, Inc. PIK ................         6,221     6,345,843
  Primedia, Inc., Gtd., Notes ....................        34,668     3,345,462
  R&B Falcon Corp. PIK ...........................         3,088     3,258,084
  Rural Cellular Corp., PIK ......................            12        12,240
  Supermarkets General Holdings Corp., PIK(a).....        25,000       106,250
  Viasystems, Inc., PIK(a)........................        47,804       286,822
                                                                   -----------
TOTAL PREFERRED STOCKS
  (cost $69,769,723)............................................    60,468,986
                                                                   -----------

                                                     EXPIRATION
WARRANTS (A) -- 0.8%                                    DATE        UNITS
                                                    ------------  ---------
  21st Century Telecom Group, Inc. ...............    02/15/10          400           8,000
  Allegiance Telecommunications, Inc. ............    02/03/08        3,800         190,000
  American Banknote Corp. ........................    12/01/02        2,500              25
  American Mobile Satellite Corp. ................    04/01/08        2,600         104,000
  Ampex Corp. ....................................    03/15/03      170,000         542,300
  Anker Coal Group, Inc. .........................      N/A              56              84
  Bell Technology Group, Ltd. ....................    01/23/01        1,250          31,250
  Bestel SA ......................................    01/01/04        2,500          12,500
  Birch Telecomm, Inc. ...........................    06/15/00        2,500          13,750
  Cellnet Data Systems, Inc. .....................    01/01/49        7,010               0
  Clearnet Communications, Inc. ..................    09/15/05       26,202         157,212
  DTI Holdings, Inc. .............................    01/01/04        5,000              50
  Electronic Retailing Systems ...................    01/01/49        2,000           2,000
  First World Communications .....................    01/01/04        1,750         210,000
  Globalstar Capital Co. .........................    02/15/04        1,200         150,000
  HF / Icon Health ...............................    07/15/02       18,093          45,232
  Hyperion Telecommunications Corp. ..............    04/15/01        4,250         743,750
  ICG Communications, Inc. .......................    09/15/05       20,790         207,900
  Interact Systems, Inc. .........................    08/01/03        4,400              44
  Interact Systems, Inc. .........................    12/15/09        4,400         108,036
  Intermedia Communications of Florida, Inc. .....    06/01/00        3,000         336,000
  Intersil WT, Notes .............................    08/15/09          835         125,250
  Long Distance Int'l. Inc., .....................    05/01/05        2,000               0
  McCaw Int'l. Ltd. ..............................    01/01/49        1,650           6,600
  MGC Communications, Inc. .......................    01/01/49        1,950          19,598
  Pagemart, Inc. .................................    11/01/03        9,200          23,000
  Powertel, Inc. .................................    02/01/06        6,720          40,320
  Premium Standard Farms L.P.(b)(c) (cost
    $374,377; purchased 9/17/96)..................      N/A          22,025         242,275
  Price Communications Cellular Holdings .........    08/01/07        6,880       1,148,960
  Primus Telecommunications Group ................    08/01/07        1,500          75,000
  R&B Falcon .....................................    05/01/09        2,875         718,750
  Splitrock Service, Inc. ........................    07/15/08        1,750         164,500
  Star Choice Communications, Inc. ...............    12/15/05       69,480         270,972
  Sterling Chemical Holdings, Inc. ...............    08/15/08          560           8,960
  TVN Entertainment Corp. ........................    08/01/08        3,750               0
  Unisite, Inc. ..................................    12/15/04        1,943              19
  USN Communications, Inc. .......................    01/01/49       10,590             106
  Versatel Telecommunications ....................    05/15/08        2,000         800,000
  WamNet, Inc. ...................................    08/01/08        3,000          68,250
  Waste Systems International ....................    01/15/06       60,000          45,000
                                                                             --------------
TOTAL WARRANTS
  (cost $2,575,635)........................................................       6,619,693
                                                                             --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $824,624,268)......................................................     742,738,505
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B43

DECEMBER 31, 1999


SHORT-TERM INVESTMENTS -- 6.9%                                                      PRINCIPAL
                                                      MOODY'S     INTEREST MATURITY  AMOUNT        VALUE
CORPORATE BONDS -- 0.5%                                RATING     RATE      DATE      (000)      (NOTE 2)
                                                    ------------  -----   --------  ---------  --------------
LODGING -- 0.3%
  Santa Fe Hotel, Inc., First Mtge. Notes ........      Caa2      11.00%  12/15/00  $   2,750  $    2,667,500
                                                                                               --------------
TRANSPORTATION -- 0.2%
  Aircraft Funding, Sr. Sub. Notes, PIK ..........       NR       12.00%  07/15/00      1,074         901,764
  Trism, Inc., Sr. Sub. Notes (d).................       B2       10.75%  12/15/00      3,750         900,000
                                                                                               --------------
                                                                                                    1,801,764
                                                                                               --------------
TOTAL CORPORATE BONDS
  (cost $7,393,214)..........................................................................       4,469,264
                                                                                               --------------

COMMERCIAL PAPER -- 1.1%
  Keyspan Corp. ..................................                 6.50%  01/12/00   3,123(f)       3,117,925
  Market Street Fund Corp. .......................                 5.00%  01/06/00   5,000(f)       4,997,917
  Pfizer, Inc. ...................................                 5.75%  02/02/00     548(f)         545,374
                                                                                               --------------
TOTAL COMMERCIAL PAPER
  (cost $8,671,000)..........................................................................       8,661,216
                                                                                               --------------

TIME DEPOSIT -- 0.5%
  Banque Nationale De Paris ......................                 2.00%  01/03/00     629(f)         629,000
  Deutsche Bank ..................................                 5.00%  01/03/00   3,000(f)       3,000,000
                                                                                               --------------
TOTAL TIME DEPOSIT
  (cost $3,629,000)..........................................................................       3,629,000
                                                                                               --------------

REPURCHASE AGREEMENT -- 4.8%
  Joint Repurchase Agreement Account
    (cost $38,984,000; Note 5) ...................   2.88%  01/03/00     38,984      38,984,000
                                                                                 --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $58,677,214)...........................................................      55,743,480
                                                                                 --------------
TOTAL INVESTMENTS, BEFORE OUTSTANDING OPTIONS WRITTEN -- 99.6%
  (cost $883,301,482; Note 6)..................................................     798,481,985

OUTSTANDING CALL OPTIONS WRITTEN(A)                   CONTRACTS
                                                     -----------
  Jordan Telecommunications Products, Inc.,
    expiring 3/20/00 @$111.63 (premium received
    $68,000) .....................................            34            (3)
                                                                   -----------
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.4%...................     3,718,565
                                                                   -----------
TOTAL NET ASSETS -- 100.0%......................................   $802,200,547
                                                                   ===========

The following abbreviations are used in portfolio descriptions:
  LLC   Limited Liability Company
  L.P.  Limited Partnership
  NR    Not Rated by Moody's or Standard & Poors
  PIK   Payment in Kind Securities
  PLC   Public Limited Company

(a)  Non-income producing security.
(b) Indicates a restricted security; the aggregate cost of the restricted securities is $34,935,753. The aggregate value, $21,568,312 is approximately 2.7% of net assets.
(c) Indicates a fair valued security. The aggregate value, $242,275 is approximately .03% of net assets.
(d) Represents issuer in default on interest payments, non-income producing security.
(e) Portion of securities on loan with an aggregate market value of $12,073,216, cash collateral of $12,233,400 was received with which the portfolio purchased securities.
(f) Represents security purchased with cash collateral received for securities on loan.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B44

                             STOCK INDEX PORTFOLIO
DECEMBER 31, 1999

LONG-TERM INVESTMENTS -- 98.6%
                                                                       VALUE
COMMON STOCKS                                          SHARES        (NOTE 2)
                                                    -------------  --------------
AEROSPACE -- 1.3%
  Boeing Co. .....................................        360,036  $   14,963,996
  General Dynamics Corp. .........................         74,700       3,940,425
  Goodrich (B.F.) Co. ............................         38,600       1,061,500
  Honeywell International, Inc. ..................        295,250      17,032,234
  Lockheed Martin Corp. ..........................        148,298       3,244,019
  Northrop Grumman Corp. .........................         24,200       1,308,312
  Parker-Hannifin Corp. ..........................         41,225       2,115,358
  Raytheon Co. (Class "B" Stock) .................        123,018       3,267,666
  United Technologies Corp. ......................        177,300      11,524,500
                                                                   --------------
                                                                       58,458,010
                                                                   --------------
AIRLINES -- 0.2%
  AMR Corp. ......................................         64,800       4,341,600
  Delta Air Lines, Inc. ..........................         53,200       2,650,025
  Southwest Airlines Co. .........................        181,725       2,941,673
  US Airways Group, Inc.(a).......................         34,900       1,118,981
                                                                   --------------
                                                                       11,052,279
                                                                   --------------
APPAREL -- 0.1%
  Nike, Inc. (Class "B" Stock) ...................        104,300       5,169,369
  Reebok International Ltd. ......................         19,000         155,562
                                                                   --------------
                                                                        5,324,931
                                                                   --------------
AUTOS - CARS & TRUCKS -- 1.1%
  Cummins Engine Co., Inc. .......................         14,400         695,700
  Dana Corp. .....................................         63,594       1,903,845
  Ford Motor Co. .................................        448,000      23,940,000
  General Motors Corp. ...........................        242,100      17,597,644
  Genuine Parts Co. ..............................         65,925       1,635,764
  Johnson Controls, Inc. .........................         32,000       1,820,000
  Navistar International Corp.(a).................         23,900       1,132,262
  PACCAR, Inc. ...................................         29,160       1,292,152
  TRW, Inc. ......................................         46,300       2,404,706
                                                                   --------------
                                                                       52,422,073
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 4.8%
  AmSouth Bancorporation .........................        134,900       2,605,256
  Banc One Corp. .................................        437,445      14,025,580
  Bank of New York Co., Inc. .....................        282,300      11,292,000
  BankAmerica Corp. ..............................        646,444      32,443,408
  BB&T Corp. .....................................        114,300       3,128,962
  Chase Manhattan Corp. ..........................        314,494      24,432,253
  Comerica, Inc. .................................         58,450       2,728,884
  First Union Corp. ..............................        362,978      11,910,216
  Firstar Corp. ..................................        377,160       7,967,505
  Fleet Boston Financial Corp. ...................        339,488      11,818,426
  Golden West Financial Corp. ....................         66,900       2,241,150
  Huntington Bancshares, Inc. ....................         85,250       2,035,344
  KeyCorp ........................................        169,700       3,754,612
  Mellon Financial Corp. .........................        193,800       6,601,312
  Morgan (J.P.) & Co., Inc. ......................         65,650       8,312,931
  National City Corp. ............................        242,400       5,741,850
  Northern Trust Corp. ...........................         82,000       4,346,000
  Old Kent Financial Corp. .......................         25,000         884,375
  PNC Bank Corp. .................................        113,300       5,041,850
  Providian Financial Corp. ......................         52,550       4,785,334
  Regions Financial Corp. ........................         83,100       2,087,887
  Republic New York Corp. ........................         39,100       2,815,200
  SouthTrust Corp. ...............................         59,400       2,246,062
  Summit Bancorp .................................         63,900       1,956,937
  Suntrust Banks, Inc. ...........................        120,800       8,312,550
  Synovus Financial Corp. ........................         97,500       1,937,812
  U.S. Bancorp ...................................        268,926       6,403,800
                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
  Union Planters Corp. ...........................         53,200       2,098,075
  Wachovia Corp. .................................         74,200  $    5,045,600
  Wells Fargo & Co. ..............................        613,760      24,818,920
                                                                   --------------
                                                                      223,820,091
                                                                   --------------
BUSINESS SERVICES -- 0.2%
  Equifax, Inc. ..................................         52,300       1,232,319
  Omnicom Group, Inc. ............................         67,400       6,740,000
                                                                   --------------
                                                                        7,972,319
                                                                   --------------
CHEMICALS -- 1.4%
  Air Products & Chemicals, Inc. .................         85,300       2,862,881
  Dow Chemical Co. ...............................         82,300      10,997,337
  Du Pont (E.I.) de Nemours & Co. ................        396,091      26,092,495
  Eastman Chemical Co. ...........................         27,600       1,316,175
  Engelhard Corp. ................................         49,875         941,391
  FMC Corp.(a)....................................         12,300         704,944
  Grace (W.R.) & Co(a)............................         24,400         338,550
  Great Lakes Chemical Corp. .....................         20,600         786,662
  Hercules, Inc. .................................         37,400       1,042,525
  Monsanto Co. ...................................        235,400       8,386,125
  Praxair, Inc. ..................................         59,100       2,973,469
  Rohm & Haas Co. ................................         84,100       3,421,819
  Sigma-Aldrich Corp. ............................         38,000       1,142,375
  Union Carbide Corp. ............................         50,600       3,377,550
                                                                   --------------
                                                                       64,384,298
                                                                   --------------
COMMERCIAL SERVICES -- 0.2%
  Cendant Corp.(a)................................        287,618       7,639,853
  Deluxe Corp. ...................................         29,000         795,687
  Quintiles Transnational Corp.(a)................         25,000         467,187
                                                                   --------------
                                                                        8,902,727
                                                                   --------------
COMPUTERS -- 5.4%
  Apple Computer, Inc.(a).........................         60,600       6,230,437
  Compaq Computer Corp. ..........................        629,069      17,024,180
  Dell Computer Corp.(a)..........................        947,200      48,307,200
  Gateway, Inc.(a)................................        114,800       8,272,775
  Hewlett-Packard Co. ............................        378,000      43,068,375
  International Business Machines Corp. ..........        676,100      73,018,800
  Networking Appliance, Inc.(a)...................         53,800       4,468,762
  Seagate Technology, Inc.(a).....................         88,100       4,102,156
  Sun Microsystems, Inc.(a).......................        575,400      44,557,537
                                                                   --------------
                                                                      249,050,222
                                                                   --------------
COMPUTER SERVICES -- 14.2%
  3Com Corp. .....................................        137,900       6,481,300
  Adaptec, Inc.(a)................................         33,000       1,645,875
  Adobe Systems, Inc. ............................         47,200       3,174,200
  America Online, Inc.(a).........................        826,600      62,356,637
  Autodesk, Inc. .................................         19,800         668,250
  Automatic Data Processing, Inc. ................        232,900      12,547,487
  BMC Software, Inc.(a)...........................         90,300       7,218,356
  Cabletron Systems, Inc.(a)......................         63,500       1,651,000
  Ceridian Corp.(a)...............................         53,200       1,147,125
  Cisco Systems, Inc.(a)..........................      1,212,800     129,921,200
  Citrix Systems, Inc. ...........................         29,000       3,567,000
  Computer Associates International, Inc. ........        201,543      14,095,414
  Computer Sciences Corp.(a)......................         59,700       5,649,112
  Compuware Corp.(a)..............................        133,600       4,976,600
  Comverse Technology, Inc.(a)....................         24,800       3,589,800
  Electronic Data Systems Corp. ..................        182,400      12,209,400
  EMC Corp.(a)....................................        383,787      41,928,730
  First Data Corp. ...............................        160,900       7,934,381

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B45

DECEMBER 31, 1999

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
  Microsoft Corp. ................................      1,917,500  $  223,868,125
  Novell, Inc.(a).................................        126,100       5,036,119
  Oracle Corp.(a).................................        535,830      60,046,449
  Parametric Technology Corp.(a)..................         97,000       2,625,062
  Peoplesoft, Inc.(a).............................         86,000       1,838,250
  Silicon Graphics, Inc.(a).......................         67,800         665,287
  Unisys Corp.(a).................................        111,000       3,545,062
  Yahoo!, Inc.(a).................................         96,200      41,624,537
                                                                   --------------
                                                                      660,010,758
                                                                   --------------
CONSTRUCTION -- 0.1%
  Centex Corp. ...................................         21,600         533,250
  Fluor Corp. ....................................         28,300       1,298,263
  Foster Wheeler Corp. ...........................         18,300         162,413
  Pulte Corp. ....................................         14,500         326,250
  Vulcan Materials Co. ...........................         40,800       1,629,450
                                                                   --------------
                                                                        3,949,626
                                                                   --------------
CONTAINERS -- 0.1%
  Ball Corp. .....................................         10,900         429,187
  Bemis Co., Inc. ................................         18,100         631,237
  Crown Cork & Seal Co., Inc. ....................         44,200         988,975
  Owens-Illinois, Inc.(a).........................         59,700       1,496,231
  Pactiv Corp.(a).................................         58,900         625,812
  Sealed Air Corp.(a).............................         32,910       1,705,149
                                                                   --------------
                                                                        5,876,591
                                                                   --------------
COSMETICS & SOAPS -- 1.9%
  Alberto Culver Co. (Class "B" Stock) ...........         19,100         493,019
  Avon Products, Inc. ............................         96,000       3,168,000
  Colgate-Palmolive Co. ..........................        218,800      14,222,000
  Gillette Co. ...................................        412,600      16,993,962
  International Flavors & Fragrances, Inc. .......         39,400       1,487,350
  Procter & Gamble Co. ...........................        494,904      54,222,919
                                                                   --------------
                                                                       90,587,250
                                                                   --------------
DIVERSIFIED CONSUMER PRODUCTS -- 0.6%
  Eastman Kodak Co. ..............................        120,900       8,009,625
  Philip Morris Co., Inc. ........................        895,600      20,766,725
                                                                   --------------
                                                                       28,776,350
                                                                   --------------
DIVERSIFIED OFFICE EQUIPMENT -- 0.4%
  Avery Dennison Corp. ...........................         43,900       3,199,212
  Lexmark International Group, Inc.(a)............         48,414       4,381,467
  Pitney Bowes, Inc. .............................        100,900       4,874,731
  Xerox Corp. ....................................        245,792       5,576,406
                                                                   --------------
                                                                       18,031,816
                                                                   --------------
DIVERSIFIED OPERATIONS -- 4.1%
  Fortune Brands, Inc. ...........................         64,300       2,125,919
  General Electric Capital Corp. .................      1,222,200     189,135,450
                                                                   --------------
                                                                      191,261,369
                                                                   --------------
DRUGS AND MEDICAL SUPPLIES -- 8.6%
  Abbott Laboratories ............................        567,500      20,607,344
  Allergan, Inc. .................................         50,600       2,517,350
  ALZA Corp.(a)...................................         35,700       1,236,112
  American Home Products Corp. ...................        488,600      19,269,162
  Amgen, Inc.(a)..................................        381,000      22,883,812
  Bard (C.R.), Inc. ..............................         19,000       1,007,000
  Bausch & Lomb, Inc. ............................         20,100       1,375,594
  Baxter International, Inc. .....................        109,500       6,877,969
  Becton, Dickinson & Co. ........................         93,100       2,490,425
  Biomet, Inc. ...................................         42,100  $    1,684,000
                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
  Boston Scientific Corp.(a)......................        151,800       3,320,625
  Bristol-Myers Squibb Co. .......................        742,560      47,663,070
  Cardinal Health, Inc. ..........................        100,450       4,809,044
  Guidant Corp.(a)................................        113,100       5,315,700
  Johnson & Johnson ..............................        511,400      47,624,125
  Lilly (Eli) & Co. ..............................        408,500      27,165,250
  Mallinckrodt, Inc. .............................         25,800         820,762
  Medtronic, Inc. ................................        436,000      15,886,750
  Merck & Co., Inc. ..............................        876,900      58,807,106
  Pfizer, Inc. ...................................      1,444,000      46,839,750
  Pharmacia & Upjohn, Inc. .......................        188,825       8,497,125
  Schering-Plough Corp. ..........................        546,800      23,068,125
  St. Jude Medical, Inc. .........................         30,300         929,831
  Warner-Lambert Co. .............................        318,600      26,105,287
  Watson Pharmaceuticals, Inc.(a).................         35,000       1,253,437
                                                                   --------------
                                                                      398,054,755
                                                                   --------------
ELECTRONICS -- 4.5%
  Advanced Micro Devices, Inc.(a).................         54,100       1,565,519
  Analog Devices, Inc.(a).........................         62,800       5,840,400
  Applied Materials, Inc.(a)......................        139,800      17,710,912
  Emerson Electric Co.(a).........................        161,400       9,260,325
  Grainger (W.W.), Inc. ..........................         33,400       1,596,937
  Intel Corp. ....................................      1,238,700     101,960,494
  KLA-Tencor Corp.(a).............................         33,700       3,753,337
  LSI Logic Corp.(a)..............................         55,400       3,739,500
  Micron Technology, Inc.(a)......................         93,600       7,277,400
  Molex, Inc. ....................................         48,000       2,721,000
  National Semiconductor Corp.(a).................         62,000       2,654,375
  Perkin Elmer, Inc. .............................         18,000         750,375
  Rockwell International Corp. ...................         71,900       3,442,212
  Solectron Corp.(a)..............................        101,900       9,693,237
  Tektronix, Inc. ................................         17,500         680,312
  Teradyne, Inc., (United States)(a)..............         61,000       4,026,000
  Texas Instruments, Inc. ........................        294,100      28,490,937
  Thomas & Betts Corp. ...........................         19,800         631,125
  Xilinx Inc.(a)..................................        110,600       5,028,844
                                                                   --------------
                                                                      210,823,241
                                                                   --------------
FINANCIAL SERVICES -- 5.5%
  American Express Co. ...........................        167,300      27,813,625
  Associates First Capital Corp. .................        274,266       7,525,173
  Bear Stearns Companies, Inc. ...................         44,210       1,889,978
  Block (H.R.), Inc. .............................         36,700       1,605,625
  Capital One Financial Corp. ....................         74,400       3,585,150
  Citigroup, Inc. ................................      1,262,113      70,126,154
  Countrywide Credit Industries, Inc. ............         40,800       1,030,200
  Dun & Bradstreet Corp. .........................         62,360       1,839,620
  Federal Home Loan Mortgage Corp. ...............        260,400      12,255,075
  Federal National Mortgage Association ..........        381,900      23,844,881
  Fifth Third Bancorp ............................        106,600       7,821,775
  Franklin Resource, Inc. ........................         92,400       2,962,575
  Household International, Inc. ..................        180,458       6,722,061
  Lehman Brothers Holdings, Inc. .................         43,700       3,700,844
  MBNA Corp. .....................................        296,768       8,086,928
  Merrill Lynch & Co., Inc. ......................        139,300      11,631,550
  Morgan Stanley Dean Witter & Co. ...............        210,605      30,063,864
  PaineWebber Group, Inc. ........................         54,000       2,095,875
  Paychex, Inc. ..................................         91,500       3,660,000
  Price (T. Rowe) Associates, Inc. ...............         36,000       1,329,750
  Schwab (Charles) Corp. .........................        307,900  $   11,815,663
  SLM Holding Corp. ..............................         59,600       2,518,100

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B46

DECEMBER 31, 1999

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
  State Street Corp. .............................         58,800       4,296,075
  Washington Mutual, Inc. ........................        220,348       5,729,048
                                                                   --------------
                                                                      253,949,589
                                                                   --------------
FOOD & BEVERAGE -- 3.6%
  Anheuser-Busch Companies, Inc. .................        177,300      12,566,138
  Archer-Daniels-Midland Co. .....................        225,931       2,753,534
  Bestfoods ......................................        104,800       5,508,550
  Brown-Forman Corp. (Class "B" Stock) ...........         27,600       1,580,100
  Campbell Soup Co. ..............................        164,100       6,348,619
  Coca-Cola Co. ..................................        922,200      53,718,150
  Coca Cola Enterprises, Inc. ....................        159,000       3,199,875
  ConAgra, Inc. ..................................        179,100       4,040,944
  Coors (Adolph) Co. (Class "B" Stock) ...........         12,800         672,000
  General Mills, Inc. ............................        113,800       4,068,350
  Heinz (H.J.) & Co. .............................        132,350       5,269,184
  Hershey Foods Corp. ............................         54,100       2,569,750
  Kellogg Co. ....................................        148,900       4,587,981
  Nabisco Group Holdings Corp. ...................        119,900       1,273,938
  PepsiCo, Inc. ..................................        549,000      19,352,250
  Quaker Oats Co. ................................         51,100       3,353,438
  Ralston-Ralston Purina Group ...................        123,620       3,445,908
  Sara Lee Corp. .................................        337,400       7,443,888
  Seagram Co., Ltd. ..............................        158,000       7,100,125
  Sysco Corp. ....................................        121,500       4,806,844
  Unilever N.V., ADR, (United Kingdom) ...........        213,032      11,596,930
  Wrigley (William) Jr. Co. ......................         42,600       3,533,138
                                                                   --------------
                                                                      168,789,634
                                                                   --------------
FOREST PRODUCTS -- 0.7%
  Boise Cascade Corp. ............................         19,886         805,383
  Champion International Corp. ...................         35,000       2,167,812
  Fort James Corp. ...............................         81,000       2,217,375
  Georgia-Pacific Corp. ..........................         66,800       3,390,100
  International Paper Co. ........................        155,212       8,759,777
  Louisiana-Pacific Corp. ........................         38,900         554,325
  Mead Corp. .....................................         37,400       1,624,562
  Potlatch Corp. .................................         10,000         446,250
  Temple-Inland, Inc. ............................         20,000       1,318,750
  Westvaco Corp. .................................         35,700       1,164,712
  Weyerhaeuser Co. ...............................         87,100       6,254,869
  Willamette Industries, Inc. ....................         44,200       2,052,537
                                                                   --------------
                                                                       30,756,452
                                                                   --------------
GAS PIPELINES -- 0.2%
  Columbia Energy Group ..........................         30,250       1,913,312
  Consolidated Natural Gas Co. ...................         37,000       2,402,687
  Peoples Energy Corp. ...........................         11,400         381,900
  Sempra Energy ..................................         89,104       1,548,182
  Williams Companies, Inc. .......................        162,300       4,960,294
                                                                   --------------
                                                                       11,206,375
                                                                   --------------
HOSPITALS/ HOSPITAL MANAGEMENT -- 0.4%
  Columbia/HCA Healthcare Corp. ..................        229,298       6,721,298
  HEALTHSOUTH Corp.(a)............................        154,500         830,437
  Humana, Inc.(a).................................         58,100         475,694
  IMS Health, Inc. ...............................        119,120       3,238,575
  Manor Care, Inc.(a).............................         40,850         653,600
  McKesson HBOC Inc. .............................        101,107       2,281,227
  Service Corp. International ....................        101,500  $      704,156
  Shared Medical Systems Corp. ...................          9,000         458,437
                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
  Tenet Healthcare Corp.(a).......................        111,100       2,610,850
  Wellpoint Health Networks Inc.(a)...............         25,100       1,655,031
                                                                   --------------
                                                                       19,629,305
                                                                   --------------
HOUSEHOLD PRODUCTS & PERSONAL CARE -- 0.4%
  Clorox Co. .....................................         89,600       4,513,600
  Kimberly-Clark Corp. ...........................        200,788      13,101,417
  Leggett & Platt, Inc. ..........................         64,000       1,372,000
                                                                   --------------
                                                                       18,987,017
                                                                   --------------
HOUSING RELATED -- 0.5%
  Armstrong World Industries, Inc. ...............         14,700         490,613
  Fleetwood Enterprises, Inc.(a)..................         12,600         259,875
  Huttig Building Products, Inc.(a)...............          5,694          28,114
  Kaufman & Broad Home Corp. .....................         16,166         391,015
  Lowe's Companies, Inc. .........................        143,000       8,544,250
  Masco Corp. ....................................        161,200       4,090,450
  Maytag Corp. ...................................         32,700       1,569,600
  Newell Rubbermaid Inc. .........................        107,049       3,104,421
  Owens Corning ..................................         21,100         407,494
  Stanley Works ..................................         32,300         973,038
  Tupperware Corp. ...............................         22,300         377,706
  Whirlpool Corp. ................................         27,300       1,776,206
                                                                   --------------
                                                                       22,012,782
                                                                   --------------
INSTRUMENT-CONTROLS -- 0.1%
  PE Corp-PE Biosystems Group. ...................         38,200       4,595,937
                                                                   --------------
INSURANCE -- 2.9%
  Aetna, Inc. ....................................         53,312       2,975,476
  Allstate Corp. .................................        298,688       7,168,512
  American General Corp. .........................         92,286       7,002,200
  American International Group, Inc. .............        575,743      62,252,212
  Aon Corp. ......................................         94,125       3,765,000
  Chubb Corp. ....................................         64,600       3,637,787
  CIGNA Corp. ....................................         76,400       6,154,975
  Cincinnati Financial Corp. .....................         62,500       1,949,219
  Conseco, Inc. ..................................        118,259       2,113,880
  Hartford Financial Services Group, Inc. ........         86,000       4,074,250
  Jefferson-Pilot Corp. ..........................         39,912       2,723,994
  Lincoln National Corp. .........................         75,600       3,024,000
  Loews Corp. ....................................         43,000       2,609,562
  Marsh & McLennan Companies, Inc. ...............         98,000       9,377,375
  MBIA, Inc. .....................................         36,300       1,917,094
  MGIC Investment Corp. ..........................         40,200       2,419,538
  Progressive Corp. ..............................         27,000       1,974,375
  SAFECO Corp. ...................................         48,300       1,201,463
  St. Paul Companies, Inc. .......................         86,410       2,910,937
  Torchmark Corp. ................................         51,000       1,482,188
  United Healthcare Corp. ........................         67,500       3,585,938
  UnumProvident Corp. ............................         86,656       2,778,408
                                                                   --------------
                                                                      137,098,383
                                                                   --------------
LEISURE -- 0.9%
  Brunswick Corp. ................................         33,400         743,150
  Carnival Corp. (Class "A" Stock) ...............        229,700      10,982,531
  Disney (Walt) Co. ..............................        765,601      22,393,829
  Harrah's Entertainment, Inc.(a).................         46,350       1,225,378
  Hilton Hotels Corp. ............................         95,800         922,075
  Marriott International, Inc. (Class "A"
    Stock) .......................................         93,200  $    2,941,625
  Mirage Resorts, Inc.(a).........................         70,900       1,085,656
                                                                   --------------
                                                                       40,294,244
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B47

DECEMBER 31, 1999

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
MACHINERY -- 0.6%
  Briggs & Stratton Corp. ........................          7,800         418,275
  Caterpillar, Inc. ..............................        134,300       6,320,494
  Cooper Industries, Inc. ........................         42,600       1,722,638
  Deere & Co. ....................................         85,200       3,695,550
  Delphi Automotive Systems Corp. ................        206,044       3,245,193
  Dover Corp. ....................................         80,100       3,634,538
  Eaton Corp. ....................................         27,600       2,004,450
  Ingersoll-Rand Co. .............................         62,750       3,455,172
  Milacron, Inc. .................................         12,600         193,725
  Snap-On, Inc. ..................................         22,800         605,625
  Timken Co. .....................................         21,500         439,406
                                                                   --------------
                                                                       25,735,066
                                                                   --------------
MANUFACTURING -- 0.7%
  Illinois Tool Works, Inc. ......................        106,900       7,222,431
  Tyco International Ltd. ........................        623,114      24,223,557
                                                                   --------------
                                                                       31,445,988
                                                                   --------------
MEDIA -- 3.2%
  CBS Corp.(a)....................................        285,236      18,237,277
  Clear Channel Communications, Inc.(a)...........        124,200      11,084,850
  Comcast Corp. (Special Class "A" Stock) ........        277,000      13,919,250
  Donnelley (R.R.) & Sons Co. ....................         49,500       1,228,219
  Dow Jones & Co., Inc. ..........................         36,000       2,448,000
  Gannett Co., Inc. ..............................        103,500       8,441,719
  Interpublic Group of Companies, Inc. ...........        107,900       6,224,481
  Knight-Ridder, Inc. ............................         31,100       1,850,450
  McGraw-Hill, Inc. ..............................         72,900       4,492,463
  Mediaone Group, Inc.(a).........................        226,300      17,382,669
  Meredith Corp. .................................         17,800         742,038
  New York Times Co. (Class "A" Stock) ...........         65,200       3,202,950
  Time Warner, Inc. ..............................        482,680      34,964,133
  Times Mirror Co. (Class "A" Stock) .............         30,600       2,050,200
  Tribune Co. ....................................         89,400       4,922,588
  Viacom, Inc. (Class "B" Stock)(a)...............        259,634      15,691,630
                                                                   --------------
                                                                      146,882,917
                                                                   --------------
METALS-FERROUS -- 0.1%
  Allegheny Technologies, Inc. ...................         34,940         783,966
  Bethlehem Steel Corp.(a)........................         47,300         396,138
  Nucor Corp. ....................................         34,100       1,869,106
  USX-U.S. Steel Group, Inc. .....................         31,540       1,040,820
  Worthington Industries, Inc. ...................         34,000         563,125
                                                                   --------------
                                                                        4,653,155
                                                                   --------------
METALS-NON FERROUS -- 0.4%
  Alcan Aluminum Ltd. ............................         83,350       3,432,978
  Alcoa, Inc. ....................................        138,100      11,462,300
  Inco Ltd.(a)....................................         67,200       1,579,200
  Reynolds Metals Co. ............................         25,600       1,961,600
                                                                   --------------
                                                                       18,436,078
                                                                   --------------
MINERAL RESOURCES -- 0.1%
  Burlington Resources, Inc. .....................         70,817  $    2,341,387
  Homestake Mining Co. ...........................         93,700         732,031
  Phelps Dodge Corp. .............................         27,528       1,847,817
                                                                   --------------
                                                                        4,921,235
                                                                   --------------
                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
MISCELLANEOUS - BASIC INDUSTRY -- 0.5%
  AES Corp.(a)....................................         75,200       5,621,200
  Crane Co. ......................................         25,625         509,297
  Danaher Corp. ..................................         51,400       2,480,050
  Ecolab, Inc. ...................................         48,000       1,878,000
  ITT Industries, Inc. ...........................         41,900       1,401,031
  Millipore Corp. ................................         16,200         625,725
  NACCO Industries, Inc. (Class "A" Stock) .......          3,300         183,356
  Pall Corp. .....................................         44,000         948,750
  PPG Industries, Inc. ...........................         65,800       4,116,613
  Textron, Inc. ..................................         59,400       4,555,238
  Thermo Electron Corp.(a)........................         57,000         855,000
                                                                   --------------
                                                                       23,174,260
                                                                   --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 0.6%
  American Greetings Corp. (Class "A" Stock) .....         24,800         585,900
  Black & Decker Corp. ...........................         32,900       1,719,025
  Corning, Inc. ..................................         88,700      11,436,756
  Jostens, Inc. ..................................         12,400         301,475
  Minnesota Mining & Manufacturing Co. ...........        151,100      14,788,913
  Polaroid Corp. .................................         15,400         289,713
                                                                   --------------
                                                                       29,121,782
                                                                   --------------
OIL & GAS -- 4.7%
  Amerada Hess Corp. .............................         35,800       2,031,650
  Anadarko Petroleum Corp. .......................         47,600       1,624,350
  Ashland, Inc. ..................................         26,600         876,138
  Atlantic Richfield Co. .........................        119,370      10,325,505
  Chevron Corp. ..................................        245,800      21,292,425
  Coastal Corp. ..................................         81,500       2,888,156
  Eastern Enterprises ............................          9,500         545,656
  Exxon Mobil Corp. ..............................      1,291,435     104,041,232
  Kerr-McGee Corp. ...............................         33,926       2,103,412
  NICOR, Inc. ....................................         16,200         526,500
  Phillips Petroleum Co. .........................         94,400       4,436,800
  Royal Dutch Petroleum Co. ......................        800,600      48,386,263
  Sunoco, Inc. ...................................         33,200         780,200
  Texaco, Inc. ...................................        204,982      11,133,085
  Union Pacific Resources Group, Inc. ............         90,056       1,148,214
  Unocal Corp. ...................................         90,600       3,040,763
  USX-Marathon Group .............................        116,500       2,876,094
                                                                   --------------
                                                                      218,056,443
                                                                   --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.1%
  Occidental Petroleum Corp. .....................        130,000       2,811,250
                                                                   --------------
OIL - EXPLORATION & PRODUCTION -- 0.1%
  Conoco, Inc (Class "B") ........................        233,957       5,819,680
                                                                   --------------
OIL & GAS SERVICES -- 0.9%
  Apache Corp. ...................................         42,100       1,555,069
  Baker Hughes, Inc. .............................        122,130       2,572,363
  El Paso Energy Corp. ...........................         80,900       3,139,931
  Enron Corp. ....................................        268,800      11,928,000
  Halliburton Co. ................................        164,100       6,605,025
  Helmerich & Payne, Inc. ........................         18,100         394,806
  McDermott International, Inc. ..................         20,700         187,594
  ONEOK, Inc. ....................................         13,000  $      326,625
  Rowan Companies, Inc.(a)........................         28,700         622,431
  Schlumberger Ltd. ..............................        207,300      11,660,625

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B48

DECEMBER 31, 1999

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
  Tosco Corp. ....................................         52,000       1,413,750
  Transocean Sedco Forex, Inc. ...................         40,133       1,351,990
                                                                   --------------
                                                                       41,758,209
                                                                   --------------
PRECIOUS METALS -- 0.1%
  Barrick Gold Corp. .............................        145,300       2,569,994
  Freeport-McMoRan Copper & Gold, Inc. (Class "B"
    Stock)(a).....................................         66,200       1,398,475
  Newmont Mining Corp. ...........................         61,503       1,506,824
  Placer Dome, Inc. ..............................        121,000       1,300,750
                                                                   --------------
                                                                        6,776,043
                                                                   --------------
RAILROADS -- 0.4%
  Burlington Northern Santa Fe Corp. .............        171,626       4,161,931
  CSX Corp. ......................................         80,612       2,529,202
  Kansas City Southern Industries, Inc. ..........         41,600       3,104,400
  Norfolk Southern Corp. .........................        141,300       2,896,650
  Union Pacific Corp. ............................         92,100       4,017,863
                                                                   --------------
                                                                       16,710,046
                                                                   --------------
RESTAURANTS -- 0.5%
  Darden Restaurants, Inc. .......................         50,300         911,688
  McDonald's Corp. ...............................        507,100      20,442,469
  Tricon Global Restaurants, Inc.(a)..............         56,650       2,188,106
  Wendy's International, Inc. ....................         44,800         924,000
                                                                   --------------
                                                                       24,466,263
                                                                   --------------
RETAIL -- 8.0%
  Albertson's, Inc. ..............................        156,644       5,051,769
  AutoZone, Inc.(a)...............................         51,900       1,677,019
  Bed Bath & Beyond, Inc.(a)......................         49,000       1,702,750
  Bell Atlantic Corp. ............................        581,390      35,791,822
  BellSouth Corp. ................................        708,100      33,147,931
  Best Buy Co., Inc.(a)...........................         75,000       3,764,063
  Circuit City Stores, Inc. ......................         75,200       3,388,700
  Consolidated Stores Corp.(a)....................         40,200         653,250
  Costco Wholesale Corp.(a).......................         83,266       7,598,023
  CVS Corp. ......................................        145,800       5,822,888
  Dayton-Hudson Corp. ............................        166,284      12,211,481
  Dillard's, Inc. ................................         37,750         762,078
  Dollar General Corporation .....................         82,843       1,884,678
  Federated Department Stores, Inc.(a)............         76,500       3,868,031
  Great Atlantic & Pacific Tea Co., Inc. .........         12,400         345,650
  Harcourt General, Inc. .........................         27,006       1,086,992
  Home Depot, Inc. ...............................        848,619      58,183,440
  IKON Office Solutions, Inc. ....................         52,476         357,493
  J.C. Penney Co., Inc. ..........................        100,500       2,003,719
  Kmart Corp.(a)..................................        181,400       1,825,338
  Kohl's Corp.(a).................................         60,800       4,389,000
  Kroger Co.(a)...................................        308,000       5,813,500
  Liz Claiborne, Inc. ............................         23,400         880,425
  Longs Drug Stores, Inc. ........................         13,700         353,631
  May Department Stores Co. ......................        127,200       4,102,200
  Nordstrom, Inc. ................................         52,300       1,369,606
  Office Depot, Inc.(a)...........................        139,000       1,520,313
  Pep Boys - Manny, Moe & Jack ...................         19,656         179,361
  Rite Aid Corp. .................................         94,600       1,058,338
  Safeway, Inc.(a)................................        188,600       6,707,088
  Sears, Roebuck & Co. ...........................        140,200       4,267,338
  Sherwin-Williams Co. ...........................         64,700  $    1,358,700
  Staples, Inc.(a)................................        171,200       3,552,400
  Supervalu, Inc. ................................         46,800         936,000
  Tandy Corp. ....................................         74,860       3,682,176
                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
  The Gap, Inc. ..................................        316,987      14,581,402
  The Limited, Inc. ..............................         82,048       3,553,704
  TJX Companies, Inc. ............................        116,400       2,378,925
  Toys 'R' Us, Inc.(a)............................         98,450       1,409,066
  Wal-Mart Stores, Inc. ..........................      1,661,200     114,830,450
  Walgreen Co. ...................................        373,000      10,910,250
  Winn-Dixie Stores, Inc. ........................         54,900       1,314,169
                                                                   --------------
                                                                      370,275,157
                                                                   --------------
RUBBER -- 0.0%
  Cooper Tire & Rubber Co. .......................         28,800         448,200
  Goodyear Tire & Rubber Co. .....................         58,000       1,634,875
                                                                   --------------
                                                                        2,083,075
                                                                   --------------
TELECOMMUNICATIONS -- 11.5%
  ADC Telecommunications, Inc.(a).................         56,700       4,114,294
  AFLAC Inc. .....................................        102,000       4,813,125
  Alltel Corp. ...................................        114,000       9,426,375
  Andrew Corp.(a).................................         29,112         551,309
  AT&T Corp. .....................................      1,192,521      60,520,441
  CenturyTel, Inc. ...............................         51,200       2,425,600
  General Instrument Corp.(a).....................         66,200       5,627,000
  Global Crossing Ltd.(a).........................        284,105      14,205,250
  GTE Corp. ......................................        365,020      25,756,724
  Lucent Technologies, Inc. ......................      1,159,805      86,767,912
  MCI Worldcom, Inc.(a)...........................      1,049,958      55,713,396
  Motorola, Inc. .................................        226,800      33,396,300
  Nextel Communications, Inc. (Class "A"
    Stock)(a).....................................        132,300      13,643,438
  Nortel Networks Corp. ..........................        494,940      49,988,940
  Qualcomm Inc(a).................................        242,400      42,723,000
  SBC Communications, Inc. .......................      1,273,877      62,101,504
  Scientific-Atlanta, Inc. .......................         27,200       1,513,000
  Sprint Corp. ...................................        327,700      22,058,306
  Sprint Corp. (PCS Group)(a).....................        163,450      16,753,625
  Tellabs, Inc.(a)................................        147,700       9,480,494
  US West, Inc. ..................................        186,922      13,458,384
                                                                   --------------
                                                                      535,038,417
                                                                   --------------
TEXTILES -- 0.0%
  National Service Industries, Inc. ..............         14,700         433,650
  Russell Corp. ..................................         12,700         212,725
  Springs Industries, Inc. .......................          8,700         347,456
  VF Corp. .......................................         42,836       1,285,080
                                                                   --------------
                                                                        2,278,911
                                                                   --------------
TOBACCO -- 0.0%
  UST, Inc. ......................................         66,100       1,664,894
                                                                   --------------
TOYS -- 0.1%
  Hasbro, Inc. ...................................         73,550       1,402,047
  Mattel, Inc. ...................................        152,381       2,000,001
                                                                   --------------
                                                                        3,402,048
                                                                   --------------
TRUCKING/SHIPPING -- 0.1%
  Federal Express Corp.(a)........................        106,640       4,365,575
  Ryder System, Inc. .............................         25,800         630,488
                                                                   --------------
                                                                        4,996,063
                                                                   --------------
UTILITIES - ELECTRICAL & GAS -- 0.0%
  Florida Progress Corp. .........................         36,000       1,523,250
                                                                   --------------
UTILITY - ELECTRIC -- 1.4%
  Ameren Corp. ...................................         53,900  $    1,765,225
  American Electric Power Co., Inc. ..............         72,500       2,329,063
  Carolina Power & Light Co. .....................         59,900       1,823,206
  Central & South West Corp. .....................         77,400       1,548,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B49

DECEMBER 31, 1999

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
  CINergy Corp. ..................................         58,739       1,417,078
  CMS Energy Corp. ...............................         43,100       1,344,181
  Consolidated Edison, Inc. ......................         87,200       3,008,400
  Constellation Energy Group .....................         53,550       1,552,950
  Dominion Resources, Inc. .......................         71,950       2,824,038
  DTE Energy Co. .................................         53,600       1,681,700
  Duke Energy Corp. ..............................        136,531       6,843,616
  Edison International ...........................        129,800       3,399,138
  Entergy Corp. ..................................         90,300       2,325,225
  FirstEnergy Corp.(a)............................         87,200       1,978,350
  FPL Group, Inc. ................................         68,100       2,915,531
  GPU, Inc. ......................................         46,200       1,383,113
  New Century Energies, Inc. .....................         40,900       1,242,338
  Niagara Mohawk Holdings Inc.(a).................         64,600         900,363
  Northern States Power Co. ......................         53,900       1,051,050
  Pacific Gas & Electric, Co. ....................        140,000       2,870,000
  PECO Energy Co. ................................         80,500       2,797,375
  Pinnacle West Capital Corp. ....................         29,000         886,313
  PP&L Resources, Inc. ...........................         57,000       1,303,875
  Public Service Enterprise Group, Inc. ..........         80,400       2,798,925
  Reliant Energy, Inc. ...........................        107,410       2,457,004
  Southern Co. ...................................        259,400       6,095,900
  Texas Utilities Co. ............................        103,506       3,680,932
  Unicom Corp. ...................................         79,100       2,649,850
                                                                   --------------
                                                                       66,872,739
                                                                   --------------
WASTE MANAGEMENT -- 0.1%
  Allied Waste Industries, Inc.(a)................         68,000         599,250
  Waste Management, Inc. .........................        230,230       3,957,078
                                                                   --------------
                                                                        4,556,328
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $2,278,861,725)..........................................   4,589,537,721
                                                                   --------------
                                                      PRINCIPAL
SHORT-TERM                                             AMOUNT          VALUE
INVESTMENTS -- 1.4%                                     (000)        (NOTE 2)
                                                    -------------  --------------
REPURCHASE AGREEMENT -- 1.3%
  Joint Repurchase Agreement Account,
    2.875%, 01/03/00 (Note 5) ....................  $      60,195  $   60,195,000
                                                                   --------------
U.S. GOVERNMENT OBLIGATION -- .1%
  United States Treasury Bill,
    5.196%, 03/16/00(b)...........................          6,500       6,430,134
                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $66,624,638).............................................      66,625,134
                                                                   --------------
TOTAL INVESTMENTS -- 100.0%
  (cost $2,345,486,363; Note 6)                                     4,656,162,855
VARIATION MARGIN ON OPEN FUTURES
  CONTRACTS(C)...................................................         145,000
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.0%)...............................................      (1,290,335)
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $4,655,017,520
                                                                   ==============

The following abbreviations are used in portfolio descriptions:
  ADR   American Depository Receipt

(a)  Non-income producing security.

(b)  Security segregated as collateral for futures contracts.

(c)  Open futures contracts as of December 31, 1999 are as follows:

                                                                     VALUE AT
      NUMBER OF                           EXPIRATION  VALUE AT     DECEMBER 31,
      CONTRACTS              TYPE           DATE    TRADE DATE         1999        APPRECIATION
         171           S&P 500 Index       Mar 00   $61,025,287    $63,449,550     $2,424,263

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B50

                            EQUITY INCOME PORTFOLIO
DECEMBER 31, 1999

LONG-TERM INVESTMENTS -- 98.0%
                                                                       VALUE
COMMON STOCKS -- 92.6%                                 SHARES        (NOTE 2)
                                                    -------------  --------------
AIRLINES -- 3.5%
  AMR Corp.(a)....................................        956,200  $   64,065,400
  US Airways Group, Inc. .........................        233,000       7,470,562
                                                                   --------------
                                                                       71,535,962
                                                                   --------------
AUTOS - CARS & TRUCKS -- 3.3%
  Delphi Automotive Systems Corp. ................        459,895       7,243,346
  Ford Motor Co. .................................        382,900      20,461,219
  General Motors Corp. ...........................        527,300      38,328,119
                                                                   --------------
                                                                       66,032,684
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 0.5%
  Hanvit Bank, GDR, (South Korea) ................      1,521,900       9,702,112
                                                                   --------------
CHEMICALS -- 6.4%
  Dow Chemical Co. ...............................        800,000     106,900,000
  Lyondell Chemical Co. ..........................        518,100       6,605,775
  Millennium Chemicals, Inc. .....................        849,698      16,781,535
                                                                   --------------
                                                                      130,287,310
                                                                   --------------
CONTAINERS -- 0.1%
  Pactiv Corp.(a).................................        234,500       2,491,562
                                                                   --------------
DIVERSIFIED CONSUMER PRODUCTS -- 2.0%
  Eastman Kodak Co. ..............................        224,400      14,866,500
  Gibson Greetings, Inc.(a).......................        509,100       4,565,991
  Philip Morris Co., Inc. ........................        944,100      21,891,319
                                                                   --------------
                                                                       41,323,810
                                                                   --------------
DIVERSIFIED OPERATIONS -- 0.6%
  Tomkins PLC, ADR, (United Kingdom) .............        819,700(b)     12,039,344
                                                                   --------------
ELECTRONICS -- 0.3%
  Esterline Technologies Corp.(a).................        567,900       6,566,344
                                                                   --------------
FINANCIAL SERVICES -- 12.0%
  A.G. Edwards, Inc. .............................        326,000      10,452,375
  Bear Stearns Companies, Inc. ...................      1,054,134      45,064,228
  Lehman Brothers Holdings, Inc. .................      1,611,700     136,490,844
  PaineWebber Group, Inc. ........................      1,307,400      50,743,462
                                                                   --------------
                                                                      242,750,909
                                                                   --------------
FOOD & BEVERAGE -- 1.4%
  Nabisco Group Holdings Corp. ...................      2,603,280      27,659,850
                                                                   --------------
FOREST PRODUCTS -- 6.0%
  Georgia-Pacific Corp. ..........................        794,600      40,325,950
  Longview Fibre Co. .............................      1,358,900      19,364,325
  Louisiana-Pacific Corp. ........................      1,324,700      18,876,975
  Potlatch Corp. .................................        211,400       9,433,725
  Rayonier, Inc. .................................        408,600      19,740,487
  Weyerhaeuser Co. ...............................        202,000      14,506,125
                                                                   --------------
                                                                      122,247,587
                                                                   --------------
GAS DISTRIBUTION -- 0.4%
  TransCanada Pipelines, Ltd. ....................        980,444(b)      8,578,885
                                                                   --------------
HOSPITALS/ HOSPITAL MANAGEMENT -- 4.1%
  Columbia/HCA Healthcare Corp. ..................      1,239,100      36,321,119
  Humana Inc.(a)..................................      1,547,700      12,671,794
  Lifepoint Hospitals, Inc.(a)....................         56,984         673,124
  PhyCor, Inc.(a).................................      2,019,600       3,786,750
  Tenet Healthcare Corp.(a).......................      1,221,200      28,698,200
  Triad Hospitals, Inc.(a)........................         56,984         861,883
                                                                   --------------
                                                                       83,012,870
                                                                   --------------
                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
HOUSING RELATED -- 5.8%
  Hanson, PLC, ADR, (United Kingdom) .............      2,056,950      83,177,916
  Kaufman & Broad Home Corp. .....................        708,300      17,132,006
  Ryland Group, Inc. .............................        725,000      16,720,313
                                                                   --------------
                                                                      117,030,235
                                                                   --------------
HOUSING RELATED (CONT'D.)
INSURANCE -- 2.0%
  Marsh & McLennan Companies, Inc. ...............        121,700  $   11,645,169
  Ohio Casualty Corp. ............................        782,400(b)     12,567,300
  SAFECO Corp. ...................................        409,400      10,183,825
  Selective Insurance Group, Inc. ................        409,600       7,040,000
                                                                   --------------
                                                                       41,436,294
                                                                   --------------
MACHINERY -- 3.0%
  Cascade Corp. ..................................         14,700         135,056
  Commerical Intertech Corp. .....................        179,900       2,293,725
  Flowserve Corp. ................................      1,165,500      19,813,500
  Graco Inc. .....................................        200,000       7,175,000
  Regal-Beloit Corp. .............................        150,000       3,093,750
  Snap-On, Inc. ..................................        596,000      15,831,250
  United Dominion Industries, Ltd. ...............        600,000      11,962,500
                                                                   --------------
                                                                       60,304,781
                                                                   --------------
METALS-FERROUS -- 4.4%
  AK Steel Holding Corp. .........................        951,100      17,952,013
  USX-U.S. Steel Group ...........................      2,168,100      71,547,300
                                                                   --------------
                                                                       89,499,313
                                                                   --------------
METALS-NON FERROUS -- 12.5%
  ALCOA, Inc. ....................................      2,034,600     168,871,800
  Reynolds Metals Co. ............................      1,094,786      83,887,977
                                                                   --------------
                                                                      252,759,777
                                                                   --------------
OIL & GAS -- 3.6%
  Noble Affiliates, Inc. .........................        735,800      15,773,713
  Pioneer Natural Resources Co. ..................      2,631,817      23,521,864
  Total Fina SA, (Class "B" Stock), ADR,
    (France) .....................................        406,144      28,125,472
  USX-Marathon Group .............................        237,500       5,863,281
                                                                   --------------
                                                                       73,284,330
                                                                   --------------
OIL & GAS EXPLORATION/PRODUCTION -- 1.2%
  Crestar Energy, Inc., ADR, (Canada)(a)..........        206,000       2,830,806
  Occidental Petroleum Corp. .....................      1,030,000      22,273,750
                                                                   --------------
                                                                       25,104,556
                                                                   --------------
OIL & GAS SERVICES -- 2.0%
  McDermott International, Inc. ..................      2,994,100      27,134,031
  Pennzoil-Quaker State Co. ......................      1,196,208      12,186,369
                                                                   --------------
                                                                       39,320,400
                                                                   --------------
PRECIOUS METALS -- 0.8%
  Stillwater Mining Co.(a)........................        501,000      15,969,375
                                                                   --------------
REAL ESTATE DEVELOPMENT -- 10.9%
  Capital Automotive .............................        595,800       7,261,313
  Center Trust, Inc. .............................        432,600       4,190,813
  Crescent Real Estate Equities Co. ..............      2,796,500      51,385,688
  Crown American Realty Trust ....................      1,140,100       6,270,550
  Equity Office Properties Trust .................        560,678      13,806,696
  Equity Residential Properties Trust ............      1,619,900      69,149,481
  Gables Residential Trust .......................        430,100      10,322,400
  Glimcher Realty Trust ..........................        527,900       6,796,713
  Manufactured Home Communities, Inc. ............        421,900      10,257,444
  Vornado Realty Trust ...........................      1,272,400      41,353,000
                                                                   --------------
                                                                      220,794,098
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B51

DECEMBER 31, 1999

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
RETAIL -- 2.3%
  Heilig-Meyers Co. ..............................      2,055,200       5,651,800
  The Limited, Inc. ..............................        830,916      35,989,049
  Toys 'R' Us, Inc.(a)............................        358,800       5,135,325
                                                                   --------------
                                                                       46,776,174
                                                                   --------------
RETAIL (CONT'D.)
TELECOMMUNICATIONS -- 1.2%
  Telefonos de Mexico SA (Class "L" Stock), ADR,
    (Mexico) .....................................        213,600(b) $   24,030,000
                                                                   --------------
TEXTILES -- 0.7%
  Kellwood Co. ...................................        745,200      14,484,825
                                                                   --------------
TOBACCO -- 0.8%
  R.J. Reynolds Tobacco Holdings, Inc. ...........        867,760      15,294,270
                                                                   --------------
TRUCKING/SHIPPING -- 0.5%
  Yellow Corp.(a).................................        566,500       9,524,281
                                                                   --------------
UTILITY-ELECTRIC -- 0.3%
  Pacific Gas & Electric, Co. ....................        247,200       5,067,600
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $1,621,129,265)..........................................   1,874,909,538
                                                                   --------------

PREFERRED STOCKS -- 4.6%
METALS-FERROUS -- 0.7%
  Bethlehem Steel Corp. (Cum. Conv.), $3.50 ......        261,400       7,842,000
  Rouge Steel, 7.25% .............................        273,100       2,065,319
  USX Capital Trust (Cum. Conv.), 6.75% ..........        119,200       5,095,800
                                                                   --------------
                                                                       15,003,119
                                                                   --------------
METALS-NON FERROUS -- 0.1%
  Hecla Mining Co. (Cum. Conv.), 7.00%, Series
    B ............................................         61,800       1,475,475
                                                                   --------------
                                                                       VALUE
PREFERRED STOCKS (CONTINUED)                           SHARES        (NOTE 2)
                                                    -------------  --------------
REAL ESTATE DEVELOPMENT -- 0.5%
  Union Pacific Capital Trust, 6.25% .............        246,400      10,102,400
                                                                   --------------
RETAIL -- 1.3%
  Kmart Corp. (Cum. Conv.), 7.75% ................        629,300      27,531,875
                                                                   --------------
TELECOMMUNICATIONS -- 2.0%
  Telecomunicacoes Brasileiras SA, Series B, ADR,
    (Brazil) .....................................        309,900(b)     39,822,150
                                                                   --------------
TOTAL PREFERRED STOCKS
  (cost $105,218,668)............................................      93,935,019
                                                                   --------------

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT
CONVERTIBLE BONDS -- 0.8%                           (UNAUDITED)     (000)
                                                    ------------  ---------
OIL & GAS SERVICES -- 0.2%
  Baker Hughes, Inc.,
    Zero Coupon, 05/05/08 ........................       A2       $   6,000       4,176,120
                                                                             --------------
REAL ESTATE DEVELOPMENT -- 0.2%
  Malan Realty Investors, Inc.,
    9.50%, 07/15/04 ..............................       B3           2,969       2,649,832
                                                                             --------------
RETAIL -- 0.4%
  Charming Shoppes, Inc.,
    7.50%, 07/15/06 ..............................       B2           8,079       8,280,975
                                                                             --------------
TOTAL CONVERTIBLE BONDS
  (cost $15,360,108).......................................................      15,106,927
                                                                             --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $1,741,708,041)....................................................   1,983,951,484
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B52

DECEMBER 31, 1999

                                                      MOODY'S     PRINCIPAL
SHORT-TERM                                             RATING      AMOUNT        VALUE
INVESTMENTS -- 4.7%                                 (UNAUDITED)     (000)      (NOTE 2)
                                                    ------------  ---------  --------------
COMMERCIAL PAPER -- 2.4%
  Coastal Corp.,
    6.50%, 01/14/00 ..............................       P2       $  15,000(c) $   14,970,208
  Countrywide Home Loans, Inc.,
    5.25%, 01/03/00 ..............................       P2           4,800(c)      4,800,000
  Heller Financial, Inc.,
    6.05%, 01/12/00 ..............................       P2          10,000(c)      9,984,875
  Keyspan Corp.,
    6.50%, 01/12/00 ..............................       P2          19,000(c)     18,969,125
                                                                             --------------
                                                                                 48,724,208
                                                                             --------------
TIME DEPOSIT -- 0.5%
  Banque Nationale de Paris,
    2.00%, 01/03/00 ..............................       P1           1,631(c)      1,631,000
  Chase Manhattan Corp.,
    5.50%, 01/03/00 ..............................       P1           5,000(c)      5,000,000
  Deutsche Bank AG,
    5.00%, 01/03/00 ..............................       P1           3,000(c)      3,000,000
                                                                             --------------
                                                                                  9,631,000
                                                                             --------------
REPURCHASE AGREEMENT -- 1.8%
  Joint Repurchase Agreement Account,
    2.875%, 01/03/00
      (Note 5) ...................................                   37,352      37,352,000
                                                                             --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $95,707,208).......................................................      95,707,208
                                                                             --------------
TOTAL INVESTMENTS -- 102.7%
  (cost $1,837,415,249; Note 6)............................................   2,079,658,692
LIABILITIES IN EXCESS OF OTHER ASSETS -- (2.7%)............................
                                                                                (55,619,332)
                                                                             --------------
TOTAL NET ASSETS -- 100.0%.................................................  $2,024,039,360
                                                                             ==============

The following abbreviations are used in portfolio descriptions:
  ADR   American Depository Receipt
  AG    Aktiengesellschaft (German Stock Company)
  GDR   Global Depository Receipt
  SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)

(a)  Non-income producing security.

(b) Portion of securities on loan with an aggregate market value of $56,036,738; cash collateral of $57,973,945 was received with which the portfolio purchased securities.

(c) Represents security purchased with cash collateral received for securities on loan.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B53

                                EQUITY PORTFOLIO
DECEMBER 31, 1999

LONG-TERM INVESTMENTS -- 89.6%
                                                                       VALUE
COMMON STOCKS                                          SHARES        (NOTE 2)
                                                    -------------  --------------
AEROSPACE
  Raytheon Co. ...................................         44,639  $    1,107,605
                                                                   --------------
APPAREL -- 0.3%
  Jones Apparel Group, Inc. ......................        716,973      19,447,893
                                                                   --------------
AUTOS - CARS & TRUCKS -- 1.4%
  Delphi Automotive Systems Corp. ................        440,325       6,935,119
  General Motors Corp. ...........................        630,000      45,793,125
  Navistar International Corp.(a).................        395,200      18,722,600
  PACCAR Inc. ....................................        279,400      12,380,912
                                                                   --------------
                                                                       83,831,756
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 5.0%
  Bank of New York Co., Inc. .....................      2,400,000      96,000,000
  Bank of America Corp. ..........................      1,789,856      89,828,398
  Chase Manhattan Corp. ..........................        376,900      29,280,419
  Mellon Financial Corp. .........................        540,200      18,400,562
  Mercantile Bankshares Corp. ....................        419,400      13,394,587
  Morgan (J.P.) & Co., Inc. ......................        232,100      29,389,662
  National City Corp. ............................        123,120       2,916,405
  Republic New York Corp. ........................        450,000      32,400,000
                                                                   --------------
                                                                      311,610,033
                                                                   --------------
CHEMICALS -- 1.3%
  Eastman Chemical Co. ...........................        941,550      44,900,166
  Potash Corp. of Saskatchewan Inc., (Canada) ....        380,000      18,311,250
  Wellman, Inc. ..................................        798,200      14,866,475
                                                                   --------------
                                                                       78,077,891
                                                                   --------------
COMPUTER -- 5.9%
  Compaq Computer Corp. ..........................      3,302,350      89,369,847
  Gerber Scientific, Inc. ........................        419,800       9,209,362
  Hewlett-Packard Co. ............................      1,100,000     125,331,250
  NCR Corp.(a) ...................................        100,000       3,787,500
  Seagate Technology, Inc.(a) ....................      2,975,800     138,560,687
                                                                   --------------
                                                                      366,258,646
                                                                   --------------
CONSTRUCTION & HOUSING -- 1.3%
  American Standard Co., Inc.(a) .................      1,050,000      48,168,750
  Centex Corp. ...................................      1,200,000      29,625,000
                                                                   --------------
                                                                       77,793,750
                                                                   --------------
DIVERSIFIED CONSUMER PRODUCTS -- 4.0%
  Eastman Kodak Co. ..............................      2,969,300     196,716,125
  Gibson Greeting, Inc.(a)........................        750,000       6,726,562
  Philip Morris Co., Inc. ........................      2,025,000      46,954,687
                                                                   --------------
                                                                      250,397,374
                                                                   --------------
ELECTRONICS -- 4.5%
  Arrow Electronics, Inc.(a) .....................      2,145,500      54,442,062
  Avnet, Inc. ....................................        887,600      53,699,800
  Harris Corp. ...................................      2,884,000      76,966,750
  Hitachi Ltd. ADR, (Japan) ......................        515,000      83,365,625
  Lanier Worldwide, Inc.(a) ......................      2,884,000      11,175,500
                                                                   --------------
                                                                      279,649,737
                                                                   --------------
FINANCIAL SERVICES -- 3.3%
  Citigroup, Inc. ................................      1,400,401      77,809,781
  Lehman Brothers Holdings, Inc. .................        764,800      64,769,000
  Morgan Stanley Dean Witter & Co. ...............        452,800      64,637,200
                                                                   --------------
                                                                      207,215,981
                                                                   --------------
                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
FOOD & BEVERAGE 1.5%
  Nabisco Group Holdings Corp. ...................      3,710,000  $   39,418,750
  Sara Lee Corp. .................................      2,497,500      55,101,094
                                                                   --------------
                                                                       94,519,844
                                                                   --------------
FOREST PRODUCTS -- 12.3%
  Fort James Corp. ...............................        664,000      18,177,000
  Georgia-Pacific Corp. ..........................      3,406,300     172,869,725
  Georgia-Pacific Timber Group ...................      1,158,000      28,515,750
  International Paper Co. ........................      1,820,000     102,716,250
  Mead Corp. .....................................      2,306,000     100,166,875
  Rayonier Inc. ..................................        830,400      40,118,700
  Temple-Inland, Inc. ............................      1,240,500      81,795,469
  Weyerhaeuser Co. ...............................      1,522,500     109,334,531
  Willamette Industries, Inc. ....................      2,500,000     116,093,750
                                                                   --------------
                                                                      769,788,050
                                                                   --------------
HOSPITALS/HOSPITAL MANAGEMENT -- 10.9%
  Columbia/HCA Healthcare Corp. ..................      5,790,100     169,722,306
  Foundation Health Systems, Inc.(a) .............      4,724,610      46,950,812
  HEALTHSOUTH Corp.(a) ...........................      5,376,800      28,900,300
  LifePoint Hospitals, Inc.(a)....................        304,742       3,599,765
  PacifiCare Health Systems, Inc.(a) .............      1,143,900      60,626,700
  Service Corp. International(a) .................      3,686,500      25,575,094
  Tenet Healthcare Corp.(a).......................      7,321,732     172,060,702
  Triad Hospitals, Inc.(a)........................        304,742       4,609,223
  Wellpoint Health Networks Inc.(a) ..............      2,570,900     169,518,719
                                                                   --------------
                                                                      681,563,621
                                                                   --------------
INSURANCE -- 11.1%
  American Financial Group, Inc. .................        552,700      14,577,462
  American General Corp. .........................        879,704      66,747,541
  AXA Financial Inc. .............................      2,323,800      78,718,725
  Chubb Corp. ....................................      2,206,400     124,247,900
  Loews Corp. ....................................      1,775,000     107,720,312
  Old Republic International Corp. ...............      3,198,327      43,577,205
  SAFECO Corp. ...................................      2,855,800      71,038,025
  St. Paul Companies, Inc. .......................      1,320,100      44,470,869
  Tokio Marine & Fire Insurance Co. Ltd. (The) ADR
    (Japan) ......................................        656,400      38,809,650
  United HealthCare Corp. ........................      1,914,900     101,729,063
                                                                   --------------
                                                                      691,636,752
                                                                   --------------
LEISURE -- 0.8%
  Hilton Hotels Corp. ............................      3,470,600      33,404,525
  Park Place Entertainment Corp.(a) ..............      1,078,300      13,478,750
                                                                   --------------
                                                                       46,883,275
                                                                   --------------
METALS-FERROUS -- 0.2%
  Birmingham Steel Corp.(a) ......................      1,492,400       7,928,375
  Carpenter Technology Corp. .....................        100,000       2,743,750
                                                                   --------------
                                                                       10,672,125
                                                                   --------------
METALS-NON FERROUS -- 2.5%
  Alcoa, Inc. ....................................      1,882,000     156,206,000
                                                                   --------------
MINERAL RESOURCES -- 0.5%
  Phelps Dodge Corp. .............................        488,600      32,797,275
                                                                   --------------
OIL & GAS -- 5.6%
  Amerada Hess Corp. .............................        325,000      18,443,750
  Atlantic Richfield Co. .........................      1,100,000      95,150,000
  Kerr-McGee Corp. ...............................        590,400      36,604,800
  KeySpan Corp. ..................................      1,356,432      31,452,267
  Occidental Petroleum Corp. .....................      1,100,000      23,787,500
  Total SA, ADR, (France) ........................      2,075,275     143,712,794
                                                                   --------------
                                                                      349,151,111
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B53

DECEMBER 31, 1999

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
PRECIOUS METALS -- 2.5%
  Freeport-McMoRan Copper & Gold, Inc. (Class
    "A")(a) ......................................      3,853,300  $   71,526,881
  Freeport-McMoRan Copper & Gold, Inc. (Class "B"
    Stock)(a) ....................................        319,600       6,751,550
  Kinross Gold Corp.(a) ..........................        105,126         197,111
  Newmont Mining Corp. ...........................      3,057,000      74,896,500
                                                                   --------------
                                                                      153,372,042
                                                                   --------------
RESTAURANTS -- 2.5%
  CKE Restaurants, Inc. ..........................      1,933,700      11,360,488
  Darden Restaurants, Inc. .......................      7,922,700     143,598,938
                                                                   --------------
                                                                      154,959,426
                                                                   --------------
RETAIL -- 6.1%
  Consolidated Stores Corp.(a) ...................      2,023,800      32,886,750
  Dillard's, Inc. ................................      3,649,000      73,664,188
  IKON Office Solutions, Inc. ....................      5,193,000      35,377,313
  Kmart Corp.(a) .................................      6,500,000      65,406,250
  Pep Boys - Manny, Moe & Jack ...................      1,594,900      14,553,463
  Sears, Roebuck and Co. .........................        690,000      21,001,875
  Tandy Corp. ....................................      2,166,900     106,584,394
  Toys 'R' Us, Inc.(a) ...........................      2,350,000      33,634,375
                                                                   --------------
                                                                      383,108,608
                                                                   --------------
TELECOMMUNICATIONS -- 3.9%
  ALLTEL Corp. ...................................      1,129,588      93,402,808
  AT&T Corp. .....................................      1,734,400      88,020,800
  Loral Corp.(a) .................................      2,600,000      63,212,500
                                                                   --------------
                                                                      244,636,108
                                                                   --------------
TEXTILES
  Worldtex, Inc.(a) ..............................        107,199         167,498
                                                                   --------------
TOBACCO -- 0.3%
  R.J. Reynolds Tobacco Holdings, Inc. ...........      1,236,666      21,796,238
                                                                   --------------
UTILITY - ELECTRIC -- 1.3%
  American Electric Power Company, Inc. ..........        180,000       5,782,500
  GPU, Inc. ......................................        500,000      14,968,750
  Reliant Energy, Inc. ...........................        974,519      22,292,122
  Unicom Corp. ...................................      1,112,900      37,282,150
                                                                   --------------
                                                                       80,325,522
                                                                   --------------
UTILITY - WATER -- 0.1%
  American Water Works Co., Inc. .................        270,000       5,737,500
                                                                   --------------
WASTE MANAGEMENT -- 0.5%
  Waste Management, Inc. .........................      1,882,292      32,351,894
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $4,235,036,665)..........................................   5,585,063,555
                                                                   --------------

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT
SHORT-TERM INVESTMENTS -- 10.4%                     (UNAUDITED)     (000)
                                                    ------------  ---------
COMMERCIAL PAPER -- 8.7%
  Barton Capital Corp,
    6.09%, 02/01/00 ..............................       P1       $  20,844      20,734,691
    6.18%, 02/03/00 ..............................       P1          12,000      11,932,900
  Baus Funding LLC,
    6.20%, 01/31/00 ..............................       P1          60,000      59,690,000
  BBV Finance (Delaware) Inc,
    6.27%, 01/10/00 ..............................       P1          25,000      24,960,812
                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                     (UNAUDITED)     (000)      (NOTE 2)
                                                    ------------  ---------  --------------

COMMERCIAL PAPER -- 8.7% (CONT'D.)
  BBL North America,
    6.27%, 01/26/00 ..............................       P1       $  40,000  $   39,825,833
  Blue Ridge Asset Fund,
    6.70%, 01/18/00 ..............................       P1          19,000      18,939,886
  Carolina Power & Light,
    6.55%, 01/28/00 ..............................       P1          11,306      11,250,459
  Corporate Asset Funding,
    6.10%, 01/27/00 ..............................       P1           9,695       9,652,288
  Edison Asset Securitization LLC,
    6.65%, 01/31/00 ..............................       P1           9,592       9,538,844
    7.00%, 01/21/00 ..............................       P1          16,597      16,532,456
  Enterprise Funding Corp.,
    6.18%, 01/27/00 ..............................       P1           9,588       9,545,206
  Falcon Asset Securitization Corp.,
    5.99%, 01/13/00 ..............................       P1          60,000      59,880,200
  Fleet Funding Corp.,
    6.10%, 02/04/00 ..............................       P1           7,773       7,728,219
  Old Line Funding Corp.,
    6.25%, 01/20/00 ..............................       P1          20,000      19,934,028
    6.30%, 01/19/00 ..............................       P1          34,420      34,311,577
  Salomon Smith Barney Holding,
    6.10%, 01/25/00 ..............................       P1          28,000      27,886,133
  Thunder Bay Funding,
    6.75%, 01/28/00 ..............................       P1           6,513       6,480,028
  Triple-A One Plus Funding,
    6.26%, 01/12/00 ..............................       P1          10,590      10,569,744
    6.26%, 01/14/00 ..............................       P1          29,000      28,934,444
    6.66%, 01/20/00 ..............................       P1          12,000      11,957,820
    6.70%, 01/18/00 ..............................       P1           8,539       8,511,984
  Unifunding Inc.,
    6.50%, 01/25/00 ..............................       P1          35,000      34,848,333
  Windmill Funding Corp.,
    6.10%, 01/28/00 ..............................       P1          60,000      59,725,500
                                                                             --------------
                                                                                543,371,385
                                                                             --------------
REPURCHASE AGREEMENT -- 1.7%
  Joint Repurchase Agreement Account,
    2.875%, 01/03/00 (Note 5) ....................                  106,923     106,923,000
                                                                             --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $650,294,385)......................................................     650,294,385
                                                                             --------------
TOTAL INVESTMENTS -- 100.0%
  (cost $4,885,331,050; Note 6)............................................   6,235,357,940
FORWARD CURRENCY CONTRACTS -- AMOUNT PAYABLE TO COUNTERPARTIES (B).........
                                                                                   (138,418)
                                                                             --------------
OTHER ASSETS IN EXCESS OF OTHER LIABILITIES................................          76,720
                                                                             --------------
TOTAL NET ASSETS -- 100.0%.................................................  $6,235,296,242
                                                                             ==============

The following abbreviations are used in portfolio descriptions:
  ADR   American Depository Receipt.
  LLC   Limited Liability Company.
  SA    Societe Anonyme (French Corporation).

(a)  Non-income producing security.
(b) Outstanding forward currency contract as of December 31, 1999 was as follows:

                        VALUE AT
  FOREIGN CURRENCY     SETTLEMENT    CURRENT
      CONTRACTS           DATE        VALUE     DEPRECIATION
  ----------------     -----------  ----------  ------------
Sold:
    Japanese Yen,
  expiring 3/30/00     $43,111,992  $42,973,574   $(138,418)

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B54

                         PRUDENTIAL JENNISON PORTFOLIO
DECEMBER 31, 1999

LONG-TERM INVESTMENTS -- 95.6%
                                                                       VALUE
COMMON STOCKS -- 95.6%                                 SHARES        (NOTE 2)
                                                    -------------  --------------
BANKS AND SAVINGS & LOANS -- 1.6%
  Chase Manhattan Corp. ..........................        554,100  $   43,046,644
                                                                   --------------
BUSINESS SERVICES -- 1.6%
  Omnicom Group, Inc. ............................        434,000      43,400,000
                                                                   --------------
COMPUTER SERVICES -- 13.8%
  America Online, Inc. (a) .......................        583,900      44,047,956
  Cisco Systems, Inc. (a) ........................      1,082,450     115,957,456
  EMC Corp. (a) ..................................        487,600      53,270,300
  Juniper Networks, Inc. .........................         53,100      18,054,000
  Microsoft Corp. (a) ............................      1,164,500     135,955,375
  VERITAS Software Corp. (a) .....................        109,800      15,715,125
                                                                   --------------
                                                                      383,000,212
                                                                   --------------
COMPUTERS -- 6.6%
  Dell Computer Corp. (a) ........................        782,900      39,927,900
  Equant NV (Netherlands) ........................        315,200      35,302,400
  Hewlett-Packard Co. ............................        619,200      70,550,100
  Sun Microsystems, Inc. (a) .....................        467,500      36,202,031
                                                                   --------------
                                                                      181,982,431
                                                                   --------------
COSMETICS & SOAPS -- 0.8%
  Estee Lauder Companies (Class "A" Stock) .......        433,600      21,869,700
                                                                   --------------
DIVERSIFIED OPERATIONS -- 3.5%
  General Electric Co. ...........................        624,400      96,625,900
                                                                   --------------
DRUGS AND MEDICAL SUPPLIES -- 9.9%
  American Home Products Corp. ...................      1,024,600      40,407,662
  Amgen, Inc. (a) ................................        563,100      33,821,194
  Bristol-Myers Squibb Co. .......................        401,500      25,771,281
  Genentech, Inc. (a) ............................        201,500      27,101,750
  Glaxo Wellcome PLC, ADR (United Kingdom) .......        509,500      28,468,312
  Johnson & Johnson ..............................        362,300      33,739,187
  Schering-Plough Corp. ..........................        346,900      14,634,844
  Warner-Lambert Co. .............................        857,800      70,285,987
                                                                   --------------
                                                                      274,230,217
                                                                   --------------
ELECTRONICS -- 10.6%
  Applied Materials, Inc. (a) ....................        371,800      47,102,412
  Broadcom Corp. Class A .........................        102,000      27,782,250
  Intel Corp. ....................................        799,600      65,817,075
  KLA-Tencor Corp. (a) ...........................        275,400      30,672,675
  Motorola, Inc. .................................        342,300      50,403,675
  Texas Instruments, Inc. ........................        742,500      71,929,687
                                                                   --------------
                                                                      293,707,774
                                                                   --------------
FINANCIAL SERVICES -- 6.4%
  American Express Co. ...........................        189,900      31,570,875
  Citigroup, Inc. ................................      1,537,200      85,410,675
  Morgan Stanley Dean Witter & Co. ...............        423,720      60,486,030
                                                                   --------------
                                                                      177,467,580
                                                                   --------------
INSURANCE -- 2.7%
  American International Group, Inc. .............        694,125      75,052,266
                                                                   --------------
MEDIA -- 8.0%
  AT&T Corp-Liberty Media Group (Class "A"
    Stock) .......................................        839,000      47,613,250
  CBS Corp. (a) ..................................      1,381,400      88,323,263
  Clear Channel Communications, Inc. (a) .........        627,800      56,031,150
  Univision Communications Inc. (a) ..............        302,700      30,932,156
                                                                   --------------
                                                                      222,899,819
                                                                   --------------
RESTAURANTS -- 1.2%
  McDonald's Corp. ...............................        861,000      34,709,063
                                                                   --------------

COMMON                                                                 VALUE
STOCKS (CONTINUED)                                     SHARES        (NOTE 2)
                                                    -------------  --------------

RETAIL -- 10.2%
  Home Depot, Inc. ...............................      1,531,500  $  105,003,469
  Kohl's Corp. (a) ...............................        579,800      41,854,313
  The Gap, Inc. ..................................      1,083,450      49,838,700
  Tiffany & Co. ..................................        439,900      39,261,075
  Wal-Mart Stores, Inc. ..........................        694,100      47,979,663
                                                                   --------------
                                                                      283,937,220
                                                                   --------------
TELECOMMUNICATIONS -- 18.7%
  Allegiance Telecom, Inc. .......................        286,200      26,401,950
  JDS Uniphase Corp. (a) .........................        229,600      37,037,350
  Level 3 Communications, Inc. (a) ...............        235,200      19,257,000
  Lucent Technologies, Inc. ......................        443,350      33,168,122
  MCI WordCom, Inc. (a) ..........................        903,000      47,915,438
  Metromedia Fiber Network, Inc. (a) .............        355,800      17,056,163
  Nextlink Communications - A ....................        280,100      23,265,806
  Nokia Corp., ADR (Finland) .....................        477,500      90,725,000
  NTL Inc. (a) ...................................        437,900      54,628,025
  Qwest Communications International Inc. (a) ....      1,591,800      68,447,400
  Tellabs, Inc. (a) ..............................        576,300      36,991,256
  Vodafone AirTouch PLC, ADR (United Kingdom) ....      1,270,900      62,909,550
                                                                   --------------
                                                                      517,803,060
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $1,757,433,043)..........................................   2,649,731,886
                                                                   --------------
                                                      PRINCIPAL
SHORT-TERM                                             AMOUNT
INVESTMENT -- 4.4%                                      (000)
                                                    -------------
REPURCHASE AGREEMENT
  Joint Repurchase Agreement Account
    2.875%, 01/03/00
      (cost $121,024,000; Note 5) ................  $     121,024     121,024,000
                                                                   --------------
TOTAL INVESTMENTS -- 100.0%
  (cost $1,878,457,043; Note 6)..................................   2,770,755,886
LIABILITIES IN EXCESS OF OTHER ASSETS (b)........................         (88,025)
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $2,770,667,861
                                                                   ==============

The following abbreviations are used in portfolio descriptions:
  ADR   American Depository Receipt
  NV    Naamloze Vennootschap (Dutch Corporation)
  PLC   Public Limited Company (British Corporation)

(a)  Non-income producing security.

(b)  Represents less than 0.05%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B55

                      SMALL CAPITALIZATION STOCK PORTFOLIO
DECEMBER 31, 1999

LONG-TERM INVESTMENTS -- 94.5%
                                                                       VALUE
COMMON STOCKS -- 94.5%                                SHARES         (NOTE 2)
                                                     ----------    --------------
ADVERTISING -- 1.1%
  Cyrk, Inc. (a)..................................       17,600    $      209,000
  HA-LO Industries, Inc. .........................       55,800           418,500
  Snyder Communications, Inc. (a).................       82,500(c)      1,588,125
  True North Communications, Inc. ................       53,700         2,399,719
                                                                   --------------
                                                                        4,615,344
                                                                   --------------
AEROSPACE -- 0.8%
  Alliant Techsystems Inc. (a)....................       11,500           716,594
  BE Aerospace, Inc. (a)..........................       27,700           233,719
  GenCorp Inc. ...................................       46,900           463,137
  Kaman Corp. (Class "A" Stock) ..................       26,400           339,900
  Orbital Sciences Corp. (a)......................       42,000           779,625
  Trimble Navigation, Ltd. (a)....................       25,300           547,112
  Watkins-Johnson Co. ............................        7,400           296,000
                                                                   --------------
                                                                        3,376,087
                                                                   --------------
AGRICULTURAL PRODUCTS & SERVICES -- 0.3%
  Agribrands International, Inc. (a)..............       11,800           542,800
  Delta & Pine Land Co. ..........................       43,200           750,600
                                                                   --------------
                                                                        1,293,400
                                                                   --------------
AIRLINES -- 0.5%
  Atlantic Coast Airlines Holdings, Inc. (a)......       21,000           498,750
  Aviation Sales Co. .............................       16,800(c)        277,200
  Mesa Air Group, Inc. (a)........................       38,000           180,500
  Midwest Express Holdings, Inc. (a)..............       15,900           506,812
  SkyWest, Inc. ..................................       27,600           772,800
                                                                   --------------
                                                                        2,236,062
                                                                   --------------
APPAREL -- 1.1%
  Ann Taylor Stores Corp. ........................       35,500         1,222,531
  K-Swiss, Inc. (Class "A" Stock) ................       12,600           234,084
  Pacific Sunwear of California, Inc. ............       34,700         1,116,906
  Phillips-Van Heusen Corp. ......................       30,600           254,362
  Quiksilver, Inc. ...............................       25,000           387,500
  Timberland Co. (Class "A" Stock) (a)............       23,800         1,258,425
  Wolverine World Wide, Inc. .....................       46,312           506,538
                                                                   --------------
                                                                        4,980,346
                                                                   --------------
AUTOS - CARS & TRUCKS -- 0.9%
  Action Performance Cos., Inc. ..................       19,000(c)        218,500
  MascoTech, Inc. ................................       50,200           636,912
  Myers Industries, Inc. .........................       22,694           357,430
  Simpson Industries, Inc. .......................       20,200           227,250
  Spartan Motors, Inc. ...........................       14,000            61,250
  Standard Motor Products, Inc. ..................       14,800           238,650
  TBC Corp. (a)...................................       23,700           148,125
  Tenneco Automotive Inc. ........................       38,300           356,669
  Titan International, Inc. ......................       23,200           150,800
  Tower Automotive, Inc. .........................       52,500           810,469
  Wabash National Corp. ..........................       25,800           387,000
  Wynn's International, Inc. .....................       21,025           296,978
                                                                   --------------
                                                                        3,890,033
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 4.5%
  Anchor Bancorp Wisconsin, Inc. .................       28,500           431,062
  Banknorth Group, Inc. ..........................       26,100           698,175
  Carolina First Corp. ...........................       28,800           525,600
  Centura Banks, Inc. ............................       32,000         1,412,000
  Chittenden Corp. ...............................       31,700           939,112
  Commercial Federal Corp. (a)....................       68,025         1,211,695
  Community First Bankshares, Inc. ...............       56,800           894,600
  Cullen/Frost Bankers, Inc. .....................       60,100         1,547,575
                                                                       VALUE
COMMON STOCKS (CONTINUED)                             SHARES         (NOTE 2)
                                                     ----------    --------------
  Downey Financial Corp. .........................       31,644           638,813
  First Bancorp/Puerto Rico ......................       32,600    $      676,450
  First Midwest Bancorp, Inc. ....................       46,800         1,240,200
  Investors Financial Services Corp. .............       16,400           754,400
  JSB Financial, Inc. ............................       10,500           544,687
  Premier Bancshares, Inc. .......................       32,300           440,087
  Provident Bankshares Corp. .....................       28,725           497,302
  Queens County Bancorp, Inc. ....................       24,050           652,356
  Riggs National Corp. (a)........................       31,800           419,362
  Silicon Valley Bancshares ......................       23,400         1,158,300
  Susquehanna Bancshares, Inc. ...................       41,500           658,812
  TrustCo Bank Corp. .............................       60,420           800,565
  United Bankshares, Inc. ........................       48,600         1,160,325
  UST Corp. ......................................       48,100         1,527,175
  Whitney Holding Corp. ..........................       25,700           952,506
                                                                   --------------
                                                                       19,781,159
                                                                   --------------
CHEMICALS -- 1.8%
  Cambrex Corp. ..................................       27,600           950,475
  Chemed Corp. ...................................       11,700           334,913
  Chemfirst, Inc. (a).............................       20,300           444,062
  Geon Co. .......................................       26,700           867,750
  Lilly Industries, Inc. (Class "A" Stock)........       26,100           350,719
  MacDermid, Inc. ................................       28,300         1,162,069
  McWhorter Technologies, Inc. (a)................       11,300           180,800
  Mississippi Chemical Corp. (a)..................       29,272           181,120
  OM Group, Inc. .................................       26,700           919,481
  Omnova Solutions Inc. ..........................       46,900           363,475
  Penford Corp. ..................................        8,300           143,175
  Quaker Chemical Corp. ..........................       10,000           142,500
  Scotts Co. (Class "A" Stock) (a)................       20,600           829,150
  TETRA Technologies, Inc. .......................       42,850           658,819
  WD-40 Co. ......................................       17,500           387,188
                                                                   --------------
                                                                        7,915,696
                                                                   --------------
COLLECTIBLES & GIFTS -- 0.1%
  Department 56, Inc. ............................       19,500           441,188
  Enesco Group, Inc. .............................       15,500           171,469
                                                                   --------------
                                                                          612,657
                                                                   --------------
COMMERCIAL SERVICES -- 4.3%
  AAR Corp. ......................................       30,850           553,372
  ABM Industries, Inc. ...........................       24,900           507,337
  ADVO, Inc. .....................................       23,800           565,250
  Billing Information Concepts Corp. .............       41,900           272,350
  Bowne & Company, Inc. ..........................       41,400           558,900
  CDI Corp. (a)...................................       21,400           516,275
  Central Parking Corp. ..........................       41,250(c)        788,906
  ChoicePoint Inc. (a)............................       33,100         1,369,512
  Consolidated Graphics, Inc. ....................       17,700           264,394
  CPI Corp. ......................................       11,100           250,444
  DBT Online Inc. ................................       22,500           548,437
  Dentrite International, Inc. ...................       43,550         1,475,256
  Franklin Covey Co. .............................       22,800           171,000
  Hadco Corp. ....................................       15,300           780,300
  Hooper Holmes, Inc. ............................       32,400           834,300
  Information Resources, Inc. (a).................       31,500           291,375
  Insurance Auto Auction, Inc. (a)................       12,800           201,600
  Interim Services, Inc. (a)......................       73,500         1,819,125
  John H. Harland Co. ............................       34,800           637,275
  Labor Ready Inc. ...............................       48,050           582,606
  Lason Inc. .....................................       21,100           232,100
  MAXIMUS, Inc. (a)...............................       23,600           800,925
  NFO Worldwide, Inc. ............................       24,975           558,816
  PAREXEL International Corp. (a).................       28,200           333,113
  Pre-Paid Legal Services, Inc. ..................       25,800           619,200

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B56

DECEMBER 31, 1999

                                                                       VALUE
COMMON STOCKS (CONTINUED)                             SHARES         (NOTE 2)
                                                     ----------    --------------
  Primark Corp. (a)...............................       23,020    $      640,244
  Profit Recovery Group Int'l., Inc. .............       53,300         1,415,781
  Quebecor Printing Inc. .........................       20,296           451,586
  Rural/Metro Corp. ..............................       16,300            69,784
  StaffMark, Inc. (a).............................       32,900           248,806
  Thomas Nelson, Inc. ............................       15,950           147,537
  Volt Information Sciences, Inc. ................       16,900           403,487
                                                                   --------------
                                                                       18,909,393
                                                                   --------------
COMPUTER SERVICES -- 8.9%
  American Management Systems, Inc. (a)...........       47,250         1,482,469
  Analysts International Corp. ...................       25,300           316,250
  Aspen Technology, Inc. .........................       28,000           740,250
  Auspex Systems, Inc. (a)........................       29,500           302,375
  Avid Technology ................................       26,600           347,462
  BISYS Group, Inc. (a)...........................       30,300         1,977,075
  Black Box Corp. (a).............................       19,900         1,333,300
  Cerner Corp. (a)................................       37,800           744,187
  Ciber, Inc. ....................................       65,700(c)      1,806,750
  Computer Task Group, Inc. ......................       23,400           346,612
  Epicor Software Corp. ..........................       45,800           231,862
  Factset Research Systems, Inc. .................       17,600         1,401,400
  Fair Issac & Company, Inc. .....................       15,800           837,400
  FileNet Corp. (a)...............................       36,200           923,100
  Harbinger Corp. ................................       43,300         1,377,481
  Henry (Jack) & Associates, Inc. ................       22,550         1,210,653
  Hutchinson Technology, Inc. (a).................       27,800           590,750
  Inacom Corp. ...................................       51,116           373,786
  Insight Enterprises Inc. .......................       28,900         1,174,062
  Inter-Tel, Inc. ................................       29,000           725,000
  Komag, Inc. (a).................................       60,500           189,062
  Kroll O'gara Company ...........................       24,900           410,850
  Midway Games, Inc. .............................       42,730         1,022,849
  National Computer Systems, Inc. ................       35,600         1,339,450
  National Data Corp. ............................       38,025         1,290,473
  Peoplesoft, Inc. ...............................       25,080           536,085
  Progress Software Corp. (a).....................       19,050         1,081,087
  QRS Corp. (a)...................................       15,100         1,575,119
  Read-Rite Corp. (a).............................       55,800           265,050
  RSA Security Inc. (a)...........................       43,700         3,386,750
  Standard Microsystems Corp. (a).................       17,500           189,219
  Technology Solutions Co. .......................       47,100         1,542,525
  Telxon Corp. ...................................       18,100           289,600
  Whittman-Hart, Inc. ............................       60,900         3,265,762
  Xircom, Inc. (a)................................       31,700         2,377,500
  Zebra Technologies Corp. (Class "A" Stock)
    (a)...........................................       35,200         2,059,200
                                                                   --------------
                                                                       39,062,805
                                                                   --------------
COMPUTERS -- 0.8%
  Apex Inc. (a)...................................       23,200           748,200
  Cybex Computer Products Corp. (a)...............       14,300           579,150
  Exabyte Corp. ..................................       25,000           187,500
  Gerber Scientific, Inc. ........................       24,900           546,244
  MICROS Systems, Inc. ...........................       18,200         1,346,800
                                                                   --------------
                                                                        3,407,894
                                                                   --------------
CONSTRUCTION -- 1.5%
  Butler Manufacturing Co. .......................        8,000           178,500
  Coachmen Industries, Inc. ......................       18,700           282,837
  Dycom Industries, Inc. .........................       28,700         1,264,594
  Elcor Corp. ....................................       21,900           659,737
  Florida Rock Industries, Inc. ..................       21,200    $      730,075
                                                                       VALUE
COMMON STOCKS (CONTINUED)                             SHARES         (NOTE 2)
                                                     ----------    --------------
  Insituform Technologies, Inc.
    (Class "A" Stock) (a).........................       28,500           805,125
  M.D.C. Holdings, Inc. ..........................       25,000           392,187
  Morrison Knudsen Corp. (a)......................       59,100           461,719
  Oakwood Homes Corp. ............................       52,900           168,619
  Republic Group, Inc. ...........................       13,170           199,196
  Simpson Manufacturing Co, Inc. .................       13,400           586,250
  Southern Energy Homes, Inc. (a).................       13,612            31,903
  Standard Pacific Corp. .........................       33,250           365,750
  Stone & Webster, Inc. ..........................       14,600           245,462
                                                                   --------------
                                                                        6,371,954
                                                                   --------------
CONTAINERS -- 0.4%
  Aptar Group, Inc. ..............................       41,000         1,030,125
  Shorewood Packaging Corp. (a)...................       30,950           586,116
                                                                   --------------
                                                                        1,616,241
                                                                   --------------
COSMETICS & SOAPS -- (E)
  Nature's Sunshine Products, Inc. ...............       19,600           156,800
  USA Detergent, Inc.(a)..........................       15,500            42,625
                                                                   --------------
                                                                          199,425
                                                                   --------------
DIVERSIFIED CONSUMER PRODUCTS -- (E)
  Gibson Greetings, Inc. (a)......................       16,900           151,572
                                                                   --------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 1.3%
  Barnes Group Inc. ..............................       21,700           353,981
  CLARCOR, Inc. ..................................       26,900           484,200
  Griffon Corp. (a)...............................       34,100           266,406
  Insteel Industries, Inc. .......................        9,500            86,094
  Intermet Corp. .................................       27,100           315,038
  Justin Industries, Inc. ........................       28,600           425,425
  Lydall, Inc. ...................................       17,600           116,600
  Mueller Industries, Inc. (a)....................       40,300         1,460,875
  SPS Technologies, Inc. (a)......................       14,200           453,513
  Standex International Corp. ....................       14,400           301,500
  Tredegar Corp. .................................       41,750           863,703
  Valmont Industries, Inc. .......................       27,200           436,900
                                                                   --------------
                                                                        5,564,235
                                                                   --------------
DIVERSIFIED OFFICE EQUIPMENT -- 0.1%
  Nashua Corp. ...................................        6,600            49,500
  New England Business Service, Inc. .............       16,100           393,444
                                                                   --------------
                                                                          442,944
                                                                   --------------
DRUGS AND MEDICAL SUPPLIES -- 8.4%
  ADAC Laboratories ..............................       23,000           247,250
  Advanced Tissue Sciences, Inc. (a)..............       58,900(c)        147,250
  Alliance Pharmaceutical Corp. ..................       48,800           359,900
  Alpharma, Inc. (Class "A" Stock) ...............       33,200(c)      1,020,900
  Barr Laboratories, Inc. ........................       25,600           803,200
  Bindley Western Industries, Inc. ...............       37,866           570,357
  Cephalon, Inc. (a)..............................       34,600(c)      1,195,862
  Coherent, Inc. (a)..............................       27,000           722,250
  COR Therapeutics, Inc. (a)......................       27,700           744,437
  Cygnus, Inc. (a)................................       27,100           494,575
  Diagnostic Products ............................       15,400           377,300
  Dura Pharmaceuticals, Inc. .....................       49,500           689,906
  Enzo Biochem, Inc. (a)..........................       28,018         1,262,561
  Hanger Orthopedic Group, Inc. ..................       21,100           211,000
  Hologic, Inc. (a)...............................       17,100            98,325
  IDEC Pharmaceuticals Corp. .....................       46,600         4,578,450
  IDEXX Laboratories, Inc. (a)....................       44,400           715,950
  Incyte Pharmacueticals, Inc. ...................       31,500         1,890,000
  Invacare Corp. .................................       32,100    $      644,006
  Jones Medical Industries, Inc. .................       48,700         2,115,406

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B57

DECEMBER 31, 1999

                                                                       VALUE
COMMON STOCKS (CONTINUED)                             SHARES         (NOTE 2)
                                                     ----------    --------------
  Laser Vision Centers, Inc. (a)..................       28,100           296,806
  Liposome Company, Inc. (a)......................       43,700           533,277
  Medicis Pharmaceutical Corp.
    (Class "A" Stock) (a).........................       32,200         1,370,512
  Mentor Corp. ...................................       27,400           707,262
  NBTY, Inc. (a)..................................       75,300           870,656
  North American Vaccine, Inc. (a)................       36,900(c)        166,050
  Noven Pharmaceuticals, Inc. (a).................       24,100           436,812
  Organogenesis Inc. .............................       34,200(c)        297,112
  Osteotech, Inc. (a).............................       15,900           212,662
  Owens & Minor, Inc. ............................       36,700           328,006
  Patterson Dental Co. (a)........................       37,800         1,611,225
  Priority Healthcare Corp. B ....................       24,566           710,879
  Protein Design Labs, Inc. (a)...................       21,000         1,470,000
  Regeneron Pharmaceuticals, Inc. (a).............       35,100           447,525
  Resmed Inc. (a).................................       16,700           697,225
  Respironics, Inc. (a)...........................       34,300           273,328
  Safeskin Corp. (a)..............................       62,300           755,387
  Shire Pharmaceuticals Group PLC (a).............       13,138           382,645
  SpaceLabs Medical, Inc. (a).....................       10,600           196,762
  Summit Technology, Inc. (a).....................       52,300           611,256
  Sunrise Medical, Inc. (a).......................       24,900           154,069
  Syncor International Corp. (a)..................       13,200           384,450
  Techne Corp. (a)................................       22,700         1,249,919
  The Immune Response Corp. (a)...................       27,900(c)        121,191
  Theragenics Corp. (a)...........................       33,100           299,969
  Varian Medical Systems, Inc. ...................       34,300         1,022,569
  Vertex Pharmaceuticals, Inc. (a)................       28,700         1,004,500
  Vital Signs, Inc. ..............................       13,800           315,675
  Wesley Jessen Visioncare .......................       19,400           734,775
                                                                   --------------
                                                                       36,551,389
                                                                   --------------
ELECTRICAL EQUIPMENT -- 3.3%
  Anixter International, Inc. (a).................       40,400           833,250
  Baldor Electric Co. ............................       40,666           737,071
  C&D Technologies Inc. ..........................       14,400           612,000
  C-Cube Microsystems, Inc. ......................       44,900         2,795,025
  Gentex Corp. (a)................................       82,300         2,283,825
  Harmon Industries, Inc. ........................       12,400           150,350
  KEMET Corp. (a).................................       44,200         1,991,762
  Kent Electronics Corp. (a)......................       31,400           714,350
  Kulicke & Soffa Industries, Inc. ...............       26,400         1,123,650
  SLI, Inc. ......................................       40,100           543,856
  Valence Technology, Inc. (a)....................       31,100           590,900
  Vicor Corp. (a).................................       46,500         1,883,250
                                                                   --------------
                                                                       14,259,289
                                                                   --------------
ELECTRONICS -- 6.8%
  Alpha Industries, Inc. .........................       21,800         1,249,412
  Analogic Corp. .................................       14,300           471,900
  Artesyn Technologies, Inc. (a)..................       42,100           884,100
  Belden, Inc. ...................................       27,400           575,400
  Benchmark Electronics, Inc. (a).................       18,200           417,462
  BMC Industries, Inc. ...........................       30,700           149,662
  Burr-Brown Corp. (a)............................       62,250         2,248,781
  C-COR Electronics, Inc. (a).....................       16,800         1,287,300
  Cable Design Technologies ......................       31,600           726,800
  Checkpoint Systems, Inc. (a)....................       33,800           344,337
  CTS Corp. ......................................       31,000         2,336,625
  Dionex Corp. (a)................................       25,100         1,033,806
  Electro Scientific Industries, Inc. ............       14,700         1,073,100
  Electroglas, Inc. ..............................       22,200    $      563,325
  Esterline Technologies Corp. (a)................       19,400           224,312
  Etec Sysytems, Inc. ............................       24,100         1,081,487
                                                                       VALUE
COMMON STOCKS (CONTINUED)                             SHARES         (NOTE 2)
                                                     ----------    --------------
  Helix Technology Corp. .........................       25,100         1,124,794
  Innovex, Inc. ..................................       16,600           155,625
  Intermagnetics General Corp. (a)................       13,783           120,601
  International Rectifier Corp. (a)...............       58,100         1,510,600
  Itron, Inc. (a).................................       16,700(c)        102,287
  Methode Electronics, Inc.
    (Class "A" Stock) ............................       39,900         1,281,787
  Micrel, Inc. ...................................       46,100         2,624,819
  Oak Industries, Inc. (a)........................       20,600         2,186,175
  Park Electrochemical Corp. .....................       11,700           310,781
  Photronics, Inc. (a)............................       26,800           767,150
  Picturetel Corp. (a)............................       45,400           195,787
  Pioneer Standard Electronics, Inc. .............       30,400(c)        438,900
  Plexus Corp. (a)................................       19,700           866,800
  S3, Inc. (a)....................................       81,000           936,562
  Silicon Valley Group, Inc. .....................       37,100           658,525
  Technitrol, Inc. ...............................       18,200           809,900
  Three-Five Systems, Inc. (a)....................       14,100           578,100
  Ultratech Stepper, Inc. (a).....................       24,000           387,000
  X-Rite, Inc. ...................................       23,800           148,750
                                                                   --------------
                                                                       29,872,752
                                                                   --------------
ENGINEERING -- 0.1%
  URS Corp. ......................................       17,500           379,531
                                                                   --------------
ENVIRONMENTAL SERVICES -- 0.1%
  Eagle Geophysical, Inc. ........................        1,651                17
  Ionics, Inc. (a)................................       18,100           509,062
  Tetra Tech, Inc. (a)............................       15,100           109,475
                                                                   --------------
                                                                          618,554
                                                                   --------------
FINANCIAL SERVICES -- 3.5%
  AmeriCredit Corp. ..............................       80,900         1,496,650
  AMRESCO, Inc. (a)...............................       54,800            77,062
  Commerce Bancorp, Inc. .........................       31,233         1,262,984
  Dain Rauscher Corp. ............................       14,000           651,000
  Eaton Vance Corp. ..............................       40,300         1,531,400
  Hudson United Bancorp. .........................       56,802         1,452,001
  Jefferies Group, Inc. ..........................       26,900           591,800
  Legg Mason, Inc. ...............................           32             1,160
  MAF Bancorp, Inc. ..............................       27,100           567,406
  Pioneer Group, Inc. ............................       29,700           467,775
  Radian Group, Inc. .............................       41,600         1,986,400
  Raymond James Financial, Inc. ..................       53,218           994,511
  SEI Corp. ......................................       19,900         2,368,411
  U.S. Trust Corp. ...............................       20,700         1,659,881
                                                                   --------------
                                                                       15,108,441
                                                                   --------------
FOOD & BEVERAGES -- 1.8%
  Canandaigua Wine Co. ...........................       20,200         1,030,200
  Chiquita Brands International, Inc. ............       73,875           350,906
  Coca-Cola Bottling Co. .........................        9,800           464,275
  Corn Products International, Inc. ..............       41,900         1,372,225
  Earthgrains Co. ................................       48,000           774,000
  Fleming Companies, Inc. ........................       43,600           446,900
  J & J Snack Foods Corp. (a).....................       10,100           207,050
  Micheal Foods Inc. .............................       22,700           558,987
  Nash-Finch Co. .................................       12,700            80,962
  Performance Food Group Co. (a)..................       15,500           377,812
  Ralcorp Holdings, Inc. .........................       34,400           685,850
  Smithfield Foods, Inc. (a)......................       47,000    $    1,128,000
  United Natural Foods, Inc. (a)..................       20,500           246,000
                                                                   --------------
                                                                        7,723,167
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B58

DECEMBER 31, 1999

                                                                       VALUE
COMMON STOCKS (CONTINUED)                             SHARES         (NOTE 2)
                                                     ----------    --------------
FURNITURE -- 0.9%
  Aaron Rents, Inc. ..............................       22,500           399,375
  Bassett Furniture Industries, Inc. .............       14,000           224,000
  Ethan Allen Interiors, Inc. (a).................       45,950         1,473,272
  Interface, Inc. (Class "A" Stock) ..............       59,800           343,850
  La-Z-Boy Chair Co. .............................       58,700           986,894
  Thomas Industries, Inc. ........................       17,750           362,766
                                                                   --------------
                                                                        3,790,157
                                                                   --------------
HEALTHCARE -- 1.7%
  Bio-Technology General Corp. ...................       59,000           899,750
  Biomatrix, Inc. ................................       25,800(c)        496,650
  Cooper Companies, Inc. (The) ...................       15,600           469,950
  Coventry Corp. .................................       66,300           447,525
  Datascope Corp. ................................       17,100           684,000
  MedQuist, Inc. .................................       40,300         1,040,244
  NCS Healthcare, Inc. (Class "A" Stock) .........       22,700            54,622
  Pharmaceutical Product Development, Inc. .......       27,600           327,750
  Renal Care Group, Inc. .........................       50,050         1,169,919
  Sierra Health Services, Inc. (a)................       30,025           200,792
  Smith (A.O.) Corp. .............................       26,100           570,938
  Sola International, Inc. (a)....................       27,900           387,113
  US Oncology Inc. ...............................       96,000           474,000
                                                                   --------------
                                                                        7,223,253
                                                                   --------------
HOSPITALS/HOSPITAL MANAGEMENT -- 0.7%
  Advance Paradigm, Inc. (a)......................       23,800           513,187
  Curative Health Services, Inc. .................       11,300            87,575
  Genesis Health Ventures, Inc. (a)...............       54,600           112,613
  Magellan Health Services, Inc. (a)..............       35,700           225,356
  Orthodontic Centers of America, Inc.............       54,000           644,625
  Pediatrix Medical Group, Inc. ..................       17,400(c)        121,800
  Universal Health Services, Inc. (Class "B"
    Stock) (a)....................................       35,575         1,280,700
                                                                   --------------
                                                                        2,985,856
                                                                   --------------
HOUSING RELATED -- 1.1%
  Champion Enterprises, Inc. (a)..................       54,300           464,944
  D.R. Horton, Inc. ..............................       72,125           996,227
  Fedders Corp. ..................................       40,400           222,200
  National Presto Industries, Inc. ...............        8,300           294,650
  Ryland Group, Inc. .............................       16,725           385,720
  Service Experts, Inc. (a).......................       19,800           115,088
  Skyline Corp. ..................................       10,100           237,350
  TJ International, Inc. .........................       17,400           730,800
  Toll Brothers, Inc. (a).........................       41,100           765,488
  U.S. Home Corp. (a).............................       15,100           385,994
                                                                   --------------
                                                                        4,598,461
                                                                   --------------
INSURANCE -- 1.9%
  ACE Ltd. .......................................       26,650           444,722
  Arthur J. Gallagher & Co. ......................       20,500         1,327,375
  Delphi Financial Group, Inc. ...................       23,179           695,370
  E.W. Blanch Holdings, Inc. .....................       14,700           900,375
  Enhance Financial Services Group, Inc...........       42,700           693,875
  Fidelity National Financial, Inc. ..............       34,161           491,064
  First American Financial Corp. .................       73,200           910,425
  Fremont General Corp. ..........................       78,740           580,708
  Frontier Insurance Group, Inc. .................       38,952    $      133,898
  Hilb, Rogal and Hamilton Co. ...................       14,700           415,275
  Mutual Risk Management, Ltd. ...................       48,900           822,131
  Selective Insurance Group, Inc. ................       31,200           536,250
                                                                       VALUE
COMMON STOCKS (CONTINUED)                             SHARES         (NOTE 2)
                                                     ----------    --------------
  Trenwick Group, Inc. ...........................       10,050           170,222
  Zenith National Insurance Corp. ................       19,300           398,063
                                                                   --------------
                                                                        8,519,753
                                                                   --------------
LEISURE -- 1.4%
  Anchor Gaming ..................................       13,400           582,063
  Aztar Corp. (a).................................       50,000           543,750
  Carmike Cinemas, Inc.
    (Class "A" Stock) (a).........................       12,700            99,219
  GC Companies, Inc. (a)..........................        8,800           227,700
  Hollywood Park, Inc. (a)........................       29,300           657,419
  Huffy Corp. ....................................       11,400            59,850
  K2, Inc. (a)....................................       20,100           153,263
  Marcus Corp. ...................................       33,525           450,492
  Monaco Coach Corp. (a)..........................       21,100           539,369
  Players International, Inc. (a).................       36,000           295,875
  Polaris Industries, Inc. .......................       28,100         1,018,625
  Prime Hospitality Corp. (a).....................       58,000           511,125
  Sturm Ruger & Company, Inc. ....................       30,200           268,025
  Thor Industries, Inc. ..........................       13,600           413,950
  Winnebago Industries, Inc. .....................       24,900           499,556
                                                                   --------------
                                                                        6,320,281
                                                                   --------------
MACHINERY -- 3.0%
  Applied Industrial Technologies, Inc. ..........       23,800           395,675
  Applied Power, Inc.
    (Class "A" Stock) ............................       43,795         1,609,466
  Astec Industries, Inc. (a)......................       21,500           404,469
  CNH Global NV ..................................          100             1,331
  Cognex Corp. (a)................................       46,100         1,797,900
  Dril-Quip, Inc. (a).............................       19,400           589,275
  Flow International Corp. (a)....................       16,000           182,000
  Gardner Denver Machinery, Inc. (a)..............       16,700           278,681
  Graco, Inc. ....................................       22,900           821,538
  IDEX Corp. .....................................       33,200         1,008,450
  JLG Industries, Inc. ...........................       49,500           788,906
  Lindsay Manufacturing Co. (a)...................       14,112           257,544
  Manitowoc Company, Inc. ........................       29,212           993,208
  Paxar Corp. ....................................       52,252           440,876
  Regal Beloit Corp. .............................       23,600           486,750
  Robbins & Myers, Inc. ..........................       12,300           278,288
  Roper Industries, Inc. .........................       34,100         1,289,406
  Royal Appliance Manufacturing Co. (a)...........       20,300            98,963
  Specialty Equipment Co. (a).....................       20,900           500,294
  Speedfam-Ipec, Inc. ............................       32,800           424,350
  Toro Co. .......................................       14,500           541,031
                                                                   --------------
                                                                       13,188,401
                                                                   --------------
MEDIA -- 0.8%
  Catalina Marketing Corp. (a)....................       20,800         2,407,600
  Harman International ...........................       19,900         1,116,887
                                                                   --------------
                                                                        3,524,487
                                                                   --------------
METALS-FERROUS -- 0.5%
  Birmingham Steel Corp. .........................       24,600           130,688
  Commercial Metals Co. ..........................       16,400           556,575
  Material Sciences Corp. (a).....................       17,125           174,461
  Quanex Corp. ...................................       16,025           408,638
  Reliance Steel & Aluminum Co. ..................       31,200           731,250
  Steel Technologies, Inc. .......................       12,500    $      181,250
  WHX Corp. (a)...................................       16,100(c)        144,900
                                                                   --------------
                                                                        2,327,762
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B59

DECEMBER 31, 1999

                                                                       VALUE
COMMON STOCKS (CONTINUED)                             SHARES         (NOTE 2)
                                                     ----------    --------------
METALS-NON FERROUS -- 0.5%
  Amcast Industrial Corp. ........................       10,200           167,025
  AMCOL International Corp. ......................       30,050           484,556
  Brush Wellman, Inc. ............................       18,300           307,669
  Castle (A.M.) & Co. ............................       15,700           186,438
  Commonwealth Industries, Inc. ..................       17,900           232,700
  Hecla Mining Co. (a)............................       74,900           117,031
  IMCO Recycling, Inc. (a)........................       18,500           233,563
  RTI International Metals, Inc. .................       23,300           174,750
  Wolverine Tube, Inc. (a)........................       14,900           210,463
                                                                   --------------
                                                                        2,114,195
                                                                   --------------
MINERAL RESOURCES -- 0.4%
  Kronos, Inc. (a)................................       14,200           852,000
  Seacor Holdings (a).............................       13,600           703,800
                                                                   --------------
                                                                        1,555,800
                                                                   --------------
MISCELLANEOUS - BASIC INDUSTRY -- 1.1%
  Apogee Enterprises, Inc. .......................       31,200           157,950
  Brightpoint, Inc. ..............................       59,900(c)        786,188
  Cross (A.T.) Co. (Class "A" Stock) (a)..........       17,900            80,550
  Fossil, Inc. (a)................................       35,900           830,188
  Lawson Products, Inc. ..........................       11,600           268,250
  Libbey Inc. ....................................       18,300           526,125
  Scott Technologies, Inc. .......................       20,400           385,050
  Texas Industries, Inc. .........................       23,600         1,004,475
  Watsco, Inc. ...................................       32,200           372,313
  Watts Industries, Inc.
    (Class "A" Stock) ............................       29,700           438,075
                                                                   --------------
                                                                        4,849,164
                                                                   --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 1.0%
  Hughes Supply, Inc. ............................       26,350           568,172
  Philadelphia Suburban Corp. ....................       45,931           950,198
  Valassis Communications, Inc. (a)...............       63,300         2,674,425
                                                                   --------------
                                                                        4,192,795
                                                                   --------------
OIL & GAS -- 1.4%
  Benton Oil & Gas Co. (a)........................       33,200            64,325
  Cabot Oil & Gas Corp.
    (Class "A" Stock) ............................       27,800           446,538
  Cascade Natural Gas Corp. ......................       12,422           200,305
  Cross Timbers Oil Co. ..........................       54,775           496,398
  Newfield Exploration Co. (a)....................       46,650         1,247,887
  Northwest Natural Gas Co. ......................       28,100           616,444
  Piedmont Natural Gas Company, Inc...............       34,900         1,055,725
  Remington Oil & Gas Corp. ......................       23,900            92,613
  Southern Union Co. (a)..........................       19,239           367,946
  Southwest Gas Corp. ............................       34,500           793,500
  Vintage Petroleum, Inc. ........................       70,000           844,375
                                                                   --------------
                                                                        6,226,056
                                                                   --------------
OIL & GAS SERVICES -- 2.8%
  Atmos Energy Corp. .............................       34,900           713,269
  Barrett Resources Corp. (a).....................       36,510         1,074,763
  Cal Dive International, Inc. (a)................       17,400           576,375
  Connecticut Energy Corp. .......................       11,700           454,838
  Energen Corp. ..................................       33,500           605,094
  Friede Goldman Halter, Inc. (a).................       44,713           310,196
  HS Resources, Inc. (a)..........................       21,100           363,975
  Input/Output, Inc. (a)..........................       56,700    $      287,044
  KCS Energy, Inc. ...............................          900               731
  New Jersey Resources Corp. .....................       20,000           781,250
  Oceaneering International, Inc. (a).............       25,200           376,425
  Offshore Logistics, Inc. (a)....................       23,700           222,188
                                                                       VALUE
COMMON STOCKS (CONTINUED)                             SHARES         (NOTE 2)
                                                     ----------    --------------
  Plains Resources, Inc. (a)......................       19,000           237,500
  Pogo Producing Co. .............................       45,100           924,550
  Pride Petroleum Services, Inc. .................       63,100           922,838
  Public Service Company of North Carolina,
    Inc. .........................................       23,175           748,842
  Seitel, Inc. (a)................................       27,194           183,560
  Southwestern Energy Co. ........................       28,000           183,750
  St. Mary Land & Exploration Co. ................       12,500           309,375
  Stone Energy Corp. .............................       20,600           733,875
  Tuboscope Vetco Int'l., Inc. (a)................       49,800           790,575
  WICOR, Inc. ....................................       42,200         1,231,713
                                                                   --------------
                                                                       12,032,726
                                                                   --------------
PAPER & FOREST -- 0.7%
  Buckeye Technologies, Inc. .....................       39,700           590,538
  Caraustar Industries, Inc. .....................       28,100           674,400
  Pope & Talbot, Inc. ............................       16,825           269,200
  Schweitzer-Mauduit Int'l., Inc. ................       17,700           237,844
  Universal Forest Products, Inc. ................       23,300           343,675
  W.H. Brady Co. .................................       25,300           858,619
                                                                   --------------
                                                                        2,974,276
                                                                   --------------
PRECIOUS METALS -- 0.3%
  Coeur D'Alene Mines Corp. ......................       24,600(c)         84,563
  Stillwater Mining Co. (a).......................       42,400         1,351,500
                                                                   --------------
                                                                        1,436,063
                                                                   --------------
RAILROADS -- (E)
  RailTex, Inc. (a)...............................       10,400           185,900
                                                                   --------------
RESTAURANTS -- 1.6%
  Applebee's Int'l., Inc. ........................       32,100           946,950
  CEC Entertainment, Inc. ........................       30,575           867,566
  Cheesecake Factory (a)..........................       22,650           792,750
  CKE Restaurants, Inc. ..........................       58,412           343,171
  IHOP Corp. (a)..................................       22,400           373,800
  Jack in the Box Inc. (a)........................       43,000           889,563
  Landry's Seafood Restaurants, Inc. .............       28,800           250,200
  Luby's Cafeterias, Inc. ........................       25,100           285,513
  Ruby Tuesday, Inc. .............................       35,900           652,931
  Ryan's Family Steak Houses, Inc. (a)............       41,600           353,600
  Sonic Corp. (a).................................       21,025           599,213
  Taco Cabana (Class "A" Stock) (a)...............       15,000           121,875
  TCBY Enterprises, Inc. .........................       25,700            97,981
  Triarc Companies, Inc.
    (Class "A" Stock) (a).........................       28,700           527,363
                                                                   --------------
                                                                        7,102,476
                                                                   --------------
RETAIL -- 4.8%
  Ames Dept Stores, Inc. .........................       32,100           924,881
  Arctic Cat, Inc. ...............................       28,900           289,000
  Bombay Company, Inc. (a)........................       41,100           184,950
  Books-A-Million, Inc. (a).......................       20,200(c)        167,913
  Brown Shoe Company, Inc. .......................       20,450           288,856
  Building Materials Holding Corp. ...............       14,200           145,550
  Casey's General Stores, Inc. ...................       59,200           617,900
  Cash America International, Inc. ...............       28,743           280,244
RETAIL  (CONT'D.)
  Cato Corp. (Class "A" Stock) ...................       29,700    $      374,963
  Consolidated Products, Inc. ....................       32,882           332,933
  Copart, Inc. (a)................................       30,000         1,305,000
  Cost Plus, Inc. ................................       23,000           819,375
  Damark International, Inc. (a)..................        6,700           105,525
  Discount Auto Parts, Inc. (a)...................       18,700           337,769
  Dress Barn, Inc. (a)............................       22,300           370,738

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B60

DECEMBER 31, 1999

                                                                       VALUE
COMMON STOCKS (CONTINUED)                             SHARES         (NOTE 2)
                                                     ----------    --------------
  Footstar, Inc. .................................       24,100           735,050
  Goody's Family Clothing Inc. ...................       37,400           201,025
  Gottschalks, Inc. (a)...........................       14,100           104,869
  Group 1 Automotive, Inc. (a)....................       23,800           331,713
  Gymboree Corp. .................................       27,200           153,000
  J. Baker, Inc. .................................       15,800            94,800
  Jan Bell Marketing, Inc. (a)....................       27,600            79,350
  Jo-Ann Stores, Inc.(Class "A" Stock) ...........       20,500           230,625
  Just For Feet, Inc. ............................       34,000(c)         42,500
  Lillian Vernon Corp. ...........................       10,300           114,588
  Linens 'n Things, Inc. .........................       44,400         1,315,350
  Michaels Stores, Inc. (a).......................       32,300           920,550
  MicroAge, Inc. (a)..............................       23,000            80,500
  O'Reilly Automotive, Inc. (a)...................       56,900         1,223,350
  Oshkosh B' Gosh, Inc.
    (Class "A" Stock) ............................       17,200           362,275
  Panera Bread Company- CL A .....................       13,600           105,400
  Pier 1 Imports, Inc. ...........................      108,450           691,369
  Regis Corp. ....................................       43,400           819,175
  Russ Berrie & Company, Inc. ....................       23,400           614,250
  Shopko Stores, Inc. ............................       33,400           768,200
  Sports Authority, Inc. .........................       35,850            71,700
  Stein Mart, Inc. (a)............................       50,300           286,081
  Stride Rite Corp. ..............................       52,100           338,650
  Swiss Army Brands, Inc. (a).....................        8,800            62,700
  The Men's Wearhouse, Inc. ......................       47,050         1,382,094
  Wet Seal, Inc. (a)..............................       15,500           189,875
  Whole Foods Market, Inc. (a)....................       29,500         1,368,063
  Zale Corp. .....................................       40,900         1,978,538
                                                                   --------------
                                                                       21,211,237
                                                                   --------------
SEMICONDUCTORS -- 1.3%
  American Xtal Technology, Inc. (a)..............       21,000(c)        366,187
  Dallas Semiconductor Corp. .....................       32,500         2,094,219
  General Semiconductor, Inc. ....................       41,300           585,944
  Lattice Semiconductor Corp. (a).................       53,400         2,516,475
                                                                   --------------
                                                                        5,562,825
                                                                   --------------
SOFTWARE -- 6.1%
  BARRA, Inc. (a).................................       15,900           504,825
  Clarify, Inc (a)................................       26,100         3,288,600
  Concord Communications, Inc. (a)................       16,100           714,437
  HNC Software, Inc. .............................       27,200         2,876,400
  Hyperion Solutions Corp. .......................       34,570         1,503,795
  Macromedia Inc. ................................       54,000         3,948,750
  Mercury Interactive Corp. ......................       42,700         4,608,931
  National Instruments Corp. .....................       56,000         2,142,000
  Project Software &
    Development, Inc. (a).........................       23,800         1,320,900
  Remedy Corp. (a)................................       32,600         1,544,425
  THQ Inc. (a)....................................       20,750           481,141
  Verity, Inc. (a)................................       33,700         1,434,356
  Visio Corp. (a).................................       33,900         1,610,250
  Zixit Corp. ....................................       17,200           681,550
                                                                   --------------
                                                                       26,660,360
                                                                   --------------
TELECOMMUNICATIONS -- 3.5%
  Adaptive Broadband Corp. .......................       16,700    $    1,232,669
  Allen Telecom, Inc. ............................       31,000           358,438
  Aspect Telecommunications Corp. (a).............       53,400         2,089,275
  Centigram Communications Corp. (a)..............        6,700           112,225
  CommScope, Inc. ................................       57,000         2,297,813
  Digi International, Inc. (a)....................       16,700           174,306
  Digital Microwave Corp. (a).....................       71,800         1,682,813
  General Communication, Inc. ....................       56,500           247,188
                                                                       VALUE
COMMON STOCKS (CONTINUED)                             SHARES         (NOTE 2)
                                                     ----------    --------------
  InterVoice, Inc. (a)............................       35,900           834,675
  Network Equipment Technologies,
    Inc. (a)......................................       23,900           282,319
  P-COM, Inc. ....................................       72,200           638,519
  Plantronics, Inc. ..............................       18,800         1,345,375
  Powerwave Technologoies, Inc. ..................       22,500         1,313,438
  Proxim, Inc. (a)................................       12,900         1,419,000
  Symmetricom, Inc. (a)...........................       16,800           166,950
  Talk.com .......................................       68,900         1,222,975
                                                                   --------------
                                                                       15,417,978
                                                                   --------------
TEXTILES -- 0.7%
  Angelica Corp. .................................        9,700            94,575
  Ashworth, Inc. (a)..............................       15,800            65,175
  Cone Mills Corp. (a)............................       28,600           128,700
  Delta Woodside Industries, Inc. ................       26,600            49,875
  Dixie Group, Inc. ..............................       12,800            94,400
  G & K Services, Inc.
    (Class "A" Stock) ............................       23,100           747,863
  Guilford Mills, Inc. ...........................       24,837           180,068
  Haggar Corp. ...................................        8,000            91,000
  Hancock Fabrics ................................       21,400            66,875
  Hartmarx Corp. (a)..............................       34,300           139,344
  Kellwood Co. ...................................       31,175           605,964
  Nautica Enterprises, Inc. (a)...................       38,800           438,925
  Oxford Industries, Inc. ........................        9,000           178,313
  Pillowtex Corp. (a).............................       15,909(c)         98,437
                                                                   --------------
                                                                        2,979,514
                                                                   --------------
TOBACCO -- (E)
  DIMON, Inc. ....................................       49,975(c)        162,419
                                                                   --------------
TRUCKING/SHIPPING -- 2.6%
  Air Express International Corp. ................       37,700         1,218,181
  American Freightways, Inc. .....................       35,800           579,513
  Arkansas Best Corp. ............................       22,100           265,200
  Eagle USA Airfreight, Inc. (a)..................       17,000           733,125
  Expeditors International of Washington, Inc. ...       56,400         2,471,025
  Fritz Companies, Inc. (a).......................       40,900           429,450
  Frozen Food Express Industries, Inc. ...........       18,200            70,525
  Heartland Express, Inc. (a).....................       33,649           529,972
  Kirby Corp. (a).................................       27,500           563,750
  Landstar Systems, Inc. (a)......................       11,200           479,500
  M.S. Carriers, Inc. (a).........................       13,800           329,475
  Pittston Burlington Group ......................       23,375           248,359
  Rollins Truck Leasing Corp. ....................       64,400           768,775
  USFreightways Corp. ............................       29,700         1,421,888
  Werner Enterprises, Inc. .......................       53,212           748,294
  Yellow Corp. (a)................................       27,900           469,069
                                                                   --------------
                                                                       11,326,101
                                                                   --------------
UTILITY - ELECTRIC -- 0.8%
  Bangor Hydro-Electric Co. ......................        8,275           134,986
  Central Hudson Gas & Electric ..................       18,900           623,700
  Central Vermont Public Service .................       12,800           136,000
UTILITY - ELECTRIC (CONT'D.)
  Eastern Utilities Associates ...................       23,000    $      697,188
  Green Mountain Power Corp. .....................        5,900            43,881
  NorthWestern Corp. .............................       26,000           572,000
  TNP Enterprises, Inc. ..........................       15,100           622,875
  United Illuminating Co. ........................       16,125           828,422
                                                                   --------------
                                                                        3,659,052
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B61

DECEMBER 31, 1999

                                                                       VALUE
COMMON STOCKS (CONTINUED)                             SHARES         (NOTE 2)
                                                     ----------    --------------
UTILITY - WATER -- 0.5%
  American States Water Co. ......................       10,100           363,600
  Aquarion Co. ...................................       12,875           476,375
  United Water Resources, Inc. ...................       43,600         1,490,575
                                                                   --------------
                                                                        2,330,550
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $376,890,610)............................................     413,398,268
                                                                   --------------

RIGHTS -- (E)
  Talk.com (a)
    (cost $0) ....................................        3,205               -0-
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $376,890,610)............................................     413,398,268
                                                                   --------------

                                                     PRINCIPAL
                                                       AMOUNT
SHORT-TERM INVESTMENTS -- 7.2%                         (000)
                                                    ------------
COMMERCIAL PAPER -- 1.1%
  Market Street Fund,
    5.00%, 01/06/00 (d)...........................                $    5,000       4,997,917
                                                                              --------------
REPURCHASE AGREEMENT -- 5.1%
  Joint Repurchase Agreement Account
    2.875%, 01/03/00, (Note 5) ...................                    22,496      22,496,000
                                                                              --------------
TIME DEPOSITS -- 0.7%
  Banque Nationale de Paris,
    2.00%, 01/03/00 (d)...........................                     2,661       2,661,000
                                                                              --------------

                                                      MOODY'S     PRINCIPAL
                                                       RATING       AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D.)                    (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ----------  --------------
U.S. GOVERNMENT OBLIGATIONS -- 0.3%
  United States Treasury Bills,
    5.196%, 03/16/00(b)...........................       NR       $    1,350  $    1,335,489
                                                                              --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $31,490,406)........................................................      31,490,406
                                                                              --------------
TOTAL INVESTMENTS -- 101.7%
  (cost $408,381,016; Note 6)...............................................
                                                                                 444,888,674
VARIATION MARGIN ON OPEN FUTURES
  CONTRACTS (F).............................................................         145,400
LIABILITIES IN EXCESS OF OTHER ASSETS -- 1.7%...............................      (7,540,385)
                                                                              --------------
TOTAL NET ASSETS -- 100.0%..................................................  $  437,493,689
                                                                              ==============

The following abbreviations are used in portfolio descriptions:
  NR    -- Not Rated by Moody's or Standard & Poor's
  NV    -- Naamloze Vennootschap (Dutch Corporation)
  PLC   -- Public Limited Company (British Corporation)

(a)  Non-income producing security.

(b)  Security segregated as collateral for futures contracts.

(c) Portion or all of securities on loan with an aggregate market value of $7,228,728; Cash collateral of $7,616,100 was received with which the portfolio purchased securities.

(d) Represents security purchased with cash collateral received for securities on loan.

(e)  Represents less than 0.05%.

(f)  Open futures contracts as of December 31, 1999 are as follows:

      NUMBER OF                           EXPIRATION   VALUE AT         VALUE AT
      CONTRACTS              TYPE            DATE     TRADE DATE   DECEMBER 31, 1998    APPRECIATION
Long Positions:
         97            MidCap 400 Index    Mar 00     $21,006,325      $21,783,775       $  777,450
                       Russell 2000
          2            Index               Mar 00         482,750          509,950           27,200
                                                                                         ----------
                                                                                         $  804,650
                                                                                         ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B62

                                GLOBAL PORTFOLIO
DECEMBER 31, 1999

LONG-TERM INVESTMENTS -- 94.6%
                                                                       VALUE
COMMON STOCKS                                          SHARES        (NOTE 2)
                                                    -------------  --------------
AUSTRALIA -- 3.2%
  Brambles Industries, Ltd. ......................        329,600  $    9,121,618
  Broken Hill Proprietary Co., Ltd. ..............      1,367,850      17,982,536
  Commonwealth Bank of Australia .................        827,800      14,265,568
                                                                   --------------
                                                                       41,369,722
                                                                   --------------
FINLAND -- 2.7%
  Nokia Corp.(a)..................................        190,700      34,583,439
                                                                   --------------
FRANCE -- 6.6%
  Carrefour SA ...................................         38,400       7,083,771
  Havas Advertising SA ...........................          4,400       1,875,159
  Lafarge SA .....................................         98,231      11,440,668
  Legrand SA .....................................         61,600      14,665,248
  Publicis SA ....................................          4,984       1,883,017
  Suez Lyonnaise des Eaux(a)......................         69,500      11,140,379
  Thomson Multimedia .............................        267,148      14,399,609
  Total SA .......................................        173,090      23,106,429
                                                                   --------------
                                                                       85,594,280
                                                                   --------------
FEDERAL REPUBLIC OF GERMANY -- 3.7%
  Deutsche Telekom Ag ............................        187,550      13,359,231
  Mannesmann Ag ..................................         99,400      23,984,843
  Siemens Ag .....................................         80,800      10,281,576
                                                                   --------------
                                                                       47,625,650
                                                                   --------------
IRELAND -- 0.3%
  Bank of Ireland ................................        582,200       4,633,875
                                                                   --------------
ITALY -- 1.3%
  Unicredito Italiano SpA ........................      3,589,200      17,646,658
                                                                   --------------
JAPAN -- 18.3%
  CSK Corporation ................................        193,000      31,329,945
  Fuji Bank ......................................      1,326,000      12,876,179
  Fujitsu Limited ................................        828,000      37,732,057
  Honda Motor Co., Ltd. ..........................        260,000       9,661,647
  Nippon Telegraph & Telephone Corp.(a)...........          1,204      20,604,343
  NTT Data Corp ..................................          1,031      23,693,038
  NTT Mobile Communication Network, Inc. .........            904      34,742,032
  Softbank Corp. .................................         42,000      40,168,201
  Sony Corp. .....................................         66,600      19,733,817
  Sony Corp., (ADR) ..............................         27,100       7,716,725
                                                                   --------------
                                                                      238,257,984
                                                                   --------------
MEXICO -- 1.1%
  Telefonos de Mexico, SA (ADR) (Class L
    Shares) ......................................        128,100      14,411,250
                                                                   --------------
NETHERLANDS -- 2.1%
  ING Groep N.V. .................................        267,500      16,154,202
  Vendex KBB N.V. ................................        410,600      10,921,137
                                                                   --------------
                                                                       27,075,339
                                                                   --------------
SINGAPORE -- 0.7%
  Development Bank of Singapore Ltd ..............        678,800       5,135,322
  Singapore Airlines Ltd .........................        340,000       3,858,301
                                                                   --------------
                                                                        8,993,623
                                                                   --------------
SPAIN -- 3.3%
  Banco Santander SA .............................      1,530,100      17,327,309
  Telefonica SA ..................................        969,408      24,221,624
  Terra Networks SA ..............................         26,800       1,464,804
                                                                   --------------
                                                                       43,013,737
                                                                   --------------
                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
SWEDEN -- 3.8%
  Hennes & Mauritz AB ............................        839,400  $   28,111,850
  Nordbanken Holding AB ..........................      1,292,800       7,595,860
  Skanska AB (Class "B" Shares) ..................        354,000      13,186,760
                                                                   --------------
                                                                       48,894,470
                                                                   --------------
UNITED KINGDOM -- 9.7%
  Alliance and Leicester PLC .....................        581,400       7,573,142
  Bank of Scotland ...............................      1,144,600      13,316,431
  Canary Wharf Group PLC .........................      1,302,200       8,112,293
  GKN PLC ........................................        973,300      15,969,447
  Glaxo Wellcome PLC .............................        503,900      14,301,420
  Hays PLC(a).....................................      1,717,500      27,457,367
  Siebe PLC(a)....................................      2,511,500      13,301,409
  Vodafone AirTouch PLC ..........................      5,209,000      26,010,063
                                                                   --------------
                                                                      126,041,572
                                                                   --------------
UNITED STATES -- 37.8%
  Agency.com Limited .............................          9,400         479,400
  Alcoa Inc. .....................................         94,000       7,802,000
  AT&T Corp. .....................................        186,200       9,449,650
  Atmel Corp.(a)..................................        719,800      21,279,087
  Citigroup Inc. .................................        388,200      21,569,362
  Electronic Arts, Inc.(a)........................        323,400      27,165,600
  Fox Entertainment Group, Inc. (Class "A"
    Stock)(a).....................................        459,400      11,456,288
  Freemarkets, Inc. ..............................            100          34,131
  Intertrust Technologies Corp. ..................         34,000       3,999,250
  MCI WorldCom, Inc.(a)...........................        327,900      17,399,194
  Mead Corp. .....................................        290,200      12,605,562
  Mediaone Group, Inc.(a).........................         87,500       6,721,094
  Microsoft Corp.(a)..............................        118,200      13,799,850
  Omnicom Group, Inc. ............................        114,600      11,460,000
  Ondisplay, Inc. ................................         62,700       5,697,863
  OpenTV Corp ....................................         17,200       1,380,300
  Oracle Systems Corp.(a).........................        405,200      45,407,725
  PMC-Sierra, Inc.(a).............................        336,900      54,009,281
  Portal Software, Inc. ..........................         84,300       8,672,363
  Priceline.com Inc.(a)...........................         30,700       1,454,413
  Quest Software Inc. ............................         36,400       3,712,800
  Red Hat Inc. ...................................         38,900       8,217,625
  SCI Systems, Inc.(a)............................        198,700      16,330,656
  Seagate Technology, Inc.(a).....................        322,800      15,030,375
  Solectron Corp.(a)..............................        356,500      33,912,062
  Texas Instruments, Inc. ........................        292,200      28,306,875
  The Williams Companies, Inc. ...................        135,900       4,153,444
  Time Warner, Inc. ..............................        402,700      29,170,581
  United Parcel Service, Inc. (Class B) ..........        124,500       8,590,500
  UnitedGlobalCom, Inc. (Class A) ................         96,900       6,843,563
  USA Networks, Inc.(a)...........................        468,400      25,879,100
  USWeb Corp. ....................................        125,500       5,576,906
  Wells Fargo & Co. ..............................        410,100      16,583,419
  Wendys International, Inc. .....................        301,800       6,224,625
                                                                   --------------
                                                                      490,374,944
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $677,017,960)............................................   1,228,516,543
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B63

DECEMBER 31, 1999

                                                      PRINCIPAL
                                                       AMOUNT          VALUE
SHORT-TERM INVESTMENTS -- 3.7%                          (000)        (NOTE 2)
                                                    -------------  --------------
U. S. GOVERNMENT SECURITIES -- 1.3%
  UNITED STATES TREASURY BILLS,
    5.59%, 08/17/00 ..............................  $       5,310  $    5,122,028
    5.61%, 08/17/00 ..............................         11,800      11,378,907
                                                                   --------------
                                                                       16,500,935
                                                                   --------------
TOTAL U. S. GOVERNMENT SECURITIES
  (cost $16,500,935).............................................      16,500,935
                                                                   --------------
REPURCHASE AGREEMENT -- 2.4%
  Joint Repurchase Agreement Account, 2.875%,
    01/03/00 (cost $30,645,000; Note 5)...........         30,645      30,645,000
                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $47,145,935).............................................      47,145,935
                                                                   --------------
TOTAL INVESTMENTS -- 98.3%
  (cost $724,163,895; Note 6)....................................   1,275,662,478

ASSETS IN EXCESS OF OTHER
  LIABILITIES -- 1.7%............................................      22,651,610
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $1,298,314,088
                                                                   ==============

The following abbreviations are used in portfolio descriptions:
  AB    Aktiebolag (Swedish Stock Company)
  ADR   American Depository Receipt
  AG    Aktiengesellschaft (German Stock Company)
  N.V.  Naamloze Vennootschap (Dutch Corporation)
  PLC   Public Limited Company (British Corporation)
  SA    Sociedad Anomia (Spanish Corporation) or Societe Anonyme (French
        Corporation)

(a)  Non-income producing security.

The industry classification of portfolio of holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 1999 were as follows:

Computer Software & Services                                17.0%
Telecommunications                                          16.5%
Electronics                                                 15.1%
Commercial Banking                                          10.0%
Media                                                        6.1%
Diversified Operations                                       5.4%
Retail                                                       4.2%
Oil & Gas Services                                           2.1%
Telephones                                                   2.1%
Automobiles & Manufacturing                                  2.0%
Banks                                                        1.9%
Machinery                                                    1.9%
Advertising                                                  1.1%
Electrical Equipment                                         1.1%
Pharmaceuticals                                              1.1%
Construction                                                 1.0%
Paper                                                        1.0%
Building Materials & Components                              0.9%
Diversified Manufacturing                                    0.8%
Commercial Services                                          0.7%
Transportation                                               0.7%
Aluminum                                                     0.6%
Real Estate-Development                                      0.6%
Professional Services                                        0.4%
Airlines                                                     0.3%
Repurchase Agreement                                         2.4%
U.S. Government Securities                                   1.3%
                                                          ------
                                                            98.3%
Other assets in excess of liabilities                        1.7%
                                                          ------
                                                           100.0%
                                                          ======

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B64

                          NATURAL RESOURCES PORTFOLIO
DECEMBER 31, 1999

LONG-TERM INVESTMENTS -- 98.7%
                                                                       VALUE
COMMON STOCKS -- 98.5%                                 SHARES        (NOTE 2)
                                                    -------------  --------------
ALUMINUM -- 1.4%
  Comalco Ltd., ADR (Australia) ..................        134,900  $    3,928,032
                                                                   --------------
CHEMICALS
  Agrium, Inc. ...................................            503           3,900
                                                                   --------------
EXPLORATION & PRODUCTION -- 11.0%
  Big Bear Exploration, Ltd. (a) .................        520,500          46,843
  Brigham Exploration Co. (a) ....................         93,200         142,712
  Fx Energy, Inc. (a) ............................        112,000         602,000
  Miller Exploration Co. (a) .....................        102,200         111,781
  Newfield Exploration Co. (a) ...................        370,900       9,921,575
  Nuevo Energy Co. (a) ...........................        363,100       6,808,125
  Pennaco Energy, Inc. (a) .......................         74,500         596,000
  Pioneer Natural Resources Co. ..................        387,360       3,462,030
  Ranger Oil, Ltd. ...............................        646,946       2,015,408
  Swift Energy Co. (a) ...........................        123,400       1,419,100
  Talisman Energy, Inc. (a) ......................        150,440       3,858,908
  Tom Brown, Inc. (a) ............................        210,300       2,812,762
                                                                   --------------
                                                                       31,797,244
                                                                   --------------
FOREST PRODUCTS -- 5.6%
  Boise Cascade Corp. ............................        149,000       6,034,500
  Champion International Corp. ...................        130,200       8,064,262
  Fletcher Challenge, Ltd., ADR (New Zealand) ....        317,000       1,188,750
  Timberwest Forest Corp. ........................        146,300         962,167
                                                                   --------------
                                                                       16,249,679
                                                                   --------------
GOLD -- 12.9%
  Agnico-Eagle Mines, Ltd. .......................        339,300       2,502,337
  Anglogold Ltd., ADR (Canada) ...................        167,276       4,296,902
  Avgold, Ltd. (a), ADR (South Africa) ...........        138,700         950,095
  Battle Mountain Gold Corp. .....................        116,800         240,900
  Bema Gold Corp. (a) ............................        514,700         321,687
  Cambior, Inc. ..................................        499,000         696,184
  Coeur d'Alene Mines Corp. (a)...................         68,525         235,555
  Durban Roodeport Deep, ADR (South Africa) ......        127,700         227,466
  Francisco Gold Corp. (a) .......................         84,000         340,187
  Gold Fields, (South Africa) ....................        150,343         725,407
  Golden Star Resources (a) ......................        248,600         233,062
  Greenstone Resources, Ltd. (a) .................        353,500          25,696
  Harmony Gold Mining, ADR (South Africa) ........        517,900       3,253,059
  Iamgold International Mining (a), (South
    Africa) ......................................        731,500       1,645,812
  International Pursuit Corp. (a) ................        264,000          32,897
  Kinross Gold Corp. .............................        732,700       1,359,388
  Meridian Gold, Inc. (a) ........................        538,300       3,652,018
  Newmont Mining Corp. ...........................        564,507      13,830,422
  Repadre Capital Corp. (a) ......................      1,341,700       1,811,225
  TVX Gold, Inc. (a) .............................        419,100         340,519
  Western Areas Gold Mining Co., Ltd. (a), ADR
    (South Africa) ...............................        152,100         562,770
                                                                   --------------
                                                                       37,283,588
                                                                   --------------
METALS-NON FERROUS -- 9.4%
  Anaconda Nickel Ltd. (a) .......................        781,000       1,354,629
  Apex Silver Mines, Ltd. (a) ....................        502,500       5,998,594
  Atna Resources, Ltd. (a) .......................        255,000         114,746
  Cameco Corp. ...................................        219,400       3,336,137
  Freeport-McMoRan Copper & Gold, Inc. (a), (Class
    "A" Stock) ...................................        375,400       6,968,363
  Inco Ltd. ......................................        175,200       4,117,200
  Kaiser Aluminum Corp. ..........................        704,600       5,416,613
  Rio Tinto Ltd., ADR (Australia) ................              1              86
                                                                   --------------
                                                                       27,306,368
                                                                   --------------
MINERAL RESOURCES -- 0.9%
  Burlington Resources, Inc. .....................         78,250       2,587,141
                                                                   --------------
                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES        (NOTE 2)
                                                    -------------  --------------
OIL & GAS EXPLORATION & PRODUCTION -- 17.2%
  Alberta Energy Co., Ltd., ADR (Canada) .........        325,300  $   10,165,927
  Beau Canada Exploration, Ltd. (a), (Class "A"
    Stock), (Canada) .............................        754,800         888,307
  Crester Energy, Inc. (a), ADR (Canada)(b).......        434,800       5,974,926
  Cross Timbers Oil Co. ..........................        300,200       2,720,563
  Dynegy, Inc. ...................................        368,545       8,960,250
  Maverick Tube Corp. (a) ........................        294,000       7,258,125
  Noble Affiliates, Inc. .........................        113,500       2,433,156
  Rio Alto Exploration, Ltd. (a), (Canada) .......        250,400       3,536,282
  Western Gas Resources, Inc. ....................        600,200       7,915,138
                                                                   --------------
                                                                       49,852,674
                                                                   --------------
OIL & GAS SERVICES -- 15.9%
  B.J. Services Co. (a) ..........................        273,600      11,439,900
  Bouyges Offshore, SA, ADR (France) .............        159,500       2,930,813
  Devon Energy Corp. .............................        148,900       4,895,088
  Kinder Morgan, Inc. ............................        374,400       7,558,200
  Marine Drilling Co., Inc. (a) ..................        121,300       2,721,669
  Smith International, Inc. (a) ..................        226,300      11,244,281
  Stolt Comex Seaway (a), SA .....................         31,700         350,681
  Tesco Corp. (a) ................................        210,600       1,341,308
  Transcoastal Marine Svcs. (a) ..................        230,800         663,550
  Weatherford International (a) ..................         73,600       2,939,400
                                                                   --------------
                                                                       46,084,890
                                                                   --------------
PLATINUM -- 24.2%
  Anglo American Platinum, Ltd., ADR (South
    Africa) ......................................        576,569      17,556,526
  Impala Platinum Holdings, Ltd. .................        607,600      24,607,800
  Stillwater Mining Co. (a) ......................        876,450      27,936,844
                                                                   --------------
                                                                       70,101,170
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $256,303,474)............................................     285,194,686
                                                                   --------------
PREFERRED STOCK -- 0.2%
GOLD
  Hecla Mining Co. (Cum. Conv.) 7.0% Series B
    (cost $806,140) ..............................         16,700         398,712
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $257,109,614)............................................     285,593,398
                                                                   --------------

                                                                  PRINCIPAL
                                                                   AMOUNT        VALUE
SHORT-TERM INVESTMENT -- 1.4%                                       (000)      (NOTE 2)
                                                                  ---------  --------------
REPURCHASE AGREEMENT
  Joint Repurchase Agreement
    Account 2.875%, 01/03/00
    (cost $4,105,000; Note 5).....................                $   4,105       4,105,000
                                                                             --------------
TOTAL INVESTMENTS -- 100.1%
  (cost $261,214,614; Note 6)..............................................     289,698,398
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.1%).........................................................        (223,537)
                                                                             --------------
TOTAL NET ASSETS -- 100.0%.................................................  $  289,474,861
                                                                             ==============

The following abbreviations are used in portfolio descriptions:
  ADR   American Depository Receipt
  SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)

(a)  Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B65

                      NOTES TO THE FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.

NOTE 1:  GENERAL

The Prudential Series Fund, Inc. ("Series Fund"), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of seventeen Portfolios ("Portfolio" or "Portfolios"), each with a separate series of capital stock. The information presented in these financial statements pertains to only fifteen Portfolios: Money Market Portfolio, Diversified Bond Portfolio, Government Income Portfolio, Zero Coupon Bond 2000 Portfolio, Zero Coupon Bond 2005 Portfolio, Conservative Balanced Portfolio, Flexible Managed Portfolio, High Yield Bond Portfolio, Stock Index Portfolio, Equity Income Portfolio, Equity Portfolio, Prudential Jennison Portfolio, Small Capitalization Stock Portfolio, Global Portfolio and Natural Resources Portfolio. The ability of the issuers of the securities held by the Money Market Portfolio to meet their obligations may be affected by economic developments in a specific industry or region.

NOTE 2:  ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Series Fund and the Portfolios in preparation of its financial statements.

SECURITIES VALUATION: Equity securities traded on an exchange or NASDAQ (whether domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded, or if there is not a sale, at the mean of the last reported bid and asked prices or at the bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are valued by an independent pricing agent or a principal market maker. Debt securities, in general, are valued using an independent pricing service or a principal market maker. Options on stock or stock indices are valued at the average of the last reported bid and asked prices on the exchange on which they are traded. Futures contracts and options on futures contracts are valued at the last reported sale price, or if there is not a sale, at the mean between the last reported bid and asked prices on the commodity exchange or the board of trade on which they are traded. Any security for which a reliable market quotation is unavailable is valued at fair value by The Prudential Insurance Company of America ("The Prudential") under the direction of the Series Fund's Board of Directors.

The Money Market, Conservative Balanced and Flexible Managed Portfolios use amortized cost to value short-term securities. Short-term securities that are held in the other Portfolios which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost.

The High Yield Bond Portfolio may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law ("restricted securities"). Certain issues of restricted securites held by the High Yield Bond Portfolio at December 31, 1999 include registration rights, none of which are currently under contract to be registered. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Series Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited.

FOREIGN CURRENCY TRANSLATION: The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities - at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Series Fund does not isolate that portion of the results of operations arising as a

                                       C1
result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal year. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, these realized and unrealized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Series Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

FORWARD CURRENCY CONTRACTS: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain portfolios of the Series Fund may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currencies. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

SHORT SALES: Certain portfolios of the Series Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the buyer. The proceeds of the short sale will be retained by the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

OPTIONS: The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund's principal reason for writing options is to realize, through receipts of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sales or the cost of the purchase in determining whether the Series Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

The Series Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

FINANCIAL FUTURES CONTRACTS: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures

                                       C2
contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

SECURITIES LENDING: The Series Fund (excluding the Money Market Portfolio) may lend its portfolio securities to broker-dealers, qualified banks and certain institutional investors. The loans are secured by collateral in an amount equal to at least the market value at all times of the loaned securities plus any accrued interest and dividends. During the time the securities are on loan, the Series Fund will continue to receive the interest and dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Loans are subject to termination at the option of the borrower or the Series Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Series Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Series Fund bears the risk of delay in recovery of , or even loss of rights in, the securities loaned should the borrower of the securities fail financially. Prudential Securities Incorporated ("PSI") is the securities lending agent for the Series Fund. PSI is an indirect, wholly owned subsidiary of The Prudential. For the year ended December 31, 1999 PSI has been compensated by the following amounts:

Government Income Portfolio............  $       758
Conservative Balanced Portfolio........      485,395
Flexible Managed Portfolio.............      468,004
High Yield Portfolio...................       25,258
Equity Income Portfolio................      119,198
Small Capitalization Stock Portfolio...       26,445
                                         -----------
                                         $ 1,125,058

SWAPS: Certain portfolios of the Series Fund may enter into swap agreements. A swap agreement is an agreement between two parties to exchange a series of cash flows at specified intervals. Based on a notional amount, each party pays an interest rate or the change in the value of a security. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the termination date of the swap and is equal to the difference between a Portfolio's basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Portfolio may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium is recorded on the accrual basis. Certain portfolios own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their costs. These estimates are adjusted when the actual amounts are known. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Series Fund expenses are allocated to the respective Portfolios on the basis of relative net assets except for Portfolio specific expenses which are attributable directly at a Portfolio or Class level.

For Portfolios with multiple classes and shares, net investment income, other than administration and distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

                                       C3

CUSTODY FEE CREDITS: The Series Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying statement of operations.

TAXES: For federal income tax purposes, each portfolio in the Series Fund is treated as a separate taxpaying entity. It is the intent of each Portfolio of the Series Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund's understanding of the applicable country's tax rules and regulations.

DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the same Portfolio. The Money Market Portfolio will declare and reinvest dividends from net investment income and net realized capital gain (loss) daily. The Conservative Balanced, Stock Index, Equity Income, Equity, Prudential Jennison and Natural Resources Portfolios will declare and distribute dividends from net investment income, if any, quarterly and distributions from net capital gains, if any, at least annually. The Diversified Bond, Government Income, Zero Coupon Bond 2000, Zero Coupon Bond 2005, Flexible Managed, High Yield, Small Capitalization Stock and Global Portfolios will declare and distribute dividends from net investment income and distributions from net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Series Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gains, and Return of Capital Distributions by Investment Companies. As a result of this statement, the Series Fund changed the classification of distributions to shareholders to disclose the amounts of undistributed net investment income and accumulated net realized gain (loss) on investments available for distributions determined in accordance with income tax regulations. For the year ended December 31, 1999 the application of this statement increased (decreased) undistributed net investment income ("UNI") and accumulated net realized gains (losses) on investments ("G/L") by the following amounts:

                                             UNI            G/L
                                         ------------  -------------
Equity Portfolio (a)...................  $  (140,882)  $    140,882
Global Portfolio (a)(b)................   10,630,256    (10,630,256)
Natural Resources Portfolio (b)........      453,491       (453,491)

      (a) Reclassification of net foreign currency gain (loss).

      (b) Reclassification of passive foreign investment companies' gains.

Net investment income, net realized gains and net assets were not affected by these reclassifications.

NOTE 3:  AGREEMENTS

The Series Fund has an investment advisory agreement with The Prudential. Pursuant to this agreement The Prudential has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. The Prudential has entered into a service agreement with The Prudential Investment Corporation ("PIC"), which provides that PIC will furnish to The Prudential such services as The Prudential may require in connection with the performance of its obligations under the investment advisory agreement with the Series Fund. In addition, The Prudential has entered into a subadvisory agreement with Jennison Associates LLC ("Jennison"), under which Jennison furnishes investment advisory services in connection with the management of the Prudential Jennison Portfolio. The Prudential pays for the cost of PIC's and Jennison's services, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses.

                                       C4

The investment advisory fee paid to The Prudential is computed daily and payable quarterly, at the annual rates specified below, of the value of each of the Portfolio's average daily net assets.

                 Fund                    Investment Advisory Fee
                 ----                    -----------------------
Money Market Porfolio..................           0.40%
Diversified Bond Portfolio.............           0.40
Government Income Portfolio............           0.40
Zero Coupon Bond 2000 Portfolio........           0.40
Zero Coupon Bond 2005 Portfolio........           0.40
Conservative Balanced Portfolio........           0.55
Flexible Managed Portfolio.............           0.60
High Yield Bond Portfolio..............           0.55
Stock Index Portfolio..................           0.35
Equity Income Portfolio................           0.40
Equity Portfolio.......................           0.45
Prudential Jennison Portfolio..........           0.60
Small Capitalization Stock Portfolio...           0.40
Global Portfolio.......................           0.75
Natural Resources Portfolio............           0.45

The Prudential compensates Jennison for its services as follows: 0.75% on the first $10 million of the Prudential Jennison Portfolio's average daily net assets, 0.50% on the next $30 million, 0.35% on the next $25 million, 0.25% on the next $335 million, 0.22% on the next $600 million and 0.20% thereafter.

The Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS") which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund's Class II shares pursuant to a plan of distribution (the "Class II Plan"), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable quarterly. No distribution or service fees are paid to PIMS as distributor for Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensates PIMS for distribution-related activities at an annual rate of .25% of the average daily net assets of the Class II shares.

The Series Fund has an administration agreement with Prudential Investments Fund Management LLC ("PIFM") which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PIFM is accrued daily and payable quarterly, at the annual rate of .15% of the average daily net assets of the Class II shares.

The Prudential has agreed to reimburse each Portfolio (other than the Global Portfolio), the portion of the investment advisory fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes and brokerage commissions) exceeds 0.75% of the Portfolio's average daily net assets. No reimbursement was required for the year ended December 31, 1999.

PIC, PIMS, PIFM and Jennison are wholly-owned subsidiaries of The Prudential.

As of March 11, 1999, the Series Fund, along with other affiliated registered investment companies (the "Funds"), has a syndicated credit agreement ("SCA") with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. The Funds pays a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid on a pro rata basis by the Funds. Interest on any such borrowings outstanding will be at market rates. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Series Fund had a credit agreement with a maximum commitment of $250,000,000. The commitment fee was .055 of 1% on the unused portion of the facility. The Series Fund did not borrow any amounts pursuant to either agreement during the year ended December 31, 1999 The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

NOTE 4:  OTHER TRANSACTIONS WITH AFFILIATES

Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, began serving as the Series Fund's transfer agent on March 14, 1999. Transfer agent fees and expenses in the statements of operations include certain out-of-pocket expense paid to nonaffiliates. During the period March 14, 1999

                                       C5
through December 31, 1999, the Series Fund incurred fees for the services of PMFS and as of December 31, 1999 fees were due to PMFS as follows:

                                          Amount Incurred
                                              for the          Amount Due
                                            Year Ended            as of
                                         December 31, 1999  December 31, 1999
                                         -----------------  -----------------
Money Market Porfolio..................      $  8,000            $   800
Diversified Bond Portfolio.............         8,100                800
Government Income Portfolio............         6,100                600
Zero Coupon Bond 2000 Portfolio........         1,700                200
Zero Coupon Bond 2005 Portfolio........         2,300                200
Conservative Balanced Portfolio........         7,700                700
Flexible Managed Portfolio.............         8,000                800
High Yield Bond Portfolio..............         8,000                800
Stock Index Portfolio..................         8,200                800
Equity Income Portfolio................         7,800                800
Equity Portfolio.......................         8,400                800
Prudential Jennison Portfolio..........         7,800                800
Small Capitalization Stock Portfolio...         6,800                600
Global Portfolio.......................         7,800                800
Natural Resources Portfolio............         5,800                600
                                             --------            -------
                                             $102,500            $10,100

For the year ended December 31, 1999, PSI earned $592,968 in brokerage commissions from transactions executed on behalf of the Series Fund as follows:

                 Fund                    Commission
                 ----                    ----------
Conservative Balanced Portfolio........   $  2,600
Flexible Managed Portfolio.............     10,257
Equity Income Portfolio................     69,381
Equity Portfolio.......................    319,224
Prudential Jennison Portfolio..........    188,075
Natural Resources Portfolio............      3,431
                                          --------
                                          $592,968

NOTE 5:  JOINT REPURCHASE AGREEMENT ACCOUNT

The Series Fund may transfer uninvested cash balances into a single joint repurchase agreement account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Government obligations. The Series Fund's undivided interest in the joint repurchase agreement account represented $744,612,000 as of December 31, 1999. The Portfolios of the Series Fund with cash invested in the joint accounts had the following principal amounts and percentage participation in the account:

                                           Principal    Percentage
                                            Amount       Interest
                                         -------------  ----------
Diversified Bond Portfolio.............  $ 39,380,000       5.29%
Government Income Portfolio............    12,843,000       1.73
Zero Coupon Bond 2000 Portfolio........       474,000       0.06
Zero Coupon Bond 2005 Portfolio........       536,000       0.07
Conservative Balanced Portfolio........    87,560,000      11.76
Flexible Managed Portfolio.............   164,437,000      22.08
High Yield Bond Portfolio..............    38,984,000       5.24
Stock Index Portfolio..................    60,195,000       8.08
Equity Income Portfolio................    37,352,000       5.02
Equity Portfolio.......................   106,923,000      14.36
Prudential Jennison Portfolio..........   121,024,000      16.25
Small Capitalization Stock Portfolio...    22,496,000       3.02
Global Portfolio.......................    30,645,000       4.12
Natural Resources Portfolio............     4,105,000       0.55
All Other Portfolios...................    17,658,000       2.37
                                         ------------     ------
                                         $744,612,000     100.00%

As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

                                       C6

ABN AMRO, Inc., 2.75%, in the principal amount of $210,000,000, repurchase price $210,048,125, due 1/3/00. The value of the collateral including accrued interest was $214,200,332.

Bear, Stearns & Co., Inc., 2.75%, in the principal amount of $210,000,000, repurchase price $210,048,125, due 1/3/00. The value of the collateral including accrued interest was $214,345,594.

Lehman Brothers, Inc., 2.50%, in the principal amount of $100,000,000, repurchase price $100,020,833, due 1/3/00. The value of the collateral including accrued interest was $101,984,334.

Morgan (J.P.) Securities, Inc., 4.50%, in the principal amount of $114,612,000, repurchase price $114,654,980, due 1/3/00. The value of the collateral including accrued interest was $117,037,615.

Salomon Smith Barney, Inc., 2.00%, in the principal amount of $110,000,000, repurchase price $110,018,333, due 1/3/00. The value of the collateral including accrued interest was $112,554,452.

NOTE 6:  PORTFOLIO SECURITIES

The aggregate cost of purchases and the proceeds from the sales of securities (excluding short-term issues) for the year ended December 31, 1999 were as follows:

Cost of Purchases:

                                                                                      ZERO               ZERO
                                             DIVERSIFIED        GOVERNMENT           COUPON             COUPON
                                                BOND              INCOME              2000               2005
                                           ---------------    ---------------    ---------------    ---------------
Government Securities..................    $ 1,032,602,727    $   400,681,926    $     1,453,048    $     8,394,422
Non-Government Securities..............    $ 1,163,102,559           0                  0                  0

                                                                                    HIGH
                                          CONSERVATIVE         FLEXIBLE             YIELD
                                            BALANCED            MANAGED             BOND
                                         ---------------    ---------------    ---------------
Government Securities..................  $ 2,149,354,256    $ 1,633,799,829           0
Non-Government Securities..............  $ 2,569,102,770    $ 1,933,267,104    $   475,211,435

                                                STOCK             EQUITY                              PRUDENTIAL
                                                INDEX             INCOME             EQUITY            JENNISON
                                           ---------------    ---------------    ---------------    ---------------
Government Securities..................           0                  0                  0                  0
Non-Government Securities..............    $   503,214,225    $   329,424,255    $   520,771,256    $ 1,802,534,059

                                              SMALL
                                         CAPITALIZATION                            NATURAL
                                              STOCK             GLOBAL            RESOURCES
                                         ---------------    ---------------    ---------------
Government Securities..................         0           $    74,089,245           0
Non-Government Securities..............  $   144,673,665    $   644,610,288    $    67,006,395

Proceeds from Sales:

                                                                                      ZERO               ZERO
                                             DIVERSIFIED        GOVERNMENT           COUPON             COUPON
                                                BOND              INCOME              2000               2005
                                           ---------------    ---------------    ---------------    ---------------
Government Securities..................    $ 1,023,069,086    $   456,891,636    $     1,834,832    $     6,599,853
Non-Government Securities..............    $   945,723,708           0                  0                  0

                                                                                    HIGH
                                          CONSERVATIVE         FLEXIBLE             YIELD
                                            BALANCED            MANAGED             BOND
                                         ---------------    ---------------    ---------------
Government Securities..................  $ 2,058,784,264    $ 1,439,490,453           0
Non-Government Securities..............  $ 3,179,565,912    $ 2,423,290,053    $   436,350,631

                                                STOCK             EQUITY                              PRUDENTIAL
                                                INDEX             INCOME             EQUITY            JENNISON
                                           ---------------    ---------------    ---------------    ---------------
Government Securities..................           0                  0                  0                  0
Non-Government Securities..............    $    75,111,780    $   614,171,048    $ 1,308,865,108    $ 1,035,995,886

                                              SMALL
                                         CAPITALIZATION                            NATURAL
                                              STOCK             GLOBAL            RESOURCES
                                         ---------------    ---------------    ---------------
Government Securities..................         0           $    74,099,000           0
Non-Government Securities..............  $   113,875,470    $   623,485,896    $   112,570,992

The High Yield Portfolio entered into written call options as follows:

                                         Contracts  Premiums
                                         ---------  ---------
Balance as of December 31, 1998........      0       $     0
Options written........................     34        68,000
                                            --       -------
Balance as of December 31, 1999........     34       $68,000

The Global Portfolio entered into 3 swap agreements with Merrill Lynch International. The Portfolio receives the change in the market value of shares of Taiwan Semiconductor including dividends and the Portfolio pays 3 month LIBOR plus 0.75% based on the value of the shares of Taiwan Semiconductor on the date the contract was entered into. In addition, the Portfolio will pay a fee at termination of the swap equal to the number of shares of Taiwan Semiconductor times the market price on termination date times 0.0075. Details of the swap agreements are as follows:

 Open Date   Termination Date      Shares       Current Value  Current Basis  Appreciation
 ---------   ----------------  ---------------  -------------  -------------  ------------
 8/16/99...      8/18/00          1,464,601      $ 7,652,912    $ 7,011,838    $  641,074
 11/16/99..      8/18/00            979,400        5,172,329      4,796,416       375,913
 12/23/99..      8/18/00          1,068,669        5,680,268      5,310,003       370,265
                                                 -----------    -----------    ----------
                                                 $18,505,509    $17,118,258    $1,387,252

                                       C7

The federal income tax basis and unrealized appreciation (depreciation) of the Series Fund's investments as of December 31, 1999 were as follows:

                                                                                      ZERO               ZERO
                                             DIVERSIFIED        GOVERNMENT           COUPON             COUPON
                                                BOND              INCOME              2000               2005
                                           ---------------    ---------------    ---------------    ---------------
Gross Unrealized Appreciation..........    $     4,539,643    $       544,588    $       511,157    $       724,778
Gross Unrealized Depreciation..........         48,433,942         15,994,670              9,397          1,250,308
Total Net Unrealized...................        (43,894,299)       (15,450,082)           501,760           (525,530)
Tax Basis..............................      1,297,397,697        376,159,957         40,812,779         46,003,252

                                                                                    HIGH
                                          CONSERVATIVE         FLEXIBLE             YIELD
                                            BALANCED            MANAGED             BOND
                                         ---------------    ---------------    ---------------
Gross Unrealized Appreciation..........  $   618,254,006    $   830,907,342    $    22,003,313
Gross Unrealized Depreciation..........      240,643,859        422,071,306        107,501,436
Total Net Unrealized...................      377,610,147        408,836,036        (85,498,123)
Tax Basis..............................    4,477,171,346      5,222,267,377        883,980,108

                                                STOCK             EQUITY                              PRUDENTIAL
                                                INDEX             INCOME             EQUITY            JENNISON
                                           ---------------    ---------------    ---------------    ---------------
Gross Unrealized Appreciation..........    $ 2,409,423,762    $   544,531,534    $ 1,820,600,926    $   909,029,943
Gross Unrealized Depreciation..........         99,360,670        302,384,157        470,574,036         17,746,324
Total Net Unrealized...................      2,310,063,092        242,147,377      1,350,026,890        891,283,619
Tax Basis..............................      2,346,099,763      1,837,511,315      4,885,331,050      1,879,472,267

                                              SMALL
                                         CAPITALIZATION                            NATURAL
                                              STOCK             GLOBAL            RESOURCES
                                         ---------------    ---------------    ---------------
Gross Unrealized Appreciation..........  $   101,763,449    $   557,819,864    $    87,889,839
Gross Unrealized Depreciation..........       67,334,686         13,711,041         61,881,862
Total Net Unrealized...................       34,428,763        544,108,823         26,007,977
Tax Basis..............................      410,459,911        731,553,655        263,690,421

For federal income tax purposes, the following Portfolios had post October losses deferred and capital loss carryforwards as of December 31, 1999. Accordingly no capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts:

                                          POST OCTOBER     POST OCTOBER     CAPITAL LOSSES   CAPITAL LOSSES
                                            CURRENCY          CAPITAL       CARRYFORWARDS    CARRYFORWARDS
                                         LOSSES DEFERRED  LOSSES DEFERRED  UTILIZED IN 1999    AVAILABLE      EXPIRATION DATE
                                         ---------------  ---------------  ----------------  --------------  -----------------
Conservative Balanced Portfolio........           --        $8,302,364                   --             --                 --
Flexible Managed Portfolio.............           --        16,235,978                   --             --                 --
High Yield Bond Portfolio..............           --         4,418,508                   --   $ (2,841,700)              2003
                                                                                               (43,467,300)              2007
                                                                                              ------------
                                                                                               (46,309,000)
Global Portfolio.......................     $262,338                --                   --             --                 --
Natural Resources Portfolio............       15,460           619,667                   --     (4,117,123)              2006
                                                                                                (3,511,444)              2007
                                                                                              ------------
                                                                                                (7,628,567)

NOTE 7:  CAPITAL

The Series Fund offers Class I and Class II shares. Both Class I and Class II shares of a Portfolio are not subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of The Prudential to fund benefits under certain variable life insurance and variable annuity contracts ("contracts"). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The accounts invest in shares of the Series Fund through subaccounts that correspond to the portfolios. The accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. As of December 31, 1999, only the Equity Portfolio has Class II shares outstanding.

Transactions in shares of comon stock of the Equity Portfolio for the year ended December 31, 1999 were as follows:

                CLASS I                     SHARES          AMOUNT
                -------                  ------------  ----------------
Year ended December 31, 1999:
Capital stock sold.....................    8,671,360   $   269,536,387
Capital stock issued in reinvestment of
  dividends and distributions..........   29,303,403       842,957,463
Capital stock repurchased..............  (33,039,026)   (1,018,930,728)
                                         -----------   ---------------
Net increase in shares outstanding.....    4,935,737   $    93,563,122
                                         ===========   ===============

               CLASS II                  SHARES     AMOUNT
               --------                  -------  ----------
May 3, 1999 (a) through December 31,
  1999:
Capital stock sold.....................  14,063   $ 457,113
Capital stock issued in reinvestment of
  dividends and distributions..........   1,186      33,511
Capital stock repurchased..............  (4,199)   (135,030)
                                         ------   ---------
Net increase in shares outstanding.....  11,050   $ 355,594
                                         ======   =========

(a) Commencement of offering of Class II shares.

NOTE 8:  SUBSEQUENT EVENT

The Zero Coupon Bond 2000 Portfolio will be liquidated on or about November 15, 2000. On the liquidation date, all of the securities held in the Portfolio will be sold and all outstanding shares will be redeemed. All redemption proceeds will be used to purchase shares of the Money Market Portfolio, unless otherwise directed by Contract holders.

                                       C8

FINANCIAL HIGHLIGHTS

                                                         MONEY MARKET
                                         --------------------------------------------
                                                          YEAR ENDED
                                                         DECEMBER 31,
                                         --------------------------------------------
                                          1999     1998     1997     1996    1995(a)
                                         -------  -------  -------  -------  --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $10.00   $10.00   $10.00   $10.00    $10.00
                                         ------   ------   ------   ------    ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income and realized and
  unrealized gains.....................    0.49     0.52     0.54     0.51      0.56
Dividends and distributions............   (0.49)   (0.52)   (0.54)   (0.51)    (0.56)
                                         ------   ------   ------   ------    ------
Net Asset Value, end of year...........  $10.00   $10.00   $10.00   $10.00    $10.00
                                         ======   ======   ======   ======    ======
TOTAL INVESTMENT RETURN:(b)............    4.97%    5.39%    5.41%    5.22%     5.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................  $1,335.5 $920.2   $657.5   $668.8    $613.3
Ratios to average net assets:
  Expenses.............................    0.42%    0.41%    0.43%    0.44%     0.44%
  Net investment income................    4.90%    5.20%    5.28%    5.10%     5.64%

                                                           DIVERSIFIED BOND
                                         -----------------------------------------------------
                                                              YEAR ENDED
                                                             DECEMBER 31,
                                         -----------------------------------------------------
                                           1999       1998       1997       1996     1995(a)
                                         ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  11.06   $  11.02   $  11.07   $  11.31   $  10.04
                                         --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.67       0.69       0.80       0.76       0.76
Net realized and unrealized gains
  (losses) on investments..............     (0.75)      0.08       0.11      (0.27)      1.29
                                         --------   --------   --------   --------   --------
    Total from investment operations...     (0.08)      0.77       0.91       0.49       2.05
                                         --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income...        --      (0.69)     (0.83)     (0.73)     (0.75)
Distributions from net realized
  gains................................     (0.03)     (0.04)     (0.13)        --      (0.03)
                                         --------   --------   --------   --------   --------
    Total distributions................     (0.03)     (0.73)     (0.96)     (0.73)     (0.78)
                                         --------   --------   --------   --------   --------
Net Asset Value, end of year...........  $  10.95   $  11.06   $  11.02   $  11.07   $  11.31
                                         ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN:(b)............     (0.74)%     7.15%      8.57%      4.40%     20.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................  $1,253.8   $1,122.6     $816.7     $720.2     $655.8
Ratios to average net assets:
  Expenses.............................      0.43%      0.42%      0.43%      0.45%      0.44%
  Net investment income................      6.25%      6.40%      7.18%      6.89%      7.00%
Portfolio turnover rate................       171%       199%       224%       210%       199%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D1

FINANCIAL HIGHLIGHTS

                                                        GOVERNMENT INCOME
                                         ------------------------------------------------
                                                            YEAR ENDED
                                                           DECEMBER 31,
                                         ------------------------------------------------
                                          1999      1998      1997      1996     1995(a)
                                         --------  --------  --------  --------  --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $ 11.87   $ 11.52   $ 11.22   $ 11.72   $ 10.46
                                         -------   -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................     0.76      0.67      0.75      0.75      0.74
Net realized and unrealized gains
  (losses) on investments..............    (1.08)     0.36      0.30     (0.51)     1.28
                                         -------   -------   -------   -------   -------
    Total from investment operations...    (0.32)     1.03      1.05      0.24      2.02
                                         -------   -------   -------   -------   -------
LESS DISTRIBUTIONS:
Dividends from net investment income...       --     (0.68)    (0.75)    (0.74)    (0.76)
Dividends in excess of net investment
  income...............................       --        --(c)      --       --        --
                                         -------   -------   -------   -------   -------
    Total distributions................       --     (0.68)    (0.75)    (0.74)    (0.76)
                                         -------   -------   -------   -------   -------
Net Asset Value, end of year...........  $ 11.55   $ 11.87   $ 11.52   $ 11.22   $ 11.72
                                         =======   =======   =======   =======   =======
TOTAL INVESTMENT RETURN:(b)............    (2.70)%    9.09%     9.67%     2.22%    19.48%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................   $335.5    $443.2    $429.6    $482.0    $501.8
Ratios to average net assets:
  Expenses.............................     0.44%     0.43%     0.44%     0.46%     0.45%
  Net investment income................     5.72%     5.71%     6.40%     6.38%     6.55%
Portfolio turnover rate................      106%      109%       88%       95%      195%

                                                      ZERO COUPON BOND 2000
                                         ------------------------------------------------
                                                            YEAR ENDED
                                                           DECEMBER 31,
                                         ------------------------------------------------
                                          1999      1998      1997      1996     1995(a)
                                         --------  --------  --------  --------  --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $ 12.74   $ 12.61   $ 12.92   $ 13.27   $ 11.86
                                         -------   -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................     0.70      0.63      0.67      0.55      0.59
Net realized and unrealized gains
  (losses) on investments..............    (0.43)     0.31      0.22     (0.36)     1.95
                                         -------   -------   -------   -------   -------
    Total from investment operations...     0.27      0.94      0.89      0.19      2.54
                                         -------   -------   -------   -------   -------
LESS DISTRIBUTIONS:
Dividends from net investment income...       --     (0.64)    (0.67)    (0.54)    (0.60)
Distributions from net realized
  gains................................    (0.02)    (0.17)    (0.53)       --     (0.53)
                                         -------   -------   -------   -------   -------
    Total distributions................    (0.02)    (0.81)    (1.20)    (0.54)    (1.13)
                                         -------   -------   -------   -------   -------
Net Asset Value, end of year...........  $ 12.99   $ 12.74   $ 12.61   $ 12.92   $ 13.27
                                         =======   =======   =======   =======   =======
TOTAL INVESTMENT RETURN:(b)............     2.18%     7.57%     7.17%     1.53%    21.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................    $41.2     $40.2     $41.3     $44.7     $25.3
Ratios to average net assets:
  Expenses.............................     0.58%     0.62%     0.66%     0.52%     0.48%
  Net investment income................     5.56%     4.85%     4.78%     4.88%     4.53%
Portfolio turnover rate................        4%       16%       32%       13%       71%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(c) Less than $.005 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D2

FINANCIAL HIGHLIGHTS

                                                         ZERO COUPON BOND 2005
                                         -----------------------------------------------------
                                                              YEAR ENDED
                                                             DECEMBER 31,
                                         -----------------------------------------------------
                                           1999       1998       1997       1996     1995(A)
                                         ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  13.44   $  12.60   $  12.25   $  13.19   $  10.74
                                         --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.67       0.66       0.68       0.66       0.66
Net realized and unrealized gains
  (losses) on investments..............     (1.43)      0.87       0.66      (0.82)      2.73
                                         --------   --------   --------   --------   --------
    Total from investment operations...     (0.76)      1.53       1.34      (0.16)      3.39
                                         --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income...        --      (0.67)     (0.71)     (0.64)     (0.65)
Distributions from net realized
  gains................................        --      (0.02)     (0.28)     (0.14)     (0.29)
                                         --------   --------   --------   --------   --------
    Total distributions................        --      (0.69)     (0.99)     (0.78)     (0.94)
                                         --------   --------   --------   --------   --------
Net Asset Value, end of year...........  $  12.68   $  13.44   $  12.60   $  12.25   $  13.19
                                         ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN:(B)............     (5.66)%    12.35%     11.18%     (1.01)%    31.85%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................     $45.4      $45.5      $30.8      $25.8      $23.6
Ratios to average net assets:
  Expenses.............................      0.59%      0.61%      0.74%      0.53%      0.49%
  Net investment income................      5.31%      5.35%      5.71%      5.42%      5.32%
Portfolio turnover rate................        15%        --         35%        10%        69%

                                                         CONSERVATIVE BALANCED
                                         -----------------------------------------------------
                                                              YEAR ENDED
                                                             DECEMBER 31,
                                         -----------------------------------------------------
                                           1999       1998       1997       1996     1995(a)
                                         ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  15.08   $  14.97   $  15.52   $  15.31   $  14.10
                                         --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.62       0.66       0.76       0.66       0.63
Net realized and unrealized gains on
  investments..........................      0.37       1.05       1.26       1.24       1.78
                                         --------   --------   --------   --------   --------
    Total from investment operations...      0.99       1.71       2.02       1.90       2.41
                                         --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.62)     (0.66)     (0.76)     (0.66)     (0.64)
Distributions from net realized
  gains................................     (0.06)     (0.94)     (1.81)     (1.03)     (0.56)
Distributions in excess from net
  realized gains.......................     (0.03)        --         --         --         --
                                         --------   --------   --------   --------   --------
    Total distributions................     (0.71)     (1.60)     (2.57)     (1.69)     (1.20)
                                         --------   --------   --------   --------   --------
Net Asset Value, end of year...........  $  15.36   $  15.08   $  14.97   $  15.52   $  15.31
                                         ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN:(B)............      6.69%     11.74%     13.45%     12.63%     17.27%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................  $4,387.1   $4,796.0   $4,744.2   $4,478.8   $3,940.8
Ratios to average net assets:
  Expenses.............................      0.57%      0.57%      0.56%      0.59%      0.58%
  Net investment income................      4.02%      4.19%      4.48%      4.13%      4.19%
Portfolio turnover rate................       109%       167%       295%       295%       201%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D3

FINANCIAL HIGHLIGHTS

                                                      FLEXIBLE MANAGED PORTFOLIO
                                         -----------------------------------------------------
                                                              YEAR ENDED
                                                             DECEMBER 31,
                                         -----------------------------------------------------
                                           1999       1998       1997       1996     1995(a)
                                         ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  16.56   $  17.28   $  17.79   $  17.86   $  15.50
                                         --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.58       0.58       0.59       0.57       0.56
Net realized and unrealized gains on
  investments..........................      0.69       1.14       2.52       1.79       3.15
                                         --------   --------   --------   --------   --------
    Total from investment operations...      1.27       1.72       3.11       2.36       3.17
                                         --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income...        --      (0.59)     (0.58)     (0.58)     (0.56)
Distributions from net realized
  gains................................     (0.19)     (1.85)     (3.04)     (1.85)     (0.79)
                                         --------   --------   --------   --------   --------
    Total distributions................     (0.19)     (2.44)     (3.62)     (2.43)     (1.35)
                                         --------   --------   --------   --------   --------
Net Asset Value, end of year...........  $  17.64   $  16.56   $  17.28   $  17.79   $  17.86
                                         ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN:(b)............      7.78%     10.24%     17.96%     13.64%     24.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................  $5,125.3   $5,410.0   $5,490.1   $4,896.9   $4,261.2
Ratios to average net assets:
  Expenses.............................      0.62       0.61%      0.62%      0.64%      0.63%
  Net investment income................      3.20       3.21%      3.02%      3.07%      3.30%
Portfolio turnover rate................        76%       138%       227%       233%       173%

                                                            HIGH YIELD BOND
                                         -----------------------------------------------------
                                                              YEAR ENDED
                                                             DECEMBER 31,
                                         -----------------------------------------------------
                                           1999       1998       1997       1996     1995(a)
                                         ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $   7.21   $   8.14   $   7.87   $   7.80   $   7.37
                                         --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.79       0.77       0.78       0.80       0.81
Net realized and unrealized gains
  (losses) on investments..............     (0.46)     (0.94)      0.26       0.06       0.46
Dividends and distributions............
                                         --------   --------   --------   --------   --------
    Total from investment operations...      0.33      (0.17)      1.04       0.86       1.27
                                         --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.02)     (0.76)     (0.77)     (0.78)     (0.84)
Dividends in excess of net investment
  income...............................        --         --         --      (0.01)        --
                                         --------   --------   --------   --------   --------
    Total distributions................     (0.02)     (0.76)     (0.77)     (0.79)     (0.84)
                                         --------   --------   --------   --------   --------
Net Asset Value, end of year...........  $   7.52   $   7.21   $   8.14   $   7.87   $   7.80
                                         ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN:(B)............      4.61%     (2.36)%    13.78%     11.39%     17.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................    $802.2     $789.3     $568.7     $432.9     $367.9
Ratios to average net assets:
  Expenses.............................      0.60%      0.58%      0.57%      0.63%      0.61%
  Net investment income................     10.48%     10.31%      9.78%      9.89%     10.34%
Portfolio turnover rate................        58%        63%       106%        88%       139%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D4

FINANCIAL HIGHLIGHTS

                                                              STOCK INDEX
                                         -----------------------------------------------------
                                                              YEAR ENDED
                                                             DECEMBER 31,
                                         -----------------------------------------------------
                                           1999       1998       1997       1996     1995(a)
                                         ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  37.74   $  30.22   $  23.74   $  19.96   $  14.96
                                         --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.44       0.42       0.43       0.40       0.40
Net realized and unrealized gains
  (losses) on investments..............      7.23       8.11       7.34       4.06       5.13
                                         --------   --------   --------   --------   --------
    Total from investment operations...      7.67       8.53       7.77       4.46       5.53
                                         --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.43)     (0.42)     (0.42)     (0.40)     (0.38)
Distributions from net realized
  gains................................     (0.53)     (0.59)     (0.87)     (0.28)     (0.15)
                                         --------   --------   --------   --------   --------
    Total distributions................     (0.96)     (1.01)     (1.29)     (0.68)     (0.53)
                                         --------   --------   --------   --------   --------
Net Asset Value, end of year...........  $  44.45   $  37.74   $  30.22   $  23.74   $  19.96
                                         ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN:(B)............     20.54%     28.42%     32.83%     22.57%     37.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................  $4,655.0   $3,548.1   $2,448.2   $1,581.4   $1,031.3
Ratios to average net assets:
  Expenses.............................      0.39%      0.37%      0.37%      0.40%      0.38%
  Net investment income................      1.09%      1.25%      1.55%      1.95%      2.27%
Portfolio turnover rate................         2%         3%         5%         1%         1%

                                                        EQUITY INCOME PORTFOLIO
                                         -----------------------------------------------------
                                                              YEAR ENDED
                                                             DECEMBER 31,
                                         -----------------------------------------------------
                                           1999       1998       1997       1996     1995(a)
                                         ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  20.03   $  22.39   $  18.51   $  16.27   $  14.48
                                         --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.51       0.56       0.61       0.58       0.64
Net realized and unrealized gains
  (losses) on investments..............      1.89      (1.03)      6.06       2.88       2.50
Dividends and distributions............
                                         --------   --------   --------   --------   --------
    Total from investment operations...      2.40      (0.47)      6.67       3.46       3.14
                                         --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.50)     (0.59)     (0.57)     (0.71)     (0.62)
Distributions from net realized
  gains................................     (2.41)     (1.30)     (2.22)     (0.51)     (0.73)
                                         --------   --------   --------   --------   --------
    Total distributions................     (2.91)     (1.89)     (2.79)     (1.22)     (1.35)
                                         --------   --------   --------   --------   --------
Net Asset Value, end of year...........  $  19.52   $  20.03   $  22.39   $  18.51   $  16.27
                                         ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN:(b)............     12.52%     (2.38)%    36.61%     21.74%     21.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................  $2,024.0   $2,142.3   $2,029.8   $1,363.5   $1,110.0
Ratios to average net assets:
  Expenses.............................      0.42%      0.42%      0.41%      0.45%      0.43%
  Net investment income................      2.34%      2.54%      2.90%      3.36%      4.00%
Portfolio turnover rate................        16%        20%        38%        21%        64%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D5

FINANCIAL HIGHLIGHTS

                                                            EQUITY CLASS I                      EQUITY CLASS II
                                         -----------------------------------------------------  ----------------
                                                              YEAR ENDED                        MAY 3, 1999(d)
                                                             DECEMBER 31,                         THROUGH
                                         -----------------------------------------------------  DECEMBER 31,
                                           1999       1998       1997       1996     1995(a)       1999
                                         ---------  ---------  ---------  ---------  ---------  ----------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...  $  29.64   $  31.07   $  26.96   $  25.64   $  20.66       $ 32.79
                                         --------   --------   --------   --------   --------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.54       0.60       0.69       0.71       0.55          0.28
Net realized and unrealized gains on
  investments..........................      3.02       2.21       5.88       3.88       5.89         (0.60)
                                         --------   --------   --------   --------   --------       -------
    Total from investment operations...      3.56       2.81       6.57       4.59       6.44         (0.32)
                                         --------   --------   --------   --------   --------       -------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.53)     (0.60)     (0.70)     (0.67)     (0.52)        (0.34)
Distributions from net realized
  gains................................     (3.77)     (3.64)     (1.76)     (2.60)     (0.94)        (3.21)
                                         --------   --------   --------   --------   --------       -------
    Total distributions................     (4.30)     (4.24)     (2.46)     (3.27)     (1.46)        (3.55)
                                         --------   --------   --------   --------   --------       -------
Net Asset Value, end of period.........  $  28.90   $  29.64   $  31.07   $  26.96   $  25.64       $ 28.92
                                         ========   ========   ========   ========   ========       =======
TOTAL INVESTMENT RETURN:(b)............     12.49%      9.34%     24.66%     18.52%     31.29%        (0.68)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................  $6,235.0   $6,247.0   $6,024.0   $4,814.0   $3,813.8          $0.3
Ratios to average net assets:
  Expenses.............................      0.47%      0.47%      0.46%      0.50%      0.48%         0.87%(c)
  Net investment income................      1.72%      1.81%      2.27%      2.54%      2.28%         1.33%(c)
Portfolio turnover rate................         9%        25%        13%        20%        18%            9%

                                                            PRUDENTIAL JENNISON
                                         ----------------------------------------------------------
                                                                                    APRIL 25,
                                                        YEAR ENDED                 1995(d)(a)
                                                       DECEMBER 31,                    TO
                                         ----------------------------------------  DECEMBER 31,
                                           1999       1998      1997      1996        1995
                                         ---------  ---------  --------  --------  ----------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...  $  23.91   $  17.73   $ 14.32   $ 12.55       $ 10.00
                                         --------   --------   -------   -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.05       0.04      0.04      0.02          0.02
Net realized and unrealized gains on
  investments..........................      9.88       6.56      4.48      1.78          2.54
                                         --------   --------   -------   -------       -------
    Total from investment operations...      9.93       6.60      4.52      1.80          2.56
                                         --------   --------   -------   -------       -------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.05)     (0.04)    (0.04)    (0.03)        (0.01)
Distributions from net realized
  gains................................     (1.40)     (0.38)    (1.07)       --            --
                                         --------   --------   -------   -------       -------
    Total distributions................     (1.45)     (0.42)    (1.11)    (0.03)        (0.01)
                                         --------   --------   -------   -------       -------
Net Asset Value, end of period.........  $  32.39   $  23.91   $ 17.73   $ 14.32       $ 12.55
                                         ========   ========   =======   =======       =======
TOTAL INVESTMENT RETURN:(b)............     41.76%     37.46%    31.71%    14.41%        24.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................  $2,770.7   $1,198.7    $495.9    $226.5         $63.1
Ratios to average net assets:
  Expenses.............................      0.63%      0.63%     0.64%     0.66%         0.79%(c)
  Net investment income................      0.17%      0.20%     0.25%     0.20%         0.15%(c)
Portfolio turnover rate................        58%        54%       60%       46%           37%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c) Annualized

(d) Commencement of offering of Class II shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D6

FINANCIAL HIGHLIGHTS

                                                          SMALL CAPITALIZATION STOCK
                                         ------------------------------------------------------------
                                                       YEAR ENDED
                                                      DECEMBER 31,               APRIL 25, 1995(d)
                                         --------------------------------------       TO
                                          1999      1998      1997      1996     DECEMBER 31, 1995(a)
                                         --------  --------  --------  --------  --------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...  $ 14.71   $ 15.93   $ 13.79   $ 11.83         $ 10.00
                                         -------   -------   -------   -------         -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................     0.10      0.09      0.10      0.09            0.08
Net realized and unrealized gains
  (losses) on investments..............     1.71     (0.25)     3.32      2.23            1.91
                                         -------   -------   -------   -------         -------
    Total from investment operations...     1.81     (0.16)     3.42      2.32            1.99
                                         -------   -------   -------   -------         -------
LESS DISTRIBUTIONS:
Dividends from net investment income...       --     (0.09)    (0.10)    (0.09)          (0.04)
Distributions from net realized
  gains................................    (0.27)    (0.97)    (1.18)    (0.27)          (0.12)
                                         -------   -------   -------   -------         -------
    Total distributions................    (0.27)    (1.06)    (1.28)    (0.36)          (0.16)
                                         -------   -------   -------   -------         -------
Net Asset Value, end of period.........    16.25   $ 14.71   $ 15.93   $ 13.79         $ 11.83
                                         =======   =======   =======   =======         =======
TOTAL INVESTMENT RETURN:(b)............    12.68%    (0.76)%   25.17%    19.77%          19.74%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................   $437.5    $360.4    $290.3    $147.9           $47.5
Ratios to average net assets:
  Expenses.............................     0.45%     0.47%     0.50%     0.56%           0.60%(c)
  Net investment income................     0.70%     0.57%     0.69%     0.87%           0.68%(c)
Portfolio turnover rate................       31%       26%       31%       13%             32%

                                                             GLOBAL
                                         ----------------------------------------------
                                                           YEAR ENDED
                                                          DECEMBER 31,
                                         ----------------------------------------------
                                           1999      1998     1997     1996    1995(A)
                                         ---------  -------  -------  -------  --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  21.16   $17.92   $17.85   $15.53    $13.88
                                         --------   ------   ------   ------    ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.06     0.07     0.09     0.11      0.06
Net realized and unrealized gains
  (losses) on investments..............     10.04     4.38     1.11     2.94      2.14
                                         --------   ------   ------   ------    ------
    Total from investment operations...     10.10     4.45     1.20     3.05      2.20
                                         --------   ------   ------   ------    ------
LESS DISTRIBUTIONS:
Dividends from net investment income...        --    (0.16)   (0.13)   (0.11)    (0.24)
Dividends in excess of net investment
  income...............................     (0.10)   (0.12)   (0.10)      --        --
Distributions from net realized
  gains................................     (0.18)   (0.93)   (0.90)   (0.62)    (0.31)
                                         --------   ------   ------   ------    ------
    Total distributions................     (0.28)   (1.21)   (1.13)   (0.73)    (0.55)
                                         --------   ------   ------   ------    ------
Net Asset Value, end of year...........  $  30.98   $21.16   $17.92   $17.85    $15.53
                                         ========   ======   ======   ======    ======
TOTAL INVESTMENT RETURN:(b)                 48.27%   25.08%    6.98%   19.97%    15.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................  $1,298.3   $844.5   $638.4   $580.6    $400.1
Ratios to average net assets:
  Expenses.............................      0.84%    0.86%    0.85%    0.92%     1.06%
  Net investment income................      0.21%    0.29%    0.47%    0.64%     0.44%
Portfolio turnover rate................        76%      73%      70%      41%       59%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c) Annualized

(d) Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D7

FINANCIAL HIGHLIGHTS

                                                      NATURAL RESOURCES
                                         -------------------------------------------
                                                         YEAR ENDED
                                                        DECEMBER 31,
                                         -------------------------------------------
                                          1999     1998     1997     1996     1995
                                         -------  -------  -------  -------  -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $11.98   $15.24   $19.77   $17.27   $14.44
                                         ------   ------   ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................    0.10     0.09     0.12     0.15     0.21
Net realized and unrealized gains
  (losses) on investments..............    5.40    (2.48)   (2.43)    5.11     3.66
                                         ------   ------   ------   ------   ------
    Total from investment operations...    5.50    (2.39)   (2.31)    5.26     3.87
                                         ------   ------   ------   ------   ------
LESS DISTRIBUTIONS:
Dividends from net investment income...   (0.10)   (0.11)   (0.10)   (0.14)   (0.21)
Distributions from net realized
  gains................................      --    (0.75)   (2.12)   (2.62)   (0.83)
Tax return of capital distributions....      --    (0.01)      --       --       --
                                         ------   ------   ------   ------   ------
    Total distributions................   (0.10)   (0.87)   (2.22)   (2.76)   (1.04)
                                         ------   ------   ------   ------   ------
Net Asset Value, end of year...........  $17.38   $11.98   $15.24   $19.77   $17.27
                                         ======   ======   ======   ======   ======
TOTAL INVESTMENT RETURN: (B)...........   45.99%  (17.10)% (11.59)%  30.88%   26.92%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................  $289.5   $236.9   $358.0   $438.4   $293.2
Ratios to average net assets:
  Expenses.............................    0.57%    0.61%    0.54%    0.52%    0.50%
  Net investment income................    0.70%    0.63%    0.60%    0.75%    1.25%
Portfolio turnover rate................      26%      12%      32%      36%      46%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D8

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE PRUDENTIAL SERIES FUND, INC.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of Money Market Portfolio, Diversified Bond Portfolio, Government Income Portfolio, Zero Coupon Bond 2000 Portfolio, Zero Coupon Bond 2005 Portfolio, Conservative Balanced Portfolio, Flexible Managed Portfolio, High Yield Bond Portfolio, Stock Index Portfolio, Equity Income Portfolio, Equity Portfolio, Prudential Jennison Portfolio, Small Capitalization Stock Portfolio, Global Portfolio and Natural Resources Portfolio (fifteen of the seventeen portfolios that constitute The Prudential Series Fund, Inc.; the Portfolios) at December 31, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The financial highlights of each Portfolio for the period ended December 31, 1995 were audited by other independent accountants whose opinion dated February 15, 1996 was unqualified.

As explained in Note 8, the Zero Coupon Bond 2000 Portfolio will be liquidated on or about November 15, 2000.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036
February 23, 2000

                                TAX INFORMATION
                                  (UNAUDITED)

Although we understand that the vast majority, if not all, of the shareholders/contract holders of the Series Fund currently maintain a tax deferred status, we are nevertheless required by the Internal Revenue Code to advise you within 60 days of the Series Fund's fiscal year end (December 31, 1999) as to the federal tax status of dividends paid by the Series Fund during such fiscal year. Accordingly, we are advising you that in 1999, the Series Fund paid dividends as follows:

                                         ORDINARY DIVIDENDS
                                         ------------------
                                                  SHORT-TERM       LONG-TERM       TOTAL
                                       INCOME    CAPITAL GAINS   CAPITAL GAINS   DIVIDENDS
                                      --------   -------------   -------------   ---------
Money Market Porfolio                  $0.490           --              --        $0.490
Diversified Bond Portfolio                 --       $0.029          $0.001         0.030
Government Income Portfolio                --           --              --            --
Zero Coupon Bond 2000 Portfolio            --           --           0.024         0.024
Conservative Balanced Portfolio         0.623        0.043           0.043         0.709
Flexible Managed Portfolio              0.001        0.100           0.093         0.194
High Yield Bond Portfolio               0.020           --              --         0.020
Stock Index Portfolio                   0.434        0.069           0.462         0.965
Equity Income Portfolio                 0.496        0.164           2.247         2.907
Equity Portfolio                        0.530        0.260           3.511         4.301
Prudential Jennison Portfolio           0.047           --           1.397         1.444
Small Capitalization Stock Portfolio       --        0.065           0.208         0.273
Global Portfolio                        0.100        0.018           0.157         0.275
Natural Resources Portfolio             0.104           --              --         0.104

                                       E1

                                    APPENDIX

DEBT RATINGS

Moody's Investors Services, Inc. describes its categories of corporate debt securities and its "Prime-1" and "Prime-2" commercial paper as follows:

BONDS:

Aaa -- Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated "Baa" are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

COMMERCIAL PAPER:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

--   Leading market positions in well-established industries.

--   High rates of return of funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-- Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's Ratings Services describes its grades of corporate debt securities and its "A" commercial paper as follows:

BONDS:

AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated "BBB" is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB-B-CCC-CC-C

Debt rated "BB", "B", "CCC", "CC", and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

COMMERCIAL PAPER:

Commercial paper rated A by Standard & Poor's Ratings Services has the following characteristics:

Liquidity ratios are better than the industry average. Long term senior debt rating is "A" or better. In some cases BBB credits may be acceptable. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Typically, the issuer's industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this classification.

                                      A-2

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THE PRUDENTIAL
SERIES FUND, INC.




THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
751 Broad Street, Newark, NJ 07102-3777